As filed with the Securities and Exchange Commission on August 9, 2002


--------------------------------------------------------------------------------

                                                      Registration No. 033-06793

                                                                        811-4721
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------


                       POST-EFFECTIVE AMENDMENT NUMBER 22


                                       TO
                                    FORM S-6


              FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF SECURITIES UNIT INVESTMENT TRUSTS REGISTERED ON FORM
                                     N-8B-2

                                   ----------


                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
          (FORMERLY PHOENIX HOME LIFE VARIABLE UNIVERSAL LIFE ACCOUNT)


                              (EXACT NAME OF TRUST)


                         PHOENIX LIFE INSURANCE COMPANY
              (FORMERLY PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY)


                               (NAME OF DEPOSITOR)

                                   ----------

                                ONE AMERICAN ROW
                        HARTFORD, CONNECTICUT 06102-5056
          (COMPLETE ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)


                               TRACY L. RICH, ESQ.
                         PHOENIX LIFE INSURANCE COMPANY

                                ONE AMERICAN ROW
                                   PO BOX 5056
                        HARTFORD, CONNECTICUT 06102-5056
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                   ----------

                                    Copy to:


                             Richard J. Wirth, Esq.
                         Phoenix Life Insurance Company

                                One American Row
                                   PO Box 5053
                        Hartford, Connecticut 06102-5056

                                   ----------
       It is proposed that this filing will become effective:


       [X] immediately upon filing pursuant to paragraph (b) of Rule 485.
       | | on _________ pursuant to paragraph (b) of Rule 485.
       [ ] 60 days after filing pursuant to paragraph (a) (1) of Rule 485.
       [ ] on _____ pursuant to paragraph (a) (1) of Rule 485.
       [ ] this Post-Effective Amendment designates a new effective date for a previously filed post-effective amendment.

                                                                     [VERSION A]
                               THE PHOENIX EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

                    ISSUED BY: PHOENIX LIFE INSURANCE COMPANY




PROSPECTUS                                                        AUGUST 9, 2002


This prospectus describes a variable life insurance policy which provides lifetime insurance protection. You may allocate premiums and policy value to the Guaranteed Interest Account and/or one or more of the subaccounts of the Phoenix Life Variable Universal Life Account (the "Account"). The subaccounts purchase, at net asset value, shares of the following funds:


THE PHOENIX EDGE SERIES FUND
----------------------------
   [diamond] Phoenix-Aberdeen International Series
   [diamond] Phoenix-Aberdeen New Asia Series
   [diamond] Phoenix-AIM Mid-Cap Equity Series
   [diamond] Phoenix-Alliance/Bernstein Growth + Value Series [diamond] Phoenix-Deutsche Dow 30 Series
   [diamond] Phoenix-Deutsche Nasdaq-100 Index(R) Series [diamond] Phoenix-Duff & Phelps Real Estate Securities Series [diamond] Phoenix-Engemann Capital Growth Series
   [diamond] Phoenix-Engemann Small & Mid-Cap Growth Series [diamond] Phoenix-Federated U.S. Government Bond Series (1) [diamond] Phoenix-Goodwin Money Market Series
   [diamond] Phoenix-Goodwin Multi-Sector Fixed Income Series [diamond] Phoenix-Hollister Value Equity Series
   [diamond] Phoenix-J.P. Morgan Research Enhanced Index Series [diamond] Phoenix-Janus Flexible Income Series
   [diamond] Phoenix-Janus Growth Series

   [diamond] Phoenix-Kayne Large-Cap Core Series
   [diamond] Phoenix-Kayne Small-Cap Quality Value Series
   [diamond] Phoenix-Lazard International Equity Select Series
   [diamond] Phoenix-Lazard Small-Cap Value Series
   [diamond] Phoenix-Lazard U.S. Multi-Cap Series
   [diamond] Phoenix-Lord Abbett Bond-Debenture Series
   [diamond] Phoenix-Lord Abbett Large-Cap Value Series
   [diamond] Phoenix-Lord Abbett Mid-Cap Value Series

   [diamond] Phoenix-MFS Investors Growth Stock Series [diamond] Phoenix-MFS Investors Trust Series
   [diamond] Phoenix-MFS Value Series
   [diamond] Phoenix-Oakhurst Growth and Income Series [diamond] Phoenix-Oakhurst Strategic Allocation Series [diamond] Phoenix-Sanford Bernstein Global Value Series [diamond] Phoenix-Sanford Bernstein Mid-Cap Value Series [diamond] Phoenix-Sanford Bernstein Small-Cap Value Series [diamond] Phoenix-Seneca Mid-Cap Growth Series
   [diamond] Phoenix-Seneca Strategic Theme Series

   [diamond] Phoenix-State Street Research Small-Cap Growth Series

   [diamond] Phoenix-Van Kampen Focus Equity Series

AIM VARIABLE INSURANCE FUNDS
----------------------------
   [diamond] AIM V.I. Capital Appreciation Fund
   [diamond] AIM V.I. Premier Equity Fund

THE ALGER AMERICAN FUND
-----------------------
   [diamond] Alger American Leveraged AllCap Portfolio

FEDERATED INSURANCE SERIES
--------------------------
   [diamond] Federated Fund for U.S. Government Securities II
   [diamond] Federated High Income Bond Fund II

FIDELITY(R) VARIABLE INSURANCE PRODUCTS
---------------------------------------
   [diamond] VIP Contrafund(R) Portfolio
   [diamond] VIP Growth Opportunities Portfolio
   [diamond] VIP Growth Portfolio

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2
--------------------------------------------------------------
   [diamond] Mutual Shares Securities Fund

   [diamond] Templeton Developing Markets Securities Fund (1)

   [diamond] Templeton Foreign Securities Fund
   [diamond] Templeton Global Asset Allocation (1)
   [diamond] Templeton Growth Securities Fund

SCUDDER VIT FUNDS
-----------------
   [diamond] Scudder VIT EAFE(R) Equity Index Fund
   [diamond] Scudder VIT Equity 500 Index Fund

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
---------------------------------------
   [diamond] Technology Portfolio

WANGER ADVISORS TRUST
---------------------
   [diamond] Wanger Foreign Forty
   [diamond] Wanger International Small Cap
   [diamond] Wanger Twenty
   [diamond] Wanger U.S. Smaller Companies


(1) Not available for new investors

IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT US AT:[envelope] PHOENIX VARIABLE
                                                           PRODUCTS MAIL

                                                           Operations ("VPMO")

                                                           PO Box 8027
                                                           Boston, MA 02266-8027

                                               [telephone] VARIABLE AND
                                                           UNIVERSAL LIFE
                                                           Administration
                                                           ("VULA")

                                                           800/541-0171

It may not be in your best interest to purchase a policy to replace an existing life insurance policy or annuity contract. You must understand the basic features of the proposed policy and your existing coverage before you decide to replace your present coverage. You must also know if the replacement will result in any income taxes.

The policy is not a deposit nor an obligation of, underwritten or guaranteed by, any financial institution or credit union. It is not federally insured or endorsed by the Federal Deposit Insurance Corporation or any other state or federal agency. Policy investments are subject to risk, including the fluctuation of policy values and possible loss of principal invested or premiums paid.


The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities, nor passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. Read and keep this prospectus for future reference.

                                TABLE OF CONTENTS

Heading                                                    Page
---------------------------------------------------------------

SUMMARY ...............................................      4
PERFORMANCE HISTORY....................................      5
PHOENIX AND THE ACCOUNT................................      5
   Phoenix ............................................      5
   The Account ........................................      5
   The Guaranteed Interest Account ....................      5
THE POLICY ............................................      6
   Introduction .......................................      6
   Eligible Purchasers ................................      6
   Premium Payment.....................................      6
   Allocation of Issue Premium ........................      6
   Free Look Period ...................................      7
   Temporary Insurance Coverage .......................      7
   Transfer of Policy Value ...........................      7
     Systematic Transfer Program.......................      7
     Nonsystematic Transfers ..........................      7
   Determination of Subaccount Values .................      8
   Death Benefit ......................................      9
   Additional Premiums and Partial Surrenders:
     Effect on Death Benefit...........................      9
   Minimum Face Amount Rider...........................     10
   Surrenders .........................................     10
   Policy Loans .......................................     10
   Lapse ..............................................     11
INVESTMENTS OF THE ACCOUNT ............................     12
   Participating Investment Funds......................     12
   Investment Advisors.................................     14
   Services of the Advisors ...........................     15
   Reinvestment and Redemption ........................     15
   Substitution of Investments ........................     15
CHARGES AND DEDUCTIONS ................................     15
   General.............................................     15
   Acquisition Expense (Acquisition Expense
     Allowance) .......................................     16
   Periodic Charges....................................     16
   Conditional Charges.................................     17
   Investment Management Charge........................     17
   Other Taxes ........................................     17
GENERAL PROVISIONS ....................................     17
   Postponement of Payments ...........................     17
   Payment by Check ...................................     17
   The Contract .......................................     17
   Suicide ............................................     17
   Incontestability ...................................     17
   Change of Owner or Beneficiary .....................     17
   Assignment .........................................     18
   Misstatement of Age or Sex .........................     18
   Surplus.............................................     18
PAYMENT OF PROCEEDS ...................................     18
   Surrender and Death Benefit Proceeds ...............     18
   Payment Options ....................................     18
FEDERAL INCOME TAX CONSIDERATIONS .....................     19
   Introduction .......................................     19
   Phoenix's Income Tax Status ........................     19
   Policy Benefits ....................................     19
   Business-Owned Policies.............................     20
   Penalty Tax.........................................     20
   Material Change Rules...............................     20
   Serial Purchase of Modified Endowment
     Contracts.........................................     21
   Limitations on Unreasonable Mortality
     and Expense Charges ..............................     21
   Qualified Plans ....................................     21
   Diversification Standards ..........................     21
   Change of Ownership or Insured or Assignment .......     21
   Other Taxes ........................................     22
VOTING RIGHTS .........................................     22
THE DIRECTORS AND EXECUTIVE OFFICERS OF
   PHOENIX ............................................     22
SAFEKEEPING OF THE ACCOUNT'S ASSETS ...................     24
SALES OF POLICIES .....................................     24
STATE REGULATION ......................................     24
REPORTS ...............................................     24
LEGAL PROCEEDINGS .....................................     24
LEGAL MATTERS .........................................     24
REGISTRATION STATEMENT ................................     24
FINANCIAL STATEMENTS ..................................     24
PHOENIX LIFE VARIABLE UNIVERSAL LIFE
   ACCOUNT, FINANCIAL STATEMENTS,
   DECEMBER 31, 2001 ..................................   SA-1
PHOENIX LIFE INSURANCE COMPANY,
   FINANCIAL STATEMENTS,
   DECEMBER 31, 2001...................................    F-1

PHOENIX LIFE INSURANCE COMPANY
UNAUDITED FINANCIAL STATEMENTS,
   MARCH 31, 2002.....................................    F-46

GLOSSARY OF SPECIAL TERMS..............................    G-1



THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESPERSON, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

SUMMARY
--------------------------------------------------------------------------------
This is a summary of the policy and does not contain all of the detailed information that may be important to you. You should carefully read the entire prospectus before making any decision. We define certain terms, as used in this prospectus, in Appendix B--Glossary of Special Terms.

INVESTMENT FEATURES

PREMIUM PAYMENT
The only premium you have to pay is the issue premium (and any payments required to prevent policy lapse). See "Premium Payment" and "Lapse."

ALLOCATION OF PREMIUMS AND POLICY VALUE
After we deduct certain charges from your premium payment, we will invest the balance in one or more of the subaccounts of the Account and/or the Guaranteed Interest Account as you instruct.

You may make transfers into the Guaranteed Interest Account and among the subaccounts at anytime. Transfers from the Guaranteed Interest Account are subject to the rules discussed in "The Guaranteed Interest Account" and under "Transfer of Policy Value."

The policy value varies with the investment performance of the funds and is not guaranteed.

The policy value allocated to the Guaranteed Interest Account will depend on deductions taken from the Guaranteed Interest Account to pay expenses and will accumulate interest at rates we periodically establish, but never less than 4%.

LOANS AND SURRENDERS
[diamond]  Generally, you may take loans against 75%-90% of the policy's cash value subject to certain conditions. See "Policy Loans."

[diamond]  You may partially surrender any part of the policy anytime. A partial surrender charge of the lesser of $25 or 2% of the partial surrender amount will apply. A separate surrender charge also may be imposed. See "Surrenders."

[diamond]  You may fully surrender this policy anytime for its surrender value.
           A surrender charge may be imposed. See "Surrenders."

INSURANCE PROTECTION FEATURES

DEATH BENEFITS

[diamond]  Both a fixed and variable benefit are available under the policy.
           o During the first policy month, the fixed benefit is equal to the target face amount.

           o After the first policy month, the variable benefit equals the cash value on the last preceding monthly calculation day multiplied by the applicable death benefit adjustment rate.

[diamond]  The death benefit is payable when the insured dies. See "Death
           Benefit."

CHARGES AND DEDUCTIONS

FROM PREMIUM PAYMENTS
[diamond]  Taxes
           o Premium Taxes--2.25% of premiums paid.

See "Charges and Deductions" for a detailed discussion.

FROM POLICY VALUE
[diamond]  Issue Administration Charge--1% of the issue premium paid.

[diamond]  Sales Charge--5.5% of the issue premium paid.

[diamond]  Cost of Insurance--Amount deducted monthly. The rates vary and are based on certain personal factors such as sex, attained age and risk class of the insured.

[diamond]  Partial Surrender Charge--may be deducted for partial surrenders.

FROM THE ACCOUNT
[diamond]  Mortality and Expense Risk Charge--.50% annually.

FROM THE FUND
The assets of the Account are used to purchase, at net asset value, shares of the underlying funds you select. The net asset value reflects investment management fees and other direct expenses of the fund. See "Investment Management Charge."

See "Charges and Deductions" for a more detailed description of how each is applied.

ADDITIONAL INFORMATION

CANCELLATION RIGHT
You have the right to review the policy. If you are not satisfied with it, you may cancel the policy:

[diamond]  within 10 days after you receive the Policy, or

[diamond]  within 10 days after we mail or deliver a written notice telling you about your right to cancel, or

[diamond]  within 45 days of completing the application;

whichever is latest.

See "Free Look Period."

RISK OF LAPSE
The policy will remain in force as long as the surrender value is enough to pay the necessary monthly charges incurred under the policy. When the surrender value is no longer enough, the policy lapses, or ends. We will let you know of an impending lapse situation. We will give you the opportunity to keep the policy in force by paying a specified amount. See "Lapse" for more detail.

TAX EFFECTS
Generally, under current federal income tax law, death benefits are not subject to income tax. Earnings on the premiums invested in the Account and the Guaranteed Interest Account are not subject to income tax until there is a distribution from the policy. Loans, partial surrenders or policy termination may result in recognition of income for tax purposes.

VARIATIONS
The policy is subject to laws and regulations in every state where the policy is sold. Therefore, the terms of the policy may vary from state to state.

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
We may include the performance history of the Account's subaccounts in advertisements, sales literature or reports. Performance information about each subaccount is based on past performance only and is not an indication of future performance. See "Appendix A--Performance History" for more information.

PHOENIX AND THE ACCOUNT
--------------------------------------------------------------------------------
PHOENIX
On June 25, 2001, Phoenix Home Life Mutual Insurance Company (a New York mutual life insurance company, originally chartered in Connecticut in 1851 and redomiciled to New York in 1992) converted to a stock life insurance company by "demutualizing" pursuant to a plan of reorganization approved by the New York Superintendent of Insurance and changed its name to Phoenix Life Insurance Company ("Phoenix"). As part of the demutualization, Phoenix became a wholly-owned subsidiary of The Phoenix Companies, Inc., a newly-formed, publicly-traded Delaware corporation. Our executive office is at One American Row, Hartford, Connecticut, 06102-5056 and our main administrative office is at 100 Bright Meadow Boulevard, Enfield, Connecticut 06083-1900. Our New York principal office is at 10 Krey Boulevard, East Greenbush, New York 12144. We sell life insurance policies and annuity contracts through producers of affiliated distribution companies and through brokers.

THE ACCOUNT
The Account is a separate account of Phoenix established on June 17, 1985 and governed under the laws of New York. It is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"), as amended, and meets the definition of a "separate account" under the 1940 Act. This registration does not involve supervision of the management of the Account or Phoenix by the SEC.

The Account is divided into subaccounts, each of which is available for allocation of policy value. Each subaccount will invest solely in shares of a specific series of a mutual fund. In the future, we may establish additional subaccounts which may be made available to existing policyowners as we decide. See "Investments of the Account--Participating Investment Funds."

We do not guarantee the investment performance of the Account or any of the subaccounts. Contributions to the overall policy value allocated to the Account depend on the underlying fund's investment performance. Thus, you bear the full investment risk for all monies invested in the Account.

The Account is part of the general business of Phoenix, but the gains or losses of the Account belong solely to the Account. The gains or losses of any other business we may conduct does not affect the Account. Under New York law, the assets of the Account may not be taken to pay liabilities arising out of any other business we may conduct. Nevertheless, all obligations arising under the policy (such as paying death benefits) are general corporate obligations of Phoenix.

THE GUARANTEED INTEREST ACCOUNT
In addition to the Account, you may allocate premiums or transfer values to the Guaranteed Interest Account ("GIA"). Amounts you allocate or transfer to the GIA become part of our general account assets. You do not share in the investment experience of those assets. Rather, we guarantee a minimum rate of return on the allocated amount, as provided under the terms of your product. Although we are not obligated to credit interest at a higher rate than the minimum, we will credit any excess interest as determined by us based on expected investment yield information.

We reserve the right to limit total deposits to the GIA, including transfers, to no more than $250,000 during any one-week period per policy.

You may make transfers into the GIA at any time. In general, you may make only one transfer per year from the GIA. The amount that can be transferred out is limited to the greater of $1,000 or 25% of the policy value in the GIA as of the date of the transfer. Also, the total value allocated to the GIA may be transferred out to one or more of the subaccounts over a consecutive 4-year period according to the following schedule:

[diamond]  Year One:       25% of the total value

[diamond]  Year Two:       33% of remaining value

[diamond]  Year Three:     50% of remaining value

[diamond]  Year Four:      100% of remaining value

Transfers from the GIA may also be subject to other rules as described throughout this prospectus.

Because of exemptive and exclusionary provisions, we have not registered interests in our general account under the Securities Act of 1933. Also, we have not registered our general account as an investment company under the Investment Company Act of 1940, as amended. Therefore, neither the general account nor any of its interests are subject to these Acts, and the Securities and Exchange Commission has not reviewed the general account disclosures. These disclosures may, however, be subject to certain provisions of the federal securities law regarding accuracy and completeness of statements made in this prospectus.

THE POLICY
--------------------------------------------------------------------------------
INTRODUCTION
The policy is a variable life insurance policy issued on the life of the insured. The policy has a death benefit, surrender value and loan privilege as does a traditional fixed benefit whole life policy. It differs from a fixed benefit whole life policy, however, because you can allocate your premium into one or more of the subaccounts of the Account or the Guaranteed Interest Account. Each subaccount, in turn, invests exclusively in a portfolio of one of the funds. The policy death benefit and cash value vary according to the investment performance of the series to which the policy value has been allocated.

ELIGIBLE PURCHASERS
Any person up to the age of 75 is eligible to be insured under a newly purchased policy after providing suitable evidence of insurability. You may purchase a policy to insure another person's life provided that you have that person's consent and a legally-recognized insurable interest. A policy could, for example, be purchased on the life of a spouse, family member or a business partner.

PREMIUM PAYMENT
The minimum issue premium for a policy is $10,000. After the first policy year, you may pay, within certain limits, additional premiums if the variable death benefit on the first day of the policy year is less than the highest variable death benefit during the previous policy year and less than the current target face amount. Additional premiums may be paid only during the first 60 days of a policy year.

The maximum amount of an additional premium payment (when permitted) is the lesser of (i) A minus B or (ii) C, where:

    A = the premium payment which would have increased the variable death benefit at the beginning of the current policy year to the highest variable death benefit during the previous policy year

    B = the amount of any reduction in cash value due to partial surrenders made during the previous policy year

    C = the premium payment which would have increased the variable death benefit at the beginning of the current policy year to the current target face amount

    Example: Assume that a male age 45, nonsmoker, pays an initial premium of $10,000 and has a target face amount of $28,236. Assume also a net investment rate of return of 9% for the first policy year and a net investment rate of return of 0% for the second and third policy years. At the beginning of the third policy year, this individual would have a variable death benefit of $28,952. This variable death benefit is less than the highest death benefit in the previous year, which would have been $29,772. However, since $28,952 is higher than the initial target face amount of $28,236, this individual would not be permitted to pay an additional premium.

    At the beginning of the fourth policy year, this individual would have a variable death benefit of $27,940. The variable death benefit is less than the highest death benefit in the previous year, which would have been $28,952. Also, this death benefit is less than the initial target face amount of $28,236; therefore, this individual would be permitted to pay an additional premium. The premium necessary to increase the death benefit to $28,236 (the initial target face amount) is $105.66 for this individual. Phoenix also may agree to allow payment of a higher premium amount.

    The individual in this example may wish to pay this additional premium to maintain his originally targeted level of death benefit protection despite adverse market experience. In addition, some policyowners may view depressed market values as an opportunity to buy additional units at the depressed value in anticipation of future market improvement.


Additional premium payments are reduced by any applicable state premium tax based on your address on record at VULA. See "Charges and Deductions--Acquisition Expense." Also, a further deduction is made from additional premiums when payment is made during a grace period. See "The Policy--Lapse."


The additional premiums less applicable deductions are called additional net premium. They are applied to policy value based on the then current premium allocation schedule.

The payment of additional premiums will have an effect on the policy's variable death benefit. See "The Policy--Death Benefit."

ALLOCATION OF ISSUE PREMIUM
We will generally allocate the issue premium, less applicable charges, to the Account and/or the Guaranteed Interest Account upon receipt of a completed application, in accordance with the allocation instructions on your application. However, policies issued in certain states, and policies issued in certain states pursuant to applications which state the Policy is intended to replace existing insurance, are issued with a Temporary Money Market

Allocation Amendment. Under this Amendment, we temporarily allocate the entire issue premium paid less applicable charges (along with any other premiums paid during the Free Look period) to the Phoenix-Goodwin Money Market subaccount. At the end of the Free Look Period, the policy value of the Phoenix-Goodwin Money Market subaccount is allocated among the subaccounts and/or to the Guaranteed Interest Account in accordance with the instructions on your application.

FREE LOOK PERIOD
You have the right to review the policy. If you are not satisfied with it, you may cancel the policy:

[diamond]  by mailing it to us within 10 days after you receive it (or longer in some states); or

[diamond]  within 10 days after we mail or deliver a written notice telling you about your right to cancel; or

[diamond]  within 45 days after completing the application, whichever occurs latest (the "Free Look Period").

We treat a returned policy as if we never issued it and, except for policies issued without a Temporary Money Market Allocation Amendment, we will return the sum of the following as of the date we receive the returned policy: (1) the then current policy value less any unpaid loans and loan interest; plus (2) any monthly deductions, partial surrender fees and other charges made under the policy. For policies issued with the Temporary Money Market Amendment the amount returned will equal any premiums paid less any unrepaid loans and loan interest and less any partial surrender amounts paid.

We retain the right to decline to process an application within 7 days of our receipt of the completed application for insurance. If we decline to process the application, we will return the premium paid. Even if we have approved the application for processing, we retain the right to decline to issue the policy. If we decline to issue the policy, we will refund to you the same amount as would have been refunded under the policy had it been issued but returned for refund during the Free Look Period.

TEMPORARY INSURANCE COVERAGE
On the date the application for a policy is signed and submitted with the issue premium, we issue a Temporary Insurance Receipt to you. Under the Temporary Insurance Receipt, the insurance protection applied for (subject to the limits of liability and subject to the terms set forth in the Policy and in the Receipt) takes effect on the date of the application.

TRANSFER OF POLICY VALUE

SYSTEMATIC TRANSFER PROGRAM
You may elect to transfer funds automatically among the subaccounts or the unloaned portion of the Guaranteed Interest Account on a monthly, quarterly, semiannual or annual basis under the Systematic Transfer Program for Dollar Cost Averaging ("Systematic Transfer Program"). Under this Systematic Transfer Program, the minimum transfer amounts are

[diamond]  $25 monthly,
[diamond]  $75 quarterly,

[diamond]  $150 semiannually, or

[diamond]  $300 annually.

You must have an initial value of $1,000 in the Guaranteed Interest Account or the subaccount from which funds will be transferred ("sending subaccount") and if the value in that subaccount or the Guaranteed Interest Account drops below the amount to be transferred, the entire remaining balance will be transferred and all systematic transfers stop. Funds may be transferred from only one sending subaccount or the Guaranteed Interest Account, but may be allocated to more than one subaccount ("receiving subaccounts"). Under the Systematic Transfer Program, you may make more than one transfer per policy year from the Guaranteed Interest Account. These transfers must be in approximately equal amounts and made over a minimum 18-month period.

Only one Systematic Transfer Program can be active at any time. After the completion of the Systematic Transfer Program, you can call VULA at 800.541.0171 to begin a new Systematic Transfer Program.

All transfers under the Systematic Transfer Program will be made on the basis of the Guaranteed Interest Account and subaccount on the first day of the month following our receipt of the transfer request. If the first day of the month falls on a holiday or weekend, then the transfer will be processed on the next business day.

NONSYSTEMATIC TRANSFERS
Transfers among available subaccounts or the Guaranteed Interest Account may be requested in writing or by calling 800.541.0171, between the hours of 8:30 a.m. and 4:00 p.m. Eastern Time. Written requests for transfers will be executed on the date the request is received at VPMO. Telephone transfers will be effective on the date the request is made except as noted below. Unless you elect in writing not to authorize telephone transfers or premium allocation changes, telephone transfer orders and premium allocation changes also will be accepted on your behalf from your registered representative. Phoenix and Phoenix Equity Planning Corporation ("PEPCO"), the national distributor for Phoenix, will employ reasonable procedures to confirm that telephone instructions are genuine. They will require verification of account information and will record telephone instructions on tape. All telephone transfers will be confirmed in writing to you. To the extent that Phoenix and PEPCO fail to follow procedures reasonably designed to prevent unauthorized transfers, Phoenix and PEPCO may be liable for following telephone instructions for transfers that prove to be fraudulent. However, you will bear the risk of loss resulting from instructions entered by an unauthorized third party that

Phoenix and PEPCO reasonably believe to be genuine. The telephone transfer and allocation change privileges may be modified or terminated at any time. During times of extreme market volatility, these privileges may be difficult to exercise. In such cases, you should submit a written request.

Although currently there is no charge for transfers, in the future, we may charge a fee of $10 for each transfer after the first two transfers in a policy year.

We reserve the right to refuse to transfer amounts less than $500 unless:

[diamond]  the entire balance in the subaccount or the Guaranteed Interest
           Account is being transferred; or

[diamond]  the transfer is part of the Systematic Transfer Program.

We also reserve the right to prohibit a transfer to any subaccount if the resulting value of your investment in that subaccount would be less than $500. We further reserve the right to require that the entire balance of a subaccount or the Guaranteed Interest Account be transferred if the value of your investment therein would, immediately after the transfer, be less than $500.

You may make only one transfer per policy year from the unloaned portion of the Guaranteed Interest Account unless

[diamond]  the transfer(s) are made as part of a Systematic Transfer Program, or

[diamond]  we agree to make an exception to this rule.


The amount you may transfer cannot exceed the greater of $1,000 or 25% of the value of the unloaned portion of the Guaranteed Interest Account at the time of the transfer.

A nonsystematic transfer from the unloaned portion of the Guaranteed Interest Account will be processed on the day such request is received by VPMO.


Transfers into the Guaranteed Interest Account and among the subaccounts may be made anytime. We reserve the right to limit the number of subaccounts you may invest in to a total of 18 at any one time or over the life of the policy. We may limit you to fewer than 18 if we are required to do so by law.

Because excessive exchanges between subaccounts may adversely affect fund performance, we reserve the right to temporarily or even permanently terminate exchange privileges or reject any specific exchange order from anyone whose transactions appear to us to follow a timing pattern, including those who request more than one exchange out of a subaccount within any 30-day period. We will not accept batched transfer instructions from registered representatives (acting under powers of attorney for multiple policyowners), unless the registered representative's broker-dealer firm and Phoenix have entered into a third-party transfer service agreement.

If a policy has been issued with a Temporary Money Market Allocation Amendment, no transfers may be made until the end of the Free Look Period.

DETERMINATION OF SUBACCOUNT VALUES
On each valuation date, the policy's share in the value of each subaccount is determined separately, but the valuation method used is the same for each subaccount.

A policy's share in the value of a subaccount on any valuation date equals:

    (a) the policy's share in the value of that subaccount as of the immediately preceding valuation date multiplied by the "Net Investment Factor" of that subaccount for the current valuation period; plus

    (b) all amounts transferred to the policy's share in the value of that subaccount from another subaccount or from the loan account during the current valuation period; plus

    (c) all additional net premiums allocated to that subaccount during the current valuation period; minus

    (d) all amounts transferred from the policy's share in the value of that subaccount to another subaccount or to the loan account during the current valuation period; minus

    (e) any portion of the monthly deduction allocated to the policy's share in the value of that subaccount during the current valuation period; minus

    (f) all reductions in the policy value allocated to the policy's share in the value of that subaccount due to any partial surrenders made during the current valuation period.

The net investment factor for each subaccount for any valuation period is determined by dividing (a) by (b), and subtracting (c) from the result where:

    (a)  is the result of:

         (i) the asset value of the fund shares held by that subaccount determined as of the end of the current valuation period (exclusive of the net value of any transactions during the current valuation period); plus

         (ii) the amount of any dividend (or, if applicable, any capital gain distribution) made by the fund on shares held by that subaccount if the "ex-dividend" date occurs during the current valuation period; plus/minus

         (iii) the charge or credit for any taxes incurred by, or provided for, in that subaccount for the current valuation period.

    (b) the net asset value of the Fund shares held by that subaccount determined as of the end of the immediately preceding valuation period

    (c) is a factor, equal to the sum of 0.50% on an annual basis held by that subaccount, representing the mortality and expense risk charge deducted from that subaccount during the valuation period

The net investment factor may be greater than, less than, or equal to one. Therefore, the policy value may increase, decrease or remain unchanged.

DEATH BENEFIT

GENERAL
In the application for insurance, an applicant designates an amount as the policy's initial target face amount. During the first policy month, the death benefit equals this target face amount. After the first policy month the death benefit is equal to the variable death benefit.

During any policy month after the first, the variable death benefit under the policy is equal to:

    (i) the cash value on the last preceding monthly calculation day, multiplied by

    (ii) the applicable death benefit adjustment rate (as defined below) on the last preceding monthly calculation day.

The death benefit adjustment rates assume an interest rate ranging from 4% to 5%. The assumed interest rate used to calculate the death benefit adjustment rates under a particular policy depends on the policy's initial premium and its target face amount. In the event the net investment rate of return (gross investment return net of mortality and expense risk charge and investment management fee) applied to the policy value exceeds the assumed interest rate used to calculate the death benefit adjustment rates, the variable death benefit under the policy will be greater than its target face amount. Conversely, if the net investment rate of return applied to the policy value is less than the assumed interest rate, then the variable death benefit will be less than the target face amount. Finally, if the net investment rate of return applied to the policy value equals the assumed interest rate, then the variable death benefit will approximately equal the target face amount.

    Example: Death benefit adjustment rates which assume a 4% interest rate apply to a male age 45, nonsmoker, who pays an initial premium of $25,000 and has a target face amount of $70,591. Five years after the issue date of this policy, the following variable death benefits would apply for the specified net rates of return:

    -assuming a 5% net investment
     rate of return:                          $75,144

    -assuming a 4% net investment
     rate of return:                          $71,514

    -and assuming a 3% net investment
     rate of return:                          $68,019

    Example: A male age 45, nonsmoker, pays an initial premium of $10,000. For this initial premium, this individual can choose an initial target face amount ranging from $28,236 to $35,980. This range of target face amount represents death benefit adjustment rates which assume interest rates ranging from 4% to 5% and a 2% state premium tax. Generally, selection of the highest target face amount available for a given premium will result in the highest death benefit adjustment rate, variable death benefit and resulting cost of insurance charges. Conversely, selection of the lower target face amount available for a given premium will result in the lowest death benefit adjustment rate, variable death benefit and resulting cost of insurance charges.

    Assuming that this individual selects an initial target face amount of $35,980, and that the net rate of return achieved is 5% per year, the variable death benefit will be $36,826 and cash value will be $36,826 at age
    95. The variable death benefit and cash value are slightly larger than the initial target face amount due to the fact that the acquisition expense is deducted and then recredited to the individual in this example and taken out in monthly installments over the first 10 policy years. While a portion of this acquisition expense allowance remains in the policy value, it also is earning a net rate of return.


ADDITIONAL PREMIUMS AND PARTIAL SURRENDERS: EFFECT ON DEATH BENEFIT
Additional premium payments are permitted under certain circumstances. See "The Policy--Premium Payment." Such a payment does not result in an immediate increase in the variable death benefit. However, on the next monthly calculation day the variable death benefit will be larger as a consequence of the larger cash value.

A partial surrender decreases the target face amount and the minimum face amount (if provided by appropriate rider). The target face amount and minimum face amount are reduced by a fraction equal to the result of dividing the partial surrender amount paid plus the partial surrender fee by the cash value (determined without regard to the partial surrender). Moreover, the death benefit under a policy is reduced on the next monthly calculation day due to the reduced cash value. A partial surrender or decrease in the death benefit may have certain tax consequences. See "Federal Income Tax Considerations."

In addition, if the insured dies during any policy month in which additional premium had been paid, the death proceeds paid will equal the death benefit for that month plus the additional premium paid, minus any premium paid during a grace period necessary to keep the policy in effect.

MINIMUM FACE AMOUNT RIDER
You may elect to have a Minimum Face Amount Rider issued in connection with the policy. If this rider is elected, you will designate an amount in the application as the minimum face amount. The amount designated as the minimum face amount cannot exceed the policy's target face amount.

The death benefit under a policy issued with the Minimum Face Amount Rider equals the target face amount during the first policy month. Thereafter, the policy's death benefit equals the higher of:

[diamond]  the variable death benefit, or

[diamond]  the minimum face amount.

Under the Minimum Face Amount Rider, when the death benefit is calculated with reference to the minimum face amount, it may be greater than it otherwise would have been had the rider not been issued. Accordingly, when the minimum face amount is used to calculate the death benefit, there is a greater "net amount at risk" under the policy. Therefore, a larger amount is deducted from policy value to pay for cost of insurance than would be deducted under an identical policy without the rider.

SURRENDERS

GENERAL
At any time during the lifetime of the insured and while the policy is in force, you may partially or fully surrender the policy by sending to VPMO a written release and surrender in a form satisfactory to us. We may also require you to send the policy to us. The amount available for surrender is the surrender value at the end of the valuation period during which the surrender request is received at VPMO.

Upon partial or full surrender, we generally will pay to you the amount surrendered within 7 days after we receive the written request for the surrender. Under certain circumstances, the surrender payment may be postponed. See "General Provisions--Postponement of Payments." For a discussion of possible federal income tax effects of partial and full surrenders, see "Federal Income Tax Considerations."

FULL SURRENDERS
If the policy is being fully surrendered, the policy itself must be returned to VPMO, along with the written release and surrender of all claims in a form satisfactory to us. You may elect to have the amount paid in a lump sum or under a payment option. See "Charges and Deductions--Conditional Charges" and "Payment of Proceeds--Payment Options."

PARTIAL SURRENDERS
You may obtain a partial surrender of the policy by requesting payment of the policy's cash surrender value. It is possible to do this at any time during the lifetime of the insured, while the policy is in force, with a written request to VPMO. We may require the return of the policy before payment is made. A partial surrender will be effective on the date the written request is received or, if required, the date the policy is received by us. Surrender proceeds may be applied under any of the payment options described under "Payment of Proceeds--Payment Options."

We reserve the right not to allow partial surrenders of less than $500. In addition, if the share of the policy value in any subaccount or in the Guaranteed Interest Account is reduced as a result of a partial surrender and is less than $500, we reserve the right to require surrender of the entire remaining balance in that subaccount or the Guaranteed Interest Account.

Upon a partial surrender, the policy value will be reduced by the sum of the following:

(1) The Partial Surrender Amount Paid. This amount comes from a reduction in the policy's share in the value of each subaccount or the Guaranteed Interest Account based on the allocation requested at the time of the partial surrender. If no allocation request is made, the withdrawals from each subaccount will be made in the same manner as that provided for monthly deductions.

(2) The Partial Surrender Fee. This fee is the lesser of $25 or 2% of the partial surrender amount paid. The assessment to each subaccount or the Guaranteed Interest Account will be made in the same manner as provided for the partial surrender amount paid.

(3) Any Unrepaid Acquisition Expense. The portion of any unrepaid acquisition expense paid in connection with a partial surrender is equal to the result of dividing the partial surrender amount paid plus the partial surrender fee by the cash value (determined without regard to the partial surrender). The reduction in policy value caused by partial surrenders is deducted from the subaccounts based on the allocation schedule for monthly deductions, unless you direct otherwise. Cash value is reduced to equal the resulting policy value less the balance of any remaining unpaid acquisition expense allowance.

Partial surrenders will decrease the target face amount and the minimum face amount (if provided by rider), as well as the variable death benefit. See "Death Benefit--Additional Premiums and Partial Surrenders: Effect on Death Benefit" and "Federal Income Tax Considerations."

POLICY LOANS
During the first 3 policy years, you may borrow an amount up to 75% of the cash value under the policy. Thereafter, you may borrow an amount not exceeding 90% of the cash value. The available loan value is the loan value on the current day less any outstanding debt.

The amount of any loan will be added to the loaned portion of the Guaranteed Interest Account and subtracted from the policy's share of the subaccounts or the unloaned portion of the Guaranteed Interest Account, based on the allocation requested at the time of the loan. The total reduction will equal the amount added to the loaned portion of the Guaranteed Interest Account. Allocations generally must be expressed in terms of whole percentages. If no allocation request is made, the amount subtracted from the share of each subaccount or the unloaned portion of the Guaranteed Interest Account will be determined in the same manner as provided for monthly deductions. Interest will be credited and the loaned portion of the Guaranteed Interest Account will increase at an effective annual rate of 7.25%, compounded daily and payable in arrears. At the end of each policy year and at the time of any debt repayment, interest credited to the loaned portion of the Guaranteed Interest Account will be transferred to the unloaned portion of the Guaranteed Interest Account.

Debt may be repaid at any time during the lifetime of the insured while the policy is in force. Any debt repayment received by us during a grace period will be reduced to pay any overdue monthly deductions and only the balance will be applied to reduce the debt. Such balance will first be used to pay any outstanding accrued loan interest, and then will be applied to reduce the loaned portion of the Guaranteed Interest Account. The unloaned portion of the Guaranteed Interest Account will be increased by the same amount the loaned portion is decreased. If the amount of a loan repayment exceeds the remaining loan balance and accrued interest, the excess will be allocated among the subaccounts as you may request at the time of the repayment and, if no allocation request is made, according to the most recent premium allocation schedule on file.

Payments received by us for the policy will be applied directly to reduce outstanding debt unless specified as a premium payment by you. Until the debt is fully repaid, additional debt repayments may be made at any time during the lifetime of the insured while the policy is in force.

Failure to repay a policy loan or to pay loan interest will not terminate the policy unless the policy value becomes insufficient to maintain the policy in force.

The proceeds of policy loans may be subject to federal income tax. See "Federal Income Tax Considerations."

Phoenix reserves the right to not allow policy loans of less than $500, unless such loan is used to pay a premium on another Phoenix policy.

The loan debt will bear interest at an effective annual rate of 8.00%, compounded daily and payable in arrears. The loan account value is credited with interest at an effective annual rate of 7.25%, compounded daily and payable in arrears.

At the end of each policy year, any interest due on the debt will be treated as a new loan and will be offset by a transfer from your subaccounts and the unloaned portion of the Guaranteed Interest Account to the loaned portion.

A policy loan, whether or not repaid, has a permanent effect on the policy value because the investment results of the subaccounts or unloaned portion of the Guaranteed Interest Account will apply only to the amount remaining in the subaccounts or the unloaned portion of the Guaranteed Interest Account. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the subaccounts or the unloaned portion of the Guaranteed Interest Account earn more than the annual interest rate for funds held in the loaned portion of the Guaranteed Interest Account, the policy value does not increase as rapidly as it would have had no loan been made. If the subaccounts or the Guaranteed Interest Account earn less than the annual interest rate for funds held in the loaned portion of the Guaranteed Interest Account, the policy value is greater than it would have been had no loan been made. A policy loan, whether or not repaid, also has a similar effect on the policy's death benefit due to any resulting differences in surrender value.

LAPSE
Unlike conventional fixed benefit life insurance policies, the payment of the issue premium, no matter how large, or the payment of additional premiums will not necessarily continue the policy in force to its maturity date. Lapse will only occur if the surrender value is insufficient to cover the monthly deduction and a grace period expires without payment of the additional required amount. If the surrender value is insufficient to cover the monthly deduction, you must pay the amount needed to increase the surrender value to equal 3 times the required monthly deduction during the grace period. See "Charges and Deductions."

If on any monthly calculation day the surrender value is insufficient to cover the monthly deduction, we will notify you about the additional required payment. You will then have a grace period of 61 days, measured from the date notice is sent to you, to pay the additional amount. Failure to pay the additional amount within the grace period will result in lapse of the Policy. If we receive a premium payment for the additional amount during the grace period, any additional net premium will be allocated among the subaccounts or the Guaranteed Interest Account in accordance with the current premium allocation schedule. To determine the additional net premium to be applied to the subaccounts or the Guaranteed Interest Account, we will deduct the premium tax and the amount needed to cover any monthly deductions made during the grace period. If the insured dies during the grace period, the death benefit will equal the amount of the death benefit immediately prior to the commencement of the grace period.

INVESTMENTS OF THE ACCOUNT
--------------------------------------------------------------------------------

PARTICIPATING INVESTMENT FUNDS

     The following subaccounts invest in corresponding series of a fund.

THE PHOENIX EDGE SERIES FUND
PHOENIX-ABERDEEN INTERNATIONAL SERIES: The series seeks a high total return consistent with reasonable risk.

PHOENIX-ABERDEEN NEW ASIA SERIES: The series seeks long-term capital appreciation.

PHOENIX-AIM MID CAP EQUITY SERIES: The series seeks long-term growth of capital.

PHOENIX-ALLIANCE/BERNSTEIN GROWTH + VALUE SERIES: The series seeks long-term capital growth.

PHOENIX-DEUTSCHE DOW 30 SERIES: The series seeks to track the total return of the Dow Jones Industrial Average(SM) (the "DJIA(SM)") before fund expenses.

PHOENIX-DEUTSCHE NASDAQ-100 INDEX(R) SERIES: This non-diversified series seeks to track the total return of the Nasdaq-100 Index(R) (the "Index") before fund expenses.

PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES: The series seeks capital appreciation and income with approximately equal emphasis.

PHOENIX-ENGEMANN CAPITAL GROWTH SERIES: The series seeks to achieve intermediate and long-term growth of capital appreciation with income as a secondary consideration.

PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH SERIES: The series seeks to achieve its objective of long-term growth of capital.

PHOENIX-FEDERATED U.S. GOVERNMENT BOND SERIES: The series seeks to maximize total return. As of February 16, 2001, this series is closed to new investors. Existing investors may continue to allocate payments to this series or to any other series offered.

PHOENIX-GOODWIN MONEY MARKET SERIES: The series seeks to provide maximum current income consistent with capital preservation and liquidity.

PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES: The series seeks long-term total return.

PHOENIX-HOLLISTER VALUE EQUITY SERIES: The series seeks long-term capital appreciation with current income as a secondary consideration.

PHOENIX-J.P. MORGAN RESEARCH ENHANCED INDEX SERIES: The series seeks high total return by investing in a broadly diversified portfolio of equity securities of large and medium capitalization within the market sectors found in the S&P 500.

PHOENIX-JANUS FLEXIBLE INCOME SERIES: The series seeks to obtain maximum total return, consistent with preservation of capital.

PHOENIX-JANUS GROWTH SERIES: The series seeks long-term growth of capital in a manner consistent with the preservation of capital.


PHOENIX-KAYNE LARGE-CAP CORE SERIES: The series seeks long-term capital appreciation with dividend income as a secondary consideration.

PHOENIX-KAYNE SMALL-CAP QUALITY VALUE SERIES: The series seeks long-term capital appreciation with dividend income as a secondary consideration.

PHOENIX-LAZARD INTERNATIONAL EQUITY SELECT SERIES: The series seeks long-term capital appreciation.

PHOENIX-LAZARD SMALL-CAP VALUE SERIES: The series seeks long-term capital appreciation.

PHOENIX-LAZARD U.S. MULTI-CAP SERIES: The series seeks long-term capital appreciation.

PHOENIX-LORD ABBETT BOND-DEBENTURE SERIES: The series seeks high current income and long-term capital appreciation to produce a high total return.

PHOENIX-LORD ABBETT LARGE-CAP VALUE SERIES: The series seeks capital appreciation with income as a secondary consideration.

PHOENIX-LORD ABBETT MID-CAP VALUE SERIES: The series seeks capital appreciation.


PHOENIX-MFS INVESTORS GROWTH STOCK SERIES: The series seeks long-term growth of capital and future income rather than current income.

PHOENIX-MFS INVESTORS TRUST SERIES: The series seeks long-term growth of capital and secondarily to provide reasonable current income.

PHOENIX-MFS VALUE SERIES: The series seeks capital appreciation and reasonable income.

PHOENIX-OAKHURST GROWTH AND INCOME SERIES: The series seeks dividend growth, current income and capital appreciation.


PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES: The series seeks high total return over an extended period of time consistent with prudent investment risk.


PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE SERIES: The series seeks long-term capital growth through investment in equity securities of foreign and U.S. companies.

PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES: The series seeks long-term capital appreciation with current income as the secondary consideration.

PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES: The series seeks long-term capital appreciation by investing primarily in small-capitalization stocks that appear to be undervalued with current income as a secondary consideration.

PHOENIX-SENECA MID-CAP GROWTH SERIES: The series seeks capital appreciation.

PHOENIX-SENECA STRATEGIC THEME SERIES: The series seeks long-term capital appreciation.

PHOENIX-STATE STREET RESEARCH SMALL-CAP GROWTH SERIES: The series seeks long-term capital growth.

PHOENIX-VAN KAMPEN FOCUS EQUITY SERIES: The series seeks capital appreciation by investing primarily in equity securities.

AIM VARIABLE INSURANCE FUNDS
AIM V.I. CAPITAL APPRECIATION FUND: The fund seeks growth of capital.

AIM V.I. PREMIER EQUITY FUND: The fund seeks to achieve long-term growth of capital with income as a secondary consideration.

THE ALGER AMERICAN FUND
ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO: The portfolio seeks long-term capital appreciation.

FEDERATED INSURANCE SERIES
FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II: The fund seeks current income.

FEDERATED HIGH INCOME BOND FUND II: The fund seeks high current income.

FIDELITY(R) VARIABLE INSURANCE PRODUCTS
VIP CONTRAFUND(R) PORTFOLIO: The portfolio seeks long-term capital appreciation.

VIP GROWTH OPPORTUNITIES PORTFOLIO: The portfolio seeks to provide capital growth.

VIP GROWTH PORTFOLIO: The portfolio seeks to achieve long-term capital appreciation.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
MUTUAL SHARES SECURITIES FUND: The fund seeks capital appreciation with income as a secondary objective.

TEMPLETON DEVELOPING MARKETS SECURITIES FUND: The fund seeks long-term capital appreciation. As of October 29, 2001, this fund is closed to new investors. Existing investors may continue to allocate payments to this fund or to any other funds offered.

TEMPLETON FOREIGN SECURITIES FUND: The fund seeks long-term capital growth.

TEMPLETON GLOBAL ASSET ALLOCATION FUND: The fund seeks a high level of total return. As of October 29, 2001, this fund is closed to new investors. Existing investors may continue to allocate payments to this fund or to any other funds offered.

TEMPLETON GROWTH SECURITIES FUND: The fund seeks long-term capital growth.

SCUDDER VIT FUNDS
SCUDDER VIT EAFE(R) EQUITY INDEX FUND: The fund seeks to match the performance of the Morgan Stanley Capital International EAFE(R) Index ("EAFE(R) Index").

SCUDDER VIT EQUITY 500 INDEX FUND: The fund seeks to replicate as closely as possible, the performance of the Standard & Poor's 500 Composite Stock Price Index.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
TECHNOLOGY PORTFOLIO: The portfolio seeks long-term capital appreciation.

WANGER ADVISORS TRUST
WANGER FOREIGN FORTY: The fund seeks long-term capital growth.

WANGER INTERNATIONAL SMALL CAP: The fund seeks long-term capital growth.

WANGER TWENTY: The fund seeks long-term capital growth.

WANGER U.S. SMALLER COMPANIES: The fund seeks long-term capital growth.


Each series will be subject to market fluctuations and the risks that come with the ownership of any security, and there can be no assurance that any series will achieve its stated investment objective.


Each fund's prospectus contains important additional information, which you should read carefully before investing. Contact VULA at the address and telephone number on page 1 to obtain copies of the funds' prospectuses.

In addition to being sold to the Account, shares of the funds also may be sold to other separate accounts of Phoenix or its affiliates or to the separate accounts of other insurance companies.


It is possible that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the fund(s) simultaneously. Although neither we nor the fund(s) trustees currently foresee any such disadvantages either to variable life insurance policyowners or to variable annuity contract owners, the funds' trustees intend to monitor events in order to identify any irreconcilable material conflicts between variable life insurance policyowners and variable annuity contract owners and to determine what action, if any, should be taken in response to such conflicts. Material conflicts could, for example, result from (1) changes in state insurance laws, (2) changes in federal income tax laws, (3) an administrative or judicial decision, (4) changes in the investment management of any portfolio of the fund(s), (5) differences in voting instructions between those given by variable life insurance policyowners and those given by variable annuity contract owners, or (6) a Phoenix decision to disregard policy holders' or contract owners' voting instructions. We will, at our own expense, remedy such material conflicts, including, if necessary, segregating the assets underlying the variable life insurance policies and the variable annuity contracts and establishing a new registered investment company.


INVESTMENT ADVISORS

    The following are the investment advisors and subadvisors for the variable investment options:

------------------------------------------------------------------
PHOENIX INVESTMENT COUNSEL, INC. ("PIC")
------------------------------------------------------------------
Phoenix-Aberdeen International Series
Phoenix-Engemann Capital Growth Series
Phoenix-Engemann Small & Mid-Cap Growth Series
Phoenix-Goodwin Money Market Series
Phoenix-Goodwin Multi-Sector Fixed Income Series
Phoenix-Hollister Value Equity Series

Phoenix-Kayne Large-Cap Core Series
Phoenix-Kayne Small-Cap Quality Value Series

Phoenix-Oakhurst Growth and Income Series
Phoenix-Oakhurst Strategic Allocation Series
Phoenix-Seneca Mid-Cap Growth Series
Phoenix-Seneca Strategic Theme Series
------------------------------------------------------------------


------------------------------------------------------------------
PIC SUBADVISORS
------------------------------------------------------------------
Aberdeen Fund Managers, Inc.
o    Phoenix-Aberdeen International Series
Roger Engemann & Associates, Inc. ("Engemann")
o    Phoenix-Engemann Capital Growth Series
o    Phoenix-Engemann Small & Mid-Cap Growth Series

Kayne Anderson Rudnick Investment Management, LLC
o    Phoenix-Kayne Large-Cap Core Series
o    Phoenix-Kayne Small-Cap Quality Value Series

Seneca Capital Management, LLC ("Seneca")
o    Phoenix-Seneca Mid-Cap Growth Series
o    Phoenix-Seneca Strategic Theme Series
------------------------------------------------------------------


------------------------------------------------------------------
PHOENIX VARIABLE ADVISORS, INC. ("PVA")
------------------------------------------------------------------
Phoenix-AIM Mid-Cap Equity Series
Phoenix-Alliance/Bernstein Growth + Value Series
Phoenix-Deutsche Dow 30 Series
Phoenix-Deutsche Nasdaq-100 Index(R) Series
Phoenix-Federated U.S. Government Bond Series
Phoenix-J.P. Morgan Research Enhanced Index Series
Phoenix-Janus Flexible Income Series
Phoenix-Janus Growth Series

Phoenix-Lazard International Equity Select Series
Phoenix-Lazard Small-Cap Value Series
Phoenix-Lazard U.S. Multi-Cap Series
Phoenix-Lord Abbett Bond-Debenture Series
Phoenix-Lord Abbett Large-Cap Value Series
Phoenix-Lord Abbett Mid-Cap Value Series

Phoenix-MFS Investors Growth Stock Series
Phoenix-MFS Investors Trust Series
Phoenix-MFS Value Series
Phoenix-Sanford Bernstein Global Value Series
Phoenix-Sanford Bernstein Mid-Cap Value Series
Phoenix-Sanford Bernstein Small-Cap Value Series

Phoenix-State Street Research Small-Cap Growth Series

Phoenix-Van Kampen Focus Equity Series
------------------------------------------------------------------


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PVA SUBADVISORS
------------------------------------------------------------------
AIM Capital Management, Inc.
o    Phoenix-AIM Mid-Cap Equity Series
Alliance Capital Management, L.P.
o    Phoenix-Alliance/Bernstein Growth + Value Series
o    Phoenix-Sanford Bernstein Global Value Series
o    Phoenix-Sanford Bernstein Mid-Cap Value Series
o    Phoenix-Sanford Bernstein Small-Cap Value Series
Deutsche Asset Management
o    Phoenix-Deutsche Dow 30 Series
o    Phoenix-Deutsche Nasdaq-100 Index(R) Series
Federated Investment Management Company
o    Phoenix-Federated U.S. Government Bond Series
J.P. Morgan Investment Management, Inc.
o    Phoenix-J.P. Morgan Research Enhanced Index Series

Janus Capital Management LLC

o    Phoenix-Janus Flexible Income Series
o    Phoenix-Janus Growth Series

Lazard Asset Management
o Phoenix-Lazard International Equity Select Series
o Phoenix-Lazard Small-Cap Value Series
o Phoenix-Lazard U.S. Multi-Cap Series
Lord, Abbett & Co. LLC
o Phoenix-Lord Abbett Bond-Debenture Series
o Phoenix-Lord Abbett Large-Cap Value Series
o Phoenix-Lord Abbett Mid-Cap Value Series

MFS Investment Management
o    Phoenix-MFS Investors Growth Stock Series
o    Phoenix-MFS Investors Trust Series
o    Phoenix-MFS Value Series

Morgan Stanley Investment Management Inc.

o    Phoenix-Van Kampen Focus Equity Series

State Street Research & Management Company
o   Phoenix-State Street Research Small-Cap Growth Series

------------------------------------------------------------------


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DUFF & PHELPS INVESTMENT MANAGEMENT CO. ("DPIM")
------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities Series
------------------------------------------------------------------


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PHOENIX-ABERDEEN INTERNATIONAL ADVISORS, LLC  ("PAIA")
------------------------------------------------------------------
Phoenix-Aberdeen New Asia Series
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                                       14

-----------------------------------------------------------------
PAIA SUBADVISORS
-----------------------------------------------------------------
PIC
Aberdeen Fund Managers, Inc.
o   Phoenix-Aberdeen New Asia Series
-----------------------------------------------------------------

    Based on subadvisory agreements with the fund, PIC and PVA as investment advisors delegate certain investment decisions and research functions to subadvisors.

    PIC, DPIM and Engemann are indirect, wholly-owned subsidiaries of Phoenix Investment Partners, Ltd. ("PXP"). Seneca is a partially-owned subsidiary of PXP. PXP is an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc., and is an affiliate of Phoenix and PHL Variable. PAIA is jointly owned and managed by PM Holdings, Inc., a wholly-owned subsidiary of Phoenix, and by Aberdeen Fund Managers, Inc.

    PVA is a wholly-owned subsidiary of PM Holdings, Inc.

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OTHER ADVISORS
------------------------------------------------------------------

AIM Advisors, Inc.
o   AIM V.I. Capital Appreciation Fund
o   AIM V.I. Premier Equity Fund
Fred Alger Management, Inc.
o   Alger American Leveraged AllCap Portfolio
Deutsche Asset Management
o    Scudder VIT EAFE(R) Equity Index Fund
o    Scudder VIT Equity 500 Index Fund
Federated Investment Management Company
o    Federated Fund for U.S. Government Securities II
o    Federated High Income Bond Fund II
Fidelity Management and Research Company
o    VIP Contrafund(R) Portfolio
o    VIP Growth Opportunities Portfolio
o    VIP Growth Portfolio
Franklin Mutual Advisers, LLC
o    Mutual Shares Securities Fund

Morgan Stanley Investment Management Inc.
o    Technology Portfolio

Templeton Asset Management, Ltd.
o    Templeton Developing Markets Securities Fund
Templeton Global Advisors Limited
o    Templeton Growth Securities Fund
Templeton Investment Counsel, Inc.
o    Templeton Foreign Securities Fund
o    Templeton Global Asset Allocation Fund
Wanger Asset Management, L.P.
o    Wanger Foreign Forty
o    Wanger International Small Cap
o    Wanger Twenty
o    Wanger U.S. Smaller Companies
------------------------------------------------------------------


SERVICES OF THE ADVISORS
The advisors continually furnish an investment program for each series and manage the investment and reinvestment of the assets of each series subject at all times to the authority and supervision of the Trustees. A detailed discussion of the investment advisors and subadvisors, and the investment advisory and subadvisory agreements, is contained in the funds' prospectuses.

REINVESTMENT AND REDEMPTION
All dividend distributions of the fund are automatically reinvested in shares of the fund at their net asset value on the date of distribution. Likewise, all capital gains distributions of the fund, if any, are reinvested at the net asset value on the record date. We redeem fund shares at their net asset value to the extent necessary to make payments under the policy.

SUBSTITUTION OF INVESTMENTS
We reserve the right to make additions to, deletions from, or substitutions for the investments held by the Account, subject to compliance with the law as currently applicable or as subsequently changed. In the future, we may establish additional subaccounts within the Account, each of which will invest in shares of a designated portfolio of a fund with a specified investment objective. If and when marketing needs and investment conditions warrant, and at our discretion, we may establish additional portfolios. These will be made available under existing policies to the extent and on a basis determined by us.

If shares of any of the portfolios of the fund should no longer be available for investment or, if in the judgment of our management, further investment in shares of any of the portfolios become inappropriate due to policy objectives, we may then substitute shares of another mutual fund for shares already purchased, or to be purchased in the future. No substitution of mutual fund shares held by the Account may take place without prior approval of the Securities and Exchange Commission and prior notice to you. In the event of a change, you will be given the option of transferring the policy value of the subaccount in which the substitution is to occur to another subaccount.

CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------
GENERAL
Charges are deducted in connection with the policy to compensate us for:

[diamond]  our expenses in selling the policy;

[diamond]  underwriting and issuing the policy;

[diamond]  premium taxes incurred on the premium received;

[diamond]  providing the insurance benefits set forth in the policy; and

[diamond]  assuming certain risks in connection with the policy.

The nature and amount of these charges are more fully described in sections below.

We may reduce the sales charge or issue administration charge component of the acquisition expense allowance for policies issued under group or sponsored arrangements. Generally, sales and administrative costs per policy vary with the size of the group or sponsored arrangement, its stability as indicated by its term of existence and certain characteristics of its members, the purposes for which the policies are purchased, and other factors. The amounts of any reductions will be considered on a case-by-case basis and will reflect the reduced sales or administration costs expected as a result of sales to a particular group or sponsored arrangement.

Certain charges are deducted only once, others are deducted periodically, while certain others are deducted only if certain events occur.

A charge is deducted monthly from the policy value under a policy ("monthly deduction") during the first 10 policy years, to repay the acquisition expense allowance (as described below). A charge also is deducted monthly to compensate for the cost of insurance. The monthly deduction is deducted on each monthly calculation day. It is allocated among the subaccounts and the Guaranteed Interest Account based on the allocation schedule for monthly deductions specified by the applicant in the application for a policy or as later changed by the policyowner. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself may vary in amount from month to month.

ACQUISITION EXPENSE (ACQUISITION EXPENSE ALLOWANCE)
The acquisition expense allowance consists of:

[diamond]  the sales charge;

[diamond]  issue administration charge; and

[diamond]  premium taxes.

Charges are deducted from the issue premium and recredited by us as part of the allocation of the issue premium to the policy value on the date of issue. A monthly pro rata share of the allowance is repaid to us as part of the monthly deduction during the first 10 policy years. Any unpaid balance is fully repaid to us upon policy lapse or full surrender.

By deducting these charges in monthly installments instead of deducting them all at once from the issue premium, more funds are available for investment during the first 10 policy years. As a result, if the net investment factor is positive, the policyowner will enjoy greater increases in cash value, but if the net investment factor is negative, the policyowner will experience greater decreases in cash value.

Additional premiums are not subject to the acquisition expense allowance, or a sales or issue administration charge. However, prior to allocation of additional net premiums among the subaccounts of the Account or the Guaranteed Interest Account, additional premiums paid will be reduced by the premium tax charge and, for additional premiums paid during a grace period, by the amount needed to cover any monthly deductions made during the grace period.

PERIODIC CHARGES

MONTHLY
[diamond]  SALES CHARGE. A sales charge of 5.5% of the issue premium paid is assessed to compensate Phoenix for distribution expenses incurred in connection with the policy. These expenses include agent sales commissions, the cost of printing prospectuses and sales literature, and any advertising costs. The sales charge in any policy is not necessarily related to actual distribution expenses incurred in the year the policy is issued.


           PREMIUM TAX CHARGE. Various states (and counties and cities) impose a tax on premiums received by insurance companies. Premium taxes vary from state to state. Currently, these taxes range from 0.75% to 4% of premiums paid. Moreover, certain municipalities and states also impose taxes on premiums paid, in addition to the state taxes imposed. The premium tax charge represents an amount we consider necessary to pay all premium taxes imposed by these authorities, and we do not expect to derive a profit from this charge. Policies will be assessed a tax charge equal to 2.25% of the premiums paid. These charges are deducted from each premium payment.


[diamond]  Issue Administration Charge. The issue administration charge is 1% of the issue premium paid and is to compensate us for underwriting and start-up expenses in connection with issuing a policy. Rather than deduct the full amount at once, the issue expense charge is deducted in equal monthly installments.

[diamond]  Cost of Insurance. Because the cost of insurance depends upon a number of variables, this charge can vary from month to month. The cost of insurance charge is equal to the applicable cost of insurance rate divided by 1,000 multiplied by the "net amount at risk" for each policy month. The net amount at risk for a policy month is

           o the death benefit on the monthly calculation day, less
           o the cash value on such day.

           Cost of insurance rates are based on the sex (in most states), attained age and risk class of the insured. The actual monthly cost of insurance rates are based on our expectations of future experience. They will not, however, be greater than the guaranteed cost of insurance rates set forth in the policy. These guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Table with appropriate adjustment for the insured's risk classification. Any change in the cost of insurance rates will apply to all persons of the same insurance age, sex and risk class whose policies have been in force for the same length of time.

           The risk class of an insured may affect the cost of insurance rate. We currently place insureds into a standard risk class or risk classes involving a higher mortality risk. In an otherwise identical policy, insureds in the standard risk class will have a lower cost of insurance than those in the risk class with the higher mortality risk. The standard risk class also is divided into two categories: smokers and nonsmokers. Nonsmoking insureds will generally incur a lower cost of insurance than similarly situated insureds who smoke.

DAILY
[diamond]  MORTALITY AND EXPENSE RISK CHARGE. A charge at an annual rate of .50%
           is deducted daily from the Account. No portion of this charge is deducted from the Guaranteed Interest Account.

           The mortality risk assumed by us is that collectively our insureds may live for a shorter time than projected because of inaccuracies in the projecting process and, therefore, the total amount of death benefits that will be paid out are greater than we expected. The expense risk assumed is that expenses incurred in issuing and maintaining the policies may exceed the limits on administrative charges set in the policies. If the expenses do not increase to an amount in excess of the limits, or if the mortality projecting process proves to be accurate, we may profit from this charge. We also assume risks with respect to other contingencies including the incidence of policy loans, which may cause us to incur greater costs than expected when we designed the policies. To the extent we profit from this charge, we may use such profits for any proper purpose, including the payment of sales expenses or any other expenses that may exceed income in a given year.

CONDITIONAL CHARGES
These are other charges that are imposed only if certain events occur.

[diamond]  PARTIAL SURRENDER FEE. In the case of a partial surrender, an additional fee is imposed. This fee is equal to 2% of the amount withdrawn but not more than $25. It is intended to recover the actual costs of processing the partial surrender request and will be deducted from each subaccount and the Guaranteed Interest Account in the same proportion as the withdrawal is allocated. If no allocation is made at the time of the request for the partial surrender, withdrawal allocation will be made in the same manner as monthly deductions.

INVESTMENT MANAGEMENT CHARGE
As compensation for investment management services to the funds, the advisors are entitled to fees, payable monthly and based on an annual percentage of the average aggregate daily net asset values of each series. These fund charges and other expenses are described more fully in the funds' prospectuses.

OTHER TAXES
Currently no charge is made to the Account for federal income taxes that may be attributable to the Account. We may, however, make such a charge in the future for these or any other taxes attributable to the Account.

GENERAL PROVISIONS
--------------------------------------------------------------------------------
POSTPONEMENT OF PAYMENTS
Payment of any amount may be postponed upon complete or partial surrender, policy loan, or benefits payable at death (in excess of the initial face amount) or maturity:

[diamond]  for up to 6 months from the date of the request, for any transactions dependent upon the value of the Guaranteed Interest Account;

[diamond]  whenever the NYSE is closed other than for customary weekend and holiday closings or trading on the NYSE is restricted as determined by the SEC; or

[diamond]  whenever an emergency exists, as decided by the SEC as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Account's net assets.

Transfers also may be postponed under these circumstances.

PAYMENT BY CHECK
Payments under the policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared your bank.

THE CONTRACT
The policy and attached copy of the application are the entire contract. Only statements in the application can be used to void the policy. The statements are considered representations and not warranties. Only an executive officer of Phoenix can agree to change or waive any provisions of the policy.

SUICIDE
If the insured commits suicide within 2 years after the policy's date of issue, we will only pay you the cash value plus the acquisition expense, adjusted by the addition of any monthly deductions and other fees and charges, minus any debt owed to us under the policy.

INCONTESTABILITY
We cannot contest this policy or any attached rider after it has been in force during the insured's lifetime or for 2 years from the policy date.

CHANGE OF OWNER OR BENEFICIARY
The beneficiary, as named in the policy application or subsequently changed, will receive the policy benefits at the insured's death. If the named beneficiary dies before the insured, the contingent beneficiary, if named, becomes the beneficiary. If no beneficiary survives the insured, the death benefit payable under the policy will be paid to your estate.

As long as the policy is in force, the policyowner and the beneficiary may be changed in writing, in a form satisfactory to us. A change in beneficiary will take effect as of the date the notice is signed, whether or not the insured is living when we receive the notice. We will not, however, be liable for any payment made or action taken before receipt of the notice.

ASSIGNMENT
The policy may be assigned. We will not be bound by the assignment until a written copy has been received and we will not be liable with respect to any payment made prior to receipt. We assume no responsibility for determining whether an assignment is valid.

MISSTATEMENT OF AGE OR SEX
If the age or sex of the insured has been misstated, the death benefit will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the correct age and sex.

SURPLUS
Policies issued on or after the date of Phoenix's demutualization, June 25, 2001, will not be eligible to share in Phoenix's profits or surplus earnings. The demutualization will not change any eligibility, described in the next paragraph, of a policy owned prior to the date of demutualization.

You may share in divisible surplus of Phoenix to the extent decided annually by the Phoenix Board of Directors. However, it is not currently expected that the Board will authorize these payments since you will be participating directly in the subaccount's investment results.

PAYMENT OF PROCEEDS
--------------------------------------------------------------------------------
SURRENDER AND DEATH BENEFIT PROCEEDS
Death benefit proceeds and the proceeds of full or partial surrenders will be processed at unit values next computed after we receive the request for surrender or due proof of death, provided such request is complete and in good order. Payment of surrender or death proceeds usually will be made in one lump sum within 7 days, unless another payment option has been elected. Payment of the death proceeds, however, may be delayed if the claim for payment of the death proceeds needs to be investigated, e.g., to ensure payment of the proper amount to the proper payee. Any such delay will not be beyond that reasonably necessary to investigate such claims consistent with insurance practices customary in the life insurance industry.

You may elect a payment option for payment of the death proceeds to the beneficiary. You may revoke or change a prior election, unless such right has been waived. The beneficiary may make or change an election before payment of the death proceeds, unless you have made an election that does not permit such further election or changes by the beneficiary.

A written request in a form satisfactory to us is required to elect, change or revoke a payment option.

The minimum amount of surrender or death benefit proceeds that may be applied under any payment option is $1,000.

If the policy is assigned as collateral security, we will pay any amount due the assignee in one lump sum. Any remaining proceeds will remain under the option elected.

PAYMENT OPTIONS
All or part of the surrender or death proceeds of a policy may be applied under one or more of the following payment options or such other payment options or alternative versions of the options listed as we may choose to make available in the future.

OPTION 1--LUMP SUM
Payment in one lump sum.

OPTION 2--LEFT TO EARN INTEREST
A payment of interest during the payee's lifetime on the amount payable as a principal sum. Interest rates are guaranteed to be at least 3% per year. Upon death of the payee, payment of the principal amount along with any accrued and unpaid interest will be made to the contingent beneficiary.

OPTION 3--PAYMENT FOR A SPECIFIC PERIOD
Equal installments are paid for a specified period of years whether the payee lives or dies. The first payment will be on the date of settlement. The assumed interest rate on the unpaid balance is guaranteed not to be less than 3% per year. Upon the death of the named payee, the remaining payments will continue to the contingent beneficiary as designated in the written form electing the options.

OPTION 4--LIFE ANNUITY WITH SPECIFIED PERIOD CERTAIN
Equal installments are paid until the later of:

[diamond]  the death of the payee; or

[diamond]  the end of the period certain.

The first payment will be on the date of settlement.

The period certain must be chosen at the time this option is elected. The periods certain that you may choose from are as follows:

[diamond]  10 years;

[diamond]  20 years; or

[diamond]  until the installments paid refund the amount applied under this option.

If the payee is not living when the final payment falls due, that payment will be limited to the amount which needs to be added to the payments already made to equal the amount applied under this option.

If, for the age of the payee, a period certain is chosen that is shorter than another period certain paying the same installment amount, we will consider the longer period certain as having been elected.

OPTION 5--LIFE ANNUITY
Equal installments are paid only during the lifetime of the payee. The first payment will be on the date of settlement. Under this option, the payee may receive only one payment, if the payee dies before the due date for the second payment; only two payments, if the payee dies before the due date for the third payment, etc.

OPTION 6--PAYMENTS OF A SPECIFIED AMOUNT
Equal installments of a specified amount, out of the principal sum and interest on that sum, are paid until the principal sum remaining is less than the amount of the installment. When that happens, the principal sum remaining with accrued interest will be paid as a final payment. The first payment will be on the date of settlement. The payments will include interest on the remaining principal at a guaranteed rate of at least 3% per year. This interest will be credited at the end of each year. If the amount of interest credited at the end of the year exceeds the income payments made in the last 12 months, that excess will be paid in one sum on the date credited.

OPTION 7--JOINT SURVIVORSHIP ANNUITY WITH 10-YEAR PERIOD CERTAIN
This payment option is not available for death proceeds. This option is available only if the policy is surrendered within six months of the policy anniversary nearest the Insured's 55th, 60th or 65th birthday.

The first payment will be on the date of settlement. Equal installments are paid until the latest of:

[diamond]  the end of the 10-year period certain;

[diamond]  the death of the insured; or

[diamond]  the death of the other named annuitant.

The other annuitant must have attained age 40, must be named at the time this option is elected and cannot later be changed.

For additional information concerning the above payment options, see your Policy.

FEDERAL INCOME TAX CONSIDERATIONS
--------------------------------------------------------------------------------
INTRODUCTION
The ultimate effect of federal income taxes on values under the Account and on the economic benefit to you or your beneficiary depends on our income tax status and upon the tax status of the individual concerned. This discussion is general in nature and is not intended as income tax advice. For complete information on federal and state income tax considerations, a qualified income tax advisor should be consulted. No attempt is made to consider any estate and inheritance taxes, or any state, local or other income tax laws. Because this discussion is based upon our understanding of federal income tax laws as they are currently interpreted, we cannot guarantee the tax status of any policy. The Internal Revenue Service ("IRS") makes no representation regarding the likelihood of continuation of current federal income tax laws, U.S. Treasury regulations or of the current interpretations. We reserve the right to make changes to the policy to assure that it will continue to qualify as a life insurance contract for federal income tax purposes.

PHOENIX'S INCOME TAX STATUS
We are taxed as a life insurance company under the Internal Revenue Code of 1986, as amended ("Code"). For federal income tax purposes, neither the Account nor the Guaranteed Interest Account is a separate entity from Phoenix, and their operations form a part of Phoenix.

Investment income and realized capital gains on the assets of the Account are reinvested and taken into account in determining the value of the Account. Investment income of the Account, including realized net capital gains, is not taxed to us. Due to our income tax status under current provisions of the Code, no charge currently will be made to the Account for our federal income taxes which may be attributable to the Account. We reserve the right to make a deduction for taxes if our federal income tax treatment is determined to be other than what we currently believe it to be, if changes are made affecting the income tax treatment to our variable life insurance contracts, or if changes occur in our income tax status. If imposed, such charge would be equal to the federal income taxes attributable to the investment results of the Account.

POLICY BENEFITS

DEATH BENEFIT PROCEEDS
The policy, which is essentially a single premium policy, is a life insurance contract that is also a modified endowment contract within the meaning of the Code. Classification of the policy as a modified endowment contract does not affect the exclusion of death benefit proceeds under the policy from the gross income of the beneficiary under Code Section 101(a)(1) and also does not cause the policyowner to be deemed to be in constructive receipt of the cash value, including increments or "inside buildup" thereon.

GENERAL
Pursuant to Code Section 72(e), loans and other amounts received under modified endowment contracts will, in general, be taxed to the extent of accumulated income (generally, the excess of cash value over premiums paid). Policies are modified endowment contracts if they meet the definition of life insurance, but fail the 7-pay test. This test essentially provides that the cumulative amount paid under the policy at any time during the policy's first seven years cannot exceed the sum of the net level premiums that would have been paid on or before that time had the policy provided for paid-up future benefits after the payment of seven level annual premiums.

In addition, a modified endowment contract includes any life insurance contract that is received in exchange for a modified endowment contract. Premiums paid during a policy year that are returned by Phoenix (with interest) within 60 days after the end of the policy year will not cause the policy to fail the 7-pay test.

Refer to the sections below on possible taxation of amounts actually received under the policy, from full surrender, partial surrender or loan.


REDUCTION IN BENEFITS DURING THE FIRST SEVEN YEARS
If there is a reduction in death benefits or reduction or elimination of any Additional Rider Benefit previously elected during the first seven policy years, the premiums are redetermined for purposes of the 7-pay test as if the policy had originally been issued at the reduced death benefit level and the new limitation is applied to the cumulative amount paid for each of the first seven policy years.


DISTRIBUTION AFFECTED
If a policy fails to meet the 7-pay test, it is considered a modified endowment contract only as to distributions in the year in which the death benefit reduction takes effect and all subsequent policy years. However, distributions made in anticipation of such failure (there is a presumption that distributions made within two years prior to such failure were "made in anticipation") also are considered distributions under a modified endowment contract. If the policy satisfies the "7-pay test," for seven years, distributions and loans will generally not be subject to the modified endowment contract rules.

FULL SURRENDER
Upon full surrender of a policy for its cash value, the excess, if any, of the cash value (unreduced by any outstanding indebtedness) over the premiums paid will be treated as ordinary income for federal income tax purposes. The full surrender of a policy that is a modified endowment contract may result in the imposition of an additional 10% tax on any income received.

PARTIAL SURRENDER
Since the policy is a modified endowment contract, partial surrenders are fully taxable to the extent of income in the policy and are possibly subject to an additional 10% tax. We suggest you consult with your income tax advisor in advance of a partial surrender as to the portion, if any, which would be subject to tax, and in addition as to the impact such partial surrender might have under the rules affecting modified endowment contracts.

LOANS
We believe that any loan received under a policy will be treated as your indebtedness. Since the policy is a modified endowment contract, loans are fully taxable to the extent of income in the policy and possibly will be subject to an additional 10% tax.

The deductibility by a policyowner of loan interest under a policy may be limited under Code Section 264, depending on the circumstances. A policyowner intending to fund premium payments through borrowing should consult a tax advisor with respect to the tax consequences thereof. Under the "personal" interest limitation provisions of the Code, interest on policy loans used for personal purposes is not tax deductible. Other rules may apply to allow all or part of the interest expense as a deduction if the loan proceeds are used for "trade or business" or "investment" purposes. See your tax advisor for further guidance.

BUSINESS-OWNED POLICIES
If a business or a corporation owns the policy, the Code may impose additional restrictions. The Code limits the interest deduction on business-owned policy loans and may impose tax upon the inside build-up of corporate-owned life insurance policies through the corporate alternative minimum tax.

PENALTY TAX
Any amounts taxable under the modified endowment contract rule will be subject to an additional 10% excise tax, with certain exceptions. This additional tax will not apply in the case of distributions that are:

[diamond]  made on or after the taxpayer attains age 59 1/2;

[diamond]  attributable to the taxpayer's disability (within the meaning of Code
           Section 72(m)(7)); or

[diamond]  part of a series of substantially equal periodic payments (not less often than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or life expectancies) of the taxpayer and his beneficiary.

MATERIAL CHANGE RULES

Any determination of whether the policy meets the 7-pay test will begin again any time the policy undergoes a "material change," which includes any increase in death benefits or any increase in or addition of a qualified additional benefit or any increase in or addition of any rider benefit available as an Additional Rider Benefit (described above), with the following 2 exceptions.


[diamond]  First, if an increase is attributable to premiums paid "necessary to fund" the lowest death benefit and qualified additional benefits payable in the first 7 policy years or to the crediting of interest or dividends with respect to these premiums, the "increase" does not constitute a material change.

[diamond]  Second, to the extent provided in regulations, if the death benefit or qualified additional benefit increases as a result of a cost-of-living adjustment based on an established broad-based index specified in the policy, this does not constitute a material change if:
           o the cost-of-living determination period does not exceed the remaining premium payment period under the policy; and
           o the cost-of-living increase is funded ratably over the remaining premium payment period of the Policy.

A reduction in death benefits is not considered a material change unless accompanied by a reduction in premium payments.

A material change may occur at any time during the life of the policy (within the first 7 years or thereafter), and future taxation of distributions or loans would depend upon whether the policy satisfied the applicable 7-pay test from the time of the material change. An exchange of policies is considered to be a material change for all purposes.

SERIAL PURCHASE OF MODIFIED ENDOWMENT CONTRACTS
All modified endowment contracts issued by the same insurer (or affiliated companies of the insurer) to the same policyowner within the same calendar year will be treated as one modified endowment contract in determining the taxable portion of any loans or distributions made to the policyowner. The U.S. Treasury has been given specific legislative authority to issue regulations to prevent the avoidance of the new distribution rules for modified endowment contracts. A qualified tax advisor should be consulted about the tax consequences of the purchase of more than one modified endowment contract within any calendar year.

LIMITATIONS ON UNREASONABLE MORTALITY AND EXPENSE CHARGES
The Code imposes limitations on unreasonable mortality and expense charges for purposes of ensuring that a policy qualifies as a life insurance contract for federal income tax purposes. The mortality charges taken into account to compute permissible premium levels may not exceed those charges required to be used in determining the federal income tax reserve for the policy, unless U.S. Treasury regulations prescribe a higher level of charge.

In addition, the expense charges taken into account under the guideline premium test are required to be reasonable, as defined by the U.S. Treasury regulations. We will comply with the limitations for calculating the premium we are permitted to receive from you.

QUALIFIED PLANS
A policy may be used in conjunction with certain qualified plans. Since the rules governing such use are complex, you should not use the Policy in conjunction with a qualified plan until you have consulted a competent pension consultant or tax advisor.

DIVERSIFICATION STANDARDS
To comply with the Diversification Regulations under Code Section 817(h), ("Diversification Regulations") each series of the fund is required to diversify its investments. The Diversification Regulations generally require that on the last day of each calendar quarter the series assets be invested in no more than:

[diamond]  55% in any 1 investment

[diamond]  70% in any 2 investments

[diamond]  80% in any 3 investments

[diamond]  90% in any 4 investments

A "look-through" rule applies to treat a pro rata portion of each asset of a series as an asset of the Account; therefore, each series of every fund will be tested for compliance with the percentage limitations. For purposes of these diversification rules, all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality is treated as a separate issuer.

The general diversification requirements are modified if any of the assets of the Account are direct obligations of the U.S. Treasury. In this case, there is no limit on the investment that may be made in U.S. Treasury securities, and for purposes of determining whether assets other than U.S. Treasury securities are adequately diversified, the generally applicable percentage limitations are increased based on the value of the Account's investment in U.S. Treasury securities. Notwithstanding this modification of the general diversification requirements, the portfolios of the funds will be structured to comply with the general diversification standards because they serve as an investment vehicle for certain variable annuity contracts that must comply with these standards.

In connection with the issuance of the Diversification Regulations, the U.S. Treasury announced that such regulations do not provide guidance concerning the extent to which you may direct your investments to particular divisions of a separate account. It is possible that a revenue ruling or other form of administrative pronouncement in this regard may be issued in the near future. It is not clear, at this time, what such a revenue ruling or other pronouncement will provide. It is possible that the policy may need to be modified to comply with such future U.S. Treasury announcements. For these reasons, we reserve the right to modify the policy, as necessary, to prevent you from being considered the owner of the assets of the Account.

We intend to comply with the Diversification Regulations to assure that the policies continue to qualify as a life insurance contract for federal income tax purposes.

CHANGE OF OWNERSHIP OR INSURED OR ASSIGNMENT
Changing the policyowner or the insured or an exchange or assignment of the policy may have tax consequences depending on the circumstances. Code Section 1035 provides that a life insurance contract can be exchanged for another life insurance contract, without recognition of gain or loss, assuming that no money or other property is received in the exchange, and that the policies relate to the same insured. If the surrendered policy is subject to a policy loan, this may be treated as the receipt of money on the exchange. We recommend that any person contemplating such actions consult an income tax advisor.

OTHER TAXES
Federal estate tax, state and local estate, inheritance and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policyowner or beneficiary. We do not make any representations or guarantees regarding the tax consequences of any policy with respect to these types of taxes.


VOTING RIGHTS
--------------------------------------------------------------------------------
We will vote the funds' shares held by the subaccounts at any regular and special meetings of shareholders of the funds. To the extent required by law, such voting will be pursuant to instructions received from you. However, if the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result, we decide that we are permitted to vote the funds' shares at our own discretion, we may elect to do so.

The number of votes that you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.

Funds' shares held in a subaccount for which no timely instructions are received, and funds' shares which are not otherwise attributable to policyowners, will be voted by Phoenix in proportion to the voting instructions that are received with respect to all policies participating in that subaccount. Instructions to abstain on any item to be voted upon will be applied to reduce the votes eligible to be cast by Phoenix.

You will receive proxy materials, reports and other materials related to the funds.

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of one or more of the portfolios of the funds or to approve or disapprove an investment advisory contract for the funds. In addition, Phoenix itself may disregard voting instructions in favor of changes initiated by a policyowner in the investment policies or the investment advisor of the Funds if Phoenix reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we decide that the change would have an adverse effect on the General Account because the proposed investment policy for a series may result in overly speculative or unsound investments. In the event Phoenix does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next periodic report to policyowners.

THE DIRECTORS AND
EXECUTIVE OFFICERS OF PHOENIX
--------------------------------------------------------------------------------
Phoenix is managed by its Board of Directors. The following are the Directors and Executive Officers of Phoenix:

 NAME                      PRINCIPAL OCCUPATION
 ----                      --------------------
 DIRECTORS

 Sal H. Alfiero            Chairman and Chief Executive
                           Officer
                           Protective Industries LLC
                           Buffalo, NY
                           Various positions with
                           Mark IV Industries

 J. Carter Bacot           Director (retired Chairman and
                           Chief Executive Officer)
                           The Bank of New York
                           New York, NY

 Peter C. Browning         Dean
                           McColl School of Business
                           Charlotte, NC
                           Chairman of the Board
                           NUCOR
                           Charlotte, NC
                           Various positions with
                           Sunoco Products Company

 Arthur P. Byrne           President, Chief Executive Officer
                           and Chairman
                           The Wiremold Company
                           West Hartford, CT
                           Various positions with
                           The Wiremold Company

 Sanford Cloud, Jr.        President and Chief Executive
                           Officer, The National Conference
                           for Community and Justice
                           New York, NY

 Richard N. Cooper         Mauritus C. Boas Professor
                           Center for International Affairs
                           Harvard University
                           Cambridge, MA
                           Formerly Chairman of Central
                           Intelligence Agency;
                           Professor, Harvard University

 Gordon J. Davis, Esq.     Partner
                           LeBoeuf, Lamb, Greene &
                           MacRae
                           New York, NY
                           Formerly
                           President
                           Lincoln Center for
                           Performing Arts
                           New York, NY
                           Formerly Partner of LeBoeuf, Lamb,
                           Greene & MacRae

 NAME                      PRINCIPAL OCCUPATION
 ----                      --------------------
 DIRECTORS

  Robert W. Fiondella      Chairman of the Board and Chief
                           Executive Officer
                           The Phoenix Companies, Inc.

                           Hartford, CT
                           Various positions with
                           Phoenix Life Insurance Company and
                           its various subsidiaries

   Ann Maynard Gray        Director of The Phoenix
                           Companies, Inc.
                           Director of Duke Energy Corporation
                           and Elan Corporation PLC and a
                           trustee for
                           J.P. Morgan Funds.
                           Formerly President of the
                           Diversified Publishing Group of
                           Capital Cities/ABC, Inc. from 1991
                           to 1999.

   John E. Haire           Executive Vice President
                           Time, Inc.

                           New York, NY
                           Formerly Publisher,
                           Time Magazine

   Jerry  J. Jasinowski    President
                           National Association of
                           Manufacturers
                           Washington, D.C.
                           Various positions with National
                           Association of Manufacturers

   Thomas S. Johnson       Chairman and Chief Executive Officer
                           Greenpoint Financial Corporation
                           New York, NY

   John W. Johnstone       Retired.
                           Formerly Chairman and Chief
                           Executive Officer,
                           Olin Corporation

   Marilyn E. LaMarche     Limited Managing Director,
                           Lazard Freres & Company, L.L.C.
                           New York, New York
                           Various positions with
                           Lazard Freres & Co. LLC

   Philip R. McLoughlin    Executive Vice President and Chief
                           Investment Officer,
                           The Phoenix Companies, Inc.
                           Hartford, CT
                           Various positions with
                           Phoenix Life Insurance Company and
                           its various subsidiaries

   Robert F. Vizza         President
                           Dolan Foundations
                           Woodbury, NY
                           Formerly President, Lustgarten
                           Pancreatic Cancer Research
                           Foundation and the Dolan
                           Foundations; President and Chief
                           Executive Officer,
                           St. Francis Hospital

  Robert G. Wilson         Retired. Consultant for
                           thePit.com; Consultant for
                           Logistics.com and LendingTree.com


  Dona D. Young            President and Chief Operating
                           Officer,
                           The Phoenix Companies, Inc.

                           Hartford, CT
                           Various positions with
                           Phoenix Life Insurance Company and
                           its various subsidiaries

  EXECUTIVE OFFICERS

  Carl T. Chadburn         Executive Vice President
                           Executive Vice President,
                           The Phoenix Companies, Inc.
                           Various positions with
                           Phoenix Life Insurance Company and
                           its various subsidiaries

  Coleman D. Ross          Executive Vice President
                           Executive Vice President and Chief
                           Financial Officer,
                           The Phoenix Companies, Inc.
                           Formerly Executive Vice President
                           and Chief Financial Officer of
                           Trenwick Group Ltd.; Formerly a
                           partner with PricewaterhouseCoopers

  Robert W. Fiondella      Chairman of the Board and Chief
                           Executive Officer
                           Chairman of the Board and Chief

                           Executive Officer,
                           The Phoenix Companies, Inc.
                           Various positions with
                           Phoenix Life Insurance Company and
                           its various subsidiaries


  Michael E. Haylon        Executive Vice President and Chief
                           Financial Officer,
                           Executive Vice President, Phoenix Investment
                           Partners, Ltd., an affiliate of Phoenix Life
                           Insurance Company


  David W. Searfoss        Executive Vice President
                           Executive Vice President,
                           The Phoenix Companies, Inc.
                           Various positions with
                           Phoenix Life Insurance Company and
                           its various subsidiaries

   Simon Y. Tan            Executive Vice President
                           Executive Vice President,
                           The Phoenix Companies, Inc.
                           Various positions with
                           Phoenix Life Insurance Company and
                           its various subsidiaries

 NAME                      PRINCIPAL OCCUPATION
 ----                      --------------------
EXECUTIVE OFFICERS
Dona D. Young              President and Chief Operating
                           Officer

                           President and Chief Operating
                           Officer

                           The Phoenix Companies, Inc.
                           Various positions with
                           Phoenix Life Insurance Company and
                           its various subsidiaries

The above listing reflects positions held during the last 5 years.

SAFEKEEPING OF THE ACCOUNT'S ASSETS
--------------------------------------------------------------------------------
We hold the assets of the Account. The assets of the Account are held separate and apart from our General Account. We maintain records of all purchases and redemptions of shares of the funds.

SALES OF POLICIES
--------------------------------------------------------------------------------
Policies may be purchased from registered representatives of WS Griffith Securities, Inc. (formerly known as W.S. Griffith & Co., Inc.) ("WSG"), a New York corporation incorporated on August 7, 1970, licensed to sell Phoenix insurance policies as well as policies, annuity contracts and funds of companies affiliated with Phoenix. WSG is an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc., and is an affiliate of Phoenix. WSG is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 ("1934 Act") and is a member of the National Association of Securities Dealers, Inc. Phoenix Equity Planning Corporation ("PEPCO") serves as national distributor of the policies. PEPCO is located at 56 Prospect Street, Hartford, Connecticut. PEPCO is also an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc. and is an affiliate of Phoenix.

Policies may also be purchased through other broker-dealers or entities registered under or exempt under the Securities Exchange Act of 1934, whose representatives are authorized by applicable law to sell contracts under terms of agreement provided by PEPCO.

Sales commissions will be paid to registered representatives on purchase payments we receive under these policies. Phoenix will pay a maximum total sales commission of 50% of premiums to PEPCO. To the extent that the sales charge under the policies is less than the sales commissions paid with respect to the policies, we will pay the shortfall from our General Account assets, which will include any profits we may derive under the policies.

STATE REGULATION
--------------------------------------------------------------------------------
We are subject to the provisions of New York insurance laws applicable to life insurance companies and to regulation and supervision by the New York Superintendent of Insurance. We also are subject to the applicable insurance laws of all the other states and jurisdictions in which we do insurance business.

State regulation of Phoenix includes certain limitations on the investments which we may make, including investments for the Account and the Guaranteed Interest Account. This regulation does not include, however, any supervision over the investment policies of the Account.

REPORTS
--------------------------------------------------------------------------------
All policyowners will be furnished with those reports required by the 1940 Act and related regulations or by any other applicable law or regulation.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------
The Account is not engaged in any litigation. We are not involved in any litigation that would have a material adverse effect on our ability to meet our obligations under the policies.

LEGAL MATTERS
--------------------------------------------------------------------------------
Richard J. Wirth, Counsel and Brian A. Giantonio, Counsel of Phoenix Life Insurance Company, have passed upon the organization of Phoenix, its authority to issue variable life insurance policies and the validity of the policy, and upon legal matters relating to the federal securities and income tax laws for Phoenix.

REGISTRATION STATEMENT
--------------------------------------------------------------------------------
A Registration Statement has been filed with the SEC, under the Securities Act of 1933 ("1933 Act") with respect to the securities offered. This prospectus is a summary of the contents of the policy and other legal documents and does not contain all the information set forth in the Registration Statement and its exhibits. We refer you to the registration statement and its exhibits for further information concerning the Account, Phoenix and the policy.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


The financial statements of Phoenix Life Variable Universal Life Account (The Phoenix Edge(R)) as of December 31, 2001, and the results of its operations and its changes in net assets for the periods indicated and the consolidated financial statements of Phoenix Life Insurance Company as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001 appear in the pages that follow. The consolidated financial statements of Phoenix Life Insurance Company included herein should be considered only as bearing upon the ability of Phoenix Life Insurance Company to meet its obligations under the policies. You should not consider them as bearing on the investment performance of the assets held in the Account or on the Guaranteed Interest Account that we credit during a guarantee period. In addition, the Unaudited Interim

Financial Statements of Phoenix Life Insurance Company as of March 31, 2002 and the results of its operations and cash flows for the periods indicated also appear in the pages that follow.

--------------------------------------------------------------------------------
                                ANNUAL REPORT
--------------------------------------------------------------------------------

      The
      Phoenix
           Edge(R)

           Phoenix Life Variable Universal Life Account
           December 31, 2001

                           [LOGO] PHOENIX WEALTH MANAGEMENT(R)

                     STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2001

                                                  PHOENIX-                      PHOENIX-DUFF &         PHOENIX-
                                                  ABERDEEN        PHOENIX-       PHELPS REAL          ENGEMANN          PHOENIX-
                                               INTERNATIONAL  DEUTSCHE DOW 30  ESTATE SECURITIES  CAPITAL GROWTH     ENGEMANN NIFTY
                                                 SUBACCOUNT      SUBACCOUNT      SUBACCOUNT         SUBACCOUNT      FIFTY SUBACCOUNT
                                               -------------- ---------------  ----------------  -----------------  ----------------
ASSETS
             Investments at cost                $    584,556   $      24,098   $       174,371   $     28,145,693   $       121,376
                                               ============== =============== ================= ================== =================
             Investments at market              $    580,447   $      21,798   $       186,627   $     25,011,253   $        91,203
                                               -------------- --------------- ----------------- ------------------ -----------------
                  Total assets                       580,447          21,798           186,627         25,011,253            91,203
LIABILITIES
             Accrued expenses to related party           239               9                83             10,687                38
                                               -------------- --------------- ----------------- ------------------ -----------------
NET ASSETS                                      $    580,208   $      21,789   $       186,544   $     25,000,566   $        91,165
                                               ============== =============== ================= ================== =================
Accumulation units outstanding                       301,226          22,860           104,025          6,484,023           110,740
                                               ============== =============== ================= ================== =================
Unit value                                      $   1.926161   $    0.953126   $      1.793249   $       3.855685   $      0.823221
                                               ============== =============== ================= ================== =================

                                                                PHOENIX-
                                                  PHOENIX-   GOODWIN MULTI-                        PHOENIX-J.P.
                                               GOODWIN MONEY  SECTOR FIXED     PHOENIX-HOLLISTER  MORGAN RESEARCH    PHOENIX-JANUS
                                                   MARKET        INCOME          VALUE EQUITY     ENHANCED INDEX      CORE EQUITY
                                                 SUBACCOUNT    SUBACCOUNT         SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
                                               -------------- --------------- ----------------- ------------------ -----------------
ASSETS
             Investments at cost                $    566,850   $   4,025,268   $       175,752   $        226,883   $        13,429
                                               ============== =============== ================= ================== =================
             Investments at market              $    566,850   $   3,541,601   $       161,143   $        214,804   $        11,735
                                               -------------- --------------- ----------------- ------------------ -----------------
                  Total assets                       566,850       3,541,601           161,143            214,804            11,735
LIABILITIES
             Accrued expenses to related party           245           1,587                67                 91                 5
                                               -------------- --------------- ----------------- ------------------ -----------------
NET ASSETS                                      $    566,605   $   3,540,014   $       161,076   $        214,713   $        11,730
                                               ============== =============== ================= ================== =================
Accumulation units outstanding                       273,462       1,231,790           117,565            176,872            13,412
                                               ============== =============== ================= ================== =================
Unit value                                      $   2.071972   $    2.873877   $      1.370105   $       1.213946   $      0.874599
                                               ============== =============== ================= ================== =================

                                                                                PHOENIX-MORGAN       PHOENIX-         PHOENIX-
                                                PHOENIX-JANUS  PHOENIX-JANUS     STANLEY FOCUS       OAKHURST      OAKHURST GROWTH
                                               FLEXIBLE INCOME   GROWTH              EQUITY          BALANCED         AND INCOME
                                                 SUBACCOUNT    SUBACCOUNT          SUBACCOUNT       SUBACCOUNT        SUBACCOUNT
                                               -------------- --------------- ----------------- ------------------ -----------------
ASSETS
             Investments at cost                $     19,945   $     252,206   $         3,097   $         91,473   $        98,209
                                               ============== =============== ================= ================== =================
             Investments at market              $     19,993   $     198,092   $         2,583   $        108,981   $       101,111
                                               -------------- --------------- ----------------- ------------------ -----------------
                  Total assets                        19,993         198,092             2,583            108,981           101,111
LIABILITIES
             Accrued expenses to related party             9              86                 1                 48                45
                                               -------------- --------------- ----------------- ------------------ -----------------
NET ASSETS                                      $     19,984   $     198,006   $         2,582   $        108,933   $       101,066
                                               ============== =============== ================= ================== =================
Accumulation units outstanding                        18,960         293,673             3,111             45,216            92,260
                                               ============== =============== ================= ================== =================
Unit value                                      $   1.053978   $    0.674239   $      0.829819   $       2.409148   $      1.095450
                                               ============== =============== ================= ================== =================

                                                   PHOENIX-
                                                   OAKHURST   PHOENIX-SANFORD                                       ALGER AMERICAN
                                                  STRATEGIC    BERNSTEIN MID-   PHOENIX-SENECA    PHOENIX-SENECA       LEVERAGED
                                                  ALLOCATION     CAP VALUE      MID-CAP GROWTH    STRATEGIC THEME   ALLCAP PORTFOLIO
                                                  SUBACCOUNT     SUBACCOUNT       SUBACCOUNT         SUBACCOUNT        SUBACCOUNT
                                               -------------- --------------- ----------------- ------------------ -----------------
ASSETS
             Investments at cost                $ 18,724,139   $     116,578   $       158,185   $        425,089   $        71,602
                                               ============== =============== ================= ================== =================
             Investments at market              $ 19,685,363   $     134,082   $       104,438   $        354,271   $        46,525
                                               -------------- --------------- ----------------- ------------------ -----------------
                  Total assets                    19,685,363         134,082           104,438            354,271            46,525
LIABILITIES
             Accrued expenses to related party         8,306              60                39                135                21
                                               -------------- --------------- ----------------- ------------------ -----------------
NET ASSETS                                      $ 19,677,057   $     134,022   $       104,399   $        354,136   $        46,504
                                               ============== =============== ================= ================== =================
Accumulation units outstanding                     5,043,810         108,816            79,645            214,336            71,414
                                               ============== =============== ================= ================== =================
Unit value                                      $   3.901229   $    1.231636   $      1.310813   $       1.652245   $      0.651191
                                               ============== =============== ================= ================== =================

                                                FEDERATED FUND
                                                   FOR U.S.    FEDERATED HIGH                        VIP GROWTH
                                                  GOVERNMENT    INCOME BOND    VIP CONTRAFUND(R)   OPPORTUNITIES
                                                SECURITIES II     FUND II         PORTFOLIO          PORTFOLIO
                                                  SUBACCOUNT    SUBACCOUNT        SUBACCOUNT         SUBACCOUNT
                                               -------------- --------------- ----------------- ------------------
ASSETS
             Investments at cost                $     34,588   $      29,606   $        13,791   $          3,090
                                               ============== =============== ================= ==================
             Investments at market              $     36,270   $      24,588   $        12,364   $          2,631
                                               -------------- --------------- ----------------- ------------------
                  Total assets                        36,270          24,588            12,364              2,631
LIABILITIES
             Accrued expenses to related party            15              11                 6                  1
                                               -------------- --------------- ----------------- ------------------
NET ASSETS                                      $     36,255   $      24,577   $        12,358   $          2,630
                                               ============== =============== ================= ==================
Accumulation units outstanding                        34,689          26,691            13,510              3,096
                                               ============== =============== ================= ==================
Unit value                                      $   1.045109   $    0.920760   $      0.914728   $       0.849594
                                               ============== =============== ================= ==================

                       See Notes to Financial Statements

                     STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2001
                                  (CONTINUED)

                                                                                                   TEMPLETON
                                                                                                   DEVELOPING         TEMPLETON
                                                 VIP GROWTH    MUTUAL SHARES   TEMPLETON ASSET      MARKETS         INTERNATIONAL
                                                  PORTFOLIO     SECURITIES        STRATEGY         SECURITIES         SECURITIES
                                                 SUBACCOUNT     SUBACCOUNT       SUBACCOUNT        SUBACCOUNT         SUBACCOUNT
                                               -------------- --------------- ----------------- ------------------ -----------------
ASSETS
             Investments at cost                $     14,228   $      43,057   $         5,553   $          7,811   $       102,681
                                               ============== =============== ================= ================== =================
             Investments at market              $     10,888   $      45,992   $         4,847   $          7,406   $        66,502
                                               -------------- --------------- ----------------- ------------------ -----------------
                  Total assets                        10,888          45,992             4,847              7,406            66,502
LIABILITIES
             Accrued expenses to related party             5              21                 2                (18)               64
                                               -------------- --------------- ----------------- ------------------ -----------------
NET ASSETS                                      $     10,883   $      45,971   $         4,845   $          7,424   $        66,438
                                               ============== =============== ================= ================== =================
Accumulation units outstanding                        13,270          39,687             5,033              7,724            66,082
                                               ============== =============== ================= ================== =================
Unit value                                      $   0.820149   $    1.158352   $      0.962563   $       0.961249   $      1.005374
                                               ============== =============== ================= ================== =================

                                                                                     WANGER
                                                 TECHNOLOGY                       INTERNATIONAL    WANGER U.S.
                                                 PORTFOLIO     WANGER FOREIGN       SMALL CAP       SMALL CAP
                                                 SUBACCOUNT   FORTY SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                               -------------- --------------- ----------------- ------------------
ASSETS
             Investments at cost                $    528,255   $       6,808   $       386,039   $        490,514
                                               ============== =============== ================= ==================
             Investments at market              $    192,918   $       3,633   $       233,575   $        561,615
                                               -------------- --------------- ----------------- ------------------
                  Total assets                       192,918           3,633           233,575            561,615
LIABILITIES
             Accrued expenses to related party            75               1                94                255
                                               -------------- --------------- ----------------- ------------------
NET ASSETS                                      $    192,843   $       3,632   $       233,481   $        561,360
                                               ============== =============== ================= ==================
Accumulation units outstanding                       482,147           6,226           158,243            313,060
                                               ============== =============== ================= ==================
Unit value                                      $   0.399967   $    0.583428   $      1.475462   $       1.793133
                                               ============== =============== ================= ==================

                       See Notes to Financial Statements

                           STATEMENTS OF OPERATIONS
                    FOR THE PERIOD ENDED DECEMBER 31, 2001

                                                  PHOENIX-                       PHOENIX-DUFF &      PHOENIX-
                                                 ABERDEEN       PHOENIX-         PHELPS REAL         ENGEMANN          PHOENIX-
                                              INTERNATIONAL  DEUTSCHE DOW 30  ESTATE SECURITIES   CAPITAL GROWTH    ENGEMANN NIFTY
                                                SUBACCOUNT    SUBACCOUNT(2)      SUBACCOUNT         SUBACCOUNT    FIFTY SUBACCOUNT
                                               -------------- --------------- ----------------- ------------------ -----------------
Investment income
             Distributions                      $        -     $         239   $         5,527   $         17,526   $          -
Expenses
             Mortality, expense risk and
                administrative charges                 3,509              77               640            145,396               535
                                               -------------- --------------- ----------------- ------------------ -----------------
Net investment income (loss)                          (3,509)            162             4,887           (127,870)             (535)
                                               -------------- --------------- ----------------- ------------------ -----------------
Net realized gain (loss) from share
   transactions                                        4,239             (21)            1,279           (333,050)           (2,790)
Net realized gain distribution from Fund              18,524             345               -              606,858               -
Net unrealized appreciation (depreciation)
   on investment                                    (232,156)         (2,300)            4,148        (13,918,412)          (49,457)
                                               -------------- --------------- ----------------- ------------------ -----------------
Net gain (loss) on investment                       (209,393)         (1,976)            5,427        (13,644,604)          (52,247)
Net increase (decrease) in net assets
   resulting from operations                    $   (212,902)  $      (1,814)  $        10,314   $    (13,772,474)  $       (52,782)
                                               ============== =============== ================= ================== =================

                                                                PHOENIX-
                                                   PHOENIX-   GOODWIN MULTI-                      PHOENIX-J.P.
                                                GOODWIN MONEY  SECTOR FIXED   PHOENIX-HOLLISTER  MORGAN RESEARCH    PHOENIX-JANUS
                                                    MARKET        INCOME        VALUE EQUITY      ENHANCED INDEX     CORE EQUITY
                                                 SUBACCOUNT     SUBACCOUNT       SUBACCOUNT         SUBACCOUNT       SUBACCOUNT
                                               -------------- --------------- ----------------- ------------------ -----------------
Investment income
             Distributions                      $     22,955   $     286,385   $         1,166   $          1,541   $            78
Expenses
             Mortality, expense risk and
                administrative charges                 3,005          18,042               726              1,083                59
                                               -------------- --------------- ----------------- ------------------ -----------------
Net investment income (loss)                          19,950         268,343               440                458                19
                                               -------------- --------------- ----------------- ------------------ -----------------
Net realized gain (loss) from share
   transactions                                          -             4,026              (768)            (2,555)              (26)
Net realized gain distribution from Fund                 -               -                 913              1,420               -
Net unrealized appreciation (depreciation)
   on investment                                         -           (76,777)          (29,441)           (28,535)           (1,694)
                                               -------------- --------------- ----------------- ------------------ -----------------
Net gain (loss) on investment                            -           (72,751)          (29,296)           (29,670)           (1,720)
Net increase (decrease) in net assets
   resulting from operations                    $     19,950   $     195,592   $       (28,856)  $        (29,212)  $        (1,701)
                                               ============== =============== ================= ================== =================

                                                                               PHOENIX-MORGAN       PHOENIX-           PHOENIX-
                                                PHOENIX-JANUS   PHOENIX-JANUS   STANLEY FOCUS       OAKHURST        OAKHURST GROWTH
                                               FLEXIBLE INCOME    GROWTH           EQUITY           BALANCED          AND INCOME
                                                SUBACCOUNT(3)    SUBACCOUNT      SUBACCOUNT(2)      SUBACCOUNT        SUBACCOUNT
                                               -------------- --------------- ----------------- ------------------ -----------------
Investment income
             Distributions                      $        921   $         -     $           -     $          2,889   $           513
Expenses
             Mortality, expense risk and
               administrative charges                     87             724                13                547               520
                                               -------------- --------------- ----------------- ------------------ -----------------
Net investment income (loss)                             834            (724)              (13)             2,342                (7)
                                               -------------- --------------- ----------------- ------------------ -----------------
Net realized gain (loss) from share
   transactions                                            4          (1,126)              (19)               (22)             (162)
Net realized gain distribution from Fund                 147             -                 -                2,164               242
Net unrealized appreciation (depreciation)
   on investment                                          48         (32,955)             (514)            (2,306)           (9,746)
                                               -------------- --------------- ----------------- ------------------ -----------------
Net gain (loss) on investment                            199         (34,081)             (533)              (164)           (9,666)
Net increase (decrease) in net assets
   resulting from operations                    $      1,033   $     (34,805)  $          (546)  $          2,178   $        (9,673)
                                               ============== =============== ================= ================== =================

                                                  PHOENIX-
                                                  OAKHURST   PHOENIX-SANFORD                                       ALGER AMERICAN
                                                 STRATEGIC    BERNSTEIN MID-   PHOENIX-SENECA    PHOENIX-SENECA      LEVERAGED
                                                 ALLOCATION     CAP VALUE      MID-CAP GROWTH    STRATEGIC THEME   ALLCAP PORTFOLIO
                                                 SUBACCOUNT    SUBACCOUNT(1)     SUBACCOUNT        SUBACCOUNT         SUBACCOUNT
                                               -------------- --------------- ----------------- ------------------ -----------------
Investment income
             Distributions                      $    494,609   $       1,045   $           -     $            -     $           -
Expenses
             Mortality, expense risk and
                administrative charges                98,375             180               732              2,193               241
                                               -------------- --------------- ----------------- ------------------ -----------------
Net investment income (loss)                         396,234             865              (732)            (2,193)             (241)
                                               -------------- --------------- ----------------- ------------------ -----------------
Net realized gain (loss) from share
   transactions                                        9,895              75           (17,540)           (32,860)             (414)
Net realized gain distribution from Fund             320,310             566               -               12,366             1,711
Net unrealized appreciation (depreciation)
   on investment                                    (466,471)         17,504           (34,081)          (133,754)          (10,184)
                                               -------------- --------------- ----------------- ------------------ -----------------
Net gain (loss) on investment                       (136,266)         18,145           (51,621)          (154,248)           (8,887)
Net increase (decrease) in net assets
   resulting from operations                    $    259,968   $      19,010   $       (52,353)  $       (156,441)  $        (9,128)
                                               ============== =============== ================= ================== =================

                                                FEDERATED FUND
                                                   FOR U.S.   FEDERATED HIGH                       VIP GROWTH
                                                 GOVERNMENT    INCOME BOND    VIP CONTRAFUND(R)   OPPORTUNITIES      VIP GROWTH
                                                SECURITIES II    FUND II          PORTFOLIO         PORTFOLIO        PORTFOLIO
                                                SUBACCOUNT(5)   SUBACCOUNT      SUBACCOUNT(2)     SUBACCOUNT(2)      SUBACCOUNT
                                               -------------- --------------- ----------------- ------------------ -----------------
Investment income
             Distributions                      $        -     $       2,611   $            91   $              7   $           -
Expenses
             Mortality, expense risk and
                administrative charges                   121             117                60                 13                54
                                               -------------- --------------- ----------------- ------------------ -----------------
Net investment income (loss)                            (121)          2,494                31                 (6)              (54)
                                               -------------- --------------- ----------------- ------------------ -----------------
Net realized gain (loss) from share
   transactions                                           12             (17)              (30)               (19)              (53)
Net realized gain distribution from Fund                 -                -                365                -                 874
Net unrealized appreciation (depreciation)
   on investment                                       1,682          (3,619)           (1,427)              (459)           (3,340)
                                               -------------- --------------- ----------------- ------------------ -----------------
Net gain (loss) on investment                          1,694          (3,636)           (1,092)              (478)           (2,519)
Net increase (decrease) in net assets
   resulting from operations                    $      1,573   $      (1,142)  $        (1,061)  $           (484)  $        (2,573)
                                               ============== =============== ================= ================== =================

                       See Notes to Financial Statements

                           STATEMENTS OF OPERATIONS
                    FOR THE PERIOD ENDED DECEMBER 31, 2001
                                  (CONTINUED)

                                                                                 TEMPLETON
                                                                                 DEVELOPING         TEMPLETON
                                                MUTUAL SHARES  TEMPLETON ASSET     MARKETS        INTERNATIONAL      TECHNOLOGY
                                                 SECURITIES       STRATEGY       SECURITIES         SECURITIES        PORTFOLIO
                                                 SUBACCOUNT     SUBACCOUNT(4)    SUBACCOUNT         SUBACCOUNT       SUBACCOUNT
                                               -------------- --------------- ----------------- ------------------ -----------------
Investment income
             Distributions                      $        840   $          66   $           119   $          2,098   $           -
Expenses
             Mortality, expense risk and
                administrative charges                   230              19                88                391             1,158
                                               -------------- --------------- ----------------- ------------------ -----------------
Net investment income (loss)                             610              47                31              1,707            (1,158)
                                               -------------- --------------- ----------------- ------------------ -----------------
Net realized gain (loss) from share
   transactions                                           71             -              (4,958)              (154)           (2,949)
Net realized gain distribution from Fund               2,823             471               -               16,498               -
Net unrealized appreciation (depreciation)
   on investment                                        (661)           (706)            3,484            (31,318)         (184,965)
                                               -------------- --------------- ----------------- ------------------ -----------------
Net gain (loss) on investment                          2,233            (235)           (1,474)           (14,974)         (187,914)
Net increase (decrease) in net assets
   resulting from operations                    $      2,843   $        (188)  $        (1,443)  $        (13,267)  $      (189,072)
                                               ============== =============== ================= ================== =================

                                                                   WANGER
                                                                INTERNATIONAL                      WANGER U.S.
                                               WANGER FOREIGN     SMALL CAP     WANGER TWENTY       SMALL CAP
                                              FORTY SUBACCOUNT   SUBACCOUNT      SUBACCOUNT        SUBACCOUNT
                                               -------------- --------------- ----------------- ------------------
Investment income
             Distributions                      $          5   $         -     $           -     $            372
Expenses
             Mortality, expense risk and
                administrative charges                    21           1,356                 4              2,774
                                               -------------- --------------- ----------------- ------------------
Net investment income (loss)                             (16)         (1,356)               (4)            (2,402)
                                               -------------- --------------- ----------------- ------------------
Net realized gain (loss) from share
   transactions                                       (1,835)        (15,210)            3,127            (12,032)
Net realized gain distribution from Fund                 331          88,845               -                  -
Net unrealized appreciation (depreciation)
   on investment                                          64        (139,113)           (3,530)            73,423
                                               -------------- --------------- ----------------- ------------------
Net gain (loss) on investment                         (1,440)        (65,478)             (403)            61,391
Net increase (decrease) in net assets
   resulting from operations                    $     (1,456)  $     (66,834)  $          (407)  $         58,989
                                               ============== =============== ================= ==================

Footnotes for Statement of Operations
For the period ended December 31, 2001

(1) From inception January 8, 2001 to December 31, 2001
(2) From inception January 18, 2001 to December 31, 2001
(3) From inception February 20, 2001 to December 31, 2001
(4) From inception April 2, 2001 to December 31, 2001
(5) From inception May 1, 2001 to December 31, 2001

                       See Notes to Financial Statements

                            STATEMENT OF OPERATIONS
                    FOR THE PERIOD ENDED DECEMBER 31, 2000

                                                                                            GOODWIN MULTI-
                                                                           ENGEMANN          SECTOR FIXED     OAKHURST STRATEGIC
                                                      GOODWIN MONEY     CAPITAL GROWTH          INCOME            ALLOCATION
                                                    MARKET SUBACCOUNT     SUBACCOUNT          SUBACCOUNT          SUBACCOUNT
                                                    -----------------  -----------------  ------------------  ------------------
Investment income
      Distributions                                  $        36,116    $         3,459    $        291,752    $        542,408
Expenses
      Mortality, expense risk and
         administrative charges                                3,105            243,073              17,751             101,609
                                                    -----------------  -----------------  ------------------  ------------------
Net investment income (loss)                                  33,011           (239,614)            274,001             440,799
                                                    -----------------  -----------------  ------------------  ------------------
Net realized gain (loss) from
      share transactions                                         -              (53,484)                 96              (1,718)
Net realized gain distribution from Fund                         -            2,028,863                 -             2,030,604
Net unrealized appreciation (depreciation)
      on investment                                              -          (10,658,846)            (67,863)         (2,449,891)
                                                    -----------------  -----------------  ------------------  ------------------
Net gain (loss) on investment                                    -           (8,683,467)            (67,767)           (421,005)
                                                    -----------------  -----------------  ------------------  ------------------
Net increase (decrease) in net assets resulting
      from operations                                $        33,011    $    (8,923,081)   $        206,234    $         19,794
                                                    =================  =================  ==================  ==================

                                                                                             DUFF & PHELPS
                                                       ABERDEEN            OAKHURST          REAL ESTATE      SENECA STRATEGIC
                                                      INTERNATIONAL         BALANCED           SECURITIES           THEME
                                                       SUBACCOUNT          SUBACCOUNT          SUBACCOUNT         SUBACCOUNT
                                                    -----------------  -----------------  ------------------  ------------------
Investment income
      Distributions                                  $         7,665    $         3,205    $          3,679    $            -
Expenses
      Mortality, expense risk and
         administrative charges                                6,375                578                 433               3,845
                                                    -----------------  -----------------  ------------------  ------------------
Net investment income (loss)                                   1,290              2,627               3,246              (3,845)
                                                    -----------------  -----------------  ------------------  ------------------
Net realized gain (loss) from share transactions              40,137                  1               2,439              (6,353)
Net realized gain distribution from Fund                      80,161             12,051                 -                82,376
Net unrealized appreciation (depreciation)
      on investment                                         (345,514)           (14,580)             18,330            (164,500)
                                                    -----------------  -----------------  ------------------  ------------------
Net gain (loss) on investment                               (225,216)            (2,528)             20,769             (88,477)
                                                    -----------------  -----------------  ------------------  ------------------
Net increase (decrease) in net assets resulting
      from operations                                $      (223,926)   $            99    $         24,015    $        (92,322)
                                                    =================  =================  ==================  ==================

                                                                          J.P. MORGAN
                                                                            RESEARCH                            SENECA MID-CAP
                                                    ABERDEEN NEW ASIA    ENHANCED INDEX     ENGEMANN NIFTY          GROWTH
                                                        SUBACCOUNT         SUBACCOUNT      FIFTY SUBACCOUNT        SUBACCOUNT
                                                    -----------------  -----------------  ------------------  ------------------
Investment income
      Distributions                                  $           -      $         2,605    $            -      $            -
Expenses
      Mortality, expense risk and
         administrative charges                                  207              1,958               1,161                 658
                                                    -----------------  -----------------  ------------------  ------------------
Net investment income (loss)                                    (207)               647              (1,161)               (658)
                                                    -----------------  -----------------  ------------------  ------------------
Net realized gain (loss) from share transactions              20,126             (5,511)             20,494                 (10)
Net realized gain distribution from Fund                         -               10,103                 -                14,904
Net unrealized appreciation (depreciation)
      on investment                                          (24,312)           (43,162)            (46,465)            (22,228)
                                                    -----------------  -----------------  ------------------  ------------------
Net gain (loss) on investment                                 (4,186)           (38,570)            (25,971)             (7,334)
                                                    -----------------  -----------------  ------------------  ------------------
Net increase (decrease) in net assets resulting
      from operations                                $        (4,393)   $       (37,923)   $        (27,132)   $         (7,992)
                                                    =================  =================  ==================  ==================

                                                     OAKHURST GROWTH
                                                       AND INCOME
                                                       SUBACCOUNT
                                                    -----------------
Investment income
      Distributions                                  $           595
Expenses
      Mortality, expense risk and
         administrative charges                                  706
                                                    -----------------
Net investment income (loss)                                    (111)
                                                    -----------------
Net realized gain (loss) from share transactions               5,453
Net realized gain distribution from Fund                         428
Net unrealized appreciation (depreciation)
      on investment                                          (20,068)
                                                    -----------------
Net gain (loss) on investment                                (14,187)
                                                    -----------------
Net increase (decrease) in net assets resulting
      from operations                                $       (14,298)
                                                    =================

                       See Notes to Financial Statements

                            STATEMENT OF OPERATIONS
                    FOR THE PERIOD ENDED DECEMBER 31, 2000
                                  (CONTINUED)

                                                                                               WANGER
                                                                          WANGER U.S.       INTERNATIONAL           TEMPLETON
                                                   HOLLISTER VALUE         SMALL CAP          SMALL CAP           INTERNATIONAL
                                                  EQUITY SUBACCOUNT       SUBACCOUNT          SUBACCOUNT            SUBACCOUNT
                                                 -------------------   -----------------  ------------------  --------------------
Investment income
      Distributions                               $             580     $           861   $             -      $            1,246
Expenses
      Mortality, expense risk and
         administrative charges                                 385               3,039               2,593                   386
                                                 -------------------   -----------------  ------------------  --------------------
Net investment income (loss)                                    195              (2,178)             (2,593)                  860
                                                 -------------------   -----------------  ------------------  --------------------
Net realized gain (loss) from share transactions                 93             (15,052)            (71,300)               (1,961)
Net realized gain distribution from Fund                     10,726              88,676              81,913                 8,178
Net unrealized appreciation (depreciation)
      on investment                                          12,156            (139,578)           (179,570)              (11,582)
                                                 -------------------   -----------------  ------------------  --------------------
Net gain (loss) on investment                                22,975             (65,954)           (168,957)               (5,365)
                                                 -------------------   -----------------  ------------------  --------------------
Net increase (decrease) in net assets
      resulting from operations                   $          23,170     $       (68,132)   $       (171,550)   $           (4,505)
                                                 ===================   =================  ==================  ====================

                                                     TEMPLETON           MUTUAL SHARES
                                                 DEVELOPING MARKETS       INVESTMENT         WANGER TWENTY        WANGER FOREIGN
                                                     SUBACCOUNT          SUBACCOUNT(4)         SUBACCOUNT       FORTY SUBACCOUNT(1)
                                                 -------------------   -----------------  ------------------  --------------------
Investment income
      Distributions                               $             635     $           -      $            -      $              -
Expenses
      Mortality, expense risk and
         administrative charges                                 280                 112                  73                    56
                                                 -------------------   -----------------  ------------------  --------------------
Net investment income (loss)                                    355                (112)                (73)                  (56)
                                                 -------------------   -----------------  ------------------  --------------------
Net realized gain (loss) from share transactions             (4,972)                 14              13,935                   (17)
Net realized gain distribution from Fund                        -                   -                   476                   270
Net unrealized appreciation (depreciation)
      on investment                                         (22,006)              3,596             (13,805)               (3,239)
                                                 -------------------   -----------------  ------------------  --------------------
Net gain (loss) on investment                               (26,978)              3,610                 606                (2,986)
                                                 -------------------   -----------------  ------------------  --------------------
Net increase (decrease) in net assets resulting
      from operations                             $         (26,623)    $         3,498    $            533    $           (3,042)
                                                 ===================   =================  ==================  ====================

                                                     FEDERATED                              MORGAN STANLEY          ALGER AMERICAN
                                                  HIGH INCOME BOND                            TECHNOLOGY              LEVERAGED
                                                       FUND II           JANUS GROWTH         PORTFOLIO                ALL-CAP
                                                    SUBACCOUNT(2)        SUBACCOUNT(3)       SUBACCOUNT(3)          SUBACCOUNT(4)
                                                 -------------------   -----------------  ------------------  --------------------
Investment income
      Distributions                               $             737     $           138    $            -      $              -
Expenses
      Mortality, expense risk and
         administrative charges                                  35                 534               2,205                   177
                                                 -------------------   -----------------  ------------------  --------------------
Net investment income (loss)                                    702                (396)             (2,205)                 (177)
                                                 -------------------   -----------------  ------------------  --------------------
Net realized gain (loss) from share transactions                 (3)              4,681                 452                   (26)
Net realized gain distribution from Fund                        -                   -                   111                   -
Net unrealized appreciation (depreciation)
      on investment                                          (1,399)            (21,159)           (150,372)              (14,893)
                                                 -------------------   -----------------  ------------------  --------------------
Net gain (loss) on investment                                (1,402)            (16,478)           (149,809)              (14,919)
                                                 -------------------   -----------------  ------------------  --------------------
Net increase (decrease) in net assets resulting
      from operations                             $            (700)    $       (16,874)   $       (152,014)   $          (15,096)
                                                 ===================   =================  ==================  ====================

         Footnotes for Statement of Operations
         For the period ended December 31, 2000

         1 From inception March 10, 2000 to December 31, 2000
         2 From inception February 4, 2000 to December 31, 2000 3 From inception January 13, 2000 to December 31, 2000 4 From inception June 15, 2000 to December 31, 2000

                       See Notes to Financial Statements

                       STATEMENT OF OPERATIONS
               FOR THE PERIOD ENDED DECEMBER 31, 1999

                                                                     GOODWIN         ENGEMANN           GOODWIN          OAKHURST
                                                                      MONEY           CAPITAL          MULTI-SECTOR      STRATEGIC
                                                                      MARKET          GROWTH          FIXED INCOME      ALLOCATION
                                                                    SUBACCOUNT       SUBACCOUNT        SUBACCOUNT      SUBACCOUNT
                                                                 ---------------   --------------   ---------------   -------------
Investment income
      Distributions............................................   $      47,787     $    101,431     $     279,403     $   435,445
Expenses
      Mortality, expense risk and administrative charges.......           5,042          211,059            17,100          96,921
                                                                 ---------------   --------------   ---------------   -------------
Net investment income (loss)...................................          42,745         (109,628)          262,303         338,524
                                                                 ---------------   --------------   ---------------   -------------
Net realized gain (loss) from share transactions...............             -            142,567           (13,091)         13,025
Net realized gain distribution from Fund.......................             -          3,818,535               -         1,006,144
Net unrealized appreciation (depreciation) on investment.......             -          7,618,173           (79,576)        648,276
                                                                 ---------------   --------------   ---------------   -------------
Net gain (loss) on investment..................................             -         11,579,275           (92,667)      1,667,445
                                                                 ---------------   --------------   ---------------   -------------
Net increase (decrease) in net assets resulting from operations   $      42,745     $ 11,469,647     $     169,636     $ 2,005,969
                                                                 ===============   ==============   ===============   =============

                                                                                                      DUFF & PHELPS      SENECA
                                                                    ABERDEEN          OAKHURST         REAL ESTATE      STRATEGIC
                                                                  INTERNATIONAL       BALANCED          SECURITIES        THEME
                                                                   SUBACCOUNT        SUBACCOUNT         SUBACCOUNT     SUBACCOUNT
                                                                 ---------------   --------------   ---------------   -------------
Investment income
      Distributions............................................   $      38,957     $      2,771     $       3,202     $       -
Expenses
      Mortality, expense risk and administrative charges.......           8,009              569               322           2,265
                                                                 ---------------   --------------   ---------------   -------------
Net investment income (loss)...................................          30,948            2,202             2,880          (2,265)
                                                                 ---------------   --------------   ---------------   -------------
Net realized gain (loss) from share transactions...............           7,005            1,742            (1,764)         27,036
Net realized gain distribution from Fund.......................         222,523            4,067               -            79,203
Net unrealized appreciation (depreciation) on investment.......         165,847            3,947             1,081         125,434
                                                                 ---------------   --------------   ---------------   -------------
Net gain (loss) on investment..................................         395,375            9,756              (683)        231,673
                                                                 ---------------   --------------   ---------------   -------------
Net increase (decrease) in net assets resulting from operations   $     426,323     $     11,958     $       2,197     $   229,408
                                                                 ===============   ==============   ===============   =============

                                                                                     RESEARCH
                                                                    ABERDEEN         ENHANCED           ENGEMANN       SENECA MID-
                                                                    NEW ASIA          INDEX           NIFTY FIFTY      CAP GROWTH
                                                                   SUBACCOUNT        SUBACCOUNT        SUBACCOUNT      SUBACCOUNT
                                                                 ---------------   --------------   ---------------   -------------
Investment income
      Distributions............................................   $       1,322     $      3,212     $         -       $       -
Expenses
      Mortality, expense risk and administrative charges.......             452            1,575               717              75
                                                                 ---------------   --------------   ---------------   -------------
Net investment income (loss)...................................             870            1,637              (717)            (75)
                                                                 ---------------   --------------   ---------------   -------------
Net realized gain (loss) from share transactions...............         (12,803)          15,360               386           4,095
Net realized gain distribution from Fund.......................             -             22,408               -               172
Net unrealized appreciation (depreciation) on investment.......          42,949           18,458            51,855             679
                                                                 ---------------   --------------   ---------------   -------------
Net gain (loss) on investment..................................          30,146           56,226            52,241           4,946
                                                                 ---------------   --------------   ---------------   -------------
Net increase (decrease) in net assets resulting from operations   $      31,016     $     57,863     $      51,524     $     4,871
                                                                 ===============   ==============   ===============   =============

                       See Notes to Financial Statements

                            STATEMENT OF OPERATIONS
                    FOR THE PERIOD ENDED DECEMBER 31, 1999
                                  (CONTINUED)

                                                                     OAKHURST
                                                                    GROWTH AND       HOLLISTER       SCHAFER MID-       WANGER U.S.
                                                                      INCOME        VALUE EQUITY       CAP VALUE        SMALL CAP
                                                                    SUBACCOUNT       SUBACCOUNT       SUBACCOUNT        SUBACCOUNT
                                                                 ---------------   --------------   ---------------   -------------
Investment income
     Distributions............................................    $        1,276    $          70    $            8    $        -
Expenses
     Mortality, expense risk and administrative charges.......             1,080              120                29           2,716
                                                                 ---------------   --------------   ---------------   -------------
Net investment income (loss)..................................               196              (50)              (21)         (2,716)
                                                                 ---------------   --------------   ---------------   -------------
Net realized gain (loss) from share transactions..............               608            1,877            (1,793)         10,805
Net realized gain distribution from Fund......................             2,869            1,055               -            51,242
Net unrealized appreciation (depreciation) on investment......            28,536            2,318             1,156          57,889
                                                                 ---------------   --------------   ---------------   -------------
Net gain (loss) on investment.................................            32,013            5,250              (637)        119,936
                                                                 ---------------   --------------   ---------------   -------------
Net increase (decrease) in net assets resulting from operations   $       32,209    $       5,200    $         (658)   $    117,220
                                                                 ===============   ==============   ===============   =============

                                                                      WANGER                           TEMPLETON
                                                                  INTERNATIONAL      TEMPLETON         DEVELOPING        WANGER
                                                                    SMALL CAP       INTERNATIONAL       MARKETS          TWENTY
                                                                    SUBACCOUNT       SUBACCOUNT        SUBACCOUNT     SUBACCOUNT(1)
                                                                 ---------------   --------------   ---------------   -------------
Investment income
     Distributions.............................................   $        1,717    $       1,511    $          131    $        -
Expenses
     Mortality, expense risk and administrative charges........              801              312               240             256
                                                                 ---------------   --------------   ---------------   -------------
Net investment income (loss)...................................              916            1,199              (109)           (256)
                                                                 ---------------   --------------   ---------------   -------------
Net realized gain (loss) from share transactions...............            4,949              163              (154)            105
Net realized gain distribution from Fund.......................              -              5,622               -               -
Net unrealized appreciation (depreciation) on investment.......          154,358            6,124            17,919          17,335
                                                                 ---------------   --------------   ---------------   -------------
Net gain (loss) on investment..................................          159,307           11,909            17,765          17,440
                                                                 ---------------   --------------   ---------------   -------------
Net increase (decrease) in net assets resulting from operations   $      160,223    $      13,108    $       17,654    $     17,184
                                                                 ===============   ==============   ===============   =============

Footnotes for Statement of Operations
For the period ended December 31, 1999

(1)From inception February 23, 1999 to December 31, 1999

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2001

                                        PHOENIX-           PHOENIX-         PHOENIX-DUFF &         PHOENIX-
                                        ABERDEEN           DEUTSCHE          PHELPS REAL           ENGEMANN          PHOENIX-
                                     INTERNATIONAL          DOW 30        ESTATE SECURITIES     CAPITAL GROWTH     ENGEMANN NIFTY
                                       SUBACCOUNT       SUBACCOUNT(2)        SUBACCOUNT           SUBACCOUNT      FIFTY SUBACCOUNT
                                   -----------------  -----------------  -------------------  -----------------  ------------------
FROM OPERATIONS
  Net investment income (loss)      $        (3,509)   $           162    $           4,887    $      (127,870)   $           (535)
  Net realized gain (loss)                   22,763                324                1,279            273,808              (2,790)
  Net unrealized appreciation
    (depreciation)                         (232,156)            (2,300)               4,148        (13,918,412)            (49,457)
                                   -----------------  -----------------  -------------------  -----------------  ------------------
  Net increase (decrease)
    resulting from operations              (212,902)            (1,814)              10,314        (13,772,474)            (52,782)
                                   -----------------  -----------------  -------------------  -----------------  ------------------
FROM ACCUMULATION UNIT
 TRANSACTIONS
  Participant deposits                          -                  -                    -               37,406                 -
  Participant transfers                     (22,244)            26,097               71,218           (357,177)            (19,787)
  Participant withdrawals                  (154,745)            (2,494)             (16,952)          (740,285)             (2,830)
                                   -----------------  -----------------  -------------------  -----------------  ------------------
  Net increase (decrease)
    in net assets resulting
    from participant transactions          (176,989)            23,603               54,266         (1,060,056)            (22,617)
                                   -----------------  -----------------  -------------------  -----------------  ------------------
  Net increase (decrease) in net
    assets                                 (389,891)            21,789               64,580        (14,832,530)            (75,399)
NET ASSETS
  Beginning of period                       970,099                -                121,964         39,833,096             166,564
                                   -----------------  -----------------  -------------------  -----------------  ------------------
  End of period                     $       580,208    $        21,789    $         186,544    $    25,000,566    $         91,165
                                   =================  =================  ===================  =================  ==================

                                                           PHOENIX-                              PHOENIX-J.P.
                                        PHOENIX-        GOODWIN MULTI-                             MORGAN
                                     GOODWIN MONEY       SECTOR FIXED     PHOENIX-HOLLISTER        RESEARCH         PHOENIX-JANUS
                                         MARKET            INCOME            VALUE EQUITY        ENHANCED INDEX       CORE EQUITY
                                       SUBACCOUNT        SUBACCOUNT           SUBACCOUNT           SUBACCOUNT        SUBACCOUNT(2)
                                   -----------------  -----------------  -------------------  -----------------  ------------------
FROM OPERATIONS
  Net investment income (loss)      $        19,950    $       268,343    $             440    $           458    $             19
  Net realized gain (loss)                      -                4,026                  145             (1,135)                (26)
  Net unrealized appreciation
    (depreciation)                              -              (76,777)             (29,441)           (28,535)             (1,694)
                                   -----------------  -----------------  -------------------  -----------------  ------------------
  Net increase (decrease)
    resulting from operations                19,950            195,592              (28,856)           (29,212)             (1,701)
                                   -----------------  -----------------  -------------------  -----------------  ------------------
FROM ACCUMULATION UNIT
 TRANSACTIONS
  Participant deposits                          547                -                  8,240                -                   -
  Participant transfers                      33,820            (13,869)              84,429              9,826              13,621
  Participant withdrawals                   (54,132)          (245,941)             (24,908)            (4,323)               (190)
                                   -----------------  -----------------  -------------------  -----------------  ------------------
  Net increase (decrease) in net
    assets resulting
    from participant transactions           (19,765)          (259,810)              67,761              5,503              13,431
                                   -----------------  -----------------  -------------------  -----------------  ------------------
  Net increase (decrease) in
    net assets                                  185            (64,218)              38,905            (23,709)             11,730
NET ASSETS
  Beginning of period                       566,420          3,604,232              122,171            238,422                 -
                                   -----------------  -----------------  -------------------  -----------------  ------------------
  End of period                     $       566,605    $     3,540,014    $         161,076    $       214,713    $         11,730
                                   =================  =================  ===================  =================  ==================

                                                                            PHOENIX-MORGAN         PHOENIX-           PHOENIX-
                                     PHOENIX-JANUS      PHOENIX-JANUS       STANLEY FOCUS          OAKHURST        OAKHURST GROWTH
                                    FLEXIBLE INCOME         GROWTH             EQUITY              BALANCED          AND INCOME
                                     SUBACCOUNT(3)        SUBACCOUNT        SUBACCOUNT(2)         SUBACCOUNT         SUBACCOUNT
                                   -----------------  -----------------  -------------------  -----------------  ------------------
FROM OPERATIONS
  Net investment income (loss)      $           834    $          (724)   $             (13)   $         2,342    $             (7)
  Net realized gain (loss)                      151             (1,126)                 (19)             2,142                  80
  Net unrealized appreciation
    (depreciation)                               48            (32,955)                (514)            (2,306)             (9,746)
                                   -----------------  -----------------  -------------------  -----------------  ------------------
  Net increase (decrease)
    resulting from operations                 1,033            (34,805)                (546)             2,178              (9,673)
                                   -----------------  -----------------  -------------------  -----------------  ------------------
FROM ACCUMULATION UNIT
 TRANSACTIONS
  Participant deposits                          -                  -                    -                  -                 2,060
  Participant transfers                      19,224            121,743                3,221                -                 1,743
  Participant withdrawals                      (273)            (4,766)                 (93)            (4,366)             (2,160)
                                   -----------------  -----------------  -------------------  -----------------  ------------------
  Net increase (decrease) in net
    assets resulting
    from participant transactions            18,951            116,977                3,128             (4,366)              1,643
                                   -----------------  -----------------  -------------------  -----------------  ------------------
  Net increase (decrease) in
    net assets                               19,984             82,172                2,582             (2,188)             (8,030)
NET ASSETS
  Beginning of period                           -              115,834                  -              111,121             109,096
                                   -----------------  -----------------  -------------------  -----------------  ------------------
  End of period                     $        19,984    $       198,006    $           2,582    $       108,933    $        101,066
                                   =================  =================  ===================  =================  ==================

                                        PHOENIX-
                                        OAKHURST       PHOENIX-SANFORD                                             ALGER AMERICAN
                                       STRATEGIC        BERNSTEIN MID-      PHOENIX-SENECA      PHOENIX-SENECA        LEVERAGED
                                       ALLOCATION         CAP VALUE         MID-CAP GROWTH     STRATEGIC THEME    ALLCAP PORTFOLIO
                                       SUBACCOUNT       SUBACCOUNT(1)         SUBACCOUNT          SUBACCOUNT         SUBACCOUNT
                                   -----------------  -----------------  -------------------  -----------------  ------------------
FROM OPERATIONS
  Net investment income (loss)      $       396,234    $           865    $            (732)   $        (2,193)   $           (241)
  Net realized gain (loss)                  330,205                641              (17,540)           (20,494)              1,297
  Net unrealized appreciation
    (depreciation)                         (466,471)            17,504              (34,081)          (133,754)            (10,184)
                                   -----------------  -----------------  -------------------  -----------------  ------------------
  Net increase (decrease)
    resulting from operations               259,968             19,010              (52,353)          (156,441)             (9,128)
                                   -----------------  -----------------  -------------------  -----------------  ------------------
FROM ACCUMULATION UNIT
 TRANSACTIONS
  Participant deposits                       38,117              8,240                2,060                -                   -
  Participant transfers                     (95,781)           107,780                1,448            (55,340)              3,221
  Participant withdrawals                  (443,949)            (1,008)              (3,019)           (42,780)               (578)
                                   -----------------  -----------------  -------------------  -----------------  ------------------
  Net increase (decrease) in net
    assets resulting
    from participant transactions          (501,613)           115,012                  489            (98,120)              2,643
                                   -----------------  -----------------  -------------------  -----------------  ------------------
  Net increase (decrease) in
    net assets                             (241,645)           134,022              (51,864)          (254,561)             (6,485)
NET ASSETS
  Beginning of period                    19,918,702                -                156,263            608,697              52,989
                                   -----------------  -----------------  -------------------  -----------------  ------------------
  End of period                     $    19,677,057    $       134,022    $         104,399    $       354,136    $         46,504
                                   =================  =================  ===================  =================  ==================

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2001
                                 (CONTINUED)

                                    FEDERATED FUND
                                       FOR U.S.         FEDERATED HIGH                           VIP GROWTH
                                      GOVERNMENT         INCOME BOND     VIP CONTRAFUND(R)      OPPORTUNITIES        VIP GROWTH
                                     SECURITIES II         FUND II            PORTFOLIO           PORTFOLIO           PORTFOLIO
                                     SUBACCOUNT(5)        SUBACCOUNT        SUBACCOUNT(2)       SUBACCOUNT(2)       SUBACCOUNT(2)
                                   -----------------  -----------------  -------------------  -----------------  ------------------
FROM OPERATIONS
  Net investment income (loss)      $          (121)   $         2,494    $              31     $           (6)   $            (54)
  Net realized gain (loss)                       12                (17)                 335                (19)                821
  Net unrealized appreciation
    (depreciation)                            1,682             (3,619)              (1,427)              (459)             (3,340)
                                   -----------------  -----------------  -------------------  -----------------  ------------------
  Net increase (decrease)
    resulting from operations                 1,573             (1,142)              (1,061)              (484)             (2,573)
                                   -----------------  -----------------  -------------------  -----------------  ------------------
FROM ACCUMULATION UNIT
 TRANSACTIONS
  Participant deposits                          -                  -                    -                  -                   -
  Participant transfers                      34,923             18,819               13,621              3,221              13,621
  Participant withdrawals                      (241)              (400)                (202)              (107)               (165)
                                   -----------------  -----------------  -------------------  -----------------  ------------------
  Net increase (decrease) in
    net assets resulting
    from participant transactions            34,682             18,419               13,419              3,114              13,456
                                   -----------------  -----------------  -------------------  -----------------  ------------------
  Net increase (decrease) in
    net assets                               36,255             17,277               12,358              2,630              10,883
NET ASSETS
  Beginning of period                           -                7,300                  -                  -                   -
                                   -----------------  -----------------  -------------------  -----------------  ------------------
  End of period                     $        36,255    $        24,577    $          12,358    $         2,630    $         10,883
                                   =================  =================  ===================  =================  ==================

                                                                              TEMPLETON
                                                                              DEVELOPING          TEMPLETON
                                     MUTUAL SHARES     TEMPLETON ASSET         MARKETS          INTERNATIONAL        TECHNOLOGY
                                      SECURITIES           STRATEGY           SECURITIES          SECURITIES         PORTFOLIO
                                      SUBACCOUNT        SUBACCOUNT(4)         SUBACCOUNT          SUBACCOUNT         SUBACCOUNT
                                   -----------------  -----------------  -------------------  -----------------  ------------------
FROM OPERATIONS
  Net investment income (loss)      $           610    $            47    $              31    $         1,707    $         (1,158)
  Net realized gain (loss)                    2,894                471               (4,958)            16,344              (2,949)
  Net unrealized appreciation
    (depreciation)                             (661)              (706)               3,484            (31,318)           (184,965)
                                   -----------------  -----------------  -------------------  -----------------  ------------------
  Net increase (decrease)
    resulting from operations                 2,843               (188)              (1,443)           (13,267)           (189,072)
                                   -----------------  -----------------  -------------------  -----------------  ------------------
FROM ACCUMULATION UNIT
 TRANSACTIONS
  Participant deposits                          -                  -                    -                  -                   -
  Participant transfers                       2,387              5,033              (12,494)               -                24,021
  Participant withdrawals                    (2,573)               -                (16,994)            (1,449)             (2,723)
                                   -----------------  -----------------  -------------------  -----------------  ------------------
  Net increase (decrease) in
    net assets resulting
    from participant transactions              (186)             5,033              (29,488)            (1,449)             21,298
                                   -----------------  -----------------  -------------------  -----------------  ------------------
  Net increase (decrease) in
    net assets                                2,657              4,845              (30,931)           (14,716)           (167,774)
NET ASSETS
  Beginning of period                        43,314                -                 38,355             81,154             360,617
                                   -----------------  -----------------  -------------------  -----------------  ------------------
  End of period                     $        45,971    $         4,845    $           7,424    $        66,438    $        192,843
                                   =================  =================  ===================  =================  ==================

                                                           WANGER
                                    WANGER FOREIGN     INTERNATIONAL                              WANGER U.S.
                                         FORTY           SMALL CAP          WANGER TWENTY         SMALL CAP
                                      SUBACCOUNT         SUBACCOUNT           SUBACCOUNT          SUBACCOUNT
                                   -----------------  -----------------  -------------------  -----------------
FROM OPERATIONS
  Net investment income (loss)      $           (16)   $        (1,356)   $              (4)   $        (2,402)
  Net realized gain (loss)                   (1,504)            73,635                3,127            (12,032)
  Net unrealized appreciation
   (depreciation)                                64           (139,113)              (3,530)            73,423
                                   -----------------  -----------------  -------------------  -----------------
  Net increase (decrease)
    resulting from operations                (1,456)           (66,834)                (407)            58,989
                                   -----------------  -----------------  -------------------  -----------------
FROM ACCUMULATION UNIT
 TRANSACTIONS
  Participant deposits                          -                  -                    -                  -
  Participant transfers                      (5,715)           (19,218)             (12,875)            (7,016)
  Participant withdrawals                    (5,890)           (27,180)                 (30)           (54,769)

  Net increase (decrease) in
    net assets resulting
    from participant transactions           (11,605)           (46,398)             (12,905)           (61,785)
                                   -----------------  -----------------  -------------------  -----------------
  Net increase (decrease) in
    net assets                              (13,061)          (113,232)             (13,312)            (2,796)
NET ASSETS
  Beginning of period                        16,693            346,713               13,312            564,156
                                   -----------------  -----------------  -------------------  -----------------
  End of period                     $         3,632    $       233,481    $             -      $       561,360
                                   =================  =================  ===================  =================

Footnotes for Statements of Changes in Net Assets
For the period ended December 31, 2001

(1) From inception January 8, 2001 to December 31, 2001
(2) From inception January 18, 2001 to December 31, 2001
(3) From inception February 20, 2001 to December 31, 2001
(4) From inception April 2, 2001 to December 31, 2001
(5) From inception May 1, 2001 to December 31, 2001

                       See Notes to Financial Statements

                      STATEMENT OF CHANGES IN NET ASSETS
                    FOR THE PERIOD ENDED DECEMBER 31, 2000

                                                          GOODWIN MONEY    ENGEMANN CAPITAL  GOODWIN MULTI-SECTOR
                                                             MARKET             GROWTH            FIXED INCOME
                                                           SUBACCOUNT         SUBACCOUNT           SUBACCOUNT
                                                        ----------------  ------------------  -------------------
FROM OPERATIONS
     Net investment income (loss)                        $       33,011    $       (239,614)   $         274,001
     Net realized gain (loss)                                       -             1,975,379                   96
     Net unrealized appreciation (depreciation)                     -           (10,658,846)             (67,863)
                                                        ----------------  ------------------  -------------------
     Net increase (decrease) resulting from operations           33,011          (8,923,081)             206,234
                                                        ----------------  ------------------  -------------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                           765              11,696               24,116
     Participant transfers                                     (473,263)            (55,031)             120,314
     Participant withdrawals                                   (211,248)         (1,766,013)            (193,936)
                                                        ----------------  ------------------  -------------------
     Net increase (decrease) in net assets resulting
         from participant transactions                         (683,746)         (1,809,348)             (49,506)
                                                        ----------------  ------------------  -------------------
     Net increase (decrease) in net assets                     (650,735)        (10,732,429)             156,728
NET ASSETS
     Beginning of period                                      1,217,155          50,565,525            3,447,504
                                                        ----------------  ------------------  -------------------
     End of period                                       $      566,420    $     39,833,096    $       3,604,232
                                                        ================  ==================  ===================

                                                            OAKHURST
                                                            STRATEGIC          ABERDEEN
                                                           ALLOCATION        INTERNATIONAL     OAKHURST BALANCED
                                                           SUBACCOUNT         SUBACCOUNT           SUBACCOUNT
                                                        ----------------  ------------------  -------------------
FROM OPERATIONS
     Net investment income (loss)                        $      440,799    $          1,290    $           2,627
     Net realized gain (loss)                                 2,028,886             120,298               12,052
     Net unrealized appreciation (depreciation)              (2,449,891)           (345,514)             (14,580)
                                                        ----------------  ------------------  -------------------
     Net increase (decrease) resulting from operations           19,794            (223,926)                  99
                                                        ----------------  ------------------  -------------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                        11,853                 -                    -
     Participant transfers                                      (49,633)           (579,636)                 -
     Participant withdrawals                                   (644,907)           (106,636)              (5,877)
                                                        ----------------  ------------------  -------------------
     Net increase (decrease) in net assets resulting
         from participant transactions                         (682,687)           (686,272)              (5,877)
                                                        ----------------  ------------------  -------------------
     Net increase (decrease) in net assets                     (662,893)           (910,198)              (5,778)
NET ASSETS
     Beginning of period                                     20,581,595           1,880,297              116,899
                                                        ----------------  ------------------  -------------------
     End of period                                       $   19,918,702    $        970,099    $         111,121
                                                        ================  ==================  ===================

                                                          DUFF & PHELPS
                                                           REAL ESTATE     SENECA STRATEGIC
                                                           SECURITIES           THEME             ABERDEEN NEW
                                                           SUBACCOUNT         SUBACCOUNT        ASIA SUBACCOUNT
                                                        ----------------  ------------------  -------------------
FROM OPERATIONS
     Net investment income (loss)                        $        3,246    $         (3,845)   $            (207)
     Net realized gain (loss)                                     2,439              76,023               20,126
     Net unrealized appreciation (depreciation)                  18,330            (164,500)             (24,312)
                                                        ----------------  ------------------  -------------------
     Net increase (decrease) resulting from operations           24,015             (92,322)              (4,393)
                                                        ----------------  ------------------  -------------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                           -                 7,028                  -
     Participant transfers                                       36,748              72,396             (185,843)
     Participant withdrawals                                     (1,775)            (41,015)                (554)
                                                        ----------------  ------------------  -------------------
     Net increase (decrease) in net assets resulting
         from participant transactions                           34,973              38,409             (186,397)
                                                        ----------------  ------------------  -------------------
     Net increase (decrease) in net assets                       58,988             (53,913)            (190,790)
NET ASSETS
     Beginning of period                                         62,976             662,610              190,790
                                                        ----------------  ------------------  -------------------
     End of period                                       $      121,964    $        608,697    $             -
                                                        ================  ==================  ===================

                       See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2000
                                  (CONTINUED)

                                                          J.P. MORGAN
                                                            RESEARCH                             SENECA MID-CAP
                                                         ENHANCED INDEX     ENGEMANN NIFTY          GROWTH
                                                           SUBACCOUNT      FIFTY SUBACCOUNT       SUBACCOUNT
                                                        ----------------  ------------------  -------------------
FROM OPERATIONS
     Net investment income (loss)                        $          647    $         (1,161)   $            (658)
     Net realized gain (loss)                                     4,592              20,494               14,894
     Net unrealized appreciation (depreciation)                 (43,162)            (46,465)             (22,228)
                                                        ----------------  ------------------  -------------------
     Net increase (decrease) resulting from operations          (37,923)            (27,132)              (7,992)
                                                        ----------------  ------------------  -------------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                           -                   -                    -
     Participant transfers                                     (106,020)             11,014              159,452
     Participant withdrawals                                    (76,388)           (105,291)              (2,366)
                                                        ----------------  ------------------  -------------------
     Net increase (decrease) in net assets resulting
         from participant transactions                         (182,408)            (94,277)             157,086
                                                        ----------------  ------------------  -------------------
     Net increase (decrease) in net assets                     (220,331)           (121,409)             149,094
NET ASSETS
     Beginning of period                                        458,753             287,973                7,169
                                                        ----------------  ------------------  -------------------
     End of period                                       $      238,422    $        166,564    $         156,263
                                                        ================  ==================  ===================

                                                            OAKHURST
                                                           GROWTH AND      HOLLISTER VALUE
                                                             INCOME             EQUITY          WANGER U.S. SMALL
                                                           SUBACCOUNT         SUBACCOUNT         CAP SUBACCOUNT
                                                        ----------------  ------------------  -------------------
FROM OPERATIONS
     Net investment income (loss)                        $         (111)   $            195    $          (2,178)
     Net realized gain (loss)                                     5,881              10,819               73,624
     Net unrealized appreciation (depreciation)                 (20,068)             12,156             (139,578)
                                                        ----------------  ------------------  -------------------
     Net increase (decrease) resulting from operations          (14,298)             23,170              (68,132)
                                                        ----------------  ------------------  -------------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                           -                   -                  9,371
     Participant transfers                                     (103,243)             81,250              155,641
     Participant withdrawals                                    (16,882)             (1,439)             (91,234)
                                                        ----------------  ------------------  -------------------
     Net increase (decrease) in net assets resulting
         from participant transactions                         (120,125)             79,811               73,778
                                                        ----------------  ------------------  -------------------
     Net increase (decrease) in net assets                     (134,423)            102,981                5,646
NET ASSETS
     Beginning of period                                        243,519              19,190              558,510
                                                        ----------------  ------------------  -------------------
     End of period                                       $      109,096    $        122,171    $         564,156
                                                        ================  ==================  ===================

                                                             WANGER                               TEMPLETON
                                                         INTERNATIONAL        TEMPLETON          DEVELOPING
                                                           SMALL CAP        INTERNATIONAL          MARKETS
                                                           SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                                        ----------------  ------------------  -------------------
FROM OPERATIONS
     Net investment income (loss)                        $       (2,593)   $            860    $             355
     Net realized gain (loss)                                    10,613               6,217               (4,972)
     Net unrealized appreciation (depreciation)                (179,570)            (11,582)             (22,006)
                                                        ----------------  ------------------  -------------------
     Net increase (decrease) resulting from operations         (171,550)             (4,505)             (26,623)
                                                        ----------------  ------------------  -------------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                           -                   -                  5,075
     Participant transfers                                      200,786              16,475              (25,371)
     Participant withdrawals                                    (22,329)             (1,444)                (820)
                                                        ----------------  ------------------  -------------------
     Net increase (decrease) in net assets resulting
         from participant transactions                          178,457              15,031              (21,116)
                                                        ----------------  ------------------  -------------------
     Net increase (decrease) in net assets                        6,907              10,526              (47,739)
NET ASSETS
     Beginning of period                                        339,806              70,628               86,094
                                                        ----------------  ------------------  -------------------
     End of period                                       $      346,713    $         81,154    $          38,355
                                                        ================  ==================  ===================

                       See Notes to Financial Statements

                      STATEMENT OF CHANGES IN NET ASSETS
                    FOR THE PERIOD ENDED DECEMBER 31, 2000
                                (CONTINUED)

                                                              MUTUAL SHARES
                                                               INVESTMENT                           WANGER
                                                                 FUND          WANGER TWENTY     FOREIGN FORTY
FROM OPERATIONS                                              SUBACCOUNT(4)       SUBACCOUNT      SUBACCOUNT(1)
                                                           ----------------  ----------------  ----------------
     Net investment income (loss)                           $         (112)   $          (73)   $          (56)
     Net realized gain (loss)                                           14            14,411               253
     Net unrealized appreciation (depreciation)                      3,596           (13,805)           (3,239)
                                                           ----------------  ----------------  ----------------
     Net increase (decrease) resulting from operations               3,498               533            (3,042)
                                                           ----------------  ----------------  ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                              -                 -               1,953
     Participant transfers                                          39,816             7,696            19,663
     Participant withdrawals                                           -             (72,624)           (1,881)
                                                           ----------------  ----------------  ----------------
     Net increase (decrease) in net assets resulting
         from participant transactions                              39,816           (64,928)           19,735
                                                           ----------------  ----------------  ----------------
     Net increase (decrease) in net assets                          43,314           (64,395)           16,693
NET ASSETS
     Beginning of period                                               -              77,707               -
                                                           ----------------  ----------------  ----------------
     End of period                                          $       43,314    $       13,312    $       16,693
                                                           ================  ================  ================

                                                              FEDERATED                          MORGAN STANLEY
                                                             HIGH INCOME                           TECHNOLOGY
                                                             BOND FUND LL      JANUS GROWTH        PORTFOLIO
FROM OPERATIONS                                             SUBACCOUNT(2)      SUBACCOUNT(3)     SUBACCOUNT(3)
                                                           ----------------  ----------------  ----------------
     Net investment income (loss)                           $          702    $         (396)   $       (2,205)
     Net realized gain (loss)                                           (3)            4,681               563
     Net unrealized appreciation (depreciation)                     (1,399)          (21,159)         (150,372)
                                                           ----------------  ----------------  ----------------
     Net increase (decrease) resulting from operations                (700)          (16,874)         (152,014)
                                                           ----------------  ----------------  ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                            5,156             5,158               -
     Participant transfers                                          51,275           426,522           512,631
     Participant withdrawals                                       (48,431)         (298,972)              -
                                                           ----------------  ----------------  ----------------
     Net increase (decrease) in net assets resulting
         from participant transactions                               8,000           132,708           512,631
                                                           ----------------  ----------------  ----------------
     Net increase (decrease) in net assets                           7,300           115,834           360,617
NET ASSETS
     Beginning of period                                               -                 -                 -
                                                           ----------------  ----------------  ----------------
     End of period                                          $        7,300    $      115,834    $      360,617
                                                           ================  ================  ================

                                                            ALGER AMERICAN
                                                               LEVERAGED
                                                               ALL-CAP
FROM OPERATIONS                                             SUBACCOUNT(4)
                                                           ----------------
     Net investment income (loss)                           $         (177)
     Net realized gain (loss)                                          (26)
     Net unrealized appreciation (depreciation)                    (14,893)
                                                           ----------------
     Net increase (decrease) resulting from operations             (15,096)
                                                           ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                              -
     Participant transfers                                          68,485
     Participant withdrawals                                          (400)
                                                           ----------------
     Net increase (decrease) in net assets resulting

         from participant transactions                              68,085
                                                           ----------------
     Net increase (decrease) in net assets                          52,989
NET ASSETS
     Beginning of period

                                                           ----------------
     End of period                                          $       52,989
                                                           ================

        Footnotes for Statements of Changes in Net Assets
        For the period ended December 31, 2000

        1 From inception March 10, 2000 to December 31, 2000
        2 From inception February 4, 2000 to December 31, 2000 3 From inception January 13, 2000 to December 31, 2000 4 From inception June 15, 2000 to December 31, 2000

                       See Notes to Financial Statements

                      STATEMENT OF CHANGES IN NET ASSETS
                    FOR THE PERIOD ENDED DECEMBER 31, 1999

                                                                                                   GOODWIN
                                                                GOODWIN          ENGEMANN        MULTI-SECTOR
                                                              MONEY MARKET    CAPITAL GROWTH     FIXED INCOME
                                                               SUBACCOUNT       SUBACCOUNT        SUBACCOUNT
                                                           ----------------  ----------------  ----------------
FROM OPERATIONS
     Net investment income (loss) .......................   $       42,745    $     (109,628)   $      262,303
     Net realized gain (loss) ...........................              -           3,961,102           (13,091)
     Net unrealized appreciation (depreciation)..........              -           7,618,173           (79,576)
                                                           ----------------  ----------------  ----------------
     Net increase (decrease) resulting from operations ..           42,745        11,469,647           169,636
                                                           ----------------  ----------------  ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits................................          486,060            10,423            35,713
     Participant transfers...............................           61,006          (363,154)         (140,491)
     Participant withdrawals ............................         (173,778)       (1,159,655)         (173,638)
                                                           ----------------  ----------------  ----------------
     Net increase (decrease) in net assets resulting
         from participant transactions ..................          373,288        (1,512,386)         (278,416)
                                                           ----------------  ----------------  ----------------
     Net increase (decrease) in net assets ..............          416,033         9,957,261          (108,780)
NET ASSETS
     Beginning of period.................................          801,122        40,608,264         3,556,284
                                                           ----------------  ----------------  ----------------
     End of period ......................................   $    1,217,155    $   50,565,525    $    3,447,504
                                                           ================  ================  ================

                                                                OAKHURST
                                                                STRATEGIC         ABERDEEN         OAKHURST
                                                               ALLOCATION       INTERNATIONAL      BALANCED
                                                               SUBACCOUNT        SUBACCOUNT       SUBACCOUNT
                                                           ----------------  ----------------  ----------------
FROM OPERATIONS
     Net investment income (loss) .......................   $      338,524    $       30,948    $        2,202
     Net realized gain (loss) ...........................        1,019,169           229,528             5,809
     Net unrealized appreciation (depreciation) .........          648,276           165,847             3,947
                                                           ----------------  ----------------  ----------------
     Net increase (decrease) resulting from operations ..        2,005,969           426,323            11,958
                                                           ----------------  ----------------  ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits ...............................              274               -                 -
     Participant transfers...............................         (156,475)          (36,837)              -
     Participant withdrawals ............................         (442,572)          (45,710)           (8,730)
                                                           ----------------  ----------------  ----------------
     Net increase (decrease) in net assets resulting
         from participant transactions ..................         (598,773)          (82,547)           (8,730)
                                                           ----------------  ----------------  ----------------
     Net increase (decrease) in net assets ..............        1,407,196           343,776             3,228
NET ASSETS
     Beginning of period.................................       19,174,399         1,536,521           113,671
                                                           ----------------  ----------------  ----------------
     End of period ......................................   $   20,581,595    $    1,880,297    $      116,899
                                                           ================  ================  ================

                                                               DUFF & PHELPS       SENECA
                                                                REAL ESTATE       STRATEGIC        ABERDEEN
                                                                SECURITIES          THEME          NEW ASIA
                                                                SUBACCOUNT        SUBACCOUNT      SUBACCOUNT
                                                           ----------------  ----------------  ----------------
FROM OPERATIONS
     Net investment income (loss) .......................   $        2,880    $       (2,265)   $          870
     Net realized gain (loss)............................           (1,764)          106,239           (12,803)
     Net unrealized appreciation (depreciation)..........            1,081           125,434            42,949
                                                           ----------------  ----------------  ----------------
     Net increase (decrease) resulting from operations ..            2,197           229,408            31,016
                                                           ----------------  ----------------  ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits ...............................              -                 -                 -
     Participant transfers...............................           (7,385)          123,557           132,907
     Participant withdrawals ............................             (903)         (101,462)             (862)
                                                           ----------------  ----------------  ----------------
     Net increase (decrease) in net assets resulting
         from participant transactions ..................           (8,288)           22,095           132,045
                                                           ----------------  ----------------  ----------------
     Net increase (decrease) in net assets ..............           (6,091)          251,503           163,061
NET ASSETS
     Beginning of period.................................           69,067           411,107            27,729
                                                           ----------------  ----------------  ----------------
     End of period ......................................   $       62,976    $      662,610    $      190,790
                                                           ================  ================  ================

                       See Notes to Financial Statements

                      STATEMENT OF CHANGES IN NET ASSETS
                    FOR THE PERIOD ENDED DECEMBER 31, 1999
                                (CONTINUED)

                                                               RESEARCH
                                                               ENHANCED          ENGEMANN         SENECA MID-
                                                                 INDEX          NIFTY FIFTY       CAP GROWTH
                                                              SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
                                                           ---------------   ---------------   ---------------
FROM OPERATIONS
     Net investment income (loss) .......................   $        1,637    $         (717)   $          (75)
     Net realized gain (loss) ...........................           37,768               386             4,267
     Net unrealized appreciation (depreciation)..........           18,458            51,855               679
                                                           ---------------   ---------------   ---------------
     Net increase (decrease) resulting from operations ..           57,863            51,524             4,871
                                                           ---------------   ---------------   ---------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits ...............................              -                 -                 -
     Participant transfers...............................           35,494           162,034           (13,864)
     Participant withdrawals ............................           (6,018)          (10,187)             (124)
                                                           ---------------   ---------------   ---------------
     Net increase (decrease) in net assets resulting
          from participant transactions .................           29,476           151,847           (13,988)
                                                           ---------------   ---------------   ---------------
     Net increase (decrease) in net assets ..............           87,339           203,371            (9,117)
NET ASSETS
     Beginning of period.................................          371,414            84,602            16,286
                                                           ---------------   ---------------   ---------------
     End of period ......................................   $      458,753    $      287,973    $        7,169
                                                           ===============   ===============   ===============

                                                                OAKHURST
                                                               GROWTH AND        HOLLISTER        SCHAFER MID-
                                                                 INCOME         VALUE EQUITY       CAP VALUE
                                                               SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
                                                           ---------------   ---------------   ---------------
FROM OPERATIONS
     Net investment income (loss) .......................   $          196    $          (50)   $          (21)
     Net realized gain (loss) ...........................            3,477             2,932            (1,793)
     Net unrealized appreciation (depreciation) .........           28,536             2,318             1,156
                                                           ---------------   ---------------   ---------------
     Net increase (decrease) resulting from operations ..           32,209             5,200              (658)
                                                           ---------------   ---------------   ---------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits ...............................              -                 -                 -
     Participant transfers...............................          160,466             4,123            (6,563)
     Participant withdrawals ............................           (2,695)             (171)              (44)
                                                           ---------------   ---------------   ---------------
     Net increase (decrease) in net assets resulting
         from participant transactions ..................          157,771             3,952            (6,607)
     Net increase (decrease) in net assets ..............          189,980             9,152            (7,265)
NET ASSETS
     Beginning of period.................................           53,539            10,038             7,265
                                                           ---------------   ---------------   ---------------
     End of period ......................................   $      243,519    $       19,190    $            0
                                                           ===============   ===============   ===============

                                                                                                     WANGER
                                                               WANGER U.S.     INTERNATIONAL        TEMPLETON
                                                               SMALL CAP         SMALL CAP        INTERNATIONAL
                                                               SUBACCOUNT       SUBACCOUNT         SUBACCOUNT
                                                           ---------------   ---------------   ---------------
FROM OPERATIONS
     Net investment income (loss) .......................   $       (2,716)   $          916    $        1,199
     Net realized gain (loss) ...........................           62,047             4,949             5,785
     Net unrealized appreciation (depreciation) .........           57,889           154,358             6,124
                                                           ---------------   ---------------   ---------------
     Net increase (decrease) resulting from operations ..          117,220           160,223            13,108
                                                           ---------------   ---------------   ---------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits ...............................              -                 -                 -
     Participant transfers...............................         (121,766)           49,732               -
     Participant withdrawals ............................           (9,011)           (2,431)           (1,111)
                                                           ---------------   ---------------   ---------------
     Net increase (decrease) in net assets resulting
         from participant transactions...................         (130,777)           47,301            (1,111)
                                                           ---------------   ---------------   ---------------
     Net increase (decrease) in net assets ..............          (13,557)          207,524            11,997
NET ASSETS
     Beginning of period.................................          572,067           132,282            58,631
                                                           ---------------   ---------------   ---------------
     End of period ......................................   $      558,510    $      339,806    $       70,628
                                                           ===============   ===============   ===============

                       See Notes to Financial Statements

                      STATEMENT OF CHANGES IN NET ASSETS
                    FOR THE PERIOD ENDED DECEMBER 31, 1999
                                (CONTINUED)

                                                               TEMPLETON
                                                               DEVELOPING        WANGER
                                                                MARKETS          TWENTY
                                                               SUBACCOUNT      SUBACCOUNT(1)
                                                           ---------------   ---------------
FROM OPERATIONS
     Net investment income (loss) .......................   $         (111)   $         (256)
     Net realized gain (loss) ...........................             (154)              105
     Net unrealized appreciation (depreciation) .........           17,919            17,335
                                                           ---------------   ---------------
     Net increase (decrease) resulting from operations              17,654            17,184
                                                           ---------------   ---------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits ...............................              -                 -
     Participant transfers...............................           58,912            61,018
     Participant withdrawals ............................             (629)             (495)
                                                           ---------------   ---------------
     Net increase (decrease) in net assets resulting
         from participant transactions ..................           58,283            60,523
                                                           ---------------   ---------------
     Net increase (decrease) in net assets ..............           75,937            77,707
NET ASSETS
     Beginning of period.................................           10,157               -
                                                           ---------------   ---------------
     End of period ......................................   $       86,094    $       77,707
                                                           ===============   ===============

Footnotes for Statements of Changes in Net Assets
For the period ended December 31, 1999

(1) From inception February 23, 1999 to December 31, 1999

                       See Notes to Financial Statements

                              THE PHOENIX EDGE(R)
                 PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION

     Phoenix Life Variable Universal Life Account (The Phoenix Edge(R)) (the "Account"), formerly Phoenix Home Life Variable Universal Life Account, is a separate investment account of Phoenix Life Insurance Company ("Phoenix") (See
Note 10), formerly Phoenix Home Life Mutual Insurance Company. Phoenix is a wholly-owned subsidiary of The Phoenix Companies, Inc. The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and was established June 17, 1985. The Account currently consists of 50 subaccounts, that invest in shares of a specific series of a mutual fund. The mutual funds include The Phoenix Edge Series Fund, AIM Variable Insurance Funds, The Alger American Fund, Deutsche Asset Management VIT Funds, Federated Insurance Series, Fidelity(R) Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust -- Class 2, The Universal Institutional Funds, Inc. and Wanger Advisors Trust (the "Funds"). As of December 31, 2001, all subaccounts were available for investment.

     Each series has distinct investment objectives as outlined below. Additionally, contract owners also may direct the allocation of their investments between the Account and the Guaranteed Interest Account of the general account of Phoenix.

-----------------------------------------------------------------------------------------------------------------------------------
SERIES NAME                                                        INVESTMENT OBJECTIVE
-----------                                                        ---------------------
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series                              High total return consistent with reasonable risk.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen New Asia Series                                   Long-term capital appreciation.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-AIM Mid-Cap Equity Series                                  Long-term growth of capital.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Growth + Value Series                   Long-term capital growth.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Deutsche Dow 30 Series (formerly, Phoenix-Bankers          Track the total return of the Dow Jones Industrial Average(SM)
Trust Dow 30 Series)                                               before fund expenses.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Deutsche Nasdaq-100 Index(R) Series (formerly, Phoenix-    Track the total return of the Nasdaq-100 Index(R) before fund
Bankers Trust Nasdaq-100(R) Series)                                expenses.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities Series                Capital appreciation and income with approximately equal
                                                                   emphasis.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series (see Note 11)               Intermediate and long-term growth of capital, with income as a secondary consideration.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Nifty Fifty Series (see Note 11)                  Long-term capital appreciation.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth Series                     Long-term growth of capital.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Federated U.S. Government Bond Series (see Note 11)        High total return.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market Series                                High level of current income consistent with capital
                                                                   preservation and liquidity.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income Series                   Long-term total return.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Hollister Value Equity Series                              Long-term capital appreciation and a secondary investment
                                                                   objective of current income.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-J.P. Morgan Research Enhanced Index Series                 High total return.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Core Equity Series (formerly, Phoenix-Janus          Long-term growth of capital.
Equity Income Series) (see Note 11)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Flexible Income Series                               Maximum total return consistent with the preservation of
                                                                   capital.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Growth Series (see Note 11)                          Long-term capital growth in a manner consistent with the
                                                                   preservation of capital.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Growth Stock Series                          Long-term growth of capital and future income rather than
                                                                   current income.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Trust Series                                 Long-term growth of capital and secondarily to provide
                                                                   reasonable current income.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Value Series                                           Capital appreciation and reasonable income.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Morgan Stanley Focus Equity Series                         Capital appreciation.
-----------------------------------------------------------------------------------------------------------------------------------

                              THE PHOENIX EDGE(R)
                 PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION (CONTINUED)

-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Balanced Series (see Note 11)                     Reasonable income, long-term capital growth and conservation of capital.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Growth and Income Series                          Dividend growth, current income and capital.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Strategic Allocation Series (see Note 11)         High total return over an extended period of time consistent with prudent investment risk.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Global Value Series                      Long-term capital appreciation.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value Series                     Long-term capital appreciation with current income as the
                                                                   secondary investment objective.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value Series                   Long-term capital appreciation. Current income is a secondary investment objective.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series                               Capital appreciation.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series                              Long-term appreciation of capital.
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                                 Growth of capital.
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Value Fund                                                Long-term growth of capital.
-----------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio                          Long-term capital appreciation.
-----------------------------------------------------------------------------------------------------------------------------------
Deutsche VIT EAFE(R) Equity Index Fund                             Replicate, before expenses, the performance of the Morgan
                                                                   Stanley Capital International EAFE(R) Index.
-----------------------------------------------------------------------------------------------------------------------------------
Deutsche VIT Equity 500 Index Fund                                 Replicate, before expenses, the performance of the Standard &
                                                                   Poor's 500 Composite Stock Price Index.
-----------------------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Securities II (see Note 11)     Current income.
-----------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II                                 High current income.
-----------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio                                        Long-term capital appreciation.
-----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio                                 Capital appreciation.
-----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio                                               Capital growth.
-----------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund                                      Capital appreciation with income as a secondary objective.
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Asset Strategy Fund                                      High level of total return.
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities Fund                       Long-term capital appreciation.
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund                                   Long-term capital growth.
-----------------------------------------------------------------------------------------------------------------------------------
Templeton International Securities Fund                            Long-term capital growth.
-----------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio                                               Long-term capital appreciation.
-----------------------------------------------------------------------------------------------------------------------------------
Wanger Foreign Forty                                               Long-term capital growth.
-----------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap                                     Long-term capital growth.
-----------------------------------------------------------------------------------------------------------------------------------
Wanger Twenty                                                      Long-term capital growth.
-----------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Small Cap                                              Long-term capital growth.
-----------------------------------------------------------------------------------------------------------------------------------

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

  A. VALUATION OF INVESTMENTS: Investments are made exclusively in the Funds and are valued at the net asset values per share of the respective Series.

  B. INVESTMENT TRANSACTIONS AND RELATED INCOME: Investment transactions are recorded on the trade date. Realized gains and losses include capital gain distributions from the Funds as well as gains and losses on sales of shares in the Funds determined on the LIFO (last in, first out) basis.

                           THE PHOENIX EDGE(R)
              PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                      NOTES TO FINANCIAL STATEMENTS

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    C. INCOME TAXES: The Account is not a separate entity from Phoenix and under current federal income tax law, income arising from the Account is not taxed since reserves are established equivalent to such income. Therefore, no provision for related federal taxes is required.

    D. DISTRIBUTIONS: Distributions from the Funds are recorded on the ex-dividend date.

    E. USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                              THE PHOENIX EDGE(R)
                 PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 3--PURCHASES AND SALES OF SHARES OF THE FUNDS
     Purchases and sales of shares of the Funds for the period ended December 31, 2001 aggregated the following:

SUBACCOUNT                                                                        PURCHASES                   SALES
----------                                                                       -----------                 -------
The Phoenix Edge Series Fund
     Phoenix-Aberdeen International Series                                     $      41,013           $     203,151
     Phoenix-Deutsche Dow 30 Series(2)                                                26,682                   2,563
     Phoenix-Duff & Phelps Real Estate Securities Series                              77,507                  18,320
     Phoenix-Engemann Capital Growth Series                                          842,468               1,430,049
     Phoenix-Engemann Nifty Fifty Series                                               3,218                  26,406
     Phoenix-Goodwin Money Market Series                                             238,129                 237,937
     Phoenix-Goodwin Multi-Sector Fixed Income Series                                284,285                 275,670
     Phoenix-Hollister Value Equity Series                                            97,934                  28,802
     Phoenix-J.P. Morgan Research Enhanced Index Series                               32,847                  25,477
     Phoenix-Janus Core Equity Series                                                 13,699                     244
     Phoenix-Janus Flexible Income Series(3)                                          20,292                     351
     Phoenix-Janus Growth Series                                                     125,113                   8,825
     Phoenix-Morgan Stanley Focus Equity Series(2)                                     3,221                     104
     Phoenix-Oakhurst Balanced Series                                                  5,567                   5,427
     Phoenix-Oakhurst Growth and Income Series                                         4,764                   2,888
     Phoenix-Oakhurst Strategic Allocation Series                                    883,145                 668,339
     Phoenix-Sanford Bernstein Mid-Cap Value Series(1)                               117,652                   1,150
     Phoenix-Seneca Mid-Cap Growth Series                                             57,387                  57,656
     Phoenix-Seneca Strategic Theme Series                                            12,366                 100,443

The Alger American Fund
     Alger American Leveraged All Cap Portfolio                                        4,888                     777

Federated Insurance Series
     Federated Fund for U.S. Government Securities II Subaccount(5)                   34,923                     347
     Federated High Income Bond Fund II Subaccount                                    23,278                   2,357

Fidelity(R) Variable Insurance Products
     VIP Contrafund(R) Portfolio(2)                                                   14,077                     256
     VIP Growth Opportunities Portfolio(2)                                             3,229                     120
     VIP Growth Portfolio                                                             14,495                     214

Franklin Templeton Variable Insurance Products Trust -- Class 2
     Mutual Shares Securities Fund                                                     7,487                   4,237
     Templeton Asset Strategy Fund                                                     5,570                      17
     Templeton Developing Markets Securities Fund                                      1,571                  31,062
     Templeton International Series Fund                                              18,673                   1,889

The Universal Institutional Funds, Inc.
     Technology Portfolio                                                             23,880                   3,829

Wanger Advisors Trust
     Wanger Foreign Forty                                                                336                  11,633
     Wanger International Small Cap                                                   92,408                  51,371
     Wanger Twenty                                                                         -                  12,915
     Wanger U.S. Small Cap                                                             4,444                  68,605

(1) From inception January 8, 2001 to December 31, 2001
(2) From inception January 18, 2001 to December 31, 2001
(3) From inception February 20, 2001 to December 31, 2001
(4) From inception April 2, 2001 to December 31, 2001
(5) From inception May 1, 2001 to December 31, 2001

                              THE PHOENIX EDGE(R)
                 PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS
     A summary of Financial Highlights of the Account for the period ended December 31, 2001 follows:

                                                                                  PERIOD ENDED
                                                                                    12/31/01
                                                                                 -------------
THE PHOENIX EDGE SERIES:
PHOENIX-ABERDEEN INTERNATIONAL SERIES
Units                                                                                  301,226
Unit Value, end of period                                                            $1.926161
Net assets, end of period (thousands)                                                     $580
Expenses as a % of average net assets                                                    0.50%
Net investment income as a % of average net assets                                     (0.50%)
Total return                                                                          (24.42%)

PHOENIX-DEUTSCHE DOW 30 SERIES(2)
Units                                                                                   22,860
Unit Value, end of period                                                            $0.953126
Net assets, end of period (thousands)                                                      $22
Expenses as a % of average net assets                                                    0.50% (6)
Net investment income as a % of average net assets                                       1.05% (6)
Total return                                                                           (4.69%)

PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES
Units                                                                                  104,025
Unit Value, end of period                                                            $1.793249
Net assets, end of period (thousands)                                                     $187
Expenses as a % of average net assets                                                    0.50%
Net investment income as a % of average net assets                                       3.85%
Total return                                                                             6.08%

PHOENIX-ENGEMANN CAPITAL GROWTH SERIES
Units                                                                                6,484,023
Unit Value, end of period                                                            $3.855685
Net assets, end of period (thousands)                                                  $25,001
Expenses as a % of average net assets                                                    0.50%
Net investment income as a % of average net assets                                     (0.44%)
Total return                                                                          (34.91%)

PHOENIX-ENGEMANN NIFTY FIFTY SERIES
Units                                                                                  110,740
Unit Value, end of period                                                            $0.823221
Net assets, end of period (thousands)                                                      $91
Expenses as a % of average net assets                                                    0.50%
Net investment income as a % of average net assets                                     (0.50%)
Total return                                                                          (35.63%)

PHOENIX-GOODWIN MONEY MARKET SERIES
Units                                                                                  273,462
Unit Value, end of period                                                            $2.071972
Net assets, end of period (thousands)                                                     $567
Expenses as a % of average net assets                                                    0.50%
Net investment income as a % of average net assets                                       3.33%
Total return                                                                             3.30%

PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES
Units                                                                                1,231,790
Unit Value, end of period                                                            $2.873877
Net assets, end of period (thousands)                                                   $3,540
Expenses as a % of average net assets                                                    0.50%
Net investment income as a % of average net assets                                       7.47%
Total return                                                                             5.56%

                       See Notes to Financial Statements

                              THE PHOENIX EDGE(R)
                 PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                 PERIOD ENDED
                                                                                   12/31/01
                                                                                 --------------
PHOENIX-HOLLISTER VALUE EQUITY SERIES
Units                                                                                   117,565
Unit Value, end of period                                                             $1.370105
Net assets, end of period (thousands)                                                      $161
Expenses as a % of average net assets                                                     0.50%
Net investment income as a % of average net assets                                        0.30%
Total return                                                                           (18.37%)

PHOENIX-J.P. MORGAN RESEARCH ENHANCED INDEX SERIES
Units                                                                                   176,872
Unit Value, end of period                                                             $1.213946
Net assets, end of period (thousands)                                                      $215
Expenses as a % of average net assets                                                     0.50%
Net investment income as a % of average net assets                                        0.21%
Total return                                                                           (12.34%)

PHOENIX-JANUS CORE EQUITY SERIES
Units                                                                                    13,512
Unit Value, end of period                                                             $0.874599
Net assets, end of period (thousands)                                                       $12
Expenses as a % of average net assets                                                     0.50%
Net investment income as a % of average net assets                                        0.16%
Total return                                                                           (12.54%)

PHOENIX-JANUS FLEXIBLE INCOME SERIES(3)
Units                                                                                    18,960
Unit Value, end of period                                                             $1.053978
Net assets, end of period (thousands)                                                       $20
Expenses as a % of average net assets                                                     0.50% (6)
Net investment income as a % of average net assets                                        4.91% (6)
Total return                                                                              5.40%

PHOENIX-JANUS GROWTH SERIES
Units                                                                                   293,673
Unit Value, end of period                                                             $0.674239
Net assets, end of period (thousands)                                                      $198
Expenses as a % of average net assets                                                     0.50%
Net investment income as a % of average net assets                                      (0.50%)
Total return                                                                           (24.23%)

PHOENIX-MORGAN STANLEY FOCUS EQUITY SERIES(2)
Units                                                                                     3,111
Unit Value, end of period                                                             $0.829819
Net assets, end of period (thousands)                                                        $3
Expenses as a % of average net assets                                                     0.50%  (6)
Net investment income as a % of average net assets                                      (0.51%)  (6)
Total return                                                                           (17.02%)

PHOENIX-OAKHURST BALANCED SERIES
Units                                                                                    45,217
Unit Value, end of period                                                             $2.409148
Net assets, end of period (thousands)                                                      $109
Expenses as a % of average net assets                                                     0.50%
Net investment income as a % of average net assets                                        2.15%
Total return                                                                              2.08%

                       See Notes to Financial Statements

                              THE PHOENIX EDGE(R)
                 PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                        NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                    PERIOD ENDED
                                                                                       12/31/01
                                                                                    --------------
PHOENIX-OAKHURST GROWTH AND INCOME SERIES
Units                                                                                       92,260
Unit Value, end of period                                                                $1.095450
Net assets, end of period (thousands)                                                         $101
Expenses as a % of average net assets                                                        0.50%
Net investment income as a % of average net assets                                          (0.01%)
Total return                                                                                (8.63%)

PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES
Units                                                                                    5,043,810
Unit Value, end of period                                                                $3.901229
Net assets, end of period (thousands)                                                      $19,677
Expenses as a % of average net assets                                                        0.50%
Net investment income as a % of average net assets                                           2.03%
Total return                                                                                 1.36%

PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES(1)
Units                                                                                      108,816
Unit Value, end of period                                                                $1.231636
Net assets, end of period (thousands)                                                         $134
Expenses as a % of average net assets                                                        0.50%  (6)
Net investment income as a % of average net assets                                           2.46%  (6)
Total return                                                                                23.16%

PHOENIX-SENECA MID-CAP GROWTH SERIES
Units                                                                                       79,645
Unit Value, end of period                                                                $1.310813
Net assets, end of period (thousands)                                                         $104
Expenses as a % of average net assets                                                        0.50%
Net investment income as a % of average net assets                                         (0.50%)
Total return                                                                              (25.66%)

PHOENIX-SENECA STRATEGIC THEME SERIES
Units                                                                                      214,336
Unit Value, end of period                                                                $1.652245
Net assets, end of period (thousands)                                                         $354
Expenses as a % of average net assets                                                        0.50%
Net investment income as a % of average net assets                                         (0.05%)
Total return                                                                              (27.72%)

THE ALGER AMERICAN FUND:
ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
Units                                                                                       71,414
Unit Value, end of period                                                                $0.651191
Net assets, end of period (thousands)                                                          $47
Expenses as a % of average net assets                                                        0.50%
Net investment income as a % of average net assets                                         (0.50%)
Total return                                                                              (16.35%)

FEDERATED INSURANCE SERIES:
FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II(5)
Units                                                                                       34,689
Unit Value, end of period                                                                $1.045109
Net assets, end of period (thousands)                                                          $36
Expenses as a % of average net assets                                                        0.50%  (6)
Net investment income as a % of average net assets                                         (0.50%)  (6)
Total return                                                                                 4.51%

                       See Notes to Financial Statements

                              THE PHOENIX EDGE(R)
                 PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                        NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                 PERIOD ENDED
                                                                                    12/31/01
                                                                                 --------------
FEDERATED HIGH INCOME BOND FUND II
Units                                                                                    26,691
Unit Value, end of period                                                             $0.920760
Net assets, end of period (thousands)                                                       $25
Expenses as a % of average net assets                                                     0.50%
Net investment income as a % of average net assets                                       10.71%
Total return                                                                              0.87%

FIDELITY(R) VARIABLE INSURANCE PRODUCTS:
VIP CONTRAFUND(R) PORTFOLIO(2)
Units                                                                                    13,510
Unit Value, end of period                                                             $0.914728
Net assets, end of period (thousands)                                                       $12
Expenses as a % of average net assets                                                     0.50%  (6)
Net investment income as a % of average net assets                                        0.26%  (6)
Total return                                                                            (8.53%)

VIP GROWTH OPPORTUNITIES PORTFOLIO(2)
Units                                                                                     3,096
Unit Value, end of period                                                             $0.849594
Net assets, end of period (thousands)                                                        $3
Expenses as a % of average net assets                                                     0.50%  (6)
Net investment income as a % of average net assets                                      (0.23%)  (6)
Total return                                                                           (15.04%)

VIP GROWTH PORTFOLIO
Units                                                                                    13,270
Unit Value, end of period                                                             $0.820149
Net assets, end of period (thousands)                                                       $11
Expenses as a % of average net assets                                                     0.50%
Net investment income as a % of average net assets                                      (0.50%)
Total return                                                                           (17.99%)

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST -- CLASS 2:
MUTUAL SHARES SECURITIES FUND
Units                                                                                    39,687
Unit Value, end of period                                                             $1.158352
Net assets, end of period (thousands)                                                       $46
Expenses as a % of average net assets                                                     0.50%
Net investment income as a % of average net assets                                        1.33%
Total return                                                                              6.51%

TEMPLETON ASSET STRATEGY FUND
Units                                                                                     5,033
Unit Value, end of period                                                             $0.962563
Net assets, end of period (thousands)                                                        $5
Expenses as a % of average net assets                                                     0.50%  (6)
Net investment income as a % of average net assets                                        1.28%  (6)
Total return                                                                            (3.74%)

TEMPLETON DEVELOPING MARKETS SECURITIES FUND
Units                                                                                     7,724
Unit Value, end of period                                                             $0.961249
Net assets, end of period (thousands)                                                        $7
Expenses as a % of average net assets                                                     0.50%
Net investment income as a % of average net assets                                        0.14%
Total return                                                                            (8.54%)

                       See Notes to Financial Statements

                              THE PHOENIX EDGE(R)
                 PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                        NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                  PERIOD ENDED
                                                                                   12/31/01
                                                                                  -------------
TEMPLETON INTERNATIONAL SECURITIES FUND
Units                                                                                   66,082
Unit Value, end of period                                                            $1.005374
Net assets, end of period (thousands)                                                      $66
Expenses as a % of average net assets                                                    0.50%
Net investment income as a % of average net assets                                       2.39%
Total return                                                                          (16.42%)

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.:
TECHNOLOGY PORTFOLIO
Units                                                                                  482,147
Unit Value, end of period                                                            $0.399967
Net assets, end of period (thousands)                                                     $193
Expenses as a % of average net assets                                                    0.50%
Net investment income as a % of average net assets                                     (0.50%)
Total return                                                                          (4.910%)

WANGER ADVISORS TRUST:
WANGER FOREIGN FORTY
Units                                                                                    6,226
Unit Value, end of period                                                            $0.583428
Net assets, end of period (thousands)                                                       $4
Expenses as a % of average net assets                                                    0.50%
Net investment income as a % of average net assets                                     (0.38%)
Total return                                                                          (26.98%)

Wanger International Small Cap
Units                                                                                  158,243
Unit Value, end of period                                                            $1.475462
Net assets, end of period (thousands)                                                     $233
Expenses as a % of average net assets                                                    0.50%
Net investment income as a % of average net assets                                     (0.50%)
Total return                                                                          (21.67%)

WANGER U.S. SMALL CAP
Units                                                                                  313,060
Unit Value, end of period                                                            $1.793133
Net assets, end of period (thousands)                                                     $561
Expenses as a % of average net assets                                                    0.50%
Net investment income as a % of average net assets                                     (0.44%)
Total return                                                                            10.83%

(1) From inception January 8, 2001 to December 31, 2001
(2) From inception January 18, 2001 to December 31, 2001
(3) From inception February 20, 2001 to December 31, 2001
(4) From inception April 2, 2001 to December 31, 2001
(5) From inception May 1, 2001 to December 31, 2001
(6) Annualized

                       See Notes to Financial Statements

                              THE PHOENIX EDGE(R)
                 PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                        NOTES TO FINANCIAL STATEMENTS

NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2001 (IN UNITS)

                                                                             SUBACCOUNT
                                          --------------------------------------------------------------------------------

                                               PHOENIX-                               PHOENIX-DUFF &         PHOENIX-
                                               ABERDEEN              PHOENIX-           PHELPS REAL          ENGEMANN
                                            INTERNATIONAL        DEUTSCHE DOW 30     ESTATE SECURITIES    CAPITAL GROWTH
                                                SERIES               SERIES(2)             SERIES               SERIES
                                          ----------------      -----------------   -------------------   ----------------
Units outstanding, beginning of period            380,667                      -               72,152          6,724,919
Participant deposits                                    -                      -                    -              8,711
Participant transfers                             (11,418)                23,213               41,375            (77,523)
Participant withdrawals                           (68,023)                  (353)              (9,502)          (172,084)
                                          --------------------------------------------------------------------------------
Units outstanding, end of period                  301,226                 22,860              104,025          6,484,023
                                          ================================================================================


                                          --------------------------------------------------------------
                                              PHOENIX-               PHOENIX-        PHOENIX-GOODWIN
                                           ENGEMANN NIFTY         GOODWIN MONEY     MULTI-SECTOR FIXED
                                            FIFTY SERIES          MARKET SERIES       INCOME SERIES
                                          ----------------      -----------------   --------------------
Units outstanding, beginning of period            130,236                282,406          1,323,848
Participant deposits                                    -                    284                  -
Participant transfers                             (16,362)                17,212             (4,841)
Participant withdrawals                            (3,134)               (26,440)           (87,217)
                                          --------------------------------------------------------------
Units outstanding, end of period                  110,740                273,462          1,231,790
                                          ==============================================================

                                                                  PHOENIX-J.P.
                                          PHOENIX-HOLLISTER      MORGAN RESEARCH                          PHOENIX-JANUS
                                            VALUE EQUITY          ENHANCED INDEX      PHOENIX-JANUS      FLEXIBLE INCOME
                                               SERIES                SERIES         CORE EQUITY SERIES       SERIES(3)
                                          ----------------      -----------------   -------------------   ----------------
Units outstanding, beginning of period             72,787                172,131                    -                  -
Participant deposits                                5,280                      -                    -                  -
Participant transfers                              55,962                  8,189               13,624             19,224
Participant withdrawals                           (16,464)                (3,448)                (212)              (264)
                                          --------------------------------------------------------------------------------
Units outstanding, end of period                  117,565                176,872               13,412             18,960
                                          ================================================================================


                                                                 PHOENIX-MORGAN
                                           PHOENIX-JANUS          STANLEY FOCUS      PHOENIX-OAKHURST
                                           GROWTH SERIES         EQUITY SERIES(2)    BALANCED SERIES
                                          ----------------      -----------------  --------------------
Units outstanding, beginning of period            130,181                      -              47,086
Participant deposits                                    -                      -                   -
Participant transfers                             170,221                  3,222                   -
Participant withdrawals                            (6,729)                  (111)             (1,870)
                                          -------------------------------------------------------------
Units outstanding, end of period                  293,673                  3,111              45,216
                                          =============================================================

                                              PHOENIX-              PHOENIX-
                                          OAKHURST GROWTH           OAKHURST          PHOENIX-SANFORD     PHOENIX-SENECA
                                            AND INCOME              STRATEGIC        BERNSTEIN MID-CAP    MID-CAP GROWTH
                                               SERIES           ALLOCATION SERIES     VALUE SERIES(1)         SERIES
                                          ----------------     ------------------   -------------------   ----------------
Units outstanding, beginning of period             91,000              5,175,185                    -             88,622
Participant deposits                                1,731                  9,788                7,376              1,258
Participant transfers                               1,474                (25,169)             102,343             (8,168)
Participant withdrawals                            (1,945)              (115,994)                (903)            (2,067)
                                          --------------------------------------------------------------------------------
Units outstanding, end of period                   92,260              5,043,810              108,816             79,645
                                          ================================================================================


                                                                                     FEDERATED FUND
                                                                                        FOR U.S.
                                           PHOENIX-SENECA         ALGER AMERICAN       GOVERNMENT
                                           STRATEGIC THEME        LEVERAGED ALL       SECURITIES II
                                               SERIES             CAP PORTFOLIO       SUBACCOUNT(5)
                                          ----------------      -----------------  --------------------
Units outstanding, beginning of period            266,274                 68,067                    -
Participant deposits                                    -                      -                    -
Participant transfers                             (30,726)                 4,220               34,924
Participant withdrawals                           (21,212)                  (873)                (235)
                                          -------------------------------------------------------------
Units outstanding, end of period                  214,336                 71,414               34,689
                                          =============================================================

                                           FEDERATED HIGH
                                             INCOME BOND                                VIP GROWTH
                                               FUND II         VIP CONTRAFUND(R)       OPPORTUNITIES        VIP GROWTH
                                             SUBACCOUNT           PORTFOLIO(2)          PORTFOLIO(2)         PORTFOLIO
                                          ----------------     ------------------   -------------------   ----------------
Units outstanding, beginning of period              7,998                      -                    -                  -
Participant deposits                                    -                      -                    -                  -
Participant transfers                              19,121                 13,729                3,221             13,463
Participant withdrawals                              (428)                  (219)                (125)              (193)
                                          --------------------------------------------------------------------------------
Units outstanding, end of period                   26,691                 13,510                3,096             13,270
                                          ================================================================================


                                                                                         TEMPLETON
                                                                                         DEVELOPING
                                           MUTUAL SHARES        TEMPLETON ASSET      MARKETS SECURITIES
                                          SECURITIES FUND       STRATEGY FUND(4)            FUND
                                          ----------------      -----------------    --------------------
Units outstanding, beginning of period             39,827                      -               36,493
Participant deposits                                    -                      -                    -
Participant transfers                               2,161                  5,033              (12,575)
Participant withdrawals                            (2,301)                     -              (16,194)
                                          ---------------------------------------------------------------
Units outstanding, end of period                   39,687                  5,033                7,724
                                          ===============================================================

                                             TEMPLETON                                                       WANGER
                                           INTERNATIONAL            TECHNOLOGY        WANGER FOREIGN      INTERNATIONAL
                                            SERIES FUND             PORTFOLIO              FORTY            SMALL CAP
                                          ----------------     ------------------   -------------------   ----------------
Units outstanding, beginning of period             67,472                458,892               20,891            184,339
Participant deposits                                    -                      -                    -                  -
Participant transfers                                   -                 29,014               (7,202)            (9,719)
Participant withdrawals                            (1,390)                (5,759)              (7,463)           (16,377)
                                          --------------------------------------------------------------------------------
Units outstanding, end of period                   66,082                482,147                6,226            158,243
                                          ================================================================================


                                                                    WANGER U.S.
                                            WANGER TWENTY           SMALL CAP
                                          ----------------      -----------------
Units outstanding, beginning of period              9,168                348,693
Participant deposits                                    -                      -
Participant transfers                              (9,146)                (4,541)
Participant withdrawals                               (22)               (31,092)
                                          ---------------------------------------
Units outstanding, end of period                        -                313,060
                                          =======================================

(1) From inception January 8, 2001 to December 31, 2001
(2) From inception January 18, 2001 to December 31, 2001
(3) From inception February 20, 2001 to December 31, 2001
(4) From inception April 2, 2001 to December 31, 2001
(5) From inception May 1, 2001 to December 31, 2001

                              THE PHOENIX EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 6--POLICY LOANS

     Policy provisions allow policyowners to borrow up to 75% of a policy's cash value during the first three policy years and up to 90% of cash value thereafter, with interest of 8% due and payable on each policy anniversary. At the time the loan is granted, an amount equivalent to the amount of the loan is transferred from the Account and the non-loaned portion of the Guaranteed Interest Account to the loaned portion of the Guaranteed Interest Account, part of Phoenix's general account as collateral for the outstanding loan. Transfers from the Account are included as participant withdrawals in the accompanying financial statements. Amounts in the loaned portion of the Guaranteed Interest Account are credited with interest at 7.25%. Loan repayments result in a transfer of collateral back to the Account and the non-loaned portion of the Guaranteed Interest Account.

NOTE 7--INVESTMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS

     Phoenix and its affiliate, Phoenix Equity Planning Corporation ("PEPCO"), a registered broker/dealer in securities, provide all services to the Account.

     The cost of insurance is charged to each policy on a monthly basis by a withdrawal of participant units prorated among the elected Subaccounts. The amount charged to each policy depends on a number of variables including sex, age and risk class as well as the death benefit and cash value of the policy. Such costs aggregated $750,126, $971,148, and $821,704 during the periods ended December 31, 2001, 2000, and 1999 respectively.

     Upon partial surrender of a policy, a surrender fee of the lesser of $25 or 2.0% of the partial surrender amount paid and a fraction of the balance of any unpaid acquisition expense allowance is deducted from the policy value and paid to Phoenix. Such costs aggregated $233,739, $240,863 and $265,297 for the periods ended December 31, 2001, 2000, and 1999, respectively.

     PEPCO is the principal underwriter and distributor for the Account. PEPCO is reimbursed for its distribution and underwriting expenses by Phoenix.

     An acquisition expense allowance is paid to Phoenix over a ten-year period from contract inception by a withdrawal of units. The acquisition expense allowance consists of a sales load of 5.50% of the issue premium to compensate Phoenix for distribution expenses incurred, an issue administration charge of 1.0% of the issue premium to compensate Phoenix for underwriting and start-up expenses and premium taxes which currently range from 0.75% to 4.0% of premiums paid based on the state where the policyowner resides. In the event of a surrender before ten years, the unpaid balance of the acquisition expense allowance is deducted and paid to Phoenix.

     Phoenix assumes the mortality risk that insureds may live for a shorter time than projected because of inaccuracies in the projecting process and, accordingly, that an aggregate amount of death benefits greater than projected will be payable. The expense risk assumed is that expenses incurred in issuing the policies may exceed the limits on administrative charges set in the policies. In return for the assumption of these mortality and expense risks, Phoenix charges the Account an annual rate of 0.50% of the average daily net assets of the Account for mortality and expense risks assumed.

NOTE 8--DISTRIBUTION OF NET INCOME

     The Account does not expect to declare dividends to participants from accumulated net income. The accumulated net income is distributed to participants as part of withdrawals of amounts in the form of surrenders, death benefits, transfers or annuity payments in excess of net purchase payments.

NOTE 9--DIVERSIFICATION REQUIREMENTS

     Under the provisions of Section 817(h) of the Internal Revenue Code of 1986 (the "Code"), as amended, a variable contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. Each Subaccount is required to satisfy the requirements of Section 817(h). The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

     The Secretary of the Treasury has issued regulations under Section 817(h) of the Code. Phoenix intends that each of the Subaccounts shall comply with the diversification requirements and, in the event of any failure to comply, will take immediate corrective action to assure compliance.

NOTE 10--REORGANIZATION AND INITIAL PUBLIC OFFERING

     On December 18, 2000, the board of directors of Phoenix Home Life Mutual Insurance Company unanimously adopted a plan of reorganization, which was amended and restated on January 26, 2001. On June 25, 2001, the effective date of the demutualization, Phoenix Home Life Mutual Insurance Company converted from a mutual life insurance company to a stock life insurance company, became a wholly owned subsidiary of The Phoenix Companies, Inc. ("PNX") and changed its name to Phoenix Life Insurance Company. At the same time, Phoenix Investment Partners, Ltd. ("PXP") became an indirect wholly owned subsidiary of PNX.

                              THE PHOENIX EDGE(R)
                PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 11--PROPOSED FUND CHANGES

    On November 13, 2001, The Board of Trustees of The Phoenix Edge Series Fund approved a Plan of Reorganization to merge three Series of The Phoenix Edge Series Fund into other existing series. Each Merging Series will be merged into a corresponding Surviving Series as follows:

  Merging  Series                                             Surviving Series
  ---------------                                             ----------------
  Phoenix-Engemann Nifty Fifty Series                         Phoenix-Engemann Capital Growth Series
  Phoenix-Janus Core Equity Series                            Phoenix-Janus Growth Series
  Phoenix-Oakhurst Balanced Series                            Phoenix-Oakhurst Strategic Allocation Series

    If the shareholders approve the Plan of Reorganization each Merging Series will transfer all or substantially all of its assets and its liabilities to the corresponding Surviving Series. In exchange, shareholders of the Merging Series will receive a proportional number of shares in the Surviving Series. The shareholders of each Merging Series must approve the Plan of Reorganization before any transaction can take place. The next meeting of The Phoenix Edge Series Fund's shareholders will be held in the Spring of 2002, at which time, these matters will be submitted for a shareholder vote.

    The Board of Trustees of the fund voted at their August 28, 2001 meeting that shares of the Phoenix-Federated U.S. Government Bond Series will no longer be available for sale except to contract/policy owners who already had account value allocated to the subaccounts investing in the series as of February 16, 2001.

    On September 18, 2001, Phoenix Life Variable Accumulation Account, Phoenix Life Variable Universal Life Account, PHL Variable Accumulation Account, PHLVIC Variable Universal Life Account and Phoenix Life And Annuity Variable Universal Life Account asked the Securities and Exchange Commission ("SEC") to approve a proposal to substitute shares of Federated Fund for U.S. Government Securities II for shares of Phoenix-Federated U.S. Government Bond Series. Subject to SEC approval, the substitution is expected to be completed later this year. It will affect contract/policy owners who have amounts invested in the Phoenix-Federated U.S. Government Bond Series at that time. Affected Contract owners will be notified when the substitution is complete.

NOTE 12--MANAGER OF MANAGERS

     The Adviser of Phoenix-AIM Mid-Cap Equity Series, Phoenix-Alliance/Bernstein Growth + Value Series, Phoenix-Deutsche Dow 30 Series, Phoenix-Deutsche Nasdaq-100 Index(R) Series, Phoenix-Federated U.S. Government Bond Series, Phoenix-J.P. Morgan Research Enhanced Index Series, Phoenix-Janus Core Equity Series, Phoenix-Janus Flexible Income Series, Phoenix-Janus Growth Series, Phoenix-MFS Investors Growth Stock Series, Phoenix-MFS Investors Trust Series, Phoenix-MFS Value Series, Phoenix- Morgan Stanley Focus Equity Series, Phoenix-Sanford Bernstein Global Value Series, Phoenix-Sanford Bernstein Mid-Cap Value Series, Phoenix-Sanford Bernstein Small Cap Value Series ("PVA Funds") is Phoenix Variable Advisers, Inc. ("PVA"). The PVA Funds and PVA have filed an application for an order of the SEC granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, to permit the PVA Funds to be managed under a "manager of managers" structure. If the SEC grants the requested exemptive order, PVA will, subject to supervision and approval of the PVA Funds' Board of Trustees, be permitted to enter into and materially amend subadvisory agreements without such agreements being approved by the shareholders of the applicable series of the PVA Funds. The order would, therefore, permit the PVA Funds and PVA to hire, terminate, or replace subadvisors without shareholder approval, including, without limitation, the placement or reinstatement of any subadvisor with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. The PVA Funds and PVA believe that without such exemption, PVA may be impeded in the prompt and efficient employment of a subadvisor best suited to the needs of a particular series, and a series may be subjected to additional expenses of proxy solicitations and shareholder meetings when subadvisors are employed or replaced. PVA will continue to have the ultimate responsibility to oversee the subadvisors and recommend their hiring, termination, and replacement. There is no guarantee the PVA Funds will obtain this order from the SEC.

                      REPORT OF INDEPENDENT ACCOUNTANTS

[LOGO OF PRICEWATERHOUSECOOPERS]

To the Board of Directors of Phoenix Life Insurance Company and Participants of Phoenix Life Variable Universal Life Account (The Phoenix Edge(R)):

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Subaccounts constituting the Phoenix Life Variable Universal Life Account (The Phoenix Edge(R)) at December 31, 2001, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Phoenix Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2001 by correspondence with the mutual funds, provide a reasonable basis for our opinion.

/s/ Pricewaterhousecoopers LLP

Hartford Connecticut
March 22, 2002

PHOENIX LIFE
VARIABLE UNIVERSAL LIFE ACCOUNT
Phoenix Life  Insurance Company
One American Row
Hartford, Connecticut 06115

UNDERWRITER
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480

CUSTODIANS
JP Morgan Chase Bank
1 Chase Manhattan Plaza
Floor 3B
New York, New York 10081

Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

State Street Bank and Trust
P.O. Box 351
Boston, Massachusetts 02101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
100 Pearl Street
Hartford, Connecticut 06103

__________________________________

     PHOENIX LIFE INSURANCE COMPANY
     (A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
     CONSOLIDATED FINANCIAL STATEMENTS
     DECEMBER 31, 2001 AND 2000

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                           PAGE

Report of Independent Accountants ..........................................F-3

Consolidated Balance Sheets ................................................F-4

Consolidated Statements of Income ..........................................F-5

Consolidated Statements of Cash Flows.................................F-6 - F-7

Consolidated Statements of Changes in Stockholder's Equity
    and Comprehensive Income ...............................................F-8

Notes to Consolidated Financial Statements ..........................F-9 - F-45

PRICEWATERHOUSECOOPERS [Logo]


--------------------------------------------------------------------------------
                                                  PRICEWATERHOUSECOOPERS LLP
                                                  100 Pearl Street
                                                  Hartford CT 06103-4508
                                                  Telephone  (860) 241 7000
                                                  Facsimile  (860) 241 7590





                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholder of Phoenix Life Insurance Company

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, cash flows, and changes in stockholder's equity and comprehensive income present fairly, in all material respects, the financial position of Phoenix Life Insurance Company (formerly Phoenix Home Life Mutual Insurance Company) and its subsidiaries at December 31, 2001 and 2000, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2001 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in the accompanying notes to consolidated financial statements, the Company changed its method of accounting for venture capital partnerships (Note
5), securitized financial instruments (Note 3), and derivative financial instruments (Note 3) in 2001.




/s/ PricewaterhouseCoopers LLP


February 5, 2002

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
CONSOLIDATED BALANCE SHEETS
--------------------------------------------------------------------------------

                                                                                  AS OF DECEMBER 31,
                                                                        ---------------------------------------
                                                                             2000                  2001
                                                                        ------------------  -------------------
                                ASSETS                                      (IN MILLIONS, EXCEPT SHARE DATA)
Investments:
    Available-for-sale debt securities, at fair value................          $  5,949.0           $  9,599.2
    Held-to-maturity debt securities, at amortized cost..............             2,109.6                   --
    Equity securities, at fair value.................................               335.5                286.0
    Mortgage loans, at unpaid principal, net.........................               593.4                535.8
    Real estate, at lower of cost or fair value less costs to sell , net             77.9                 83.1
    Policy loans, at unpaid principal................................             2,105.2              2,172.2
    Venture capital partnerships.....................................               467.3                291.7
    Other invested assets............................................               235.7                281.2
    Short-term investments, at amortized cost........................                 3.8                  8.5
                                                                        ------------------  -------------------
       Total investments.............................................            11,877.4             13,257.7
Cash and cash equivalents............................................               720.0                547.9
Accrued investment income............................................               194.5                203.1
Deferred policy acquisition costs....................................             1,019.0              1,123.7
Premiums, accounts and notes receivable..............................               155.8                175.1
Reinsurance recoverables.............................................                16.6                 21.4
Property, equipment and leasehold improvements, net..................               122.2                102.2
Goodwill and other intangible assets, net............................               582.6                 22.6
Investments in unconsolidated affiliates.............................               173.2                330.6
Deferred income taxes, net...........................................                  --                 22.9
Net assets of discontinued operations (note 13)......................                25.5                 20.8
Other assets.........................................................                49.8                 32.7
Separate account assets and investment trusts........................             5,376.6              5,570.0
                                                                        ------------------  -------------------
    Total assets.....................................................          $ 20,313.2           $ 21,430.7
                                                                        ==================  ===================
                       LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:
------------
    Policy liabilities and accruals.................................           $ 11,372.6           $ 11,993.4
    Policyholder deposit funds......................................                678.4              1,368.2
    Long-term debt (note 10)........................................                425.1                175.0
    Deferred income taxes, net......................................                  9.4                   --
    Other liabilities...............................................                473.3                496.0
    Separate account liabilities and investment trusts..............              5,376.6              5,564.9
                                                                        ------------------  -------------------
         Total liabilities..........................................             18,335.4             19,597.5
                                                                        ------------------  -------------------
Commitments and contingencies (note 22).............................
Minority interest in net assets of consolidated subsidiaries........                136.9                  1.1
                                                                        ------------------  -------------------
Stockholder's equity:
---------------------
   Common stock ($1,000 par value, 10,000 shares authorized;
      0 and 10,000 shares issued and outstanding at December 31,
      2000 and 2001, respectively...................................                   --                 10.0
   Additional paid-in capital.......................................                   --              1,712.0
   Retained earnings................................................              1,820.7                 29.0
   Accumulated other comprehensive income...........................                 20.2                 81.1
                                                                        ------------------  -------------------
       Total stockholder's equity...................................              1,840.9              1,832.1
                                                                        ------------------  -------------------
       Total liabilities and stockholder's equity...................           $ 20,313.2           $ 21,430.7
                                                                        ==================  ===================


The accompanying notes are an integral part of these consolidated financial statements.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
CONSOLIDATED STATEMENTS OF INCOME
--------------------------------------------------------------------------------

                                                                            FOR THE YEAR ENDED DECEMBER 31,
                                                                   --------------------------------------------------
                                                                       1999              2000              2001
                                                                   --------------    --------------    --------------
Revenues:                                                                            (IN MILLIONS)
---------
Premiums.......................................................         $1,175.7         $ 1,147.4         $ 1,112.7
Insurance and investment product fees..........................            574.6             631.0             430.3
Net investment income..........................................            953.1           1,129.6             830.2
Net realized investment gains .................................             75.8              89.2             150.1
                                                                   --------------    --------------    --------------
        Total revenues.........................................          2,779.2           2,997.2           2,523.3
                                                                   --------------    --------------    --------------
Benefits and expenses:

       Policy benefits and increase in policy liabilities......          1,373.1           1,409.8           1,406.7
       Policyholder dividends..................................            360.5             378.0             400.1
       Amortization of deferred policy acquisition costs                   147.9             356.0             133.0
       Amortization of goodwill and other intangible assets                 40.1              36.9              24.7
       Interest expense........................................             34.0              32.7              20.0
       Demutualization expenses................................               --              21.8              25.9
       Other operating expenses................................            557.9             604.5             470.6
                                                                   --------------    --------------    --------------
            Total benefits and expenses........................          2,513.5           2,839.7           2,481.0
                                                                   --------------    --------------    --------------
Income from continuing operations before income taxes,
       minority interest and equity in earnings of and
       interest earned from investments in unconsolidated
       affiliates..............................................            265.7             157.5              42.3
Income tax expense (benefit)...................................             99.0              56.2             (19.8)
                                                                   --------------    --------------    --------------
Income from continuing operations before minority
       Interest, equity in earnings of and interest earned
       From investments in unconsolidated affiliates...........            166.7             101.3              62.1
Minority interest in net income of consolidated
       Subsidiaries............................................            (10.1)            (14.1)             (3.7)
Equity in earnings of and interest earned from
       Investments in unconsolidated affiliates................              5.5               7.6               8.1
                                                                   --------------    --------------    --------------
Income from continuing operations..............................            162.1              94.8              66.5
Discontinued operations (note 13):
----------------------------------
       Income from discontinued operations, net of income
            taxes..............................................             36.1               9.4                --
       Loss on disposal, net of income taxes...................           (109.0)            (20.9)               --
                                                                   --------------    --------------    --------------
Income before cumulative effect of accounting
       changes.................................................             89.2              83.3              66.5
                                                                   --------------    --------------    --------------
Cumulative effect of accounting changes for:
--------------------------------------------
       Venture capital partnerships, net of income taxes
          (note 5).............................................               --                --             (48.8)
       Securitized financial instruments, net of income
          taxes (note 3).......................................               --                --             (20.5)
       Derivative financial instruments, net of income taxes
          (note 3).............................................               --                --               3.9
                                                                   --------------    --------------    --------------
Net income ....................................................           $ 89.2            $ 83.3             $ 1.1
                                                                   ==============    ==============    ==============


The accompanying notes are an integral part of these consolidated financial statements.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
CONSOLIDATED STATEMENTS OF CASH FLOWS
--------------------------------------------------------------------------------

                                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                                        ---------------------------------------------
                                                                            1999             2000            2001
                                                                        ------------     ------------    ------------
Cash flows from operating activities:                                                  (IN MILLIONS)
-------------------------------------
           Net income ........................................               $ 89.2          $  83.3          $  1.1
Adjustments to reconcile net income to net cash provided by operating activities:
       Net loss from discontinued operations..................                 72.9             11.5              --
       Net realized investment gains..........................                (75.8)           (89.2)         (150.1)
       Amortization and depreciation..........................                 72.0             56.8            43.2
       Investment income......................................               (138.2)          (297.7)           97.4
       Securitized financial instruments and derivatives......                   --               --            16.6
       Deferred income tax benefit............................                (13.9)           (37.0)          (60.4)
       Increase in receivables................................                (62.9)           (54.0)          (76.9)
       (Increase) decrease in deferred policy acquisition costs                 (.3)           183.2           (76.2)
       Increase in policy liabilities and accruals............                321.2            472.8           469.0
       Change in other assets/other liabilities, net..........                 53.8             45.4           145.3
                                                                        ------------     ------------    ------------
       Net cash provided by continuing operations.............                318.0            375.1           409.0
       Net cash used for discontinued operations..............                (76.7)          (264.6)          (75.1)
                                                                        ------------     ------------    ------------
       Net cash provided by operating activities..............                241.3            110.5           333.9
                                                                        ------------     ------------    ------------
Cash flows from investing activities:
-------------------------------------
       Proceeds from the sale of debt securities:
           Available-for-sale.................................              1,192.2            912.1         1,202.0
           Held-to-maturity...................................                 18.0              9.8            17.5
       Proceeds from the maturity of debt securities:
           Available-for-sale.................................                 49.7             38.7            96.7
           Held-to-maturity...................................                  6.5             25.9            35.5
       Proceeds from the repayment of debt securities:
           Available-for-sale.................................                461.0            286.1           534.0
           Held-to-maturity...................................                162.2            173.8           158.5
       Proceeds from sale of equity securities................                163.5            515.4           114.6
       Proceeds from the maturity of mortgage loans...........                 18.9             17.3            16.4
       Proceeds from the repayment of mortgage loans..........                106.0            110.3            42.3
       Proceeds from distributions of venture capital partnerships             26.7             37.9            30.7
       Proceeds from sale of real estate and other invested assets             38.0             26.6            36.8
       Proceeds from sale of property and equipment...........                   --             20.6              --
       Proceeds from sale of subsidiaries and affiliates......                 46.4             14.1           659.8
       Purchase of available-for-sale debt securities.........             (1,672.6)        (1,418.4)       (3,132.7)
       Purchase of held-to-maturity debt securities...........               (395.5)          (356.0)         (393.8)
       Purchase of equity securities..........................               (162.4)          (130.5)          (72.8)
       Purchase of subsidiaries...............................               (187.6)           (59.3)          (10.0)
       Purchase of mortgage loans.............................                (25.3)            (1.0)             --
       Purchase of investments in unconsolidated affiliates and
            other invested assets.............................               (103.4)           (46.5)         (104.2)
       Purchase of minority interest in subsidiary............                   --               --          (358.1)
       Purchase of interests in venture capital partnerships..               (108.5)           (95.1)          (47.0)
       Change in short-term investments, net..................                  (.6)              .5            (4.8)
       Increase in policy loans...............................                (34.3)           (62.7)          (67.0)
       Capital expenditures...................................                (20.5)           (21.5)          (13.7)
       Other investing activities, net........................                  1.7               --              --
                                                                        ------------     ------------    ------------
Net cash used for continuing operations.......................               (419.9)            (1.9)       (1,259.3)
Net cash provided by discontinued operations..................                105.6            259.5            77.5
                                                                        ------------     ------------    ------------
Net cash (used for) provided by investing activities..........             $ (314.3)         $ 257.6       $(1,181.8)
                                                                        ------------     ------------    ------------

The accompanying notes are an integral part of these consolidated financial statements.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
CONSOLIDATED STATEMENTS OF CASH FLOWS
--------------------------------------------------------------------------------

                                                                             FOR THE YEAR ENDED DECEMBER 31,
                                                                    --------------------------------------------------
                                                                        1999              2000               2001
                                                                    --------------    --------------     -------------
Cash flows from financing activities:                                                 (IN MILLIONS)
-------------------------------------

       Net deposits of policyholder deposit funds,
           net of interest credited...............................         $  6.5           $ 140.2           $ 689.8
       Proceeds (repayments) from securities sold subject to
           repurchase agreements..................................           28.4             (28.4)               --
       Issuance of common stock...................................             --                --              10.0
       Capital contributions from parent..........................             --                --              78.6
       Dividends paid to parent ..................................             --                --            (132.3)
       Proceeds from borrowings...................................          175.1              50.0             180.0
       Repayment of borrowings....................................         (125.0)           (124.0)           (125.1)
       Distributions to minority stockholders.....................           (4.2)             (5.8)             (5.8)
       Debenture principal payments...............................             --                --             (19.4)
       Other financing activities, net............................            (.4)              3.2                --
                                                                    --------------    --------------     -------------
       Net cash  provided by financing activities.................           80.4              35.2             675.8
                                                                    --------------    --------------     -------------
       Net change in cash and cash equivalents....................            7.4             403.3            (172.1)
       Cash and cash equivalents, beginning of year...............          309.3             316.7             720.0
                                                                    --------------    --------------     -------------
       Cash and cash equivalents, end of year.....................         $316.7           $ 720.0            $547.9
                                                                    ==============    ==============     =============
Supplemental cash flow information:
-----------------------------------
       Income taxes paid (received), net..........................         $106.4           $ 135.8           $ (47.0)
       Interest paid on indebtedness..............................         $ 34.8           $  34.1           $  23.8









The accompanying notes are an integral part of these consolidated financial statements.


                                                                      RETAINED        ACCUMULATED
                                                    ADDITIONAL        EARNINGS           OTHER             TOTAL
                                        COMMON        PAID-IN       (ACCUMULATED     COMPREHENSIVE     STOCKHOLDER'S
                                        STOCK         CAPITAL          DEFICIT)      INCOME (LOSS)        EQUITY
                                      -----------  --------------  ---------------  ----------------   --------------
(IN MILLIONS)
Balance at January 1, 1999            $      --      $     --          $ 1,642.3        $     94.3       $  1,736.6
--------------------------
Net income...........................                                       89.2                               89.2
Other comprehensive loss, net of
   income taxes:
      Unrealized loss on securities..                                                        (66.8)           (66.8)
      Reclassification adjustment for
        net realized gains included in
        net income                                                                            (1.5)            (1.5)
      Minimum pension liability
      adjustment                                                                              (1.5)            (1.5)
                                                                                                       --------------
   Total other comprehensive loss....                                                                         (69.8)
Comprehensive income.................                                                                          19.4
                                      -----------  --------------  ---------------  ----------------   --------------

Balance at December 31, 1999......... $      --      $     --          $ 1,731.5        $     24.5       $  1,756.0
----------------------------
                                      ===========  ==============  ===============  ================   ==============

Balance at January 1, 2000            $      --      $     --          $ 1,731.5        $     24.5       $  1,756.0
--------------------------
Comprehensive income:
   Net income........................                                       83.3                               83.3
   Other comprehensive income, net of
      income taxes:
      Unrealized gains on securities.                                                         53.0             53.0
      Reclassification adjustment for
        net
        Realized gains included in                                                           (58.9)           (58.9)
           net income
      Minimum pension liability                                                                1.6              1.6
        adjustment
                                                                                                       --------------
   Total other comprehensive income..                                                                          (4.3)
Comprehensive income.................                                                                          79.0
Other equity adjustments.............                                        5.9                                5.9
                                      -----------  --------------  ---------------  ----------------   --------------

Balance at December 31, 2000......... $      --      $     --          $ 1,820.7        $     20.2       $  1,840.9
----------------------------

                                      ===========  ==============  ===============  ================   ==============

Balance at January 1, 2001........... $      --      $     --          $ 1,820.7        $     20.2       $  1,840.9
--------------------------
Demutualization transaction..........      10.0        1,712.0          (1,765.7)                             (43.7)
Equity adjustment for policyholder
   dividend obligation...............                                      (30.3)                             (30.3)
Other equity adjustments.............                                        3.2                                3.2
Comprehensive income:
   Net income........................                                        1.1                                1.1
   Other comprehensive income, net of
      income taxes:
      Unrealized gain on security
        transfer from held-to-maturity
        to available-for-sale........                                                         83.9             83.9
      Unrealized loss on securities..                                                          (.9)             (.9)
      Unrealized gains on derivatives                                                          3.9              3.9
      Equity adjustment for policyholder
        dividend obligation.........                                                          (8.8)            (8.8)
      Reclassification adjustment for
        net realized gains included in                                                       (10.0)           (10.0)
        net income
      Cumulative effect of accounting
        change for derivatives.......                                                          1.1              1.1
      Minimum pension liability                                                               (8.3)            (8.3)
        adjustment
                                                                                                       --------------
   Total other comprehensive income..                                                                          60.9
Comprehensive income.................                                                                          62.0
                                      -----------  --------------  ---------------  ----------------   --------------

Balance at December 31, 2001.........   $  10.0      $ 1,712.0         $    29.0        $     81.1       $  1,832.1
----------------------------
                                      ===========  ==============  ===============  ================   ==============


The accompanying notes are an integral part of these consolidated financial statements.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.       DESCRIPTION OF BUSINESS

Phoenix Life Insurance Company ("Phoenix Life") and its subsidiaries offer a broad range of life insurance and annuity products in the United States of America. Phoenix Life is a wholly-owned subsidiary of The Phoenix Companies, Inc., a publicly traded company ("Phoenix"). See note 2--"Reorganization and Initial Public Offering."

2.       REORGANIZATION AND INITIAL PUBLIC OFFERING

On December 18, 2000, the Board of Directors of Phoenix Home Life Mutual Insurance Company ("Phoenix Mutual") unanimously adopted a plan of reorganization which was amended and restated on January 26, 2001. On June 25, 2001, the effective date of the demutualization, Phoenix Mutual converted from a mutual life insurance company to a stock life insurance company, became a wholly-owned subsidiary of Phoenix and changed its name to Phoenix Life Insurance Company. At the same time, Phoenix Investment Partners, Ltd. ("PXP") became an indirect wholly-owned subsidiary of Phoenix. All policyholder membership interests in the mutual company were extinguished on the effective date and eligible policyholders of the mutual company received 56.2 million shares of common stock, $28.8 million of cash and $12.7 million of policy credits as compensation. The demutualization was accounted for as a reorganization. Accordingly, Phoenix's retained earnings immediately following the demutualization and the closing of the Initial Public Offering ("IPO") on June 25, 2001 (net of the cash payments and policy credits that were charged directly to retained earnings) were reclassified to common stock and additional paid-in capital. In addition, Phoenix Life established a closed block for the benefit of holders of certain individual life insurance policies of Phoenix Life. The purpose of the closed block is to protect, after demutualization, the policy dividend expectations of the holders of the policies included in the closed block. The closed block will continue in effect until such date as none of such policies are in force. See note 14 --"Closed Block."

On June 25, 2001, Phoenix closed its IPO in which 48.8 million shares of common stock were issued at a price of $17.50 per share. Net proceeds from the IPO of $807.9 million were contributed to Phoenix Life. On July 24, 2001, Morgan Stanley Dean Witter exercised its right to purchase 1,395,900 shares of the common stock of Phoenix at the IPO price of $17.50 per share less underwriter's discount. Net proceeds of $23.2 million were contributed to Phoenix Life.

3.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of consolidation and basis of presentation

The consolidated financial statements include the accounts of Phoenix Life. Less than majority-owned entities, in which Phoenix Life has significant influence over operating and financial policies and generally at least a 20% ownership interest, are reported on the equity method of accounting.

In January of 2001, Phoenix Life purchased the minority interest in PXP See Note 4--"Significant Transactions." This increased Phoenix Life's ownership from approximately 60% to 100%. On June 25, 2001 Phoenix Life sold PXP and certain other subsidiaries to Phoenix. See Note 9--"Related Party Transactions." Consequently, Phoenix Life's 1999 and 2000 consolidated results include 60% of PXP's results and 100% of certain other subsidiaries, while Phoenix Life's 2001 results include 100% of the results of PXP and certain other subsidiaries through June 25, 2001.

These consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates used in determining insurance and contractholder liabilities, related reinsurance recoverables, income taxes, contingencies and valuation allowances for investment assets are discussed

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PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

throughout the Notes to Consolidated Financial Statements. Significant inter-company accounts and transactions have been eliminated. Certain reclassifications have been made to the 1999 and 2000 amounts to conform with the 2001 presentation.

Valuation of investments

Investments in debt securities include bonds, mortgage-backed and asset-backed securities. Phoenix Life classified its debt securities as either held-to-maturity or available-for-sale investments. Prior to 2001, debt securities held-to-maturity consisted of private placement bonds reported at amortized cost, net of impairments, that management intended and had the ability to hold until maturity. Debt securities available-for-sale are reported at fair value with unrealized gains or losses included in equity and consist of public bonds, preferred stocks and private placement bonds that management may not hold until maturity. Debt securities are considered impaired when a decline in value is considered to be other than temporary.

In 2001, management decided, as part of Phoenix Life's conversion to a public company, that held-to-maturity debt securities should be reclassified to available-for-sale debt securities. See note 5 - "Investments."

For mortgage-backed and asset-backed investments in the debt security portfolio, Phoenix Life recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and any resulting adjustment is included in net investment income. For certain asset-backed securities, changes in the estimated yield are recorded on a prospective basis and specific valuation methods are applied to these securities to determine if there has been an other-than-temporary decline in value.

Equity securities are classified as available-for-sale and are reported at fair value, based principally on their quoted market prices, with unrealized gains or losses included in equity. Equity securities are considered impaired when a decline in value is considered to be other than temporary.

Mortgage loans on real estate are stated at unpaid principal balances, net of valuation reserves on impaired mortgages. A mortgage loan is considered to be impaired if management believes it is probable that Phoenix Life will be unable to collect all amounts of contractual interest and principal as scheduled in the loan agreement. An impaired mortgage loan's fair value is measured based on either the present value of future cash flows discounted at the loan's observable market price or at the fair value of the collateral if collection is collateral-dependent. If the fair value of a mortgage loan is less than the recorded investment in the loan, the difference is recorded as a valuation reserve.

Real estate, all of which is held for sale, is carried at the lower of cost or fair value less costs to sell. Fair value for real estate is determined by taking into consideration one or more of the following factors: property valuation techniques utilizing discounted cash flows at the time of stabilization, including capital expenditures and stabilization costs; sales of comparable properties; geographic location of the property and related market conditions; and disposition costs.

Policy loans are generally carried at their unpaid principal balances and are collateralized by the cash values of the related policies.

Venture capital partnerships are recorded in accordance with the equity method of accounting. Phoenix Life records its share of the net equity in earnings of the venture capital partnerships in accordance with Accounting Principle Board Opinion No. 18, using the most recent financial information received from the partnerships. Historically, this information had been provided to Phoenix Life on a one-quarter lag. In the first quarter of 2001, Phoenix Life changed its method of applying the equity method of accounting to eliminate such quarterly lag. See note 5 - "Investments."

Other invested assets primarily include leveraged lease investments, derivatives and other partnership and joint venture interests. Leverage lease investments represent the net of the estimated residual value of the lease assets, rental receivables, and unearned and deferred income to be allocated over the lease term. Investment

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PHOENIX LIFE INSURANCE COMPANY
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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

income is calculated using the interest method and is recognized only in periods in which the net investment is positive. Other partnership and joint venture interests in which Phoenix Life does not have control or a majority ownership interest are recorded using the equity method of accounting. These investments include affordable housing, mezzanine and other partnership interests. Derivatives are valued in accordance with Statement of Financial Accounting Standards ("SFAS") No. 133. See recent accounting pronouncements within note 3.

Short-term investments are carried at amortized cost which approximates fair value. Short-term investments consist of interest bearing securities that mature between 91 days and twelve months from date of purchase.

Realized investment gains and losses, other than those related to separate accounts for which Phoenix Life does not bear the investment risk, are determined by the specific identification method and reported as a component of revenue. A realized investment loss is recorded when an investment valuation reserve is determined. Valuation reserves are netted against the asset categories to which they apply and changes in the valuation reserves are included in realized investment gains and losses. Unrealized investment gains and losses on debt securities and equity securities classified as available-for-sale are included as a component of equity, net of deferred income taxes and the assumed impact of net unrealized investment gains and losses on the amortization of deferred policy acquisition costs related to investment contracts.

In the normal course of business, Phoenix Life enters into transactions involving various types of financial instruments including debt investments such as debt securities, equity securities, and off-balance sheet commitments, primarily, related to venture capital partnerships. These instruments have credit risk and also may be subject to risk of loss due to interest rate and market fluctuations.

Cash and cash equivalents

Cash and cash equivalents include cash on hand and all highly liquid investments with a maturity of 90 days or less when purchased. Certain short-term investments relating to 1999 and 2000 have been reclassified to conform with the 2001 presentation.

Deferred policy acquisition costs

The costs of acquiring new business, principally commissions, underwriting, distribution and policy issue expenses, all of which vary with and are primarily related to production of new business, are deferred. In conjunction with the 1997 acquisition of the Confederation Life business, Phoenix recognized an asset for the present value of future profits ("PVFP") representing the present value of estimated net cash flows embedded in the existing contracts acquired. This asset is included in deferred policy acquisition costs ("DAC").

The method used to amortize DAC and PVFP depends on how the policy was classified. For individual participating life insurance policies, DAC and PVFP are amortized in proportion to estimated gross margins. For universal life, variable universal life and accumulation annuities, DAC and PVFP are amortized in proportion to estimated gross profits.

The amortization process requires the use of various assumptions, estimates and judgements about the future. The primary assumptions are expenses, investment performance, mortality and contract cancellations (i.e., lapses, withdrawals and surrenders). These assumptions are reviewed on a regular basis and are generally based on Phoenix's past experience, industry studies, regulatory requirements and judgments about the future. Finally, analyses are performed periodically to assess whether there are sufficient gross margins or gross profits to amortize the remaining DAC balances.

Internal replacements are defined as an exchange of an existing Phoenix Life insurance or annuity policy for a different Phoenix Life insurance or annuity policy. The DAC balance associated with the replaced policy is treated in the same manner as policies that are surrendered. In the case of policies that are surrendered, in which owners cancel existing life or annuity contracts, the amortization of DAC is adjusted to reflect these surrenders.

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PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Goodwill and other intangible assets

In 1999 and 2000, goodwill is amortized on a straight-line basis over periods ranging from ten to forty years, corresponding with the benefits expected to be derived from the related business acquisitions. The weighted-average life of goodwill is approximately thirty-eight years. Other intangible assets, primarily associated with investment management contracts and employee contracts, are amortized over their estimated useful lives using a straight-line basis. The average estimated useful life of the other intangible assets ranges from five to sixteen years for investment management contracts and three to seven years for employee contracts. The weighted-average life of other intangible assets is approximately thirteen years. Goodwill and other intangible assets' carrying values are periodically evaluated in accordance with SFAS No. 121, Accounting for the Impairment of Long-lived Assets and Long-lived Assets to be Disposed Of, by comparing estimates of future undiscounted cash flows to the carrying values of the assets. Assets are considered impaired if the carrying value exceeds the expected future undiscounted cash flows. Analyses are performed at least annually or more frequently if warranted by events and circumstances affecting Phoenix Life's business. See SFAS No. 142 under "Recent accounting pronouncements" in note 3 for change in accounting policy effective January 1, 2002.

In 2001, remaining goodwill was amortized on a straight-line basis over a ten year period.

Investments in unconsolidated affiliates

Investments in unconsolidated affiliates represents investments in operating entities in which Phoenix Life owns more than 20% but less than a majority of the outstanding common stock and those operating entities for which Phoenix Life owns less than 20% if Phoenix Life exercises significant influence over the operating and financial policies of the company. Phoenix Life uses the equity method of accounting for its investments in the common stock of these entities. Investments in unconsolidated affiliates also includes, where applicable, Phoenix Life's investments in senior securities of these entities.

Separate account assets and liabilities and investment trusts

Separate account assets and liabilities are funds maintained in accounts to meet specific investment objectives of contractholders who bear the investment risk. Investment income and investment gains and losses accrue directly to such contractholders. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of Phoenix Life. The assets and liabilities are primarily carried at market value. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and the related liability increases are excluded from benefits and expenses. Amounts assessed to the contractholders for management services are included in revenues.

Investment trusts are assets held for the benefit of institutional clients who have investments in structured finance products offered by PXP. Structured finance products include collateralized debt and bond obligations backed by portfolios of public high yield bonds, emerging market bonds, commercial mortgage-backed and asset-backed securities and bank loans. Investment trusts, for which PXP is the sponsor and actively manages the assets, and for which there is not a substantive amount of outside third party equity investment in the trust, are consolidated in the financial statements. Phoenix Life's financial exposure is limited to its share of equity and bond investments in these vehicles and there is no financial guarantees from, or recourse to, Phoenix Life for these investment trusts. Asset valuation changes are directly offset by changes in the corresponding liabilities. Fees are recorded when management services provided to the trusts are earned and are included in revenues.

Policy liabilities and accruals

Future policy benefits are liabilities for life and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. Future policy benefits for traditional life insurance are computed using the net level premium method on the basis of actuarial assumptions as to

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PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

contractual guaranteed rates of interest, mortality rates guaranteed in calculating the cash surrender values described in such contracts and morbidity. The guaranteed interest rates range from 2.25% to 6.00% in 2001. Policyholder deposit funds are primarily for universal life products and include deposits received from customers and investment earnings on their fund balances which range from 4.00% to 7.15% in 2001, less administrative and mortality charges.

Liabilities for outstanding claims, losses and loss adjustment expenses are amounts estimated to cover incurred losses. These liabilities are based on individual case estimates for reported losses and estimates of unreported losses based on past experience.

Policyholder deposit funds

Policyholder deposit funds primarily consist of annuity deposits received from customers, dividend accumulations and investment earnings on their fund balances, which range from 2.1% to 12.3%, less administrative charges.

Premium and fee revenue and related expenses

Life insurance premiums, other than premiums for universal life and certain annuity contracts, are recorded as premium revenue pro-rata over the related contract periods. Benefits, losses and related expenses are matched with premiums over the related contract periods. Revenues for investment-related products, included in insurance and investment product fees, consist of net investment income and contract charges assessed against the fund values. Related benefit expenses primarily consist of net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life products consist of net investment income and mortality, administration and surrender charges assessed against the fund values during the period. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values.

Investment management fees

Investment management fees included in insurance and investment product fees in the accompanying Consolidated Statements of Income are recorded as income pro-rata during the period in which services are performed. Investment management fees are generally computed and earned based upon a percentage of assets under management. Investment management fees are paid pursuant to the terms of the respective investment management contracts, which generally require monthly or quarterly payment.

Reinsurance

Phoenix Life uses reinsurance agreements to provide for greater diversification of business, allow management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

Policyholder dividends

Certain life insurance policies contain dividend payment provisions that enable the policyholder to participate in the earnings of Phoenix Life. The amount of policyholder dividends to be paid is determined annually by Phoenix Life's Board of Directors. The aggregate amount of policyholders' dividends is related to the actual interest, mortality, morbidity and expense experience for the year and Phoenix Life's judgment as to the appropriate level of statutory surplus to be retained. At the end of the reporting period, Phoenix Life establishes a dividend liability for the pro-rata portion of the dividends payable on the next anniversary date of each policy. Phoenix Life also establishes a liability for termination dividends. See note 14 --"Closed Block" for information on the policyholder dividend obligation.

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PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Income taxes

Phoenix and its eligible affiliated companies have elected to file a life/non-life consolidated federal income tax return for 2001. For 2000 and prior years, Phoenix Life was the parent company of the group of eligible affiliated companies that had elected to file life/non-life consolidated federal income tax returns. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions in the percentage of eligible non-life income tax losses that can be applied to offset life insurance company taxable income.

Deferred income taxes result from temporary differences between the tax basis of assets and liabilities and their recorded amounts for financial reporting purposes. These differences result primarily from policy liabilities and accruals, policy acquisition costs, investment impairment reserves, reserves for post-retirement benefits and unrealized gains or losses on investments.

Employee benefit plans

Phoenix has a non-contributory, defined benefit pension plan covering substantially all of its employees. Retirement benefits are a function of both years of service and level of compensation. Phoenix also sponsors a non-qualified supplemental defined benefit plan to provide benefits in excess of amounts allowed pursuant to the Internal Revenue Code. Phoenix's funding policy is to contribute annually an amount equal to at least the minimum required contribution in accordance with minimum funding standards established by the Employee Retirement Income Security Act of 1974 ("ERISA"). Contributions are intended to provide not only for benefits attributable to service to date, but also for service expected to be earned in the future.

Phoenix sponsors pension and savings plans for its employees and agents, and those of its subsidiaries. The qualified plans comply with requirements established by ERISA and excess benefit plans provide for that portion of pension obligations which is in excess of amounts permitted by ERISA. Phoenix also provides certain health care and life insurance benefits for active and retired employees. Phoenix Life incurs applicable employee benefit expenses through the process of cost allocation by Phoenix.

In addition to Phoenix's pension plans, Phoenix currently provides certain health care and life insurance benefits to retired employees, spouses and other eligible dependents through various plans sponsored by Phoenix. A substantial portion of Phoenix's employees may become eligible for these benefits upon retirement. The health care plans have varying co-payments and deductibles, depending on the plan. These plans are unfunded.

Applicable information regarding the actuarial present value of vested and non-vested accumulated plan benefits, and the net assets of the plans available for benefits is omitted, as the information is not separately calculated for Phoenix Life's participation in the plans. With respect to the pension plan, the total assets of the plan exceeded the actuarial present value of vested benefits at January 1, 2001, the date of the most recent actuarial valuation. The other postretirement benefit plans were unfunded as of December 31, 2001, and in accordance with the SFAS No. 106, "Employers' Accounting for Postretirement Benefits," Phoenix, the plan sponsor, established an accrued liability and amounts attributable to Phoenix Life have been allocated.

Recent accounting pronouncements

Securitized Financial Instruments. Effective April 1, 2001, Phoenix Life adopted Emerging Issues Task Force Issue No. 99-20, Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets ("EITF 99-20"). This pronouncement requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and to apply specific valuation methods to these securities to determine of there has been an other-than-temporary decline in value. Upon adoption of EITF 99-20, Phoenix recorded a $20.5 million charge in net income as a cumulative effect of accounting change, net of income taxes.

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PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Derivative Financial Instruments. Effective January 1, 2001, Phoenix Life adopted SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"), as amended by SFAS No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities ("SFAS 138"). As amended, SFAS 133 requires all derivatives to be recognized on the balance sheet at fair value. Derivatives that are not hedges must be adjusted to fair value through earnings.

Phoenix Life maintains an overall interest rate risk-management strategy that incorporates the use of derivative financial instruments to manage exposure to fluctuations in interest rates. Phoenix Life's exposure to interest rate changes primarily results from its commitments to fund interest-sensitive insurance liabilities, as well as from significant holdings of fixed rate investments. Derivative instruments that are used as part of Phoenix Life's interest rate risk-management strategy include interest rate swap agreements, interest rate caps, interest rate floors, interest rate swaptions and foreign currency swap agreements. To reduce counterparty credit risks and diversify counterparty exposure, Phoenix Life enters into derivative contracts only with a number of highly rated financial institutions.

Phoenix Life enters into interest rate swap agreements to reduce market risks from changes in interest rates. Phoenix Life does not enter into interest rate swap agreements for trading purposes. Under interest rate swap agreements, Phoenix Life exchanges cash flows with another party, at specified intervals, for a set length of time based on a specified notional principal amount. Typically, one of the cash flow streams is based on a fixed interest rate set at the inception of the contract, and the other is a variable rate that periodically resets. Generally, no premium is paid to enter into the contract and neither party makes a payment of principal. The amounts to be received or paid on these swap agreements are accrued and recognized in net investment income.

Phoenix Life enters into interest rate floor, interest rate cap and swaption contracts as a hedge for its assets and liabilities against substantial changes in interest rates. Phoenix Life does not enter into interest rate floor, interest rate cap and swaption contracts for trading purposes. Interest rate floor and interest rate cap agreements are contracts with a counterparty which require the payment of a premium and give Phoenix Life the right to receive over the maturity of the contract, the difference between the floor or cap interest rate and a market interest rate on specified future dates based on an underlying notional principal. Swaption contracts are options to enter into an interest rate swap transaction on a specified future date and at a specified price. Upon the exercise of a swaption, Phoenix Life would either receive a swap agreement at the pre-specified terms or cash for the market value of the swap. Phoenix Life pays the premium for these instruments on a quarterly basis over the maturity of the contract, and recognizes these payments in net investment income.

Phoenix Life enters into foreign currency swap agreements to hedge against fluctuations in foreign currency exposure. Under these agreements, Phoenix Life agrees to exchange with another party, principal and periodic interest payments denominated in foreign currency for payments denominated in U.S. dollars. The amounts to be received or paid on these foreign currency swap agreements are recognized in net investment income. To reduce counterparty credit risks and diversify counterparty exposure, Phoenix Life only enters into derivative contracts with highly rated financial institutions.

On January 1, 2001, in accordance with the transition provisions of SFAS 133, Phoenix Life recorded a net-of-tax cumulative effect adjustment of $1.3 million
(gain) in earnings to recognize at fair value all derivatives that are designated as fair-value hedging instruments. Phoenix Life also recorded an offsetting net-of-tax cumulative effect adjustment of $1.3 million (loss) in earnings to recognize the difference attributable to the hedged risks between the carrying values and fair values of the related hedged assets and liabilities. Phoenix Life also recorded a net-of-tax cumulative effect adjustment of $1.1 million in accumulated other comprehensive income to recognize, at fair value, all derivatives that are designated as cash-flow hedging instruments.

For derivative instruments that were not designated as hedges, upon implementation of SFAS 133, Phoenix Life recorded a net-of-tax cumulative effect adjustment of $3.9 million in earnings to recognize these instruments at fair value. Gains and losses on derivatives that were previously deferred as adjustments to the

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PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

carrying amount of hedged items were not included in the cumulative effect adjustment. There were no gains or losses on derivative instruments that were reported independently as deferred assets or liabilities that required de-recognition from the balance sheet.

Phoenix Life recognized an after-tax gain of $0.9 million for the year ended December 31, 2001 (reported as other comprehensive income in the Consolidated Statements of Changes in Stockholders' Equity and Comprehensive Income), which represented the change in fair value of interest rate swaps which have been designated as cash flow hedges, using the shortcut method, assuming no ineffectiveness. These interest rate swaps hedge floating-rate exposure on asset cash flows that back insurance liabilities by swapping floating rate bonds to fixed. For changes in the fair value of derivatives that are designated, qualify, and are highly effective as cash flow hedges, and for which the critical terms of the hedging instrument and the assets match, Phoenix Life recognizes the change in fair value of the derivative in other comprehensive income. Phoenix Life expects that there will be no ineffectiveness to recognize in earnings during the term of the hedges, and Phoenix Life does not expect to reclassify into earnings amounts reported in accumulated other comprehensive income over the next twelve months.

Phoenix Life also recognized an after-tax gain of $3.0 million for the year ended December 31, 2001 (reported as other comprehensive income in the Consolidated Statements of Changes in Stockholders' Equity and Comprehensive Income), which represented the change in fair value of interest rate forward swaps which have been designated as cash flow hedges of the forecasted purchase of assets. For changes in the fair value of derivatives that are designated as cash flow hedges of a forecasted transaction, Phoenix Life recognizes the change in fair value of the derivative in other comprehensive income. Amounts related to cash flow hedges that are accumulated in other comprehensive income are reclassified as earnings in the same period or periods during which the hedged forecasted transaction (the acquired asset) affects earnings. As of December 31, 2001, $0.3 million of the deferred net after-tax gains on these derivative instruments is expected to be reclassified into earnings over the next twelve months. For the year ended December 31, 2001, Phoenix Life also recognized an after-tax gain of $0.3 million (reported as net realized investment gains in the Consolidated Statements of Income), which resulted from the termination of interest rate swap contracts designated as hedges of a forecasted transaction. The interest rate swap contracts were determined to no longer be effective hedges.

Phoenix Life also recognized an after-tax loss of $0.4 million for the year ended December 31, 2001 (reported as net investment income in the Consolidated Statements of Income), which represented the change in fair value of derivative instruments which were not designated as hedges upon implementation of SFAS 133. These instruments primarily include: interest rate floors which hedge spread deficiency risk between assets and deferred annuity product liabilities; interest rate caps which hedge disintermediation risk associated with universal life insurance liabilities; and interest rate swaps which were hedges of an anticipated purchase of assets associated with an acquisition of a block of insurance liabilities for which offsetting swap positions were taken to lock in a stream of income to supplement the income on the assets purchased. For changes in fair value of derivatives that are not designated and did not qualify as highly effective hedges upon implementation of SFAS 133, Phoenix Life recognizes the entire change in fair value of the derivatives in current-period earnings. For the year ended December 31, 2001, Phoenix Life also recognized an after-tax gain of $0.9 million (reported as net realized investment gains in the Consolidated Statements of Income), which resulted from the termination prior to maturity of interest rate swaps which were not designated as hedges upon implementation of SFAS 133.

Phoenix Life also holds foreign currency swaps as hedges against available-for-sale securities that back U.S. dollar denominated liabilities. For changes in the fair value of derivatives that are designated, qualify, and are highly effective as fair value hedges, Phoenix Life recognizes the change in fair value of the derivative, along with the change in value of the hedged asset or liability attributable to the hedged risk, in current-period earnings. Phoenix Life recognized an after-tax gain of $0.8 million for the year ended December 31, 2001.

In certain instances, derivative contracts are terminated prior to maturity. These contracts include, but are not limited to, interest rate and foreign currency swaps, cap and floor contracts, and payor and receiver swaptions.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

To the extent that derivative contracts determined to be effective hedges are terminated, realized gains and losses are deferred and amortized. Derivatives associated with hedged items that either no longer exist or are no longer expected to occur are accounted for as of the relevant change in status of the hedged items, with gains or losses on such contracts recognized immediately in net income. Similarly, for derivatives otherwise determined to no longer be effective hedges, gains or losses as of termination are recognized immediately in net income.

Accounting for Demutualizations. Effective June 30, 2001, Phoenix Life adopted Statement of Position No. 00-3, Accounting by Insurance Enterprises for Demutualizations and Formations of Mutual Insurance Holding Companies and For Certain Long-Duration Participating Contracts ("SOP 00-3"). The provisions of SOP 00-3 provide guidance on accounting by insurance enterprises for demutualizations and the formation of mutual holding companies, including the emergence of earnings from and the financial statement presentation of the closed block established in connection with the demutualization. SOP 00-3 specifies that closed block assets, liabilities, revenues and expenses should be displayed with all other assets, liabilities, revenues and expenses of the insurance enterprise based on the nature of the particular item, with appropriate disclosures relating to the closed block.

Pursuant to the adoption of SOP 00-3, Phoenix Life recorded a charge of $30.3 million to equity in the second quarter of 2001 representing the establishment of the policyholder dividend obligation along with the corresponding impact on deferred policy acquisition costs and deferred income taxes. See note 14 --"Closed Block" for additional information.

Business Combinations/Goodwill and Other Intangible Assets. In June 2001, SFAS No. 141, Business Combinations ("SFAS 141"), and SFAS No. 142, Goodwill and Other Intangible Assets ("SFAS 142"), were issued. SFAS 141 and SFAS 142 are effective July 1, 2001 and January 1, 2002, respectively. SFAS 141 requires that the purchase method of accounting be used for all business combinations initiated after June 30, 2001 and separate recognition of intangible assets apart from goodwill if such intangible assets meet certain criteria. SFAS 141 also requires that upon adoption of SFAS 142 a company reclassify the carrying amounts of certain intangible assets into or out of goodwill, based on certain criteria. SFAS 142 primarily addresses the accounting for goodwill and intangible assets subsequent to their initial recognition. Under SFAS 142, amortization of goodwill, including goodwill and other intangible assets with indefinite lives recorded in past business combinations, will discontinue upon adoption of this standard, and reporting units must be identified for the purpose of assessing potential future impairments of goodwill. Phoenix Life recognized $7.1 million in goodwill amortization during 2001. As of June 26, 2001, PXP's net goodwill and intangible assets are no longer consolidated due to the sale of PXP to Phoenix. See note 9--"Related Party Transactions". Goodwill amortization will not be recognized after 2001 in accordance with SFAS 142. In addition, goodwill recorded as a result of business combinations completed during the six-month period ended December 31, 2001 will not be amortized.

The provisions of SFAS 141 and SFAS 142 also apply to equity-method investments made both before and after June 30, 2001. SFAS 142 prohibits amortization of the excess of cost over the underlying equity in the net assets of an equity-method investee that is recognized as goodwill.

SFAS 142 requires that goodwill be tested at least annually for impairment using a two-step process. The first step is to identify a potential impairment and, in transition, this step must be measured as of the beginning of the fiscal year. However, a company has six months from the date of adoption to complete the first step. The second step of the goodwill impairment test measures the amount of the impairment loss (measured as of the beginning of the year of adoption), if any, and must be completed by the end of a company's fiscal year. Intangible assets deemed to have an indefinite life would be tested for impairment using a one-step process, which compares the fair value to the carrying amount of the asset as of the beginning of the fiscal year in the year of adoption. Phoenix Life has prepared a preliminary analysis of the adoption of SFAS 142, and does not expect to have a material impairment charge in 2002.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Impairment of Long-Lived Assets. In August 2001, the Financial Accounting Standards Board issued SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets ("SFAS 144"), effective January 1, 2002. Under SFAS 144, long-lived assets to be sold within one year must be separately identified and carried at the lower of carrying value or fair value less costs to sell.

Long-lived assets expected to be held longer than one year are subject to depreciation and must be written down to fair value upon impairment. Long-lived assets no longer expected to be sold within one year, such as some foreclosed real estate, must be written down to the lower of current fair value or fair value at the date of foreclosure adjusted to reflect depreciation since acquisition. Phoenix Life is currently reviewing the provisions of SFAS 144 and assessing the impact of adoption.

4.       SIGNIFICANT TRANSACTIONS

Purchase of Phoenix Investment Partners, Ltd. minority interest

On September 10, 2000, Phoenix Life, one of its subsidiaries and PXP entered into an agreement and plan of merger pursuant to which such subsidiary agreed to purchase the outstanding common stock shares of PXP owned by third parties for a price of $15.75 per share. In connection with this merger, Phoenix Life's subsidiary paid, from available cash and short-term investments, $339.3 million to those third parties on January 11, 2001. As a result, PXP became an indirect wholly-owned subsidiary of Phoenix Life and PXP's shares of common stock were de-listed from the New York Stock Exchange. In addition, PXP accrued compensation expenses of $57.0 million to cash out stock options, $5.5 million of related compensation costs, $5.2 million in retention costs and $3.9 million in transaction costs at March 31, 2001.

After the merger, some third party holders of PXP's convertible subordinated debentures converted their debentures and PXP redeemed all remaining outstanding debentures held by third parties by the end of March 2001. PXP made cash payments totaling $38.2 million in connection with these conversions and redemptions from funds borrowed from its then existing credit facility.

The excess of purchase price over the minority interest in the net assets of PXP totaled $224.1 million. Of this excess purchase price, $179.1 million has been allocated to investment management contracts, which are being amortized over their estimated useful lives using the straight-line method. The weighted-average useful life of the investment management contracts is 13.4 years. The remaining excess purchase price, net of deferred taxes, of $118.4 million has been classified as goodwill and is being amortized over 40 years using the straight-line method. Related amortization of goodwill and investment management contracts of $2.9 million and $13.9 million, respectively, has been expensed for the year ended December 31, 2001.

The following table summarizes the calculation and allocation of the purchase price (in millions).

                    Purchase price:
                    --------------
                    Purchase price for 21.5 million outstanding shares at $15.75/share............     $  339.3
                    Premium paid related to third party convertible debt redemption/conversion....         18.8
                    Transaction related costs.....................................................          3.2
                                                                                                       --------
                         Total purchase price.....................................................     $  361.3
                                                                                                       ========
                    Purchase price allocation:
                    -------------------------
                    Fair value of acquired net assets.............................................     $  137.2
                    Investment management contracts...............................................        179.1
                    Deferred taxes................................................................        (73.4)
                    Goodwill......................................................................        118.4
                                                                                                       --------
                         Total purchase price allocation..........................................     $  361.3
                                                                                                       ========

Prior to this transaction, PXP had a $1.2 million liability related to options held by certain employees. As a result of this transaction, all outstanding options were settled and, consistent with previous accounting treatment, the remaining liability was reversed and recorded as an adjustment to equity.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Additionally, prior to the transaction, PXP had outstanding restricted stock which had been issued to certain employees pursuant to PXP's Restricted Stock Plan. For book purposes, the fair market value of the restricted stock at the date of the grant was recorded as unearned compensation, a separate component of stockholders' equity, and amortized over the restriction period. For tax purposes, PXP could deduct compensation expense equal to the fair market value of the stock on the date the restrictions lapse. The tax benefit of the deduction in excess of the compensation expense was recorded as an adjustment to additional paid-in capital. At the time of this transaction, all restrictions lapsed and PXP recorded a $2.0 million tax receivable for the deduction and a corresponding adjustment to equity.

Master credit facility

In June 2001, Phoenix, Phoenix Life, and PXP entered into a $375 million unsecured revolving credit facility that matures on June 10, 2005. Phoenix Life's and PXP's existing credit agreements were terminated at that time. Phoenix unconditionally guarantees loans to Phoenix Life and PXP. Base rate loans bear interest at the greater of the Bank of Montreal's prime commercial rate or the effective federal funds rate plus 0.5%. Eurodollar rate loans bear interest at LIBOR plus an applicable margin. The credit agreement includes customary financial and operating covenants that include, among other provisions, requirements that Phoenix maintain a minimum stockholders' equity and a maximum debt to capitalization ratio; that Phoenix Life maintain a minimum risk based capital ratio, and that PXP maintain a maximum debt to capitalization ratio and a minimum stockholders' equity. See note 10 - "Long-Term Debt" for additional information on credit facilities.

Early retirement program

On January 29, 2001, Phoenix offered a special retirement program under which qualified participants will receive enhanced retirement benefits by the addition of five years to age and pension plan service under the Employee Pension Plan. Employees of Phoenix Life and PXP who decided to participate will retire by May 31, 2002. Of the 318 participants eligible, 182 accepted the special retirement incentive program. As a result of this program, Phoenix Life was allocated an additional pension expense for the year ended December 31, 2001.

Aberdeen Asset Management PLC

On February 18, 1999, PM Holdings, a wholly-owned subsidiary of Phoenix Life, purchased 15,050,000 shares of the common stock of Aberdeen Asset Management PLC ("Aberdeen"), a Scottish asset management firm, for $29.4 million. PM Holdings owned 31,600,000 shares and 38,100,000 share as of December 31, 2000 and 2001, respectively.

On April 15, 1996, Phoenix Life purchased 7% convertible subordinated notes issued by Aberdeen for $37.5 million. The notes, which mature on March 29, 2003, are convertible into 17,441,860 shares of Aberdeen common stock.

In May 2001, Phoenix Life purchased additional shares of common stock of Aberdeen for a cash purchase price of $46.8 million, bringing its ownership to approximately 22.0% (26.95% when the convertible subordinated note is included) of the common stock of Aberdeen at December 31, 2001. The investment in Aberdeen common stock is reported on the equity method. The notes and common stock are classified as investments in unconsolidated affiliates in the Consolidated Balance Sheets.

The investment in Aberdeen's convertible note at December 31, 2001 is reported at fair value with unrealized gains or losses included in equity. For the years ended prior to 2001, the investment in the note was reported at amortized cost. Aberdeen's convertible note was included in the transfer of securities from held-to-maturity to available-for-sale in 2001 and resulted in a pre-tax unrealized gain of $63.7 million. See note 5-- "Investments."

The fair value of Phoenix Life's investments in Aberdeen, based on the closing market price, was $455.8 million and $322.3 million as of December 31, 2000 and 2001, respectively.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Dividend scale

In November 2000, Phoenix Mutual's Board of Directors voted to maintain the dividend scale for dividends payable on or after January 1, 2001. In October 1999, Phoenix Mutual's Board of Directors voted to maintain the dividend scale for dividends payable on or after January 1, 2000.

Emprendimiento Compartido, S.A. ("EMCO")

At January 1, 1999, PM Holdings held 9.1 million shares of EMCO, representing a 35% ownership interest in this Argentine financial services company that provides pension management, annuities and life insurance products. On June 23, 1999, PM Holdings became the majority owner of EMCO when it purchased 13.9 million shares of common stock from the Banco del Suquia, S.A. for $29.5 million, plus $10.0 million for a five-year covenant not-to-compete.

In addition, EMCO purchased, for its treasury, 3.0 million shares of its outstanding common stock held by two banks. This, in combination with the purchase described above, increased PM Holdings' ownership interest from 35% to 100% of the then outstanding stock.

On November 12, 1999, PM Holdings sold 11.5 million shares (a 50% interest) of EMCO common stock for $40.0 million, generating a pre-tax gain of $11.3 million. PM Holdings received $15.0 million in cash plus a $9.0 million two-year 8% interest bearing note, and a $16.0 million five-year 8% interest-bearing note. PM Holdings uses the equity method of accounting to account for its remaining 50% interest in EMCO.

After the sale, the remaining excess of the purchase price over the fair value of the acquired net tangible assets totaled $17.0 million. That consisted of a covenant not-to-compete of $5.0 million, which is being amortized over five years, and goodwill of $12.0 million, which is being amortized over ten years.

PFG Holdings, Inc.

On October 29, 1999, PM Holdings, a wholly-owned subsidiary of Phoenix Life, purchased 100% of PFG Holdings, Inc. 8% cumulative preferred stock, which is convertible into a 67% interest in common stock for $5 million in cash. In addition, Phoenix Life has an option to purchase all the outstanding common stock during the sixth year subsequent to the acquisition at a value equal to 80% of the appraised value of the common stock at that time. As of December 31, 2001, this option had not been executed. Since Phoenix Life holds voting control, the entity has been consolidated and a minority interest has been established for outside stockholders' interests. The transaction resulted in goodwill of $3.8 million, which is being amortized on a straight-line basis over forty years.

AGL Life Assurance Company, an operating subsidiary of PFG Holdings, must maintain at least $10.0 million of capital and surplus to satisfy certain regulatory minimum capital requirements. PM Holdings provided financing of $11.0 million at the purchase date to PFG Holdings in order for AGL Life Assurance to meet this minimum requirement. The debt is an 8.34% senior secured note maturing in 2009.

PM Holdings provided additional financing to PFG Holdings in 2001 in the form of a convertible subordinated note. The interest rate on the note is 8%, and the note will mature on November 1, 2006. The note allows for up to $8 million in financing and is convertible into common stock at any time at a variable conversion price.

Property and casualty distribution operations

On May 3, 1999, PM Holdings sold its property and casualty distribution business to Hilb, Rogal and Hamilton Company ("HRH") for $48.1 million including $10.2 million for a covenant not-to-compete. Total proceeds consisted of $32.0 million in 5.25% convertible subordinated debentures, $15.9 million for 865,042 shares of HRH common stock, valued at $18.38 per share on the sale date, and $0.2 million in cash. Phoenix also has contractual rights to designate two nominees for election to HRH's Board of Directors. As of December 31, 2001, two Phoenix designees were serving as HRH directors. The pre-tax gain realized on the sale was $40.1 million.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The convertible debentures mature on May 3, 2014 and are callable by HRH on or after May 3, 2009. The debentures are convertible into 1,406,593 shares of HRH common stock.

The investment in HRH debentures at December 31, 2001 is reported at fair value with unrealized gains or losses included in equity. For the years ended prior to 2001, the investment in HRH was reported at amortized cost. HRH debentures were included in the transfer of securities from held-to-maturity to available-for-sale in 2001 and resulted in a pre-tax unrealized gain of $46.8 million. See note 5 - "Investments."

The investment in HRH common stock is reported on the equity method. The debentures and common stock are classified as investments in unconsolidated affiliates in the Consolidated Balance Sheets. As of December 31, 2001, Phoenix Life owns 6.4% of the outstanding HRH common stock, 14.8% on a diluted basis.

The fair value of Phoenix Life's investments in HRH, based on the closing market price, was $90.6 million and $78.8 million as of December 31, 2000 and 2001, respectively.

Discontinued operations

During 1999, Phoenix Life discontinued its reinsurance operations, real estate management operations and group life & health operations. Disclosures concerning the financial effect of these transactions are contained in note 13-- "Discontinued Operations."

5.       INVESTMENTS

Information pertaining to Phoenix Life's investments, net investment income and realized and unrealized investment gains and losses follows:

Debt and equity securities

The amortized cost and fair value of investments in debt and equity securities as of December 31, 2001 were as follows:

                                                                           GROSS             GROSS
                                                        AMORTIZED       UNREALIZED        UNREALIZED          FAIR
                                                          COST             GAINS            LOSSES           VALUE
                                                       ------------     ------------      ------------     -----------
Debt securities                                                                (IN MILLIONS)
---------------
AVAILABLE-FOR-SALE:
    U.S. government and agency bonds..............         $ 256.0          $  13.3           $ (0.1)         $ 269.2
    State and political subdivision bonds.........           508.6             24.7             (1.7)           531.6
    Foreign government bonds......................           293.7             34.1             (1.1)           326.7
    Corporate securities..........................         4,316.6            145.5           (103.7)         4,358.4
    Mortgage-backed and asset-backed
    securities....................................         4,125.0            107.4            (84.3)         4,148.1
                                                       ------------     ------------      ------------     -----------
        Total available-for-sale securities.......         9,499.9            325.0           (190.9)         9,634.0
     Less: available-for-sale securities of
               discontinued operations............            34.8               --                --            34.8
                                                       ------------     ------------      ------------     -----------
     Total available-for-sale debt securities of
      continuing operations.......................       $ 9,465.1          $ 325.0         $ (190.9)       $ 9,599.2
                                                       ============     ============      ============     ===========

Equity securities.................................         $ 275.7          $  52.4          $ (40.6)         $ 287.5
-----------------
      Less: equity securities of discontinued
                operations........................             1.5               --                --             1.5
                                                       ------------     ------------      ------------    ------------
         Total equity securities of continuing
          operations..............................         $ 274.2          $  52.4          $ (40.6)         $ 286.0
                                                       ============     ============      ============     ===========

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The amortized cost and fair value of investments in debt and equity securities as of December 31, 2000 were as follows:


                                                                          GROSS            GROSS
                                                         AMORTIZED      UNREALIZED        UNREALIZED
                                                            COST          GAINS            LOSSES       FAIR VALUE
                                                         -----------    -----------      -----------    -----------
Debt securities                                                                (IN MILLIONS)
---------------
HELD-TO-MATURITY:
    State and political subdivision bonds............      $    30.6      $      .3         $   (.9)     $     30.0
    Foreign government bonds.........................            2.4             --             (.7)            1.7
    Corporate securities.............................        1,781.2           48.0           (39.0)        1,790.2
    Mortgage-backed and asset-backed securities......          295.4           15.4            (3.8)          307.0
                                                         -----------    -----------      -----------    -----------
         Total held-to-maturity securities...........        2,109.6           63.7           (44.4)        2,128.9
                                                         -----------    -----------      -----------    -----------
AVAILABLE-FOR-SALE:
    U.S. government and agency bonds.................          262.5           13.8             (.3)          276.0
    State and political subdivision bonds............          459.9           16.9            (1.9)          474.9
    Foreign government bonds.........................          246.0           26.7            (5.8)          266.9
    Corporate securities.............................        2,222.1           37.7           (83.1)        2,176.7
    Mortgage-backed and asset-backed securities......        2,830.5           63.5           (25.2)        2,868.8
                                                         -----------    -----------      -----------    -----------
         Total available-for-sale securities.........        6,021.0          158.6          (116.3)        6,063.3
  Less: available-for-sale securities of
     discontinued operations.........................          114.3             --               --          114.3
                                                         -----------    -----------      -----------    -----------
     Total available-for-sale securities of
       continuing operations.........................        5,906.7          158.6          (116.3)        5,949.0
                                                         -----------    -----------      -----------    -----------
     Total debt securities of continuing operations..      $ 8,016.3      $   222.3         $(160.7)     $  8,077.9
                                                         ===========    ===========      ===========    ===========
                                                         ===========    ===========      ===========    ===========
Equity securities....................................      $   297.3      $    77.9         $ (39.7)     $    335.5
-----------------                                        ===========    ===========      ===========    ===========

The sale of debt securities held-to-maturity relate to certain securities, with amortized cost of $3.9 million, $3.9 million and $9.1 million, for the years ended December 31, 1999, 2000 and 2001, respectively, which were sold specifically due to a significant decline in the issuers' credit quality. Net realized (losses) gains were $(0.2) million, $(3.9) million and $1.5 million in 1999, 2000 and 2001, respectively.

The amortized cost and fair value of debt securities, by contractual sinking fund payment and maturity, as of December 31, 2001 are shown below. Actual maturity may differ from contractual maturity because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or Phoenix Life may have the right to put or sell the obligations back to the issuers.

                                                                                   AVAILABLE-FOR-SALE
                                                                              ------------------------------
                                                                                AMORTIZED           FAIR
                                                                                  COST             VALUE
                                                                              -------------     ------------
                                                                                      (IN MILLIONS)
         Due in one year or less........................................         $   121.2        $   121.9
         Due after one year through five years..........................           1,276.7          1,260.0
         Due after five years through ten years.........................           1,772.9          1,820.3
         Due after ten years............................................           2,204.1          2,283.7
         Mortgage-backed and asset-backed securities....................           4,125.0          4,148.1
                                                                              -------------     ------------
              Total.....................................................           9,499.9          9,634.0
         Less: securities of discontinued operations....................              34.8             34.8
                                                                              -------------     ------------
              Total securities of continuing operations.................         $ 9,465.1        $ 9,599.2
                                                                              =============     ============

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Carrying values for investments in mortgage-backed and asset-backed securities, excluding U.S. government guaranteed investments, were as follows:


                                                                                      DECEMBER 31,

                                                                              ------------------------------
                                                                                  2000             2001
                                                                              -------------     ------------
                                                                                      (IN MILLIONS)
         Planned amortization class.........................................     $   117.4        $   133.9
         Asset-backed.......................................................       1,082.3          1,607.9
         Mezzanine..........................................................         166.5            359.1
         Commercial.........................................................         796.5            633.6
         Sequential pay.....................................................         937.7          1,268.7
         Pass through.......................................................          59.3             75.5
         Other..............................................................           4.5             69.4
                                                                              -------------     ------------
         Total mortgage-backed and asset-backed securities                       $ 3,164.2        $ 4,148.1
                                                                              =============     ============

Mortgage loans and real estate

Phoenix Life's mortgage loans and real estate are diversified by property type and location and, for mortgage loans, by borrower. Mortgage loans are collateralized by the related properties and are generally 75% of the properties' value at the time the original loan is made.

Mortgage loans and real estate investments comprise the following property types and geographic regions:

                                                                 MORTGAGE LOANS               REAL ESTATE
                                                                  DECEMBER 31,                DECEMBER 31,
                                                            -------------------------    -----------------------
                                                               2000          2001           2000          2001
                                                            -----------    ----------    ----------   ----------
                    Property type:                                             (IN MILLIONS)
                    Office buildings..................         $ 171.3       $ 155.4        $ 34.4       $ 25.2
                    Retail............................           183.5         170.4           6.9          7.5
                    Apartment buildings...............           180.7         171.0          45.9         50.4
                    Industrial buildings..............            64.8          52.0            --           --
                    Other.............................             2.2           2.0            --           --
                    Valuation allowances..............            (9.1)        (15.0)         (9.3)          --
                                                            -----------    ----------    ----------   ----------
                         Total........................         $ 593.4       $ 535.8        $ 77.9       $ 83.1
                                                            ===========    ==========    ==========   ==========
                    Geographic region:                                         (IN MILLIONS)
                    Northeast.........................         $ 124.5       $ 116.5        $ 49.8       $ 54.4
                    Southeast.........................           147.6         130.5            --           --
                    North central.....................           147.4         134.8            .5           .4
                    South central.....................           103.7         101.7          22.3         13.0
                    West..............................            79.3          67.3          14.6         15.3
                    Valuation allowances..............            (9.1)        (15.0)         (9.3)          --
                                                            -----------    ----------    ----------   ----------
                         Total........................         $ 593.4       $ 535.8        $ 77.9       $ 83.1
                                                            ===========    ==========    ==========   ==========

At December 31, 2001, scheduled mortgage loan maturities were as follows: 2002 -- $51.4 million; 2003 -- $82.0 million; 2004 -- $34.7 million; 2005 -- $32.3 million; 2006 -- $94.7 million, and $240.7 million thereafter. Actual maturities will differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. Phoenix Life did not refinance any of its mortgage loans during 2000 and 2001.

The carrying value of delinquent and in process of foreclosure mortgage loans at December 31, 2000 and 2001 is $11.4 million and $5.6 million, respectively. There are valuation allowances of $9.1 million and $15.0 million, respectively, on these mortgages.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Investment valuation allowances

Investment valuation allowances, which have been deducted in arriving at investment carrying values as presented in the Consolidated Balance Sheets and changes thereto, were as follows:

                                             BALANCE AT                                              BALANCE AT
                                             JANUARY 1,         ADDITIONS        DEDUCTIONS         DECEMBER 31,
                                          ----------------     ------------    --------------     -----------------
               2001:                                                   (IN MILLIONS)
               Mortgage loans.............          $ 9.1            $ 6.1            $  (.2)              $ 15.0
               Real estate................            9.3               --              (9.3)                  --
                                               -----------         --------        ----------            ---------
                    Total.................          $18.4            $ 6.1            $ (9.5)              $ 15.0
                                               ===========         ========        ==========            =========
               2000:
               Mortgage loans.............          $14.3            $ 1.8            $ (7.0)              $  9.1
               Real estate................            3.2              6.1                --                  9.3
                                               -----------         --------        ----------            ---------
                    Total.................          $17.5            $ 7.9            $ (7.0)              $ 18.4
                                               ===========         ========        ==========            =========
               1999:
               Mortgage loans.............          $30.6            $ 9.7            $(26.0)              $ 14.3
               Real estate................            6.4               .2              (3.4)                 3.2
                                               -----------         --------        ----------            ---------
                    Total.................          $37.0            $ 9.9            $(29.4)              $ 17.5
                                               ===========         ========        ==========            =========

Non-income producing mortgage loans and debt securities

The net carrying value of non-income producing mortgage loans was $6.0 million at December 31, 2000; there were no non-income producing mortgage loans during 2001. The amount of interest foregone by non-income producing mortgage loans was $0.5 million for the year ended December 31, 2000. There were no non-income producing debt securities at December 31, 2000 and 2001.

Venture capital partnerships

Phoenix Life invests as a limited partner in venture capital limited partnerships. These partnerships focus on early-stage ventures, primarily in the information technology and life science industries and leveraged buyout funds, as well as direct equity investments in leveraged buyouts and corporate acquisitions. As of December 31, 2001, total unfunded capital commitments were $166.8 million.

Phoenix Life records its equity in the earnings of these partnerships in net investment income.

In the first quarter of 2001, Phoenix Life recorded a charge of $48.8 million (net of income taxes of $26.3 million) representing the cumulative effect of this accounting change on the fourth quarter of 2000. The cumulative effect was based on the actual fourth quarter 2000 financial results as reported by the partnerships.

In the first quarter of 2001, Phoenix Life removed the lag in reporting by estimating the change in Phoenix Life's share of the net equity in earnings of the venture capital partnerships for the period from December 31, 2000, the date of the most recent financial information provided by the partnerships, to Phoenix Life's then current reporting date of March 31, 2001. To estimate the net equity in earnings of the venture capital partnerships for each quarter, Phoenix Life developed a methodology to estimate the change in value of the underlying investee companies in the venture capital partnerships. For public investee companies, Phoenix Life used quoted market prices at the end of each quarter, applying liquidity discounts to these prices in instances where such discounts were applied in the underlying partnerships' financial statements. For private investee companies, Phoenix Life applied a public industry sector index to roll the value forward each quarter. Phoenix Life applies this methodology consistently each quarter with subsequent adjustments to reflect market events reported by the partnerships (e.g., new rounds of financing, initial public offerings and writedowns by the general partners). In addition, Phoenix Life will annually revise the valuations it has assigned to the investee companies to reflect the valuations in the audited financial statements received from the venture capital partnerships. Phoenix Life's venture capital earnings remain subject to variability.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The components of net investment income related to venture capital partnerships for the year ended December 31, were as follows:

                                                                              1999          2000            2001
                                                                           ----------    -----------    ------------
                                                                                        (IN MILLIONS)
    Operating losses..................................................        $ (8.9)        $ (7.7)         $ (6.4)
    Realized gains on cash and stock distributions....................          84.7          223.3            17.8
    Net unrealized gains (losses) on investments held in the                    64.1           61.7           (95.9)
       partnerships...................................................     ----------      ---------       ---------
    Total venture capital partnership net investment income (loss)....        $139.9         $277.3          $(84.5)
                                                                           ==========      =========       =========

Other invested assets

Other invested assets were as follows:

                                                                              DECEMBER 31,
                                                                        -------------------------
                                                                           2000          2001
                                                                        -----------    ----------
                                                                             (IN MILLIONS)
            Transportation and equipment leases......................       $ 83.2        $ 85.0
            Affordable housing partnerships..........................         29.1          28.2
            Investment in other affiliates...........................          7.5           9.6
            Seed money in separate accounts..........................         41.2          54.6
            Mezzanine partnerships...................................         30.4          37.1
            Derivatives..............................................           --          10.9
            Other partnership interests..............................         44.3          55.8
                                                                        -----------    ----------
              Total other invested assets............................       $235.7        $281.2
                                                                        ===========    ==========

Separate account assets and investment trusts

Separate account assets and investment trusts assets as of December 31, were as follows:

                                                                       2000                2001
                                                                  ---------------     ---------------
                                                                            (IN MILLIONS)
          Separate accounts .....................................      $ 5,376.6           $ 5,025.2
                                                                  ---------------     ---------------
          Investment trusts:
              Phoenix CDO I .....................................             --               160.1
              Phoenix CDO II ....................................             --               384.7
                                                                  ---------------     ---------------
                   Total investment trusts ......................             --               544.8
                                                                  ---------------     ---------------
          Total separate account assets and investment trusts....      $ 5,376.6           $ 5,570.0
                                                                  ===============     ===============


In 2001, Phoenix Life determined that the investment trusts did not have a substantive amount of outside equity and, as a result, concluded consolidation was required.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Net investment income

The components of net investment income (loss) for the year ended December 31, were as follows:

                                                                             1999           2000           2001
                                                                           ----------    -----------    -----------
                                                                                        (IN MILLIONS)
         Debt securities.............................................      $   637.4       $  622.2        $ 680.4
         Equity securities...........................................            7.9           13.3            4.4
         Mortgage loans..............................................           66.3           54.6           45.0
         Policy loans................................................          149.0          157.4          168.6
         Real estate.................................................            9.7            9.2           16.1
         Venture capital partnerships................................          139.9          277.3          (84.5)
         Other invested assets.......................................             .7            3.4            7.1
         Cash, cash equivalents and short-term investments...........           22.6           27.5           13.7
                                                                           ----------    -----------    -----------
              Sub-total..............................................        1,033.5        1,164.9          850.8
         Less: investment expenses...................................           13.0           14.3           14.1
                                                                           ----------    -----------    -----------
         Net investment income.......................................        1,020.5        1,150.6          836.7
         Less: net investment income of discontinued operations                 67.4           21.0            6.5
                                                                           ----------    -----------    -----------
              Total net investment income of continuing operations         $   953.1       $1,129.6        $ 830.2
                                                                           ==========    ===========    ===========


Investment income of $4.0 million was not accrued on certain delinquent mortgage loans and defaulted debt securities at December 31, 2001. Phoenix Life does not accrue interest income on impaired mortgage loans and impaired debt securities when the likelihood of collection is doubtful. See note 3--"Summary of Significant Accounting Policies--Valuation of investments" for further information on mortgage loan and debt security impairment.

The payment terms of mortgage loans may, from time to time, be restructured or modified. The investment in restructured mortgage loans, based on amortized cost, amounted to $34.9 million and $31.1 million at December 31, 2000 and 2001, respectively. Interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $4.1 million, $3.9 million and $3.6 million in 1999, 2000 and 2001, respectively. Actual interest income on these loans included in net investment income was $3.5 million, $3.1 million and $2.4 million in 1999, 2000 and 2001, respectively.

Investment gains and losses

Net unrealized investment (losses) gains on securities available-for-sale and carried at fair value for the year ended December 31, were as follows:

                                                                1999          2000          2001
                                                             -----------   -----------   -----------
                                                                          (IN MILLIONS)
         Debt securities................................       $ (428.5)     $  213.8        $ 91.3
         Equity securities..............................           63.2        (105.7)        (26.4)
         DAC............................................          260.3        (117.2)        (62.2)
         Deferred income tax (benefits) expense.........          (36.7)         (3.2)           .9
                                                             -----------   -----------   -----------
         Net unrealized investment (losses) gain on
              securities available-for-sale.............       $  (68.3)     $   (5.9)       $  1.8
                                                             ===========   ===========   ===========

The amortized cost of debt securities transferred from held-to-maturity to available-for-sale in 2001 was $2,333.8 million, which resulted in an unrealized gain of $83.9 million, after-tax.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Net realized investment (losses) gains for the year ended December 31, were as follows:

                                                                                      1999          2000          2001
                                                                                   ----------    -----------   -----------
                                                                                               (IN MILLIONS)
         Debt securities......................................................       $(20.4)       $(54.2)         $(50.9)
         Equity securities....................................................         16.6         146.8            (8.8)
         Mortgage loans.......................................................         18.5           3.0             1.0
         Real estate..........................................................          2.9          (4.3)           (2.5)
         Sale of subsidiary (Note 9)..........................................         40.1           (.8)          222.6
         Other invested assets................................................         18.5          (1.1)          (11.3)
                                                                                   ----------    -----------   -----------
         Net realized investment gains........................................         76.2          89.4           150.1
         Less: net realized investment gains from discontinued operations.....           .4            .2              --
                                                                                   ----------    -----------   -----------
         Net realized investment gains from continuing operations.............       $ 75.8        $ 89.2          $150.1
                                                                                   ==========    ===========   ===========

The proceeds from sales of available-for-sale debt securities and the gross realized gains and gross realized losses on those sales for the year ended December 31, were as follows:


                                                                1999          2000          2001
                                                             -----------   -----------   ------------
                                                                          (IN MILLIONS)
         Proceeds from disposals.......................       $ 1,106.9        $898.5      $1,289.8
         Gross realized gains on sales.................       $    21.8        $  8.7      $   38.1
         Gross realized losses on sales................       $    39.1        $ 53.2      $   27.6

6.       GOODWILL AND OTHER INTANGIBLE ASSETS

Goodwill and other intangible assets were as follows:


                                                                        DECEMBER 31,
                                                                 --------------------------
                                                                     2000          2001
                                                                 -------------   ----------
                                                                        (IN MILLIONS)
         PXP gross amounts:
           Goodwill.........................................         $  425.7          --
           Investment management contracts..................            244.0          --
           Non-compete covenant.............................              5.0          --
           Other............................................              4.5          --
                                                                 -------------   ----------
         Totals ............................................            679.2          --
                                                                 -------------   ----------
         Other gross amounts:
           Goodwill.........................................             11.9      $  4.8
           Intangible asset related to pension plan benefits              8.3        18.8
           Other............................................              1.0         1.0
                                                                 -------------   ----------
         Totals ............................................             21.2        24.6
                                                                 -------------   ----------
         Total gross goodwill and other intangible assets               700.4        24.6
                                                                 -------------   ----------
         Accumulated amortization -PXP......................           (112.4)
         Accumulated amortization -other....................             (5.4)       (2.0)
                                                                 -------------   ----------
             Total goodwill and other intangible assets, net          $ 582.6      $ 22.6
                                                                 =============   ==========


As of June 26, 2001, PXP's net goodwill and intangible assets are no longer consolidated due to the sale of PXP to Phoenix. See note 9--"Related Party Transactions." In 2000, $1.9 million of goodwill associated with the acquisition of PractiCare, Inc. in 1997 was written off.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

7.       INVESTMENTS IN UNCONSOLIDATED AFFILIATES

Investments in unconsolidated affiliates were as follows:


                                                                            DECEMBER 31,
                                                                    ---------------------------
                                                                        2000           2001
                                                                    -----------    ------------
                                                                            (IN MILLIONS)
         EMCO investment.......................................        $  28.1         $  28.0
         Aberdeen common stock.................................           58.7           103.9
         Aberdeen 7% convertible subordinated notes............           37.5           101.2
         HRH common stock......................................           16.9            18.7
         HRH 5.25% convertible subordinated notes..............           32.0            78.8
                                                                    -----------    ------------
              Total investments in unconsolidated affiliates...        $ 173.2         $ 330.6
                                                                    ===========    ============

The reclassification of Aberdeen and HRH convertible subordinated notes from held-to-maturity to available-for-sale in 2001 resulted in an unrealized gain of $71.9 million, after-tax.

The components of equity in earnings of and interest earned from investments in unconsolidated affiliates for the year ended December 31, were as follows:


                                                                           1999        2000        2001
                                                                         ---------    --------    --------
                                                                                  (IN MILLIONS)
         EMCO investment.........................................           $ 1.1      $ (0.8)      $(0.1)
         Aberdeen common stock...................................             2.9         7.0         5.8
         Aberdeen 7% convertible subordinated notes..............             2.6         2.6         2.6
         HRH common stock........................................              .7         1.2         2.5
         HRH 5.25% convertible subordinated notes................             1.1         1.7         1.7
                                                                         ---------    --------    --------
           Total equity in earnings of and interest earned from
            investments in unconsolidated affiliates before
            income taxes.........................................             8.4        11.7        12.5
         Income tax expense......................................             2.9         4.1         4.4
                                                                         ---------    --------    --------
           Total equity in earnings of and interest earned from
            investments in unconsolidated affiliates.............           $ 5.5      $  7.6       $ 8.1
                                                                         =========    ========    ========

8.       DERIVATIVE INSTRUMENTS

Derivative instruments as of December 31, are summarized below:


                                                          2000                    2001
                                                  ---------------------   ---------------------
                                                             (DOLLARS IN MILLIONS)

         ASSET HEDGES
         ------------
         Foreign currency swaps:
           Notional amount..................            $  24.3                  $  16.4
           Weighted average received rate                 12.11%                   11.91%
           Weighted average paid rate.......              10.61%                   10.68%
           Fair value.......................            $   2.0                  $   2.9

         Interest rate swaps:
           Notional amount..................            $  43.0                  $  80.0
           Weighted average received rate                  7.51%                    6.22%
           Weighted average paid rate.......               6.78%                    2.08%
           Fair value.......................            $   1.9                  $   2.6

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


         LIABILITY HEDGES
         ----------------

         Interest rate floors:
           Notional amount..................           $ 110.0                  $ 110.0
           Weighted average strike rate                  4.79%                    4.79%
           Index rate(1)....................            2-5 Yr.                 2-5 Yr.
                                                       CMT/CMS                  CMT/CMS
           Fair value.......................           $  (.1)                   $   .4

         Interest rate swaps:
           Notional amount..................           $ 410.0                  $ 360.0
           Weighted average received rate                6.66%                    4.84%
           Weighted average paid rate.......             6.50%                    4.59%
           Fair value.......................           $   6.1                  $   4.6

         Interest rate caps:
           Notional amount..................           $  50.0                  $  50.0
           Weighted average strike rate                  7.95%                    7.95%
           Index rate(1)....................        10 Yr. CMT               10 Yr. CMT
           Fair value.......................           $    --                  $    .4

----------

(1) Constant maturity treasury yields (CMT) and constant maturity swap yields
(CMS).

The increase in net investment income related to contractual cash flows on interest rate swap contracts was $1.0 million, $1.4 million and $2.0 million for the years ended December 31, 1999, 2000 and 2001, respectively. The decrease in net investment income related to contractual cash flows on interest rate floor, interest rate cap and swaption contracts was $2.3 million, $2.3 million and $0.1 million for the years ended December 31, 1999, 2000 and 2001, respectively. The estimated fair value of these instruments represent what Phoenix Life would have to pay or receive if the contracts were terminated.

Phoenix Life is exposed to credit risk in the event of nonperformance by counterparties to these financial instruments, but management of Phoenix Life does not expect counterparties will fail to meet their financial obligations, given their high credit ratings. The credit exposure of these instruments is the positive fair value at the reporting date. Management of Phoenix Life considers the likelihood of any material loss on these instruments to be remote.

9.       RELATED PARTY TRANSACTIONS

As of June 25, 2001, the following indirect wholly-owned subsidiaries of Phoenix Life were transferred to Phoenix, or one of its subsidiaries; PXP, Phoenix Charter Oak Trust Company, WS Griffith Securities, Inc., WS Griffith Associates, Inc. and Main Street Management Company. Proceeds from the transfer were $659.8 million. The transfer of these entities resulted in a pre-tax gain of $222.6 million ($146.1 million, net of tax).

PXP, an indirect wholly-owned subsidiary of Phoenix, through its affiliated registered investment advisors, provides investment advisory services (e.g. general account and variable separate account products) to Phoenix Life for a fee. Investment advisory fees incurred by Phoenix Life were $3.7 million for the six months ended December 31, 2001. Amounts payable to the affiliated investment advisors were $546 thousand, as of December 31, 2001. Variable product separate account fees, net of reimbursement were $3.1 million for the six months ended December 31, 2001.

On February 26, 2001, Phoenix Life entered into a $69.0 million subordinated loan agreement with PXP, due March 1, 2006, in exchange for the debentures held by Phoenix Life. Interest is payable quarterly in arrears at an annual rate based on LIBOR plus 2%. For the year ended December 31, 2001, the average blended interest rate was approximately 5%. The loan agreement requires no principal repayment prior to maturity.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Phoenix Equity Planning Corporation (PEPCO), a wholly-owned subsidiary of PXP, is the principal underwriter of Phoenix Life's annuity and variable life contracts. Contracts may be purchased through registered representatives of a Phoenix affiliate, W.S. Griffith & Co., Inc., as well as other outside broker dealers who are licensed to sell Phoenix Life annuity contracts. As of June 30, 2001 PXP was no longer a subsidiary of Phoenix Life due to the transfer to Phoenix. Phoenix Life incurred commissions for contracts underwritten by PEPCO of $26.5 million for the six months ended December 31, 2001. Amounts payable to PEPCO were $4.7 million, as of December 31, 2001.

Phoenix reimbursed Phoenix Life $42.6 million for expenses incurred in conjunction with the demutualization and $41.5 million for policy credits and payments to eligible policyholders in lieu of stock.

10.      LONG-TERM DEBT


                                                                                       DECEMBER 31,

                                                                                   ---------------------
                                                                                    2000         2001

                                                                                   --------    ---------
                                                                                      (IN MILLIONS)
         Bank borrowings, blended rate 6.9% due in varying amounts to 2004           $230.0     $    --
         Subordinated debentures, 6.0% due 2015..................................      20.1          --
         Surplus notes, 6.95%, due 2006 .........................................     175.0       175.0
                                                                                   --------    ---------
              Total long-term debt...............................................    $425.1     $ 175.0
                                                                                   ========    =========

As of June 26, 2001, PXP's long term debt is no longer consolidated due to the sale of PXP to Phoenix. See note 9 - "Related Party Transactions". Phoenix Life maintained two separate $100 million revolving credit facilities as of June 2001, which were terminated in light of the new master credit facility described below.

In June 2001, Phoenix, Phoenix Life and PXP entered into a $375 million revolving credit facility which matures on June 10, 2005 and terminated Phoenix Life's and PXP's prior credit facilities. Bank of Montreal is the administrative agent for this credit facility. Each company has direct borrowing rights under this credit facility. Phoenix unconditionally guarantees loans to Phoenix Life and PXP. Base rate loans bear interest at the greater of the Bank of Montreal's prime commercial rate or the effective federal funds rate plus 0.5%. Eurodollar rate loans bear interest at LIBOR plus an applicable margin. The credit agreement includes customary financial and operating covenants that include, among other provisions, requirements that Phoenix maintain a minimum stockholders' equity and a maximum debt to capitalization ratio; that Phoenix Life maintain a minimum RBC ratio; and that PXP maintain a maximum debt to capitalization ratio and a minimum stockholders' equity. As of December 31, 2001, Phoenix Life had $249.9 million available, with no credit outstanding for this credit facility.

In November 1996, Phoenix Life issued $175.0 million principal amount of 6.95% surplus notes due December 1, 2006. Each payment of interest on principal of the notes requires the prior approval of the Superintendent of Insurance of the State of New York (the "Superintendent"), and may be made only out of surplus funds which the Superintendent determines to be available for such payment under the New York Insurance Law. The notes contain neither financial covenants nor early redemption provisions, and are to rank pari passu with any subsequently issued surplus, capital or contribution notes or similar obligations of Phoenix Life. Section 1307 of the New York Insurance Law provides that the notes are not part of the legal liabilities of Phoenix Life and are not a basis of any set-off against the company. As of December 31, 2001, Phoenix Life had $175.0 million in surplus notes outstanding.

Interest expense was $34.0 million, $32.7 million and $20.0 million for the years ended December 31, 1999, 2000 and 2001, respectively.

At December 31, 2001, aggregate maturities of long-term debt based on required principal payments are $175.0 million in 2006.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

11.      INCOME TAXES

A summary of income tax expenses (benefits) applicable to income before income taxes, minority interest, and equity in earnings of and interest earned from investments in unconsolidated affiliates, for the year ended December 31, was as follows:


                                        1999        2000         2001
                                      ---------    --------    ----------
                                                (IN MILLIONS)

         Income taxes:
             Current .............    $  114.0      $123.2       $ (43.3)
             Deferred.............       (15.0)      (67.0)         23.5
                                      ---------    --------    ----------
         Total ...................    $   99.0      $ 56.2       $ (19.8)
                                      =========    ========    ==========

The income taxes attributable to the consolidated results of operations are different than the amounts determined by multiplying income before taxes by the statutory income tax rate. The sources of the difference and the income tax effects of each for the years ended December 31, were as follows:


                                                1999                      2000                      2001
                                        ----------------------   -----------------------   ------------------------
                                          AMOUNT         %         AMOUNT          %         AMOUNT          %
                                        -----------   --------   ------------   --------   ------------   ---------
                                                                  (DOLLARS IN MILLIONS)

         Income tax expense at
           statutory rate........        $  93.1        35%        $  55.1         35%         $ 14.8          35%
         Dividend received
           deduction and tax-
           exempt interest.......           (3.0)       (1)%          (6.7)        (4)%          (7.2)       (17)%
         Other, net..............           (2.7)       (1)%          (2.5)        (2)%          (6.4)       (15)%
                                        -----------   --------   ------------   --------   ------------   ---------
                                            87.4        33%           45.9         29%            1.2           3%
         Differential earnings
           (equity tax)..........           11.6         4%           10.3          7%          (21.0)       (50)%
                                        -----------   --------   ------------   --------   ------------   ---------
         Income taxes............        $  99.0        37%        $  56.2         36%         $(19.8)       (47)%
                                        ===========   ========   ============   ========   ============   =========

The net deferred income tax liability (asset) represents the income tax effects of temporary differences attributable to the consolidated income tax return group. The components were as follows:


                                                                         DECEMBER 31,
                                                                 -------------------------
                                                                    2000          2001
                                                                 -----------    ----------
                                                                        (IN MILLIONS)
         DAC.................................................       $ 217.9      $  234.1
         Unearned premium/deferred revenue...................        (139.0)       (133.6)
         Impairment reserves.................................         (16.8)        (31.3)
         Pension and other post-retirement benefits.......... .       (65.1)        (69.2)
         Investments.........................................         177.0         101.8
         Future policyholder benefits........................        (186.4)       (204.1)
         Investment management contracts.....................          37.5            --
         Deferred intercompany gain..........................            --          76.4
         Other...............................................         (29.2)        (43.8)
                                                                 -----------    ----------
                                                                       (4.1)        (69.7)
         Net unrealized investment gains.....................          11.9          50.2
         Minimum pension liability...........................          (3.3)         (7.7)
         Equity in earnings of unconsolidated affiliates                4.9           4.3
                                                                 -----------    ----------
         Deferred income tax liability (asset), net..........       $   9.4      $  (22.9)
                                                                 ===========    ==========

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Gross deferred income tax assets totaled $439.8 million and $489.7 million at December 31, 2000 and 2001, respectively. Gross deferred income tax liabilities totaled $466.8 million and $449.2 million at December 31, 2000 and 2001, respectively. It is management's assessment, based on Phoenix's earnings and projected future taxable income, that it is more likely than not that deferred income tax assets at December 31, 2000 and 2001 will be realized.

12.      COMPREHENSIVE INCOME

The components of, and related income tax effects for, other comprehensive income for the years ended December 31, were as follows:


                                                           1999            2000           2001
                                                       ------------    ------------   ------------
                                                                      (IN MILLIONS)

         Unrealized (losses) gains on securities
           available-for-sale:
           Before-tax amount.......................      $ (102.8)          $ 81.5        $ (1.4)
           Income tax (benefit) expense............         (36.0)            28.5           (.5)
                                                       ------------    ------------   ------------
                Totals.............................         (66.8)            53.0           (.9)
                                                       ------------    ------------   ------------
         Reclassification adjustment for net gains
           realized in net income:
           Before-tax amount.......................          (2.2)           (90.6)        (15.4)
           Income tax benefit......................           (.7)           (31.7)         (5.4)
                                                       ------------    ------------   ------------
                Totals.............................          (1.5)           (58.9)        (10.0)
                                                       ------------    ------------   ------------
         Net unrealized losses on securities
           available-for-sale:
           Before-tax amount.......................        (105.0)            (9.1)        (16.8)
            Income tax benefit.....................         (36.7)            (3.2)         (5.9)
                                                       ------------    ------------   ------------
                Totals.............................      $  (68.3)          $ (5.9)       $(10.9)
                                                       ============    ============   ============
         Minimum pension liability adjustment:
           Before-tax amount.......................      $   (2.3)          $  2.4        $(12.8)
           Income tax (benefit) expense............           (.8)              .8          (4.5)
                                                       ------------    ------------   ------------
                Totals.............................      $   (1.5)          $  1.6        $ (8.3)
                                                       ============    ============   ============

         Unrealized gain on security transfer
           from held-to-maturity to
           available-for-sale:
           Before-tax amount.......................      $      --          $   --        $129.1
           Income tax benefit......................             --              --          45.2
                                                       ------------    ------------   ------------
                Totals.............................      $      --          $   --        $ 83.9
                                                       ============    ============   ============
         Unrealized gains on derivatives:
           Before-tax amount.......................      $      --          $   --        $  6.0
           Income tax expense......................             --              --           2.1
                                                       ------------    ------------   ------------
                Totals.............................      $      --          $   --        $  3.9
                                                       ============    ============   ============
         Equity adjustment for policyholder
           dividend obligation:
           Before-tax amount.......................      $      --          $   --        $(13.5)
           Income tax benefit......................             --              --          (4.7)
                                                       ------------    ------------   ------------
                Totals.............................      $      --          $   --        $ (8.8)
                                                       ============    ============   ============
         Cumulative effect of accounting change
           for derivatives:

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

            Before-tax amount......................      $      --          $   --        $  1.7
            Income tax expense.....................             --              --            .6
                                                       ------------    ------------   ------------
                Totals.............................      $      --          $   --        $  1.1
                                                       ============    ============   ============

The following table summarizes accumulated other comprehensive income for the years ended December 31:

                                                             1999           2000        2001
                                                          ----------    -----------   ----------
                                                                       (IN MILLIONS)

         Net unrealized gains (losses) on securities
            available-for-sale:
           Balance, beginning of year..................     $ 100.5         $ 32.2      $  26.3
           Change during period........................       (68.3)          (5.9)       (10.9)
                                                          ----------    -----------   ----------
           Balance, end of year........................        32.2           26.3         15.4
                                                          ----------    -----------   ----------
         Minimum pension liability adjustment:
           Balance, beginning of year..................        (6.2)          (7.7)        (6.1)
           Change during period........................        (1.5)           1.6         (8.3)
                                                          ----------    -----------   ----------
           Balance, end of year........................        (7.7)          (6.1)       (14.4)
                                                          ----------    -----------   ----------

         Net unrealized gain on security transfer
           from held-to-maturity to available-for-sale:
           Balance, beginning of year..................          --             --           --
           Change during period........................          --             --         83.9
                                                          ----------    -----------   ----------
           Balance, end of year........................          --             --         83.9

                                                          ----------    -----------   ----------
         Unrealized gains on derivatives:
           Balance, beginning of year..................          --             --           --
           Change during period........................          --             --          3.9
                                                          ----------    -----------   ----------
           Balance, end of year........................          --             --          3.9
                                                          ----------    -----------   ----------
         Equity adjustment for policyholder
           dividend obligation:
           Balance, beginning of year..................          --             --           --
           Change during period........................          --             --         (8.8)
                                                          ----------    -----------   ----------
           Balance, end of year........................          --             --         (8.8)
                                                          ----------    -----------   ----------
         Cumulative effect of accounting change
           for derivatives:
           Balance, beginning of year..................          --             --           --

           Change during period........................          --             --          1.1
                                                          ----------    -----------   ----------
           Balance, end of year........................          --             --          1.1
                                                          ----------    -----------   ----------
         Accumulated other comprehensive income:
           Balance, beginning of year..................        94.3           24.5         20.2
           Change during period........................       (69.8)          (4.3)        60.9
                                                          ----------    -----------   ----------
           Balance, end of year........................     $  24.5         $ 20.2      $  81.1
                                                          ==========    ===========   ==========

13.      DISCONTINUED OPERATIONS

During 1999, Phoenix Life discontinued its reinsurance, real estate management and group life and health operations. The discontinuation of these operations resulted from the sale of several operations, a signed agreement to sell one of the operations and the implementation of plans to withdraw from the remaining businesses. The operating results of discontinued operations and the gain or loss on disposal are shown in the summary section below.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Reinsurance Operations

In 1999, Phoenix Life exited its reinsurance operations through a combination of sale, reinsurance and placement of certain components into run-off. The reinsurance operations consisted primarily of individual life reinsurance as well as group accident and health reinsurance business. Accordingly, Phoenix Life estimated sales proceeds, net premiums, net claims payments and expenses of winding-down the business. As a result, in 1999 Phoenix Life recognized a $173.1 million pre-tax loss on the disposal of reinsurance operations. The significant components of the loss on the disposal of reinsurance operations were as follows:

On August 1, 1999, Phoenix Life sold its individual life reinsurance operations and certain group health reinsurance business to Employers Reassurance Corporation for $130 million. The transaction was structured as a reinsurance and asset sale transaction (assumption reinsurance), resulting in a pre-tax gain of $113 million. The pre-tax income from operations for the seven months prior to disposal was $19 million. During the third quarter of 2000, Phoenix Life recorded a pre-tax charge of $6 million to reflect an adjustment to estimated individual life reinsurance reserves in accordance with the sales agreement.

During 1999, Phoenix Life placed the retained group accident and health reinsurance business into run-off. Phoenix Life adopted a formal plan to stop writing new contracts covering these risks and end the existing contracts as soon as those contracts would permit. However, Phoenix Life remained liable for claims under those contracts.

In 1999, Phoenix Life reviewed the run-off block and estimated the amount and timing of future net premiums, claims and expenses. Consequently, Phoenix Life increased reserve estimates on the run-off block by $180 million (pre-tax). In addition, as part of the exit strategy, Phoenix Life purchased aggregate excess of loss reinsurance to further protect Phoenix Life from unfavorable results from this discontinued business. This reinsurance is subject to an aggregate retention of $100 million on the discontinued business. Phoenix Life may commute the agreement at any time after September 30, 2004, subject to automatic commutation effective September 30, 2019. Phoenix Life incurred an initial expense of $130 million on the acquisition of this reinsurance.

During 2000, Phoenix Life updated its estimates of future losses related to the group accident and health reinsurance business as well as future expenses associated with managing the run-off. Based on the most recent information available, Phoenix Life increased reserve estimates on the run-off block by $97 million (pre-tax). Phoenix Life determined that the increase to reserves was needed based on revised actuarial assumptions to reflect current and expected deteriorating trends in claim experience and higher than anticipated expenses.

During 2001, Phoenix Life reviewed its estimates of future losses related to the group accident and health reinsurance business as well as future expenses associated with managing the run-off. Based on the most recent information available, Phoenix Life did not recognize any additional reserve provisions.

The additional reserves and aggregate excess of loss reinsurance coverage are expected to cover the run-off of the business; however, the nature of the underlying risks is such that the claims may take years to reach the reinsurers involved. Therefore, Phoenix Life expects to pay claims out of existing estimated reserves for up to ten years as the level of business diminishes.

A significant portion of the claims arising from the discontinued group accident and health reinsurance business arises from the activities of Unicover Managers, Inc. ("Unicover"). Unicover organized and managed a group, or pool, of insurance companies ("Unicover pool") and certain other facilities, which reinsured the life and health insurance components of workers' compensation insurance policies issued by various property and casualty insurance companies. Phoenix Life was a member of the Unicover pool. Phoenix Life terminated its participation in the Unicover pool effective March 1, 1999.

Phoenix Life is involved in disputes relating to the activities of Unicover. Under Unicover's underwriting authority, the Unicover pool and Unicover facilities wrote a dollar amount of reinsurance coverage that was many times greater than originally estimated. As a member of the Unicover pool, Phoenix Life is involved in

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

several proceedings in which the pool members assert that they can deny coverage to certain insurers which claim that they purchased reinsurance coverage from the pool.

Further, Phoenix Life was, along with Sun Life Assurance of Canada ("Sun Life") and Cologne Life Reinsurance Company ("Cologne Life"), a retrocessionaire (meaning a reinsurer of other reinsurers) of the Unicover pool and two other Unicover facilities, providing the pool and facility members with reinsurance of the risks that the pool and facility members had assumed. In September 1999, Phoenix Life joined an arbitration proceeding that Sun Life had begun against the members of the Unicover pool and the Unicover facilities. In this arbitration, Phoenix and Sun Life sought to cancel their retrocession agreement on the grounds that material misstatements and nondisclosures were made to them about, among other things, the amount of risks they would be reinsuring. The arbitration proceedings are ongoing only with respect to the Unicover pool, because Phoenix Life, Sun Life and Cologne Life reached settlement with the two Unicover facilities in the first quarter of 2000 (see discussion below).

In its capacity as a retrocessionaire of the Unicover business, Phoenix Life had an extensive program of its own reinsurance in place to protect it from financial exposure to the risks it had assumed. Currently, Phoenix Life is involved in separate arbitration proceedings with three of its own retrocessionaires which are seeking on various grounds to avoid paying any amounts to Phoenix Life. Most of these proceedings remain in their preliminary phases. Because the same retrocession program that covers Phoenix Life's Unicover business covers a significant portion of its other remaining group accident and health reinsurance business, Phoenix Life could have additional material losses if one or more of its retrocesssionaires successfully avoids its obligations.

During 2000, Phoenix Life reached settlements with several of the companies involved in Unicover. On January 13, 2000, Phoenix Life and the other member companies of the Unicover pool settled with EBI Indemnity Company and affiliates of the Orion Group ("EBI/Orion"), by which all pool members were released from their obligations as reinsurers of EBI/Orion. On January 21, 2000, Phoenix Life settled with Reliance Insurance Company ("Reliance") and its parent Reliance Group Holdings, Inc. and was released from its obligations as a reinsurer of the so-called Reliance facility. On March 27, 2000, Phoenix Life settled with Reliance, Lincoln National Life Insurance Company and Lincoln National Health and Casualty Company, releasing Phoenix Life from its obligations as a reinsurer of the so-called Lincoln facility. On May 28, 2000, Phoenix Life reached an agreement with one of its retrocessionaires, and recovered a substantial portion of its settlement cost on the Reliance settlement. Financial terms of these settlements were consistent with the provisions established by Phoenix Life in 1999. There was no effect on net income resulting from these settlements for the year ended December 31, 2000.

A second set of disputes involves personal accident business that was reinsured in the London reinsurance market in the mid-1990s in which Phoenix Life participated. The disputes involve multiple layers of reinsurance, and allegations that the reinsurance program created by the brokers involved in placing those layers was interrelated and devised to disproportionately pass losses to a top layer of reinsurers. Many companies who participated in this business are involved in arbitrations in which those top layer companies are attempting to avoid their obligations on the basis of misrepresentation. Because of the complexity of the disputes and the reinsurance arrangements, many of these companies are currently participating in negotiations of the disputes for certain contract years, and Phoenix Life believes that similar discussions will follow for the remaining years. Although Phoenix Life is vigorously defending its contractual rights, Phoenix Life is actively involved in the attempt to reach negotiated business solutions.

Given the uncertainty associated with litigation and other dispute resolution proceedings, and the expected long-term development of net claims payments, the estimated amount of the loss on disposal of reinsurance discontinued operations may differ from actual results. However, it is management's opinion, after consideration of the provisions made in these financial statements, as described above, that future developments will not have a material effect on Phoenix Life's consolidated financial position.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The other component of the loss on the disposal of reinsurance discontinued operations in 1999 was as follows:

On June 30, 1999, PM Holdings sold Financial Administrative Services, Inc. ("FAS"), its third party administration subsidiary affiliated with individual life reinsurance, to CYBERTEK, a wholly-owned subsidiary of Policy Management Systems Corporation. Proceeds from the sale were $8.0 million for the common stock plus $1.0 million for a covenant not-to-compete, resulting in a pre-tax gain of $3.8 million.

In addition to the $9.0 million sale price, Phoenix Life will receive additional proceeds contingent on certain revenue targets. Phoenix Life recorded a note receivable for $4.0 million which, under the terms of the agreement, CYBERTEK will repay in six annual installments commencing March 31, 2001 through March 31, 2006. The contingent proceeds will be determined annually but in total, will range from a minimum of $4.0 million to a maximum of $16.0 million. Phoenix received $1.9 million from Computer Sciences Corporation, the successor to CYBERTEK, in 2001.

Real Estate Management Operations

On March 31, 1999, Phoenix Life sold its real estate management subsidiary, Phoenix Realty Advisors, to Henderson Investors International Holdings, B.V. for $7.9 million in cash. The pre-tax gain realized on this transaction was $7.1 million.

On May 25, 2000, Phoenix Life sold its investment in 50% of the outstanding common stock of Pinnacle Realty Management Company, Inc., a real estate property management firm, for $6.0 million. This sale represented Phoenix Life's entire interest in Pinnacle Realty Management Company, Inc. and Phoenix Life now has no other real estate management business. The transaction resulted in a pre-tax loss of $0.6 million.

Group Life and Health Operations

On April 1, 2000, Phoenix Life sold its group life and health business to GE Financial Assurance Holdings, Inc. ("GEFA") except for Phoenix Dental Services, Inc. and California Benefits Dental Plan. Specifically, Phoenix Group Holdings and PM Holdings sold 97% of the common stock of Phoenix American Life Insurance Company and 100% of the common stock of Phoenix Group Services, Inc. and Clinical Disability Management, Inc. for $283.9 million. This amount is comprised of $238.9 million in cash and $45.0 million in common stock of GE Life and Annuity Assurance Company, an affiliate of GEFA. The common stock represents a 3.1% interest in GE Life and Annuity Assurance Company. Phoenix Life retains ownership of 3% of the common stock of Phoenix American Life Insurance Company. Phoenix Life has a right to put these shares back to GEFA beginning in 2005 and ending in 2007. These investments are reported as equity securities on the Consolidated Balance Sheets. The pre-tax gain on the sale was $72.1 million and is reported in discontinued operations gain on disposal, net of income taxes.

The sale to GEFA of 100% of the common stock of Phoenix Dental Services, Inc. and California Benefits Dental Plan closed on October 31, 2000. The sales proceeds for these entities were $2.0 million, which resulted in a pre-tax loss of $0.4 million.

Summary

The assets and liabilities of the discontinued operations have been excluded from the assets and liabilities of continuing operations and separately identified on the Consolidated Balance Sheets. Net assets of the discontinued operations totaled $25.5 million and $20.8 million as of December 31, 2000 and 2001, respectively.

The operating results of discontinued operations and the gain or loss on disposal are presented below. There were no operating results for the year ended December 31, 2001 because the operations were discontinued prior to January 1, 2001.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


                                                                            YEAR ENDED DECEMBER 31,
                                                                         ----------------------------
                                                                            1999            2000
                                                                         ------------    ------------
         INCOME FROM DISCONTINUED OPERATIONS                                    (IN MILLIONS)
         Revenues:
           Reinsurance Operations.....................................      $     --        $     --
           Group Life and Health Operations...........................         453.8           117.6
           Real Estate Management Operations..........................           1.2              .4
                                                                         ------------    ------------
         Total revenues...............................................      $  455.0        $  118.0
                                                                         ============    ============
         Income from discontinued operations:
           Reinsurance Operations.....................................      $     --        $     --
           Group Life and Health Operations...........................          56.8            14.8
           Real Estate Management Operations..........................          (1.6)            (.3)
                                                                         ------------    ------------
         Income from discontinued operations before income taxes                55.2            14.5
         Income taxes.................................................          19.1             5.1
                                                                         ------------    ------------
         Income from discontinued operations, net of income taxes           $   36.1        $    9.4
                                                                         ============    ============

         LOSS ON DISPOSAL OF DISCONTINUED OPERATIONS (Loss) gain on disposal:

           Reinsurance Operations.....................................      $ (173.1)       $ (103.0)
           Real Estate Management Operations..........................           5.9             (.6)
           Group Life and Health Operations...........................            --            71.7
                                                                         ------------    -------------
         Loss on disposal of discontinued operations before income
            taxes.....................................................        (167.2)          (31.9)
         Income taxes.................................................         (58.2)          (11.0)
                                                                         ------------    -------------
         Loss on disposal of discontinued operations, net of income
            taxes.....................................................      $ (109.0)       $  (20.9)
                                                                         ============    =============

14.      CLOSED BLOCK

On the date of demutualization, Phoenix Life established a closed block for the benefit of holders of certain individual participating life insurance policies and annuities of Phoenix Life for which Phoenix Life had a dividend scale payable in 2000. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 2000, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if such experience changes. The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 2000 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in force.

Other than the provisions of SOP 00-3, Phoenix Life uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the date of demutualization. In particular,

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

deferred policy acquisition costs are amortized in proportion to estimated gross margins and the liability for future benefits and services is calculated using the net level premium method.

SOP 00-3 requires the establishment of a policyholder dividend obligation for earnings that inure to benefit policyholders. The excess of closed block liabilities over closed block assets at the effective date of the demutualization (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the estimated maximum future earnings from the closed block expected to result from operations attributed to the closed block after income taxes. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain inforce. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings of the closed block due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block are greater than the expected cumulative earnings of the closed block, Phoenix Life will pay the excess of the actual cumulative earnings of the closed block over the expected cumulative earnings to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative earnings in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative earnings of the closed block are less than the expected cumulative earnings of the closed block, Phoenix Life will recognize only the actual earnings in income. However, Phoenix Life may change policyholder dividend scales in the future which would be intended to increase future actual earnings until the actual cumulative earnings equal the expected cumulative earnings.

In addition to the closed block assets, we hold assets outside the closed block in support of closed block liabilities. Investment earnings on these assets less allocated expenses and the amortization of deferred acquisition costs provide an additional source of earnings to our shareholders. In addition, the amortization of deferred acquisition costs requires the use of various assumptions. To the extent that actual experience is more or less favorable than assumed, shareholder earnings will be impacted.

The principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholders' benefits, policyholder dividends, premium taxes and income taxes. The principal income and expense items excluded from the closed block are management and maintenance expenses, commissions, and investment income and realized investment gains and losses of investment assets outside the closed block that support the closed block business, all of which enter into the determination of total gross margins of closed block policies for the purpose of the amortization of deferred acquisition costs. The amounts shown in the table below for assets and liabilities are those that enter into the determination of amounts to be paid to policyholders.

As specified in the plan of reorganization, the allocation of assets for the closed block was made as of December 31, 1999. Consequently, cumulative earnings on the closed block assets and liabilities for the period January 1, 2000 to December 31, 2001 in excess of expected cumulative earnings do not inure to stockholders and have been used to establish a policyholder dividend obligation as of December 31, 2001. The initial policyholder dividend obligation of $115.5 million consists of $45.2 million of earnings for the period January 1, 2000 to June 30, 2001 and unrealized gains on assets in the closed block as of June 30, 2001 of $70.3 million. The increase in the policyholder dividend obligation of $51.7 million pre-tax, consists of $13.2 million of pre-tax earnings for the period July 1, 2001 to December 31, 2001 and the change in unrealized gains on assets in the closed block for the period July 1, 2001 to December 31, 2001 of $38.5 million, pre-tax. The following sets forth certain summarized financial information relating to the closed block as of the dates indicated:

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


                                                                                     JUNE 30,        DECEMBER 31,
                                                                                       2001              2001
                                                                                   --------------  -----------------
                                                                                            (IN MILLIONS)
           Closed block liabilities:
           -------------------------
              Policy liabilities and accruals and policyholder deposit funds.....      $ 8,937.8          $ 9,150.2
              Policyholder dividends payable.....................................          364.2              357.3
              Policyholder dividend obligation...................................          115.5              167.2
              Other closed block liabilities.....................................           56.1               57.0
                                                                                   --------------  -----------------
                    Total closed block liabilities...............................        9,473.6            9,731.7
                                                                                   --------------  -----------------
           Closed block assets:
           --------------------
              Held-to-maturity debt securities at amortized cost.................        1,594.5                 --
              Available-for-sale debt securities at fair value...................        3,922.7            5,734.2
              Mortgage loans.....................................................          390.6              386.5
              Policy loans.......................................................        1,412.5            1,407.1
              Deferred income taxes..............................................          384.8              392.6
              Investment income due and accrued..................................          125.1              125.3
              Net due and deferred premiums......................................           39.4               41.1
              Cash and cash equivalents..........................................          186.1              239.7
              Other closed block assets..........................................            2.6               14.8
                                                                                   --------------  -----------------
                    Total closed block assets....................................        8,058.3            8,341.3
                                                                                   --------------  -----------------
           Excess of reported closed block liabilities over closed block assets        $ 1,415.3          $ 1,390.4
                                                                                   ==============  =================


           Maximum future earnings to be recognized from closed block assets
              and liabilities....................................................      $ 1,415.3          $ 1,390.4
                                                                                   ==============  =================
           Change in policyholder dividend obligation:
           -------------------------------------------
              Balance at beginning of period.....................................      $      --          $   115.5
              Change during the period...........................................          115.5               51.7
                                                                                   --------------  -----------------
              Balance at end of period...........................................      $   115.5          $   167.2
                                                                                   ==============  =================

The following sets forth certain summarized financial information relating to the closed block for the six months ended December 31, 2001 (in millions):


         Closed block revenues:
         ----------------------
                Premiums....................................................................         $ 565.7
                Net investment income.......................................................           281.1
                Realized investment losses, net.............................................           (18.4)
                                                                                               --------------
                     Total revenues.........................................................           828.4
                                                                                               --------------
         Closed block benefits and expenses:
         -----------------------------------
                Benefits to policyholders and increase in liabilities ......................           580.0
                Other operating costs and expenses..........................................             6.1
                Change in policyholder dividend obligation..................................            13.2
                Dividends to policyholders..................................................           190.8
                                                                                               --------------
                     Total benefits and expenses............................................           790.1
                                                                                               --------------
                     Contribution from the closed block, before income taxes................            38.3
                      Income tax expense....................................................            13.4
                                                                                               --------------
                     Contributions from closed block, after income taxes....................         $  24.9
                                                                                               ==============

15.      PROPERTY, EQUIPMENT AND LEASEHOLD IMPROVEMENTS

Property, equipment and leasehold improvements, consisting primarily of office buildings occupied by Phoenix Life, are stated at depreciated cost. Real estate occupied by Phoenix Life was $83.9 million and $79.1 million at December 31, 2000 and 2001, respectively. Phoenix Life provides for depreciation using straight-line and accelerated methods over the estimated useful lives of the related assets which generally range from

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

five to forty years. Accumulated depreciation and amortization was $204.0 million and $190.4 million at December 31, 2000 and 2001, respectively.

Rental expenses for operating leases, principally with respect to buildings, amounted to $16.3 million, $14.1 million and $13.4 million in 1999, 2000 and 2001, respectively, for continuing operations. Future minimum rental payments under non-cancelable operating leases for continuing operations were approximately $27.0 million as of December 31, 2001, payable as follows: 2002 -- $10.4 million; 2003 -- $7.1 million; 2004 -- $4.7 million; 2005 -- $3.0 million;
2006 -- $1.2 million; and $0.6 million thereafter.

16.      DIRECT BUSINESS WRITTEN AND REINSURANCE

Phoenix Life cedes reinsurance as a means of diversifying underwriting risk. To the extent that reinsuring companies may not be able to meet their obligations under reinsurance agreements in effect, Phoenix Life remains liable. Failure of the reinsurers to honor their obligations could result in losses to the company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, Phoenix Life evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar geographic regions, activities, or economic characteristics of the reinsurers. For direct issues, the maximum of individual life insurance retained by Phoenix Life on any one life is $8 million for single life and joint first-to-die policies and $10 million for joint last-to-die policies, with excess amounts ceded to reinsurers. Phoenix reinsures 80% of the mortality risk on the in force block of the Confederation Life business acquired on December 31, 1997. In addition, Phoenix entered into two separate reinsurance agreements on October 1, 1998 and July 1, 1999 to reinsure 80% of the mortality risk on a substantial portion of its otherwise retained individual life insurance business. Also, Phoenix reinsures 80% to 90% of the mortality risk on certain new issues of term, universal life, variable universal life and whole life products. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. In addition, Phoenix assumes and cedes business related to the group accident and health block in run-off. While Phoenix is not writing any new contracts, Phoenix is contractually obligated to assume and cede premiums related to existing contracts.

Additional information on direct business written and reinsurance assumed and ceded for the years ended December 31, was as follows:




                                                                     1999             2000             2001
                                                                ---------------- ---------------  ---------------
                                                                                 (IN MILLIONS)
      Direct premiums..........................................      $  1,677.5      $  1,399.2      $  1,292.5
      Reinsurance assumed......................................           416.2           202.4            72.9
      Reinsurance ceded........................................          (323.0)         (280.9)         (221.5)
                                                                ---------------- ---------------  ---------------
      Net premiums.............................................         1,770.7         1,320.7         1,143.9
      Less net premiums of discontinued operations.............          (595.0)         (173.3)          (31.2)
                                                                ---------------- ---------------  ---------------
      Net premiums of continuing operations....................      $  1,175.7      $  1,147.4         1,112.7
                                                                ================ ===============  ===============
      Percentage of amount assumed to net premiums.............             24%             15%              6%
                                                                ================ ===============  ===============
      Direct policy and contract claims incurred...............      $    622.3      $    545.0      $    475.2
      Reinsurance assumed......................................           563.8           257.8           116.2
      Reinsurance ceded........................................          (285.4)         (216.2)         (226.1)
                                                                ---------------- ---------------  ---------------
      Net policy and contract claims incurred..................           900.7           586.6           365.3
      Less net incurred claims of discontinued operations......          (661.7)         (234.6)          (13.9)
                                                                ---------------- ---------------  ---------------
      Net policy and contract claims incurred
        of continuing operations...............................      $    239.0      $    352.0      $    351.4
                                                                ================ ===============  ===============

      Direct life insurance in force...........................      $131,052.1      $107,600.7      $111,743.1
      Reinsurance assumed......................................       139,649.9         1,736.4           464.4
      Reinsurance ceded........................................      (207,192.0)      (72,042.4)      (75,787.5)
                                                                ---------------- ---------------  ---------------
      Net insurance in force...................................        63,510.0        37,294.7        36,420.0
      Less insurance in force of discontinued operations.......        (1,619.5)             --            (1.0)

                                                                ---------------- ---------------  ---------------
      Net insurance in force of continuing operations..........      $ 61,890.5      $ 37,294.7      $ 36,419.0
                                                                ================ ===============  ===============
      Percentage of amount assumed to net
        insurance in force.....................................            220%              5%              1%
                                                                ================ ===============  ===============

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Irrevocable letters of credit aggregating $17.5 million at December 31, 2001 have been arranged with United States of America commercial banks in favor of Phoenix to collateralize the ceded reserves. Additional collateral of $73.8 million was in the form of trust agreements for unauthorized reinsurers.

17.      PARTICIPATING LIFE INSURANCE

Participating life insurance in force was 60.0% and 50.4% of the face value of total individual life insurance in force at December 31, 2000 and 2001, respectively. The premiums on participating life insurance policies were 76.8%, 73.1% and 65.3% of total individual life insurance premiums in 1999, 2000, and 2001, respectively.

18.      DEFERRED POLICY ACQUISITION COSTS

The following reflects the amount of policy acquisition costs deferred and amortized for the years ended December 31:


                                                                        1999          2000            2001
                                                                     -----------   ------------    -----------
                                                                                  (IN MILLIONS)
         Balance at beginning of year..............................  $ 1,058.2     $ 1,318.8        $1,019.0
         Acquisition cost deferred.................................      148.2         172.8           206.1
         Amortized to expense during the year......................     (147.9)       (356.0)         (133.0)
         Equity adjustment for policyholder dividend obligation             --            --             3.1
         Adjustment to net unrealized investment gains (losses)
         included in other comprehensive income....................      260.3        (116.6)           28.5
                                                                     -----------   ------------    -----------
         Balance at end of year....................................  $ 1,318.8     $ 1,019.0        $1,123.7
                                                                     ===========   ============    ===========

In conjunction with the December 31, 1997 acquisition of the Confederation Life business, PVFP of $141.2 million is reflected as an element of deferred acquisition costs. The estimated amount to be amortized for the years ending December 31, 2002, 2003, 2004, 2005 and 2006 is $10.3 million, $9.2 million,
$7.9 million, $6.1 million and $4.8 million, respectively. The following is an analysis of PVFP for the years ended December 31:


                                              1999          2000         2001
                                            ----------    ----------   ----------
                                                       (IN MILLIONS)
         Balance at beginning of year.....    $ 136.8       $ 112.7       $ 96.9
         Amortization.....................      (24.1)        (15.8)       (16.3)
                                            ----------    ----------   ----------
         Balance at end of year...........    $ 112.7       $  96.9        $80.6
                                            ==========    ==========   ==========

Interest accrued on the unamortized PVFP balance for the years ended December 31, 1999, 2000 and 2001 was $8.9 million, $7.3 million and $5.8 million, respectively. Interest is accrued at 7.25% on the whole life business and 5.85% on the universal life business.

In the fourth quarter of 2000, Phoenix's Board of Directors approved management's recommendation to reallocate assets supporting Phoenix's participating life policies. This asset reallocation resulted from (1) the execution of Phoenix's wealth management strategy and the resulting significant change in the composition of new life insurance annualized premiums and (2) a review of assets appropriate for the closed block that would be established if Phoenix reorganized from a mutual life insurance company to a stock life insurance company in 2001. This reallocation impacted the estimated future gross margins used to determine the amortization of DAC for participating policies. Accordingly, the revisions to estimated future gross margins resulted in a $218.2 million charge to earnings ($141.8 million, net of tax).

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

19.      MINORITY INTEREST

Phoenix Life's interests in PFG Holdings are represented by ownership of approximately 67% of the outstanding shares of common stock at December 31, 2001. Earnings and equity attributable to minority stockholders are included in minority interest in the Consolidated Financial Statements.

20.      FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

Other than debt securities being held-to-maturity, financial instruments that are subject to fair value disclosure requirements (insurance contracts are excluded) are carried in the Consolidated Financial Statements at amounts that approximate fair value. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses that utilize current interest rates for similar financial instruments that have comparable terms and credit quality.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

Cash and cash equivalents

The carrying amount of cash and cash equivalents approximates fair value.

Short-term investments

The carrying amount of short-term investments approximates fair value.

Debt securities

Fair values are based on quoted market prices where available or quoted market prices of comparable instruments. Fair values of private placement debt securities are estimated using discounted cash flows that reflect interest rates currently being offered with similar terms to borrowers of similar credit quality.

Derivative instruments

Phoenix's derivative instruments include interest rate swap, cap and floor agreements, swaptions and foreign currency swap agreements. Fair values for these contracts are based on current settlement values. These values are based on brokerage quotes that utilize pricing models or formulas based upon current assumptions for the respective agreements.

Equity securities

Fair values are based on quoted market prices where available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

Mortgage loans

Fair values are calculated as the present value of scheduled payments, with the discount based upon the Treasury rate comparable for the remaining loan duration, plus a spread of between 130 and 800 basis points, depending on the internal quality rating of the loan. For loans in foreclosure or default, values were determined assuming principal recovery was the lower of the loan balance or the estimated value of the underlying property.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Policy loans

Fair values are estimated as the present value of loan interest and policy loan repayments discounted at the ten year Treasury rate. Loan repayments were assumed only to occur as a result of anticipated policy lapses and it was assumed that annual policy loan interest payments were made at the guaranteed loan rate less 17.5 basis points. Discounting was at the ten year Treasury rate, except for policy loans with a variable policy loan rate. Variable policy loans have an interest rate that is reset annually based upon market rates and therefore, book value is a reasonable approximation of fair value.

Venture capital partnerships

Fair value of venture capital partnerships is based on the fair value of these partnerships' underlying investments.

At December 31, 2000, the fair values of the underlying investments were calculated as the closing market prices for investments that were publicly traded. For investments that were not publicly traded, fair value was based on estimated fair value as determined by the general partner after giving consideration to operating results, financial conditions, recent sales prices of issuers' securities and other pertinent information.

At December 31, 2001, for underlying investments that were publicly traded, fair values were calculated using quoted market prices, applying liquidity discounts to these prices in instances where such discounts were applied in the underlying partnerships' financial statements. For investments that were not publicly traded, fair value was based on applying a public industry sector index to roll the value forward each quarter. Fair value also incorporated adjustments to reflect market events reported by the partnerships (e.g., new rounds of financing, initial public offerings and writedowns by the general partners).

Investment contracts

In determining the fair value of guaranteed interest contracts, a discount rate equal to the appropriate Treasury rate plus 150 basis points was assumed to determine the present value of projected contractual liability payments through final maturity. The fair value of deferred annuities and supplementary contracts without life contingencies with an interest guarantee of one year or less is valued at the amount of the policy reserve. In determining the fair value of deferred annuities and supplementary contracts without life contingencies with interest guarantees greater than one year, a discount rate equal to the appropriate Treasury rate plus 150 basis points was used to determine the present value of the projected account value of the policy at the end of the current guarantee period.

Deposit type funds, including pension deposit administration contracts, dividend accumulations, and other funds left on deposit not involving life contingencies, have interest guarantees of less than one year for which interest credited is closely tied to rates earned on owned assets. For such liabilities, fair value is assumed to be equal to the stated liability balances.

Long-term debt

The fair value of surplus notes is determined based on contractual cash flows discounted at market rates.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Fair value summary

The estimated fair values of the financial instruments as of December 31 were as follows:


                                                      2000                            2001
                                           ----------------------------   ------------------------------
                                             CARRYING         FAIR          CARRYING           FAIR
                                               VALUE          VALUE           VALUE            VALUE
                                           ------------    ------------   -------------    -------------
                                                                  (IN MILLIONS)
         FINANCIAL ASSETS:

         Cash and cash equivalents.....     $    720.0       $   720.0       $   547.9        $   547.9
         Short-term investments........            3.8             3.8             8.5              8.5
         Debt securities...............        8,058.6         8,077.9         9,599.2          9,599.2
         Equity securities.............          335.5           335.5           286.0            286.0
         Mortgage loans................          593.4           573.8           535.8            554.1
         Derivative instruments........             --             9.9            10.9             10.9
         Policy loans..................        2,105.2         2,182.7         2,172.2          2,252.9
         Venture capital partnerships            467.3           467.3           291.7            291.7
                                           ------------    ------------   -------------    -------------
         Total financial assets........     $ 12,283.8       $12,370.9       $13,452.2        $13,551.2
                                           ============    ============   =============    =============
         FINANCIAL LIABILITIES:
         Investment contracts..........     $    759.0       $   758.9       $ 1,413.0        $ 1,419.7
         Long-term debt................          425.1           428.2           175.0            175.0
                                           ------------    ------------   -------------    -------------
         Total financial liabilities...     $  1,184.1       $ 1,187.1       $ 1,588.0        $ 1,594.7
                                           ============    ============   =============    =============

21.      SEPTEMBER 11, 2001

For the year ended December 31, 2001, Phoenix Life received life insurance claims relating to the September 11, 2001 terrorist attacks totaling $11.7 million. Claim costs were $3.7 million, net of reinsurance, of which $2.1 million reduced net income and $1.6 million were funded by the closed block.

22.      COMMITMENTS AND CONTINGENCIES

Litigation. Certain group accident and health reinsurance business has become the subject of disputes concerning the placement of the business with reinsurers and the recovery of the reinsurance. See note 13-- "Discontinued Operations." Phoenix makes off-balance sheet commitments related to venture capital partnerships. As of December 31, 2001, total unfunded capital commitments were $166.8 million.

23.      STATUTORY FINANCIAL INFORMATION

Phoenix Life's insurance subsidiaries are required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities. Except for the accounting policy involving federal income taxes described next, there were no material practices not prescribed by the Insurance Department of the State of New York ("Insurance Department"), as of December 31, 2000 and 2001. Phoenix Life's statutory federal income tax liability is principally based on estimates of federal income tax due. A deferred income tax liability has also been established for estimated taxes on unrealized gains for common stock and venture capital equity partnerships. Current New York Insurance Law does not allow the recording of deferred income taxes. Phoenix Life has received approval from the Insurance Department for this practice.

Statutory surplus differs from equity reported in accordance with GAAP for life insurance companies primarily because policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, surplus notes are included in surplus rather than debt, post-retirement benefit costs are based on different assumptions and reflect a different method of adoption, life insurance reserves are based on different assumptions and income tax expense reflects only taxes paid or currently payable.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The following reconciles the statutory net income of Phoenix Life as reported to regulatory authorities to the net income reported in these financial statements for the year ended:


                                                                      DECEMBER 31,
                                                         ----------------------------------------
                                                             1999          2000           2001
                                                         -----------    ----------    -----------
                                                                     (IN MILLIONS)
         Statutory net income.......................      $   131.3      $  266.1        $ (13.4)
         DAC, net ..................................          (24.3)       (181.2)          69.7
         Future policy benefits ....................          (27.5)         (2.5)         (18.5)
         Pension and postretirement expenses........           (8.6)         13.2           29.3
         Investment valuation allowances............           15.4         (45.9)        (138.4)
         Interest maintenance reserve...............           (7.2)        (26.1)          13.4
         Deferred income taxes......................            3.9          61.3           52.9
         Other, net.................................            6.2          (1.6)           6.1
                                                         -----------    ----------    -----------
         Net income, as reported....................      $    89.2      $   83.3        $   1.1
                                                         ===========    ==========    ===========

The following reconciles the statutory surplus and asset valuation reserve (AVR) of Phoenix as reported to regulatory authorities to equity as reported in these financial statements:

                                                                       DECEMBER 31,
                                                            --------------------------------
                                                                  2000              2001
                                                                      (IN MILLIONS)
                                                            --------------------------------
         Statutory surplus, surplus notes and AVR......      $    1,883.2       $   1,373.2
         DAC, net......................................           1,062.2           1,225.5
         Future policy benefits........................            (536.0)           (701.9)
         Pension and postretirement expenses...........            (173.3)           (166.1)
         Investment valuation allowance................            (405.9)             66.7
         Interest maintenance reserve..................                .5              12.4
         Deferred income taxes.........................             108.5             122.0
         Surplus notes.................................            (161.4)           (163.3)
         Other, net....................................              63.1              63.6
                                                            --------------    --------------
         Equity, as reported...........................      $    1,840.9       $   1,832.1
                                                            ==============    ==============

In 1998, the National Association of Insurance Commissioners (NAIC) adopted the Codification of Statutory Accounting Principles guidance, which replaces the current accounting practices and procedures manual as the NAIC's primary guidance on statutory accounting as of January 1, 2001. The codification provides guidance for areas where statutory accounting has been silent and changes current statutory accounting in some areas, e.g. deferred income taxes are recorded.

The State of Connecticut Insurance Department has adopted the Codification guidance, effective January 1, 2001. The effect of adoption decreased Phoenix Life's statutory surplus by $67.2 million, primarily as a result of impairment of investments and non-admitting investment income in excess of 90 days and non-admitting of certain assets of its subsidiaries.

         PHOENIX LIFE
         INSURANCE COMPANY
         (A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.) UNAUDITED FINANCIAL STATEMENTS
         MARCH 31, 2002

                         PHOENIX LIFE INSURANCE COMPANY
           (A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
                                TABLE OF CONTENTS

Unaudited Financial Statements:                                                                             PAGE
                                                                                                            ----
Consolidated Balance Sheet as of March 31, 2002 and December 31, 2001...................................... F-48
Consolidated Statement of Income, Comprehensive Income and Stockholder's Equity
for the three months ended March 31, 2002 and 2001......................................................... F-49
Consolidated Condensed Statement of Cash Flows for the three months ended
March 31, 2002 and 2001.................................................................................... F-50
Notes to Unaudited Consolidated Financial Statements....................................................... F-51


                         PHOENIX LIFE INSURANCE COMPANY
           (A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
                           CONSOLIDATED BALANCE SHEET
                              (Amounts in millions)
                      MARCH 31, 2002 AND DECEMBER 31, 2001


                                                                          2002                 2001
                                                                    ----------------     ----------------
ASSETS:
Available-for-sale debt securities, at fair value                 $         10,009.6   $          9,599.2
Equity securities, at fair value                                               297.8                286.0
Mortgage loans, at unpaid principal balances                                   522.7                535.8
Real estate, at lower of cost or fair value                                     75.2                 83.1
Venture capital partnerships, at equity in net assets                          290.3                291.7
Affiliate equity and debt securities                                           295.1                330.6
Policy loans, at unpaid principal balances                                   2,162.8              2,172.2
Other investments                                                              275.9                289.7
                                                                    ----------------     ----------------
    Total investments                                                       13,929.4             13,588.3
Cash and cash equivalents                                                      452.8                547.9
Accrued investment income                                                      217.0                203.1
Premiums, accounts and notes receivable                                        214.3                175.1
Reinsurance recoverable balances                                                55.9                 21.4
Deferred policy acquisition costs                                            1,191.8              1,123.7
Premises and equipment                                                         102.5                102.2
Deferred income taxes                                                            6.7                 22.9
Goodwill and other intangible assets                                            22.6                 22.6
Net assets of discontinued operations                                           20.8                 20.8
Other general account assets                                                     6.6                 32.7
Separate account and investment trust assets                                 5,711.2              5,570.0
                                                                    ----------------     ----------------
    Total assets                                                  $         21,931.6   $         21,430.7
                                                                    ================      ===============

LIABILITIES:
Policy liabilities                                                $         13,395.6   $         13,005.0
Policyholder deposit funds                                                     340.5                356.6
Indebtedness                                                                   175.0                175.0
Other general account liabilities                                              497.5                496.0
Separate account and investment trust liabilities                            5,708.0              5,564.9
                                                                    ----------------     ----------------
    Total liabilities                                                       20,116.6             19,597.5
                                                                    ----------------     ----------------

MINORITY INTEREST:
Minority interest in net assets of subsidiaries                                  1.0                  1.1
                                                                    ----------------     ----------------

STOCKHOLDERS' EQUITY:
Common stock, $1,000 par value: 10,000 shares authorized, issued
    and outstanding                                                             10.0                 10.0
Additional paid-in capital                                                   1,712.0              1,712.0
Retained earnings                                                               53.2                 29.0
Accumulated other comprehensive income                                          38.8                 81.1
                                                                    ----------------     ----------------
    Total stockholders' equity                                               1,814.0              1,832.1
                                                                    ----------------     ----------------
    Total liabilities, minority interest and stockholders' equity $         21,931.6   $         21,430.7
                                                                    ================      ===============


        The accompanying notes are an integral part of these consolidated financial statements.


                         PHOENIX LIFE INSURANCE COMPANY
           (A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
 CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME AND STOCKHOLDERS' EQUITY
                              (Amounts in millions)
                   THREE MONTHS ENDED MARCH 31, 2002 AND 2001

                                                                                       2002             2001
                                                                                    ------------     ------------
REVENUES:
Premiums                                                                         $        257.4   $        266.0
Insurance and investment product fees                                                      62.5            145.5
Net investment income                                                                     228.4            168.2
Net realized investment losses                                                            (35.0)           (15.6)
                                                                                    ------------     ------------
    Total revenues                                                                        513.3            564.1
                                                                                    ------------     ------------
BENEFITS AND EXPENSES:
Policy benefits                                                                           333.9            334.1
Policyholder dividends                                                                     74.2            106.3
Policy acquisition cost amortization                                                      (10.9)            35.1
Intangible asset amortization                                                                 -             13.2
Interest expense                                                                            3.0              7.1
Demutualization expenses                                                                      -             10.7
Other operating expenses                                                                   63.0            237.4
                                                                                    ------------     ------------
    Total benefits and expenses                                                           463.2            743.9
                                                                                    ------------     ------------
Income (loss) before income taxes and minority interest                                    50.1           (179.8)
Applicable income tax expense (benefit)                                                    15.5            (69.0)
                                                                                    ------------     ------------
Income (loss) before minority interest                                                     34.6           (110.8)
Minority interest in net income of subsidiaries                                               -             (1.8)
                                                                                    ------------     ------------
INCOME (LOSS) BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGES                               34.6           (112.6)
Cumulative effect of accounting changes:
    Goodwill impairment                                                                   (10.4)               -
    Venture capital partnerships and derivative financial instruments                         -            (44.9)
                                                                                    ------------     ------------
NET INCOME (LOSS)                                                                $         24.2   $       (157.5)
                                                                                    ============     ============

COMPREHENSIVE INCOME:
NET INCOME (LOSS)                                                                $         24.2   $       (157.5)
Other comprehensive loss:
    Net unrealized investment losses                                                      (28.6)           (10.9)
    Net unrealized foreign currency translation adjustment and other                      (13.7)            (5.1)
                                                                                    ------------     ------------
        Total other comprehensive loss                                                    (42.3)           (16.0)
                                                                                    ------------     ------------
COMPREHENSIVE LOSS                                                               $        (18.1)  $       (173.5)
                                                                                    ============     ============

STOCKHOLDERS' EQUITY:
STOCKHOLDERS' EQUITY, BEGINNING OF PERIOD                                        $      1,832.1   $      1,840.9
Comprehensive loss                                                                        (18.1)          (173.5)
Other equity adjustments                                                                      -              3.2
                                                                                    ------------     ------------
STOCKHOLDERS' EQUITY, END OF PERIOD                                              $      1,814.0   $      1,670.6
                                                                                    ============     ============


        The accompanying notes are an integral part of these consolidated financial statements.

                         PHOENIX LIFE INSURANCE COMPANY
           (A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
                 CONSOLIDATED CONDENSED STATEMENT OF CASH FLOWS
                              (Amounts in millions)
                   THREE MONTHS ENDED MARCH 31, 2002 AND 2001

                                                                                     2002                 2001
                                                                                ---------------      ---------------
OPERATING ACTIVITIES:
CASH FOR OPERATIONS                                                          $            (3.3)   $           (23.5)
                                                                                ---------------      ---------------

INVESTING ACTIVITIES:
Available-for-sale debt security sales, maturities and repayments                        486.9                365.0
Held-to-maturity debt security maturities and repayments                                     -                 46.1
Equity security sales                                                                     13.1                 39.7
Subsidiary sales                                                                             -                  2.0
Mortgage loan maturities and principal repayments                                         13.3                 24.3
Venture capital partnership distributions                                                  9.2                  9.2
Real estate and other invested assets sales                                               22.2                   .7
Available-for-sale debt security purchases                                              (930.8)              (520.5)
Held-to-maturity debt security purchases                                                     -                (68.9)
Equity security purchases                                                                (13.2)               (23.5)
Subsidiary purchases                                                                         -               (367.2)
Mortgage loan principal disbursements                                                        -                  (.2)
Unconsolidated affiliate and other invested asset purchases                              (20.0)               (12.4)
Venture capital partnership investments                                                  (13.0)               (12.9)
Other continuing operation investing activities, net                                      (6.5)                (6.1)
Policy loan receipts (advances), net                                                       9.4                (16.5)
Premises and equipment additions                                                          (3.7)                (3.9)
                                                                                ---------------      ---------------
CASH FOR CONTINUING OPERATIONS                                                          (433.1)              (545.1)
Cash from discontinued operations                                                         25.4                 16.0
                                                                                ---------------      ---------------
CASH FOR INVESTING ACTIVITIES                                                           (407.7)              (529.1)
                                                                                ---------------      ---------------

FINANCING ACTIVITIES:
Policyholder deposit fund receipts, net                                                  315.9                100.9
Indebtedness proceeds                                                                        -                180.0
Indebtedness repayments                                                                      -               (134.2)
Minority interest distributions                                                              -                 (5.8)
                                                                                ---------------      ---------------

CASH FROM FINANCING ACTIVITIES                                                           315.9                140.9
                                                                                ---------------      ---------------

CASH AND CASH EQUIVALENTS CHANGES                                                        (95.1)              (411.7)
Cash and cash equivalents, beginning of period                                           547.9                720.0
                                                                                ---------------      ---------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                     $           452.8    $           308.3
                                                                                ===============      ===============


        The accompanying notes are an integral part of these consolidated financial statements.

                         PHOENIX LIFE INSURANCE COMPANY
           (A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
            NOTES TO THE UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS


1.   DESCRIPTION OF BUSINESS

     Phoenix Life Insurance Company ("Phoenix Life") and its subsidiaries offer a broad range of life insurance and annuity products in the United States of America. Phoenix Life is a wholly-owned subsidiary of The Phoenix Companies, Inc. ("Phoenix"), a publicly traded company. See note 3--"Reorganization and Initial Public Offering."

2.   BASIS OF  PRESENTATION

     The accompanying unaudited consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for interim financial information. Accordingly, they do not include all of the information and footnotes required by GAAP for complete financial statements.

     In the opinion of management, all adjustments (consisting only of normal recurring accruals) considered necessary for a fair statement have been included. Operating results for the three months ended March 31, 2002 are not necessarily indicative of the results that may be expected for the year ending December 31, 2002. These unaudited consolidated financial statements should be read in conjunction with the consolidated financial statements of Phoenix Life for the year ended December 31, 2001.

3.   REORGANIZATION AND INITIAL PUBLIC OFFERING

     On December 18, 2000, the board of directors of Phoenix Home Life Mutual Insurance Company ("Phoenix Mutual") unanimously adopted a plan of reorganization which was amended and restated on January 26, 2001. On June 25, 2001, the effective date of the demutualization, Phoenix Mutual converted from a mutual life insurance company to a stock life insurance company, became a wholly owned subsidiary of Phoenix and changed its name to Phoenix Life Insurance Company. All policyholder membership interests in the mutual company were extinguished on the effective date and eligible policyholders of the mutual company received 56.2 million shares of common stock, $28.8 million of cash and $12.7 million of policy credits as compensation. The demutualization was accounted for as a reorganization. In addition, Phoenix Life established a closed block for the benefit of holders of certain of its individual life insurance policies. The purpose of the closed block is to protect, after demutualization, the reasonable policy dividend expectations of the holders of the policies included in the closed block. The closed block will continue in effect until such date as none of such policies are in force. See note 6, "Closed Block."

     On June 25, 2001, Phoenix closed its IPO, in which 48.8 million shares of common stock were issued at a price of $17.50 per share. Net proceeds from the IPO equaling $807.9 million were contributed to Phoenix Life. On July 24, 2001, Morgan Stanley Dean Witter exercised its right to purchase 1,395,900 shares of the common stock of Phoenix at the IPO price of $17.50 per share less underwriters discount. Net proceeds of $23.2 million were contributed to Phoenix Life.

4.   SUMMARY OF NEW SIGNIFICANT ACCOUNTING POLICIES

     Goodwill and Other Intangible Assets

     Effective January 1, 2002, Phoenix Life adopted a new accounting standard for goodwill and other intangible assets. The standard primarily addresses the accounting for goodwill and intangible assets subsequent to their initial recognition. Under the standard, amortization of goodwill and other intangible assets with indefinite lives recorded in past business combinations is discontinued after 2001 and reporting units must be identified for the purpose of assessing potential future impairments of goodwill. In accordance with the standard, goodwill amortization will not be recognized after 2001.

                         PHOENIX LIFE INSURANCE COMPANY
           (A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
            NOTES TO THE UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS


     The provisions of the standard also apply to equity-method investments. The standard prohibits amortization of the excess of cost over the underlying equity in the net assets of an equity-method investee that is recognized as goodwill.

     The standard also requires that goodwill and indefinite-lived intangible assets be tested at least annually for impairment. Upon adoption of the standard, goodwill and indefinite-lived intangibles were tested for impairment by comparing the fair value to the carrying amount of the asset as of the beginning of 2002. The effect of adopting the standard in 2002 decreased after-tax income by $10.4 million for the three months ended March 31, 2002, primarily due to declines in the market value of the business units previously acquired. The asset write-down related to the impairment charge was applied to affiliate equity, because the related business unit is an equity-method investment. Phoenix Life recognized $4.0 million in goodwill amortization in the first quarter of 2001.

     Impairment of Long-Lived Assets

     Effective January 1, 2002, Phoenix Life adopted a new accounting standard, Accounting for the Impairment or Disposal of Long-Lived Assets. Under the standard, long-lived assets to be sold within one year must be separately identified and carried at the lower of carrying value or fair value less cost to sell.

     Long-lived assets expected to be held longer than one year are subject to depreciation and must be written down to fair value upon impairment. Long-lived assets no longer expected to be sold within one year, such as some foreclosed real estate, must be written down to the lower of current fair value or fair value at the date of foreclosure adjusted to reflect depreciation since acquisition. Upon adoption of the standard, Phoenix Life determined there was no material effect on its results of operations or financial condition.

5.   SIGNIFICANT TRANSACTIONS

     Deferred Policy Acquisition Costs

     In the first quarter of 2002, Phoenix Life refined the mortality assumptions used in the development of estimated gross margins for the traditional participating block of business to reflect favorable experience. This revision resulted in a $22.1 million increase in the deferred acquisition cost balances.

6.   CLOSED BLOCK

     On the date of demutualization, Phoenix Life established a closed block for the benefit of holders of certain individual participating life insurance policies and annuities of Phoenix Life for which Phoenix Life had a dividend scale payable in 2000. See note 14 of Phoenix Life's consolidated financial statements for the year ended December 31, 2001 for more information on the closed block.

     As specified in the plan of reorganization, the allocation of assets for the closed block was made as of December 31, 1999. Consequently, cumulative earnings on the closed block assets and liabilities for the period January 1, 2001 to March 31, 2002 in excess of expected cumulative earnings did not inure to stockholders and have been used to establish a policyholder dividend obligation as of March 31, 2002. The decrease in the policyholder dividend obligation of $64.4 million pre-tax, consists of $26.2 million of pre-tax losses for the period January 1, 2002 to March 31, 2002 and the unrealized losses on assets in the closed block for the period January 1, 2002 to March 31, 2002 of $38.2 million, pre-tax.


                         PHOENIX LIFE INSURANCE COMPANY
           (A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
            NOTES TO THE UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

    The following sets forth certain summarized financial information relating to the closed block as of March 31, 2002 and December 31, 2001 (in millions):

                                                                                   2002               2001
                                                                              ---------------     --------------
         LIABILITIES:
         Policy liabilities and accruals and policyholder deposit funds     $         9,202.2   $        9,150.2
         Policyholder dividends payable                                                 366.4              357.3
         Policyholder dividend obligation                                               102.8              167.2
         Other closed block liabilities                                                  62.5               57.0
                                                                              ---------------     --------------
         Total closed block liabilities                                               9,733.9            9,731.7
                                                                              ---------------     --------------
         ASSETS:
         Available-for-sale debt securities at fair value                             5,812.0            5,734.2
         Mortgage loans                                                                 380.5              386.5
         Policy loans                                                                 1,399.8            1,407.1
         Deferred income taxes                                                          391.9              392.6
         Investment income due and accrued                                              127.4              125.3
         Net due and deferred premiums                                                   39.5               41.1
         Cash and cash equivalents                                                      162.7              239.7
         Other closed block assets                                                       43.4               14.8
                                                                              ---------------     --------------
         Total closed block assets                                                    8,357.2            8,341.3
         Excess of reported closed block liabilities over closed block assets representing maximum future earnings to be recognized
            from closed block assets and liabilities                       $         1,376.7   $        1,390.4
                                                                            =================    ==============

         CHANGE IN POLICYHOLDER DIVIDEND OBLIGATION:
         Balance at beginning of period                                     $           167.2   $          115.5
         Change during the period                                                       (64.4)              51.7
                                                                              ---------------     --------------
         Balance at end of period                                           $           102.8   $          167.2
                                                                            =================    ==============

The following sets forth certain summarized financial information relating to the closed block for the quarter ended March 31, 2002 (in millions):

         REVENUES:
         Premiums                                                           $           248.7
         Net investment income                                                          138.8
         Realized investment losses, net                                                (36.1)
                                                                              ---------------
         Total revenues                                                                 351.4
                                                                              ---------------
         EXPENSES:
         Benefits to policyholders                                                      253.5
         Other operating costs and expenses                                               2.8
         Change in policyholder dividend obligation                                     (26.2)
         Dividends to policyholders                                                     100.2
                                                                              ---------------
         Total benefits and expenses                                                    330.3
                                                                              ---------------
         Contribution from the closed block, before income taxes                         21.1
         Income tax expense                                                               7.4
                                                                              ---------------
         Contributions from closed block, after income taxes                $            13.7
                                                                            =================

7.   DISCONTINUED REINSURANCE OPERATIONS

     In 1999, Phoenix Life exited its reinsurance operations through a combination of sale, reinsurance and placement of certain components into run-off. The reinsurance segment consisted primarily of individual life reinsurance operations as well as group accident and health reinsurance business. Phoenix Life placed the retained group

                         PHOENIX LIFE INSURANCE COMPANY
           (A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
            NOTES TO THE UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

     accident and health reinsurance business into run-off. Phoenix Life adopted a formal plan to stop writing new contracts covering these risks and end the existing contracts as soon as those contracts would permit. However, Phoenix Life remained liable for claims under those contracts.

     Phoenix Life has reviewed its estimates of future losses related to the group accident and health reinsurance business as well as future expenses associated with managing the run-off. Based on the most recent information available, Phoenix Life did not recognize any additional reserve provisions during the first three months of 2002.

     Phoenix Life's reserves and aggregate excess of loss reinsurance coverage are expected to cover the run-off of the business; however, the nature of the underlying risks is such that the claims may take years to reach the reinsurers involved. Therefore, Phoenix Life expects to pay claims out of existing estimated reserves for up to ten years as the level of business diminishes.

     A significant portion of the claims arising from the discontinued group accident and health reinsurance business arises from the activities of Unicover Managers, Inc. ("Unicover"). Unicover organized and managed a group, or pool, of insurance companies ("Unicover pool") and certain other facilities, which reinsured the life and health insurance components of workers' compensation insurance policies issued by various property and casualty insurance companies. Phoenix Life was a member of the Unicover pool. Phoenix Life terminated its participation in the Unicover pool effective March 1, 1999.

     Phoenix Life is involved in disputes relating to the activities of Unicover. Under Unicover's underwriting authority, the Unicover pool and Unicover facilities wrote a dollar amount of reinsurance coverage that was many times greater than originally estimated. As a member of the Unicover pool, Phoenix Life is involved in several disputes in which the pool members assert that they can deny coverage to certain insurers that claim that they purchased reinsurance coverage from the pool.

     Further, Phoenix Life was, along with Sun Life Assurance of Canada ("Sun Life") and Cologne Life Reinsurance Company ("Cologne Life"), a retrocessionaire (meaning a reinsurer of other reinsurers) of the Unicover pool and two other Unicover facilities, providing the pool and facility members with reinsurance of the risks that the pool and facility members had assumed. In September 1999, Phoenix Life joined an arbitration proceeding that Sun Life had begun against the members of the Unicover pool and the Unicover facilities. In this arbitration, Phoenix Life and Sun Life sought to cancel their retrocession agreement on the grounds that material misstatements and nondisclosures were made to them about, among other things, the amount of risks they would be reinsuring. The arbitration proceedings are ongoing only with respect to the Unicover pool, because Phoenix Life, Sun Life and Cologne Life reached settlement with the two Unicover facilities in the first quarter of 2000.

     In its capacity as a retrocessionaire of the Unicover business, Phoenix Life had an extensive program of its own reinsurance in place to protect it from financial exposure to the risks it had assumed. Currently, Phoenix Life is involved in separate arbitration proceedings with certain of its own retrocessionaires which are seeking on various grounds to avoid paying any amounts to Phoenix Life. Most of these proceedings remain in their preliminary phases. Because the same retrocession program that covers Phoenix Life's Unicover business covers a significant portion of its other remaining group accident and health reinsurance business, Phoenix Life could have additional material losses if one or more of its retrocessionaires successfully avoids its obligations.

     A second set of disputes involves personal accident business that was reinsured in the London reinsurance market in the mid-1990s in which Phoenix Life participated. The disputes involve multiple layers of reinsurance, and allegations that the reinsurance program created by the brokers involved in placing those layers was interrelated and devised to disproportionately pass losses to a top layer of reinsurers. Many companies who participated in this business are involved in arbitrations in which those top layer companies are attempting to avoid their obligations on the basis of misrepresentation. Because of the complexity of the disputes and the reinsurance arrangements, many of these companies are currently participating in negotiations of the disputes for certain contract years, and Phoenix Life believes that similar discussions will follow for the remaining years. Although Phoenix Life is

                         PHOENIX LIFE INSURANCE COMPANY
           (A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
            NOTES TO THE UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

     vigorously defending its contractual rights, Phoenix Life is actively involved in the attempt to reach negotiated business solutions.

     Given the uncertainty associated with litigation and other dispute resolution proceedings, and the expected long-term development of net claims payments, the estimated amount of the loss on disposal of reinsurance discontinued operations may differ from actual results. However, it is management's opinion, after consideration of the provisions made in these financial statements, that future developments will not have a material effect on Phoenix Life's consolidated financial position.

     The assets and liabilities of the discontinued operations have been excluded from the assets and liabilities of continuing operations and separately identified on the Consolidated Balance Sheet. Net assets of the discontinued operations totaled $20.7 million and $20.8 million as of March 31, 2002 and December 31, 2001, respectively.

     There were no discontinued reinsurance operating results for the three months ended March 31, 2002 and 2001 because the operations were discontinued prior to January 1, 2001.

8.   COMMITMENTS AND CONTINGENCIES

     Certain group accident and health reinsurance business has become the subject of disputes concerning the placement of the business with reinsurers and the recovery of the reinsurance. See note 7, "Discontinued Operations."

     Phoenix Life makes off-balance sheet commitments related to venture capital partnerships. As of March 31, 2002, total unfunded capital commitments were $162.0 million.

GLOSSARY OF SPECIAL TERMS

--------------------------------------------------------------------------------
The following is a list of terms and their meanings when used in this prospectus.

ACCOUNT: Phoenix Life Variable Universal Life Account, a separate account of the Company.

ACQUISITION EXPENSE (ACQUISITION EXPENSE ALLOWANCE): The amount set forth on the schedule pages of the policy. It equals the aggregate of the sales load, issue administration charge and premium taxes assessed under the policy. The acquisition expense is deducted from the issue premium and recredited to policy value. A pro rata portion of the acquisition expense is deducted from policy value monthly during the first 10 policy years. Upon Policy lapse or full surrender, any unpaid acquisition expense is paid.

ADDITIONAL NET PREMIUM: Additional premium reduced by the premium tax charge and, for additional premiums received during a grace period, by the amount needed to cover any monthly deductions made during the grace period.

BENEFICIARY: The person or persons specified by the policyowner as entitled to receive the death benefits under a policy.

CASH VALUE: The policy value less the balance of any unpaid acquisition expense allowance.

DEATH BENEFIT ADJUSTMENT RATES: Rates used to calculate the variable death benefit under a policy as set forth in a table in the schedule pages of the policy.


GENERAL ACCOUNT: The general asset account of Phoenix.


GUARANTEED INTEREST ACCOUNT (GIA): An investment option under which amounts deposited are guaranteed to earn a fixed rate of interest. We may credit excess interest at our sole discretion.

IN FORCE: Conditions under which the coverage under a policy is in effect and the insured's life remains insured.

INSURED: The person upon whose life the policy is issued.

IN WRITING (WRITTEN REQUEST): In a written form satisfactory to Phoenix and delivered to VPMO.

ISSUE PREMIUM: The premium payment made in connection with issuing the policy.

LOAN ACCOUNT: An account within the General Account to which amounts are transferred for policy loans.

MATURITY DATE: The anniversary of the policy nearest the insured's 95th birthday, if the insured is living.

MONTHLY CALCULATION DAY: The first monthly calculation day is the same day as the policy date. Subsequent monthly calculation days are the same day of each month thereafter or, if such day does not fall within a given month, the last day of that month will be the monthly calculation day.

NET ASSET VALUE: The worth of one share of a series of a fund at the end of a valuation period. Net Asset Value is computed by adding the value of a series' holdings plus other assets, minus liabilities and then dividing the result by the number of shares outstanding.

NYSE: The New York Stock Exchange.

PAYMENT DATE: The valuation date on which we receive a premium payment or loan repayment, unless it is received after the close of the New York Stock Exchange, in which case it will be the next valuation date.

PHOENIX (COMPANY, OUR, US, WE): Phoenix Life Insurance Company.

POLICY ANNIVERSARY: Each anniversary of the policy date.

POLICY DATE: The policy date as shown on the schedule page of the policy. It is the date from which we measure policy years and policy anniversaries.

POLICY MONTH: The period from one monthly calculation day up to, but not including, the next monthly calculation day.

POLICYOWNER (OWNER, YOU, YOUR): The person(s) who purchase(s) a policy.

POLICY VALUE: The sum of a policy's share in the values of each subaccount of the Account plus the policy's share in the values of the Guaranteed Interest Account.

POLICY YEAR: The first policy year is the 1-year period from the policy date up to, but not including, the first policy anniversary. Each succeeding policy year is the 1-year period from the policy anniversary up to, but not including, the next policy anniversary.

PROPORTIONATE (PRO RATA): Amounts allocated to subaccounts on a pro rata basis are allocated by increasing or decreasing a policy's share in the value of the affected subaccounts and the Guaranteed Interest Account so that such shares maintain the same ratio to each other before and after the allocation.

SERIES: A separate investment portfolio of a fund.

SUBACCOUNTS: Accounts within the Account to which nonloaned assets under a policy are allocated.

SURRENDER VALUE: The cash value less any indebtedness under the policy.

TARGET FACE AMOUNT: The target face amount as shown in the schedule pages of the policy or as later changed in accordance with the partial surrender provision.

UNIT: A standard of measurement used to set the value of a policy. The value of a unit for each subaccount will reflect the investment performance of that subaccount and will vary in dollar amount.

VALUATION DATE: For any subaccount, each date on which we calculate the net asset value of the fund is determined.

VALUATION PERIOD: For any subaccount, the period in days from the end of one valuation date through the next.

VPMO: The Variable Products Mail Operation Division of Phoenix that receives and processes incoming mail for Variable Universal and Life Administration.

VULA: Variable and Universal Life Administration.

                                                                     [VERSION B]
                            THE PHOENIX EDGE(R)-SPVL
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

                    ISSUED BY: PHOENIX LIFE INSURANCE COMPANY


PROSPECTUS                                                        AUGUST 9, 2002


This prospectus describes a modified single premium variable life insurance policy. The policy provides lifetime insurance protection for as long as it remains in force. You may allocate premiums and policy value to the Guaranteed Interest Account and/or one or more of the subaccounts of the Phoenix Life Variable Universal Life Account (the "Account"). The subaccounts purchase, at net asset value, shares of the following funds:

THE PHOENIX EDGE SERIES FUND
----------------------------
   [diamond] Phoenix-Aberdeen International Series
   [diamond] Phoenix-Aberdeen New Asia Series
   [diamond] Phoenix-AIM Mid-Cap Equity Series
   [diamond] Phoenix-Alliance/Bernstein Growth + Value Series [diamond] Phoenix-Deutsche Dow 30 Series
   [diamond] Phoenix-Deutsche Nasdaq-100 Index(R) Series [diamond] Phoenix-Duff & Phelps Real Estate Securities Series [diamond] Phoenix-Engemann Capital Growth Series
   [diamond] Phoenix-Engemann Small & Mid-Cap Growth Series [diamond] Phoenix-Federated U.S. Government Bond Series (1) [diamond] Phoenix-Goodwin Money Market Series
   [diamond] Phoenix-Goodwin Multi-Sector Fixed Income Series [diamond] Phoenix-Hollister Value Equity Series
   [diamond] Phoenix-J.P. Morgan Research Enhanced Index Series [diamond] Phoenix-Janus Flexible Income Series
   [diamond] Phoenix-Janus Growth Series

   [diamond] Phoenix-Kayne Large-Cap Core Series
   [diamond] Phoenix-Kayne Small-Cap Quality Value Series
   [diamond] Phoenix-Lazard International Equity Select Series
   [diamond] Phoenix-Lazard Small-Cap Value Series
   [diamond] Phoenix-Lazard U.S. Multi-Cap Series
   [diamond] Phoenix-Lord Abbett Bond-Debenture Series
   [diamond] Phoenix-Lord Abbett Large-Cap Value Series
   [diamond] Phoenix-Lord Abbett Mid-Cap Value Series

   [diamond] Phoenix-MFS Investors Growth Stock Series [diamond] Phoenix-MFS Investors Trust Series
   [diamond] Phoenix-MFS Value Series
   [diamond] Phoenix-Oakhurst Growth and Income Series [diamond] Phoenix-Oakhurst Strategic Allocation Series [diamond] Phoenix-Sanford Bernstein Global Value Series [diamond] Phoenix-Sanford Bernstein Mid-Cap Value Series [diamond] Phoenix-Sanford Bernstein Small-Cap Value Series [diamond] Phoenix-Seneca Mid-Cap Growth Series
   [diamond] Phoenix-Seneca Strategic Theme Series

   [diamond] Phoenix-State Street Research Small-Cap Growth Series

   [diamond] Phoenix-Van Kampen Focus Equity Series

AIM VARIABLE INSURANCE FUNDS
----------------------------
   [diamond] AIM V.I. Capital Appreciation Fund
   [diamond] AIM V.I. Premier Equity Fund

THE ALGER AMERICAN FUND
-----------------------
   [diamond] Alger American Leveraged AllCap Portfolio

FEDERATED INSURANCE SERIES
--------------------------
   [diamond] Federated Fund for U.S. Government Securities II
   [diamond] Federated High Income Bond Fund II

FIDELITY(R) VARIABLE INSURANCE PRODUCTS
---------------------------------------
   [diamond] VIP Contrafund(R) Portfolio
   [diamond] VIP Growth Opportunities Portfolio
   [diamond] VIP Growth Portfolio

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2
--------------------------------------------------------------
   [diamond] Mutual Shares Securities Fund

   [diamond] Templeton Developing Markets Securities Fund (1)

   [diamond] Templeton Foreign Securities Fund
   [diamond] Templeton Global Asset Allocation (1)
   [diamond] Templeton Growth Securities Fund

SCUDDER VIT FUNDS
-----------------
   [diamond] Scudder VIT EAFE(R) Equity Index Fund
   [diamond] Scudder VIT Equity 500 Index Fund

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
---------------------------------------
   [diamond] Technology Portfolio

WANGER ADVISORS TRUST
---------------------
   [diamond] Wanger Foreign Forty
   [diamond] Wanger International Small Cap
   [diamond] Wanger Twenty
   [diamond] Wanger U.S. Smaller Companies


(1) Not available for new investors


IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT US AT:[envelope] PHOENIX VARIABLE
                                                           PRODUCTS MAIL

                                                           OPERATIONS ("VPMO")

                                                           PO Box 8027
                                                           Boston, MA 02266-8027

                                               [telephone] Variable and
                                                           Universal Life
                                                           Administration
                                                           ("VULA")

                                                           800/541-0171

This policy will usually be a modified endowment contract. Any loan, surrender or withdrawal may be subject to income tax and a 10% penalty.

It may not be in your best interest to purchase a policy to replace an existing life insurance policy or annuity contract. You must understand the basic features of the proposed policy and your existing coverage before you decide to replace your present coverage. You must also know if the replacement may result in any income taxes.

The policy is not a deposit nor an obligation of, underwritten or guaranteed by, any financial institution or credit union. It is not federally insured or endorsed by the Federal Deposit Insurance Corporation or any other state or federal agency. Policy investments are subject to risk, including the fluctuation of policy values and possible loss of principal invested or premiums paid.


The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities, nor passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


Read and keep this prospectus for future reference.

                                TABLE OF CONTENTS

Heading                                                  Page
-------------------------------------------------------------

PART I--GENERAL POLICY PROVISIONS.......................    5
    SUMMARY ...........................................     5
        Overview.......................................     5
        Underwriting...................................     5
        Charges Under the Policy.......................     5
        Policy Value Charges...........................     5
            Administrative Charge......................     6
            Cost of Insurance Charge...................     6
            Tax Charge.................................     6
            Mortality and Expense Risk Charge..........     6
            Rider Charge...............................     6
            Surrender Charges..........................     6
        Other Charges..................................     6
            Loan Interest Rate Charged.................     6
            Charges for Federal Income Taxes...........     6
            Fund Charges...............................     6
            Reduction in Charges.......................    10
    PHOENIX AND THE ACCOUNT............................    10
        Phoenix........................................    10
        The Account....................................    10
    PERFORMANCE HISTORY................................    10
    INVESTMENTS OF THE ACCOUNT.........................    10
        Participating Investment Funds.................    10
        Investment Advisors............................    13
        Services of the Advisors.......................    14
        Reinvestment and Redemption....................    14
        Substitution of Investments....................    14
        The Guaranteed Interest Account................    14
    PREMIUMS...........................................    15
        Minimum Premiums...............................    15
        Allocation of Issue Premium....................    15
        Free Look Period...............................    15
        Transfers......................................    15
        Optional Programs and Additional Benefits......    16
            Dollar Cost Averaging Program..............    16
        Automatic Asset Rebalancing....................    16
        Additional Rider Benefits......................    16
            Living Benefits............................    16
        Account Valuation Procedures...................    16
            Valuation Date.............................    16
            Valuation Period...........................    16
            Determination of Unit Values...............    17
            Net Investment Factor......................    17
        Death Benefit..................................    17
            General....................................    17
        Surrenders.....................................    17
            General....................................    17
            Free Withdrawals...........................    17
            Full Surrenders............................    17
            Partial Surrenders.........................    17
            Partial Surrender: Effect on
             Death Benefit.............................    18
        Policy Loans...................................    18
            Source of Loan.............................    18
            Interest Charged on Loans..................    18
            Interest Credited to the Loan Account
             and Preferred Loans.......................    18
            Repayment..................................    18
            Effect of Loan.............................    18
        Lapse..........................................    18
PART II--ADDITIONAL POLICY PROVISIONS..................    19
        Postponement of Payments.......................    19
        Payment by Check...............................    19
        The Contract...................................    19
        Suicide........................................    19
        Incontestability...............................    19
        Change of Owner or Beneficiary.................    19
        Assignment.....................................    19
        Misstatement of Age or Sex.....................    19
        Surplus........................................    19
    PAYMENT OF PROCEEDS................................    20
        Surrender and Death Benefit Proceeds...........    20
        Payment Options................................    20
PART III--OTHER IMPORTANT INFORMATION...................   21
    FEDERAL INCOME TAX CONSIDERATIONS..................    21
        Introduction...................................    21
        Phoenix's Income Tax Status....................    21
        Policy Benefits................................    21
            Death Benefit Proceeds.....................    21
            Full Surrender.............................    21
            Partial Surrender..........................    21
            Loans......................................    22
        Business-Owned Policies........................    22
        Modified Endowment Contracts...................    22
            General....................................    22
            Reduction in Benefits During the
             First 7 Years.............................    22
            Distributions Affected.....................    22
            Penalty Tax................................    22
            Material Change Rules......................    22
            Serial Purchase of Modified
             Endowment Contracts.......................    23
        Limitations on Unreasonable Mortality
            and Expense Charges........................    23
        Diversification Standards......................    23
        Change of Ownership or
            Insured or Assignment......................    24
        Other Taxes....................................    24
    VOTING RIGHTS .....................................    24
    THE DIRECTORS AND EXECUTIVE OFFICERS
        OF PHOENIX ....................................    24
    SAFEKEEPING OF THE ACCOUNT'S ASSETS ...............    26
    SALES OF POLICIES .................................    26
    STATE REGULATION ..................................    26

    REPORTS ...........................................    27
    LEGAL PROCEEDINGS .................................    27
    LEGAL MATTERS .....................................    27
    REGISTRATION STATEMENT ............................    27
    FINANCIAL STATEMENTS ..............................    27
    PHOENIX LIFE VARIABLE UNIVERSAL
        LIFE ACCOUNT FINANCIAL STATEMENTS,
        DECEMBER 31, 2001 .............................  SA-1
    PHOENIX LIFE INSURANCE COMPANY,
        FINANCIAL STATEMENTS,
        DECEMBER 31, 2001.............................    F-1

    PHOENIX LIFE INSURANCE COMPANY UNAUDITED,
        FINANCIAL STATEMENTS,
        MARCH 31, 2002................................    F-46

    APPENDIX A - PERFORMANCE HISTORY ..................   A-1
    APPENDIX B - GLOSSARY OF SPECIAL TERMS ............   B-1



This prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made. No dealer, salesperson or other person is authorized to give any information or make any representations in connection with this offering other than those contained in this prospectus, and if given or made, such other information or representations must not be relied upon.

                        PART I--GENERAL POLICY PROVISIONS
--------------------------------------------------------------------------------

SUMMARY
--------------------------------------------------------------------------------

This is a summary that describes the general provisions of the policy.

Certain provisions of the policy described in this prospectus may differ in a particular state because of specific state requirements.

Throughout the prospectus, Phoenix Life Insurance Company is referred to as Phoenix, we, us or our and the policyholder is referred to as you or your.

We define the following terms in Appendix B--Glossary of Special Terms:


ACCOUNT                          PAYMENT DATE
ATTAINED AGE                     POLICY ANNIVERSARY
BENEFICIARY                      POLICY DATE
CODE                             POLICY VALUE
COMPANY                          POLICY YEAR
DEBT                             SERIES

GENERAL ACCOUNT                  SUBACCOUNTS
ISSUE PREMIUM                    VALUATION DATE
LOAN ACCOUNT                     VALUATION PERIOD
MONTHLY CALCULATION DAY          VPMO
NET ASSET VALUE                  VULA


If there is ever a difference between the provisions within this prospectus and the provisions of the policy, the policy provisions will prevail.


OVERVIEW
The policy is available on an individual basis and provides a death benefit that is generally free of federal income tax. Growth in your policy value is tax deferred.

Purchase of a policy may be appropriate if you want to provide for a death benefit or to help meet long-term financial needs. If you plan to withdraw money from the policy on a short-term basis it may not be a suitable purchase for you.

As a modified single premium variable life insurance policy, you will have limited ability to make additional premium payments beyond the initial payment. Also, for federal tax income purposes most modified single premium life insurance policies are considered modified endowment contracts meaning that any surrender, withdrawal, loan, pledge or assignment is treated as a distribution, and may be subject to income tax and a 10% penalty.

As a variable contract, your policy value is not guaranteed, but is contingent upon the performance of the investment options you select and, as life insurance, offers a death benefit to the beneficiary you select.

Policies are issued as either Standard (smoker) or Advantage (nonsmoker) classification. The insured at the time of issue generally must be between the ages of 30 and 85 as of his or her last birthday.

The minimum premium is $10,000.

You can purchase a policy to insure the life of another person provided that you have an insurable interest in that person's life and the prospective insured consents.

UNDERWRITING
Underwriting is generally on a simplified basis, meaning that if you answer a series of questions favorably, and if your age and single premium fall within limits, then the policy will be issued. No additional medical information or tests will be necessary.

In some instances, depending on how you answer these questions, you may be subject to additional underwriting.

CHARGES UNDER THE POLICY
We deduct certain charges from your policy to compensate us for:

    1.  our expenses in selling the policy;

    2.  underwriting and issuing the policy;

    3.  premium and federal taxes incurred on premiums received;

    4.  providing insurance benefits under your policy; and

    5.  assuming certain risks in connection with the policy.

These charges are summarized in Chart 1 in this section.

POLICY VALUE CHARGES
On each monthly calculation day, we deduct the following charges from your policy value:

    1.  administrative charge

    2.  cost of insurance charge

    3.  tax charge

    4.  mortality and expense risk charge

    5.  a charge for the cost of riders if applicable

Unless otherwise noted, the amount deducted is allocated among the subaccounts, the Guaranteed Interest Account and the Loan Account, based on an allocation schedule specified by you. You initially select this schedule in your application.

1.  ADMINISTRATIVE CHARGE
We assess a monthly charge for the expenses we incur in administering the policy. This charge reimburses us for the cost of daily administration of services such as billing and collections, monthly processing, updating daily values and communicating with policyholders.

This charge is not assessed against assets held in the Loan Account.

2.  COST OF INSURANCE CHARGE
We deduct a charge to cover the cost of insurance coverage on each monthly calculation day. The maximum charge is based on

[diamond]  Insured's gender;

[diamond]  Insured's age at issue;

[diamond]  policy year in which we make the deduction;

[diamond]  Insured's tobacco use classification.

To determine the maximum monthly cost of insurance, we multiply the appropriate cost of insurance rate as shown in your policy, by the difference between your policy's death benefit and the policy value. Any change in the cost of insurance rates will apply to all persons of the same sex, insurance age and risk class whose policies have been in force for the same length of time.

3.  TAX CHARGE

States assess premium taxes at various rates, ranging from 0% to 3.5%. The deferred acquisition cost ("DAC" tax) is associated with our federal tax liability under Internal Revenue Code Section 848. We pay the cost up front and recoup the cost over the first 10 policy years.


4.  MORTALITY AND EXPENSE RISK CHARGE
We charge the subaccounts and the Guaranteed Interest Account for the mortality and expense risks we assume. This charge is deducted from the value of each subaccount's assets attributable to the policies.

The mortality risk we assume is that the group of lives we insure under our policies may, on average, live for a shorter period of time than we estimated.

The expense risk we assume is that our cost of issuing and administering the policies may be more than we estimated. If all the money we collect from this charge is not required to cover the cost of death benefits and other expenses, it will be a gain to us. If the money we collect is not enough to cover our costs, we will still provide for death benefits and expenses.

This charge is not assessed against assets held in the Loan Account.

5.  RIDER CHARGE
We will deduct any applicable monthly rider charges for any additional benefit provided to you by rider.

SURRENDER CHARGES
A deduction for surrender charges for this policy may be taken from proceeds of partial withdrawals from, or complete surrender of the policy. The amount of a surrender charge (if any) depends on whether your payment was held under the policy for a certain period of time. The surrender charge schedule is shown in the chart below.

Once each policy year, you may withdraw an amount equal to the greater of your penalty free earnings on the policy and 10% of the single premium without the imposition of a surrender charge. (See "Surrenders--Free Withdrawals" for more detail.) The deduction for surrender charges is expressed as a percentage of the single premium in excess of the free allowable amount, is as follows:

--------------------------------------------------------------
Percentage    9%   8%   7%   6%  5%   4%   3%   2%   1%   0%
--------------------------------------------------------------
Policy Year   1    2    3    4    5   6    7    8    9   10+
--------------------------------------------------------------

If surrender charges received by Phoenix do not fully reimburse the Company for distribution expenses, profit from other sources, including the mortality and expense risk charge, may be used to cover the shortfall.

OTHER CHARGES

LOAN INTEREST RATE CHARGED
This charge reimburses us for expenses we incur in administering your loan. This rate varies by policy year.

CHARGES FOR FEDERAL INCOME TAXES
We currently do not charge the Account for federal income taxes attributable to it. In the future, we may charge to cover these taxes or any other tax liability of the Account.

FUND CHARGES
As compensation for investment management services, the advisors are entitled to a fee, payable monthly and based on an annual percentage of the average daily net asset values of each fund series. Please refer to Chart 2 for a listing of fund charges including the investment management fee.

                       CHARGES UNDER THE POLICY (CHART 1)



---------------------------------------------------------------------------------------------------------------------------------
                        CHARGES                         CURRENT AMOUNT OF DEDUCTION                WHEN CHARGE IS DEDUCTED
---------------------------------------------------------------------------------------------------------------------------------
DEDUCTIONS                                        None                                    Not applicable
FROM
PREMIUMS
----------------------- ------------------------- --------------------------------------- ---------------------------------------

CHARGES AGAINST         ADMINISTRATIVE CHARGE*    Policies with policy value of           Monthly
POLICY VALUE                                      $100,000 or less: Greater of $60 or
                                                  0.30% of unloaned policy value
                                                  annually

                                                  Policies with unloaned policy value
                                                  exceeding $100,000: 0.15% of unloaned
                                                  policy value

                        ------------------------- --------------------------------------- ---------------------------------------

                        MAXIMUM COST OF           A per thousand rate multiplied by the   Monthly
                        INSURANCE CHARGE          amount at risk each month. This
                                                  charge varies by the Insured's
                                                  issue age, policy duration,
                                                  gender and underwriting class.

                        ------------------------- --------------------------------------- ---------------------------------------

                        TAX CHARGE                0.40% of policy value annually in       Monthly
                                                  policy years 1-10

                                                  0.00% of policy value annually in
                                                  policy years 11+

                        ------------------------- --------------------------------------- ---------------------------------------

                        SURRENDER CHARGES         The surrender charge is equal to the    Upon full or partial surrender of the
                                                  following percentages of the single     policy.
                                                  premium paid:

                                                  Year   1 2 3 4 5 6 7 8 9 10+

                                                  %      9 8 7 6 5 4 3 2 1  0

                        ------------------------- --------------------------------------- ---------------------------------------

                        MORTALITY AND EXPENSE     0.80% of policy value annually in       Monthly
                        RISK CHARGE*              unloaned policy years 1-10

                                                  0.50% of policy value annually in
                                                  unloaned policy years 11+

----------------------- ------------------------- --------------------------------------- ---------------------------------------

OTHER CHARGES           FUND CHARGES              See fund charge table                   See fund prospectus

                        ------------------------- --------------------------------------- ---------------------------------------

                        TRANSFERS BETWEEN         In the future, we may charge $10 per    In the future, we may charge $10 per
                        SUBACCOUNTS               transfer for more than 2  transfers     transfer for more than 2
                                                  per policy year.                        transfers per policy year.

                        ------------------------- --------------------------------------- ---------------------------------------

                        LOAN INTEREST RATE        6.00% annually in policy year 1         On policy anniversary date or on
                        CHARGED                                                           surrender of the policy.
                                                  8.00% annually in policy years  2 +

---------------------------------------------------------------------------------------------------------------------------------


-----------------------------
* Charge applies to all accounts (subaccounts and Guaranteed Interest Account) with the exception of the Loan Account.

ANNUAL FUND EXPENSES (AS A PERCENTAGE OF FUND AVERAGE NET ASSETS FOR THE YEAR ENDED 12/31/01)

------------------------------------------------------------------------------------------------------------------------------------
                                                                            OTHER                          OTHER
                                                                          OPERATING     TOTAL ANNUAL     OPERATING     TOTAL ANNUAL
                                                    INVESTMENT   RULE     EXPENSES      FUND EXPENSES     EXPENSES     FUND EXPENSES
                                                    MANAGEMENT   12b-1     BEFORE          BEFORE          AFTER           AFTER
                      SERIES                            FEE      FEES   REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT   REIMBURSEMENT
------------------------------------------------------------------------------------------------------------------------------------
THE PHOENIX EDGE SERIES FUND
------------------------------------------------------------------------------------------------------------------------------------

Phoenix-Aberdeen International (6)                     0.75%      N/A       0.27%           1.02%          0.27%           1.02%
Phoenix-Aberdeen New Asia (5)                          1.00%      N/A       1.41%           2.41%          0.25%           1.25%
Phoenix-AIM Mid-Cap Equity (3, 8)                      0.85%      N/A       2.28%           3.13%          0.22%           1.07%
Phoenix-Alliance/Bernstein Growth + Value (3, 8)       0.85%      N/A       2.34%           3.19%          0.22%           1.07%
Phoenix-Deutsche Dow 30 (3, 7)                         0.35%      N/A       0.77%           1.12%          0.15%           0.50%
Phoenix-Deutsche Nasdaq-100 Index(R) (3, 7)            0.35%      N/A       2.00%           2.35%          0.15%           0.50%
Phoenix-Duff & Phelps Real Estate Securities (5, 7)    0.75%      N/A       0.41%           1.16%          0.25%           1.00%
Phoenix-Engemann Capital Growth (3, 7)                 0.63%      N/A       0.09%           0.72%          0.09%           0.72%
Phoenix-Engemann Small & Mid-Cap Growth (5, 7)         0.90%      N/A       1.23%           2.13%          0.25%           1.15%
Phoenix-Federated U.S. Government Bond (4, 9)          0.60%      N/A       0.86%           1.46%          0.24%           0.84%
Phoenix-Goodwin Money Market (3, 7)                    0.40%      N/A       0.20%           0.60%          0.15%           0.55%
Phoenix-Goodwin Multi-Sector Fixed Income (3, 7)       0.50%      N/A       0.21%           0.71%          0.15%           0.65%
Phoenix-Hollister Value Equity (3, 7)                  0.70%      N/A       0.30%           1.00%          0.15%           0.85%
Phoenix-J.P. Morgan Research Enhanced Index (2, 7)     0.45%      N/A       0.25%           0.70%          0.10%           0.55%
Phoenix-Janus Flexible Income (3, 7)                   0.80%      N/A       0.71%           1.51%          0.15%           0.95%
Phoenix-Janus Growth (3, 7)                            0.85%      N/A       0.34%           1.19%          0.15%           1.00%
Phoenix-Kayne Large-Cap Core (1, 10)                   0.70%      N/A       0.54%           1.24%          0.15%           0.85%
Phoenix-Kayne Small-Cap Quality Value (1, 10)          0.90%      N/A       1.13%           2.03%          0.15%           1.05%
Phoenix-Lazard International Equity Select (1, 10)     0.90%      N/A       1.54%           2.44%          0.15%           1.05%
Phoenix-Lazard Small-Cap Value (1, 10)                 0.90%      N/A       1.16%           2.06%          0.15%           1.05%
Phoenix-Lazard U.S. Multi-Cap (1, 10)                  0.80%      N/A       0.95%           1.75%          0.15%           0.95%
Phoenix-Lord Abbett Bond-Debenture (1, 10)             0.75%      N/A       1.31%           2.06%          0.15%           0.90%
Phoenix-Lord Abbett Large-Cap Value (1, 10)            0.75%      N/A       0.71%           1.46%          0.15%           0.90%
Phoenix-Lord Abbett Mid-Cap Value (1, 10)              0.85%      N/A       0.99%           1.84%          0.15%           1.00%
Phoenix-MFS Investors Growth Stock (3, 7, 8)           0.75%      N/A       2.99%           3.74%          0.22%           0.97%
Phoenix-MFS Investors Trust (3, 7, 8)                  0.75%      N/A       3.34%           4.09%          0.22%           0.97%
Phoenix-MFS Value (3, 7, 8)                            0.75%      N/A       1.85%           2.60%          0.22%           0.97%
Phoenix-Oakhurst Growth & Income (3, 7)                0.70%      N/A       0.23%           0.93%          0.15%           0.85%
Phoenix-Oakhurst Strategic Allocation (3, 7)           0.58%      N/A       0.13%           0.71%          0.13%           0.71%
Phoenix-Sanford Bernstein Global Value (3)             0.90%      N/A       1.90%           2.80%          0.15%           1.05%
Phoenix-Sanford Bernstein Mid-Cap Value (3, 7)         1.05%      N/A       0.49%           1.54%          0.15%           1.20%
Phoenix-Sanford Bernstein Small-Cap Value (3, 7)       1.05%      N/A       1.28%           2.33%          0.15%           1.20%
Phoenix-Seneca Mid-Cap Growth (5, 7)                   0.80%      N/A       0.30%           1.10%          0.25%           1.05%
Phoenix-Seneca Strategic Theme (5, 7)                  0.75%      N/A       0.21%           0.96%          0.21%           0.96%
Phoenix-State Street Research Small-Cap
  Growth (1, 10)                                       0.85%      N/A       0.70%           1.55%          0.15%           1.00%
Phoenix-Van Kampen Focus Equity (3, 7)                 0.85%      N/A       2.33%           3.18%          0.15%           1.00%
------------------------------------------------------------------------------------------------------------------------------------

(1) The advisor has voluntarily agreed to reimburse this series' expenses other than the management fees if the expenses exceed .15% of the series' average net assets.
(2) The advisor has voluntarily agreed to reimburse this series' expenses other than the management fees if the expenses exceed .20% of the series' average net assets.
(3) The advisor has voluntarily agreed to reimburse this series' expenses other than the management fees if the expenses exceed .25% of the series' average net assets.
(4) The advisor has voluntarily agreed to reimburse this series' expenses other than the management fees if the expenses exceed .30% of the series' average net assets.
(5) The advisor has voluntarily agreed to reimburse this series' expenses other than the management fees if the expenses exceed .35% of the series' average net assets.
(6) The advisor has voluntarily agreed to reimburse this series' expenses other than the management fees if the expenses exceed .40% of the series' average net assets.
(7) Total annual fund expenses (after reimbursement) excludes offsets for custodian fees. If the offsets were included, total annual fund expenses would not change significantly.
(8) This series has been in existence for less than 1 year; therefore, the series' operating expenses are for the period ended June 30, 2002.
(9) Actual total annual fund expenses (after reimbursement and offsets for custodian fees) were 0.82% for the year ended December 31, 2001.
(10) This series has been in existence for less than 1 year; therefore, the expense number has been annualized and may include start-up expenses. Other expenses are based on estimated amounts for the current fiscal year.

Note: each or all of the expense caps noted above in Footnotes 1 - 6 may be changed or eliminated at any time without notice.

ANNUAL FUND EXPENSES (AS A PERCENTAGE OF FUND AVERAGE NET ASSETS FOR THE YEAR ENDED 12/31/01)

------------------------------------------------------------------------------------------------------------------------------------
                                                                          OTHER                          OTHER
                                                                        OPERATING     TOTAL ANNUAL     OPERATING    TOTAL ANNUAL
                                                  INVESTMENT  RULE       EXPENSES     FUND EXPENSES     EXPENSES    FUND EXPENSES
                                                  MANAGEMENT  12b-1       BEFORE          BEFORE         AFTER          AFTER
                     SERIES                           FEE    FEES (5)  REIMBURSEMENT  REIMBURSEMENT  REIMBURSEMENT  REIMBURSEMENT
------------------------------------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS - SERIES I SHARES
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                   0.61%      N/A        0.24%           0.85%          0.24%          0.85%
AIM V.I. Premier Equity Fund                         0.60%      N/A        0.25%           0.85%          0.25%          0.85%

THE ALGER AMERICAN FUND
------------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio            0.85%      N/A        0.07%           0.92%          0.07%          0.92%

FEDERATED INSURANCE SERIES
------------------------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Securities II     0.60%      N/A        0.14%           0.74%          0.14%          0.74%
Federated High Income Bond Fund II                   0.60%      N/A        0.16%           0.76%          0.16%          0.76%

FIDELITY(R) VARIABLE INSURANCE PRODUCTS - SERVICE CLASS
------------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio (6)                      0.58%     0.10%       0.10%           0.78%          0.10%           0.78%
VIP Growth Opportunities Portfolio (6)               0.58%     0.10%       0.11%           0.79%          0.11%           0.79%
VIP Growth Portfolio (6)                             0.58%     0.10%       0.10%           0.78%          0.10%           0.78%

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2
------------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund                        0.60%     0.25%       0.19%           1.04%          0.19%          1.04%
Templeton Developing Markets Securities Fund         1.25%     0.25%       0.32%           1.82%          0.32%          1.82%
Templeton Foreign Securities Fund 8                  0.69%     0.25%       0.22%           1.16%          0.22%          1.15%
Templeton Global Asset Allocation Fund               0.61%     0.25%       0.20%           1.06%          0.20%          1.06%
Templeton Growth Securities Fund 10                  0.80%     0.25%       0.05%           1.10%          0.05%          1.10%

SCUDDER VIT FUNDS
------------------------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R) Equity Index Fund (9)            0.45%      N/A        0.36%           0.81%          0.20%          0.65%
Scudder VIT Equity 500 Index Fund (9)                0.20%      N/A        0.11%           0.31%          0.10%          0.30%

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
------------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio (7)                             0.80%      N/A        0.51%           1.31%          0.35%          1.15%

WANGER ADVISORS TRUST
------------------------------------------------------------------------------------------------------------------------------------
Wanger Foreign Forty (2)                             1.00%      N/A        0.45%           1.45%          0.45%          1.45%
Wanger International Small Cap (3)                   1.20%      N/A        0.23%           1.43%          0.23%          1.43%
Wanger Twenty (1)                                    0.95%      N/A        0.38%           1.33%          0.38%          1.33%
Wanger U.S. Smaller Companies (4)                    0.95%      N/A        0.04%           0.99%          0.04%          0.99%
------------------------------------------------------------------------------------------------------------------------------------


(1) The advisor has voluntarily agreed to reimburse this series' expenses other than the management fees if the expenses exceed .40% of the series' average net assets.
(2) The advisor has voluntarily agreed to reimburse this series' expenses other than the management fees if the expenses exceed .45% of the series' average net assets.
(3) The advisor has voluntarily agreed to reimburse this series' expenses other than the management fees if the expenses exceed .60% of the series' average net assets.
(4) The advisor has voluntarily agreed to reimburse this series' expenses other than the management fees if the expenses exceed 1.00% of the series' average net assets.

(5) The fund's Rule 12b-1 Plan, if applicable, is described in the fund's prospectus.
(6) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time.
(7) The advisor has voluntarily agreed to reduce the investment management fee if the total operating expenses should exceed 1.15%.
(8) The advisor had agreed make an estimated reduction of 0.01% of its fee to reflect reduced services resulting from the fund's investment in a Franklin Templeton money fund. This reduction is required by the fund's Board of Trustees and an order of the SEC. For the year ended December 31, 2001, the investment management fee was reduced to 0.68%.
(9) The advisor has voluntarily agreed to waive a portion of its management fee and reimburse certain expenses. These waivers and reimbursements may be discontinued at any time.
(10) The fund administration fee is paid indirectly through the management fee.

REDUCTION IN CHARGES
The policy is available for purchase by individuals and groups. We may reduce or eliminate the mortality and expense risk charge, monthly administrative charge, monthly cost of insurance charges, surrender charges or other charges normally assessed where it is expected that the size or nature of such policy or policies will result in savings of sales, underwriting, administrative or other costs.

Eligibility for the amount of these reductions will be determined by a number of factors including:
[diamond]  the number of insureds;
[diamond]  the total premium expected to be paid;
[diamond]  the total assets under management for the policyowner;
[diamond]  the nature of the relationship among individual insureds;
[diamond]  the purpose for which the policies are being purchased;
[diamond]  whether there is a preexisting relationship with us, such as being an employee of Phoenix or its affiliates and their spouses; or to employees or agents who retire from Phoenix or its affiliates or Phoenix Equity Planning Corporation ("PEPCO"), or its affiliates or to registered representatives of the principal underwriter and registered representatives of broker dealers with whom PEPCO has selling agreements;
[diamond]  internal transfers from other policies or contracts issued by the
           Company or an affiliate, or making transfers of amounts held under qualified plans sponsored by the Company or an affiliate; and
[diamond]  other circumstances which in our opinion are rationally related to the expected reduction in expenses.

Any variations in the charge structure will be determined in a uniform manner reflecting differences in costs of services and not unfairly discriminatory to policyholders.

PHOENIX AND THE ACCOUNT
--------------------------------------------------------------------------------
PHOENIX
On June 25, 2001, Phoenix Home Life Mutual Insurance Company (a New York mutual life insurance company, originally chartered in Connecticut in 1851 and redomiciled to New York in 1992) converted to a stock life insurance company by "demutualizing" pursuant to a plan of reorganization approved by the New York Superintendent of Insurance and changed its name to Phoenix Life Insurance Company ("Phoenix"). As part of the demutualization, Phoenix became a wholly-owned subsidiary of The Phoenix Companies, Inc., a newly-formed, publicly-traded Delaware corporation. Our executive office is at One American Row, Hartford, Connecticut, 06102-5056 and our main administrative office is at 100 Bright Meadow Boulevard, Enfield, Connecticut 06083-1900. Our New York principal office is at 10 Krey Boulevard, East Greenbush, New York 12144. We sell life insurance policies and annuity contracts through producers of affiliated distribution companies and through brokers.

THE ACCOUNT

The Account is a separate account of Phoenix, established on June 17, 1985 and governed under the laws of New York. It is registered as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"), as amended, and meets the definition of a "separate account" under that Act. This registration does not involve supervision of the management of the Account or Phoenix by the SEC.


The Account is divided into subaccounts each of which is available for allocation of policy value. Each subaccount will invest solely in shares of a specific series of a mutual fund. In the future, we may establish additional subaccounts which will be made available to existing policyowners to the extent and on a basis decided by us. See "Investments of the Account--Participating Investment Funds."

We do not guarantee the investment performance of the Account or any of its subaccounts. Contributions to the overall policy value allocated to the Account depend on the chosen series' investment performance. Thus, you bear the full investment risk for all monies invested in the Account.

The Account is part of the general business of Phoenix, but the gains or losses of the Account belong solely to the Account. The gains or losses of any other business we may conduct do not affect the Account. Under New York law, the assets of the Account may not be taken to pay liabilities arising out of any other business we may conduct. Nevertheless, all obligations arising under the policy are general corporate obligations of Phoenix.

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
We may include the performance history of the subaccounts in advertisements, sales literature or reports. Performance information about each subaccount is based on past performance only and is not an indication of future performance. See "Appendix A--Performance History" for more information.


INVESTMENTS OF THE ACCOUNT
--------------------------------------------------------------------------------

PARTICIPATING INVESTMENT FUNDS

     The following subaccounts invest in corresponding series of a fund.

THE PHOENIX EDGE SERIES FUND
PHOENIX-ABERDEEN INTERNATIONAL SERIES: The series seeks a high total return consistent with reasonable risk.

PHOENIX-ABERDEEN NEW ASIA SERIES: The series seeks long-term capital appreciation.

PHOENIX-AIM MID CAP EQUITY SERIES: The series seeks long-term growth of capital.

PHOENIX-ALLIANCE/BERNSTEIN GROWTH + VALUE SERIES: The series seeks long-term capital growth.

PHOENIX-DEUTSCHE DOW 30 SERIES: The series seeks to track the total return of the Dow Jones Industrial Average(SM) (the "DJIA(SM)") before fund expenses.

PHOENIX-DEUTSCHE NASDAQ-100 INDEX(R) SERIES: This non-diversified series seeks to track the total return of the Nasdaq-100 Index(R) (the "Index") before fund expenses.

PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES: The series seeks capital appreciation and income with approximately equal emphasis.

PHOENIX-ENGEMANN CAPITAL GROWTH SERIES: The series seeks to achieve intermediate and long-term growth of capital appreciation with income as a secondary consideration.

PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH SERIES: The series seeks to achieve its objective of long-term growth of capital.

PHOENIX-FEDERATED U.S. GOVERNMENT BOND SERIES: The series seeks to maximize total return. As of February 16, 2001, this series is closed to new investors. Existing investors may continue to allocate payments to this series or to any other series offered.

PHOENIX-GOODWIN MONEY MARKET SERIES: The series seeks to provide maximum current income consistent with capital preservation and liquidity.

PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES: The series seeks long-term total return.

PHOENIX-HOLLISTER VALUE EQUITY SERIES: The series seeks long-term capital appreciation with current income as a secondary consideration.

PHOENIX-J.P. MORGAN RESEARCH ENHANCED INDEX SERIES: The series seeks high total return by investing in a broadly diversified portfolio of equity securities of large and medium capitalization within the market sectors found in the S&P 500.

PHOENIX-JANUS FLEXIBLE INCOME SERIES: The series seeks to obtain maximum total return, consistent with preservation of capital.

PHOENIX-JANUS GROWTH SERIES: The series seeks long-term growth of capital in a manner consistent with the preservation of capital.


PHOENIX-KAYNE LARGE-CAP CORE SERIES: The series seeks long-term capital appreciation with dividend income as a secondary consideration.

PHOENIX-KAYNE SMALL-CAP QUALITY VALUE SERIES: The series seeks long-term capital appreciation with dividend income as a secondary consideration.

PHOENIX-LAZARD INTERNATIONAL EQUITY SELECT SERIES: The series seeks long-term capital appreciation.

PHOENIX-LAZARD SMALL-CAP VALUE SERIES: The series seeks long-term capital appreciation.

PHOENIX-LAZARD U.S. MULTI-CAP SERIES: The series seeks long-term capital appreciation.

PHOENIX-LORD ABBETT BOND-DEBENTURE SERIES: The series seeks high current income and long-term capital appreciation to produce a high total return.

PHOENIX-LORD ABBETT LARGE-CAP VALUE SERIES: The series seeks capital appreciation with income as a secondary consideration.

PHOENIX-LORD ABBETT MID-CAP VALUE SERIES: The series seeks capital appreciation.


PHOENIX-MFS INVESTORS GROWTH STOCK SERIES: The series seeks long-term growth of capital and future income rather than current income.

PHOENIX-MFS INVESTORS TRUST SERIES: The series seeks long-term growth of capital and secondarily to provide reasonable current income.

PHOENIX-MFS VALUE SERIES: The series seeks capital appreciation and reasonable income.

PHOENIX-OAKHURST GROWTH AND INCOME SERIES: The series seeks dividend growth, current income and capital appreciation.


PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES: The series seeks high total return over an extended period of time consistent with prudent investment risk.


PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE SERIES: The series seeks long-term capital growth through investment in equity securities of foreign and U.S. companies.

PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES: The series seeks long-term capital appreciation with current income as the secondary consideration.

PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES: The series seeks long-term capital appreciation by investing primarily in small-capitalization stocks that appear to be undervalued with current income as a secondary consideration.

PHOENIX-SENECA MID-CAP GROWTH SERIES: The series seeks capital appreciation.

PHOENIX-SENECA STRATEGIC THEME SERIES: The series seeks long-term capital appreciation.

PHOENIX-STATE STREET RESEARCH SMALL-CAP GROWTH SERIES: The series seeks long-term capital growth.

PHOENIX-VAN KAMPEN FOCUS EQUITY SERIES: The series seeks capital appreciation by investing primarily in equity securities.

AIM VARIABLE INSURANCE FUNDS
AIM V.I. CAPITAL APPRECIATION FUND: The fund seeks growth of capital.


AIM V.I. PREMIER EQUITY FUND: The fund seeks to achieve long-term growth of capital with income as a secondary consideration.


THE ALGER AMERICAN FUND
ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO: The portfolio seeks long-term capital appreciation.

FEDERATED INSURANCE SERIES
FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II: The fund seeks current income.

FEDERATED HIGH INCOME BOND FUND II: The fund seeks high current income.

FIDELITY(R) VARIABLE INSURANCE PRODUCTS
VIP CONTRAFUND(R) PORTFOLIO: The portfolio seeks long-term capital appreciation.

VIP GROWTH OPPORTUNITIES PORTFOLIO: The portfolio seeks to provide capital growth.

VIP GROWTH PORTFOLIO: The portfolio seeks to achieve long-term capital appreciation.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
MUTUAL SHARES SECURITIES FUND: The fund seeks capital appreciation with income as a secondary objective.

TEMPLETON DEVELOPING MARKETS SECURITIES FUND: The fund seeks long-term capital appreciation. As of October 29, 2001, this fund is closed to new investors. Existing investors may continue to allocate payments to this fund or to any other funds offered.

TEMPLETON FOREIGN SECURITIES FUND: The fund seeks long-term capital growth.

TEMPLETON GLOBAL ASSET ALLOCATION FUND: The fund seeks a high level of total return. As of October 29, 2001, this fund is closed to new investors. Existing investors may continue to allocate payments to this fund or to any other funds offered.

TEMPLETON GROWTH SECURITIES FUND: The fund seeks long-term capital growth.

SCUDDER VIT FUNDS
SCUDDER VIT EAFE(R) EQUITY INDEX FUND: The fund seeks to match the performance of the Morgan Stanley Capital International EAFE(R) Index ("EAFE(R) Index").

SCUDDER VIT EQUITY 500 INDEX FUND: The fund seeks to replicate as closely as possible, the performance of the Standard & Poor's 500 Composite Stock Price Index.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
TECHNOLOGY PORTFOLIO: The portfolio seeks long-term capital appreciation.

WANGER ADVISORS TRUST
WANGER FOREIGN FORTY: The fund seeks long-term capital growth.

WANGER INTERNATIONAL SMALL CAP: The fund seeks long-term capital growth.

WANGER TWENTY: The fund seeks long-term capital growth.

WANGER U.S. SMALLER COMPANIES: The fund seeks long-term capital growth.

Each series will be subject to market fluctuations and the risks that come with the ownership of any security, and there can be no assurance that any series will achieve its stated investment objective.

Each fund's prospectus contains important additional information, which you should read carefully before investing. Contact VULA at the address and telephone number on page 1 to obtain copies of the funds' prospectuses.

In addition to being sold to the Account, shares of the funds also may be sold to other separate accounts of Phoenix or its affiliates or to the separate accounts of other insurance companies.


It is possible that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the fund(s) simultaneously. Although neither we nor the fund(s) trustees currently foresee any such disadvantages either to variable life insurance policyowners or to variable annuity contract owners, the funds' trustees intend to monitor events in order to identify any material conflicts between variable life insurance policyowners and variable annuity contract owners and to determine what action, if any, should be taken in response to such conflicts. Material conflicts could, for example, result from (1) changes in state insurance laws, (2) changes in federal income tax laws, (3) an administrative or judicial decision, (4) changes in the investment management of any portfolio of the fund(s), (5) differences in voting instructions between those given by variable life insurance policyowners and those given by variable annuity contract owners or (6) a Phoenix decision to disregard policy holders' or contract owners' voting instructions. We will, at our own expense, remedy such material conflicts, including, if necessary, segregating the assets underlying the variable life insurance policies and the variable annuity contracts and establishing a new registered investment company.


INVESTMENT ADVISORS
The following are the investment advisors and subadvisors for the variable investment options:

------------------------------------------------------------------
PHOENIX INVESTMENT COUNSEL, INC. ("PIC")
------------------------------------------------------------------
Phoenix-Aberdeen International Series
Phoenix-Engemann Capital Growth Series
Phoenix-Engemann Small & Mid-Cap Growth Series
Phoenix-Goodwin Money Market Series
Phoenix-Goodwin Multi-Sector Fixed Income Series
Phoenix-Hollister Value Equity Series

Phoenix-Kayne Large-Cap Core Series
Phoenix-Kayne Small-Cap Quality Value Series

Phoenix-Oakhurst Growth and Income Series
Phoenix-Oakhurst Strategic Allocation Series
Phoenix-Seneca Mid-Cap Growth Series
Phoenix-Seneca Strategic Theme Series
------------------------------------------------------------------


------------------------------------------------------------------
PIC SUBADVISORS
------------------------------------------------------------------
Aberdeen Fund Managers, Inc.
o    Phoenix-Aberdeen International Series
Roger Engemann & Associates, Inc. ("Engemann")
o    Phoenix-Engemann Capital Growth Series
o    Phoenix-Engemann Small & Mid-Cap Growth Series

Kayne Anderson Rudnick Investment Management, LLC
o    Phoenix-Kayne Large-Cap Core Series
o    Phoenix-Kayne Small-Cap Quality Value Series

Seneca Capital Management, LLC ("Seneca")
o    Phoenix-Seneca Mid-Cap Growth Series
o    Phoenix-Seneca Strategic Theme Series
------------------------------------------------------------------


------------------------------------------------------------------
PHOENIX VARIABLE ADVISORS, INC. ("PVA")
------------------------------------------------------------------
Phoenix-AIM Mid-Cap Equity Series
Phoenix-Alliance/Bernstein Growth + Value Series
Phoenix-Deutsche Dow 30 Series
Phoenix-Deutsche Nasdaq-100 Index(R) Series
Phoenix-Federated U.S. Government Bond Series
Phoenix-J.P. Morgan Research Enhanced Index Series
Phoenix-Janus Flexible Income Series
Phoenix-Janus Growth Series

Phoenix-Lazard International Equity Select Series
Phoenix-Lazard Small-Cap Value Series
Phoenix-Lazard U.S. Multi-Cap Series
Phoenix-Lord Abbett Bond-Debenture Series
Phoenix-Lord Abbett Large-Cap Value Series
Phoenix-Lord Abbett Mid-Cap Value Series

Phoenix-MFS Investors Growth Stock Series
Phoenix-MFS Investors Trust Series
Phoenix-MFS Value Series
Phoenix-Sanford Bernstein Global Value Series
Phoenix-Sanford Bernstein Mid-Cap Value Series
Phoenix-Sanford Bernstein Small-Cap Value Series

Phoenix-State Street Research Small-Cap Growth Series

Phoenix-Van Kampen Focus Equity Series
------------------------------------------------------------------


------------------------------------------------------------------
PVA SUBADVISORS
------------------------------------------------------------------
AIM Capital Management, Inc.
o    Phoenix-AIM Mid-Cap Equity Series
Alliance Capital Management, L.P.
o    Phoenix-Alliance/Bernstein Growth + Value Series
o    Phoenix-Sanford Bernstein Global Value Series
o    Phoenix-Sanford Bernstein Mid-Cap Value Series
o    Phoenix-Sanford Bernstein Small-Cap Value Series
Deutsche Asset Management
o    Phoenix-Deutsche Dow 30 Series
o    Phoenix-Deutsche Nasdaq-100 Index(R) Series
Federated Investment Management Company
o    Phoenix-Federated U.S. Government Bond Series
J.P. Morgan Investment Management, Inc.
o    Phoenix-J.P. Morgan Research Enhanced Index Series
Janus Capital Management LLC
o    Phoenix-Janus Flexible Income Series
o    Phoenix-Janus Growth Series

Lazard Asset Management
o Phoenix-Lazard International Equity Select Series
o Phoenix-Lazard Small-Cap Value Series
o Phoenix-Lazard U.S. Multi-Cap Series
Lord, Abbett & Co. LLC
o Phoenix-Lord Abbett Bond-Debenture Series
o Phoenix-Lord Abbett Large-Cap Value Series
o Phoenix-Lord Abbett Mid-Cap Value Series

MFS Investment Management
o    Phoenix-MFS Investors Growth Stock Series
o    Phoenix-MFS Investors Trust Series
o    Phoenix-MFS Value Series
Morgan Stanley Investment Management Inc.
o    Phoenix-Van Kampen Focus Equity Series

State Street Research & Management Company
o   Phoenix-State Street Research Small-Cap Growth Series

------------------------------------------------------------------


------------------------------------------------------------------
DUFF & PHELPS INVESTMENT MANAGEMENT CO. ("DPIM")
------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities Series
------------------------------------------------------------------


------------------------------------------------------------------
PHOENIX-ABERDEEN INTERNATIONAL ADVISORS, LLC  ("PAIA")
------------------------------------------------------------------
Phoenix-Aberdeen New Asia Series
------------------------------------------------------------------


-----------------------------------------------------------------
PAIA SUBADVISORS
-----------------------------------------------------------------
PIC
Aberdeen Fund Managers, Inc.
o   Phoenix-Aberdeen New Asia Series
-----------------------------------------------------------------

    Based on subadvisory agreements with the fund, PIC and PVA as investment advisors delegate certain investment decisions and research functions to subadvisors.

    PIC, DPIM and Engemann are indirect, wholly-owned subsidiaries of Phoenix Investment Partners, Ltd. ("PXP"). Seneca is a partially-owned subsidiary of PXP. PXP is an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc., and is an affiliate of Phoenix and PHL Variable. PAIA is jointly owned and managed by PM Holdings, Inc., a wholly-owned subsidiary of Phoenix, and by Aberdeen Fund Managers, Inc.

    PVA is a wholly-owned subsidiary of PM Holdings, Inc.

------------------------------------------------------------------
OTHER ADVISORS
------------------------------------------------------------------

AIM Advisors, Inc.
o   AIM V.I. Capital Appreciation Fund
o   AIM V.I. Premier Equity Fund
Fred Alger Management, Inc.
o   Alger American Leveraged AllCap Portfolio
Deutsche Asset Management
o    Scudder VIT EAFE(R) Equity Index Fund
o    Scudder VIT Equity 500 Index Fund
Federated Investment Management Company
o    Federated Fund for U.S. Government Securities II
o    Federated High Income Bond Fund II
Fidelity Management and Research Company
o    VIP Contrafund(R) Portfolio
o    VIP Growth Opportunities Portfolio
o    VIP Growth Portfolio
Franklin Mutual Advisers, LLC
o    Mutual Shares Securities Fund
Morgan Stanley Investment Management Inc.
o    Technology Portfolio
Templeton Asset Management, Ltd.
o    Templeton Developing Markets Securities Fund
Templeton Global Advisors Limited
o    Templeton Growth Securities Fund
Templeton Investment Counsel, Inc.
o    Templeton Foreign Securities Fund
o    Templeton Global Asset Allocation Fund
Wanger Asset Management, L.P.
o    Wanger Foreign Forty
o    Wanger International Small Cap
o    Wanger Twenty
o    Wanger U.S. Smaller Companies
------------------------------------------------------------------

SERVICES OF THE ADVISORS
The advisors continually furnish an investment program for each series and manage the investment and reinvestment of the assets of each series subject at all times to the authority and supervision of the Trustees. A detailed discussion of the investment advisors and subadvisors, and the investment advisory and subadvisory agreements, is contained in the fund prospectuses.

REINVESTMENT AND REDEMPTION
All dividend distributions of the funds are automatically reinvested in shares of the funds at their net asset value on the date of distribution. Likewise, any capital gains distributions of the funds are reinvested at the net asset value on the record date. We redeem fund shares at their net asset value to the extent necessary to make payments under the policy.

SUBSTITUTION OF INVESTMENTS
We reserve the right to make additions to, deletions from, or substitutions for the investments held by the Account, subject to compliance with the law as currently applicable or as subsequently changed. We may establish additional subaccounts within the Account, each of which would invest in shares of a designated portfolio of a fund with a specified investment objective. If and when marketing needs and investment conditions warrant, and at our discretion, we may establish additional portfolios. These will be made available under existing policies to the extent and on a basis determined by us.

If shares of any of the portfolios of a fund should no longer be available for investment or, if in the judgment of our management, further investment in shares of any of the portfolios become inappropriate due to policy objectives, we may then substitute shares of another mutual fund for shares already purchased, or to be purchased in the future. No substitution of mutual fund shares held by the Account may take place without prior approval of the Securities and Exchange Commission and prior notice to you. In the event of a change, you will be given the option of transferring the policy value of the subaccount in which the substitution is to occur to another subaccount.

THE GUARANTEED INTEREST ACCOUNT
In addition to the Account, you may allocate premiums or transfer values to the Guaranteed Interest Account ("GIA"). Amounts you allocate or transfer to the GIA become part of our general account assets. You do not share in the investment experience of those assets. Rather, we guarantee a minimum rate of return on the allocated amount, as provided under the terms of your product. Although we are not obligated to credit interest at a higher rate than the minimum, we will credit any excess interest as determined by us based on expected investment yield information.

We reserve the right to limit total deposits to the GIA, including transfers, to no more than $250,000 during any one-week period per policy.

You may make transfers into the GIA at any time. In general, you may make only one transfer per year from the GIA. The amount that can be transferred out is limited to the greater of $1,000 or 25% of the policy value in the GIA as of the date of the transfer. Also, the total value allocated to the GIA may be transferred out to one or more of the subaccounts over a consecutive 4-year period according to the following schedule:

[diamond]  Year One:       25% of the total value

[diamond]  Year Two:       33% of remaining value

[diamond]  Year Three:     50% of remaining value

[diamond]  Year Four:      100% of remaining value

Transfers from the GIA may also be subject to other rules as described throughout this prospectus.

Because of exemptive and exclusionary provisions, we have not registered interests in our general account under the Securities Act of 1933. Also, we have not registered our general account as an investment company under the Investment Company Act of 1940, as amended. Therefore, neither the general account nor any of its interests are subject to these Acts, and the Securities and Exchange Commission has not reviewed the general account disclosures. These disclosures may, however, be subject to certain provisions of the federal securities law regarding accuracy and completeness of statements made in this prospectus.

PREMIUMS
--------------------------------------------------------------------------------
MINIMUM PREMIUMS
The minimum premium is $10,000. The issue premium is due on the policy date. The insured must be alive when the issue premium is paid. After that, you have limited ability to make additional premium payments and each additional premium payment, if permitted, must be at least $100. Additional payments should be sent to:

    PHOENIX VARIABLE PRODUCTS MAIL OPERATIONS
    P O BOX 8027
    BOSTON, MA 02266-8027

The number of units credited to a subaccount will be determined by dividing the portion of the premium applied to that subaccount by the unit value of the subaccount on the payment date. The payment date is the day we receive the premium payment, provided that the New York Stock Exchange is open, otherwise it will be the next valuation date.

ALLOCATION OF ISSUE PREMIUM

We will allocate the issue premium to the Account and/or the Guaranteed Interest Account in accordance with allocation instructions in the application upon our receipt of the completed application.



FREE LOOK PERIOD
You have the right to review the policy. If you are not satisfied with it, you may cancel the policy by mailing it to us:

[diamond]  within 10 days after you receive it (or longer in some states);

[diamond]  within 10 days after we mail or deliver a written notice telling you about your Free Look Period; or

[diamond]  within 45 days after completing the application,

whichever occurs latest.

We treat a returned policy as if we never issued it and will return the sum of the following as of the date we receive the returned policy:

    (1) the then current policy value less any unpaid debt; plus

    (2) any monthly deductions, and other charges made under the policy.

We retain the right to decline to process an application within 7 days of our receipt of the completed application for insurance. If we decline to process the application, we will return the premium paid. Even if we have approved the application for processing, we retain the right to decline to issue the policy. If we decline to issue the policy, we will refund the same amount to you as would have been refunded under the policy had it been issued but returned for refund during the Free Look Period.

TRANSFERS
Transfers among available subaccounts or the Guaranteed Interest Account and changes in premium payment allocations may be requested in writing or by calling 800.541.0171, between the hours of 8:30 a.m. and 4:00 p.m. Eastern Time. Written requests for transfers will be executed on the date we receive the request. Telephone transfers will be effective on the date the request is made except as noted below. Unless you elect in writing not to authorize telephone transfers or premium allocation changes, telephone transfer orders and premium allocation changes will be accepted on your behalf from your registered representative. Phoenix and PEPCO, the national distributor for Phoenix, will employ reasonable procedures to confirm that telephone instructions are genuine. They will require verification of account information and will record telephone instructions on tape. All telephone transfers will be confirmed in writing to you. To the extent that Phoenix and PEPCO fail to follow procedures reasonably designed to prevent unauthorized transfers, Phoenix and PEPCO may be liable for following telephone instructions for transfers that prove to be fraudulent. However, you will bear the risk of loss resulting from instructions entered by an unauthorized third party that Phoenix and PEPCO reasonably believe to be genuine. The telephone transfer and allocation change privileges may be modified or terminated at any time. During times of extreme market volatility, these privileges may be difficult to exercise. In such cases, you should submit a written request.

Although currently there is no charge for transfers, in the future, we may charge a fee of $10 for each transfer after the first two transfers in a policy year.

You may make only one transfer per policy year from the Guaranteed Interest Account unless

    (1) the transfer(s) are made as part of a Dollar Cost Averaging Program, or

    (2) we agree to make an exception to this rule.

Unless you have elected a Dollar Cost Averaging Program, the amount you may transfer cannot exceed the greater of $1,000 or 25% of the value of the unloaned portion of the Guaranteed Interest Account at the time of the transfer. See "The Guaranteed Interest Account" for more detail.

Because excessive exchanges between subaccounts can deteriorate fund performance, we reserve the right to temporarily or even permanently terminate exchange privileges or reject any specific exchange order from anyone whose transactions appear to us to follow a timing pattern, including those who request more than one exchange out of a subaccount within any 30-day period. We will contact the policyholder prior to invoking any restriction to discuss the situation. We will not accept batched transfer instructions from registered representatives (acting under powers of attorney for multiple policyowners), unless the registered representative's broker-dealer firm and Phoenix have a third-party transfer service agreement.


OPTIONAL PROGRAMS AND ADDITIONAL BENEFITS

DOLLAR COST AVERAGING PROGRAM
You may elect to transfer funds automatically among the subaccounts or the Guaranteed Interest Account on a monthly, quarterly, semiannual or annual basis under the Systematic Transfers for Dollar Cost Averaging Program ("Dollar Cost Averaging Program"). Under the Dollar Cost Averaging Program, the minimum transfer amounts are:

[diamond]  $25 monthly,
[diamond]  $75 quarterly,
[diamond]  $150 semiannually, or
[diamond]  $300 annually.

You must have an initial value of $2,000 in the Guaranteed Interest Account or the subaccount from which funds will be transferred ("sending subaccount"). If the value in that subaccount or the Guaranteed Interest Account drops below the amount to be transferred, the entire remaining balance will be transferred and all systematic transfers stop. Funds may be transferred from only one sending subaccount or the Guaranteed Interest Account, but may be allocated to more than one subaccount ("receiving subaccounts").

Under the Dollar Cost Averaging Program, you may transfer approximately equal amounts from the Guaranteed Interest Account over a period of 6 months or longer. Transfers under the Dollar Cost Averaging Program are not subject to the general restrictions on transfers from the Guaranteed Interest Account and do not count against any limit on transfers per year. There is no charge for this program.

Upon completion of the Dollar Cost Averaging Program, you must notify VULA at
800.541.0171 or in writing to VPMO to start another Dollar Cost Averaging
Program.

Only one Dollar Cost Averaging Program can be active at any time. All transfers under this program will be made on the basis of the Guaranteed Interest Account and subaccount on the first day of the month following our receipt of the transfer request. If the first day of the month falls on a holiday or weekend, then the transfer will be processed on the next business day.

The Dollar Cost Averaging Program does not ensure a profit nor guarantee against a loss in a declining market.

AUTOMATIC ASSET REBALANCING
Automated asset rebalancing permits you to maintain a specified whole number percentage of your account value in any combination of subaccounts and the Guaranteed Interest Account. We must receive a written request in order to begin your automated asset rebalancing program ("asset rebalancing"). Then, we will make transfers annually on your policy anniversary to readjust your account value to your specified percentages. Asset rebalancing allows you to maintain a specific fund allocation. We will rebalance your policy value only on the policy anniversary. Transfers under this program do not count against any limit on transfers per year and there is no charge for this program.

The effective date of the first asset rebalancing will be the first policy anniversary after we receive your request at VPMO.

You may not participate in both the Dollar Cost Averaging Program and asset rebalancing at the same time.

ADDITIONAL RIDER BENEFITS
You may elect additional benefits under your policy. These benefits are cancelable by you at any time. A charge may be deducted from your policy value for each additional rider benefit chosen. More details will be included in the form of a rider to your policy contract if any of these benefits is chosen. The following benefits are currently available (if approved in your state). Additional riders also may be available as described in your policy.

LIVING BENEFITS
In the event of terminal illness of the insured, an accelerated payment of up to 75% of the policy's death benefit (up to a maximum of $250,000) is available if a Living Benefits Option has been exercised. The minimum face amount of the policy after such accelerated benefit payment is $10,000. There is no charge for this additional benefit.

ACCOUNT VALUATION PROCEDURES

VALUATION DATE
A Valuation Date is every day the New York Stock Exchange is open for trading and we are open for business. On each Valuation Date, the value of the Account is determined at the close of the New York Stock Exchange (currently 4:00 p.m. Eastern Time).

VALUATION PERIOD
A valuation period is that period of time from the beginning of the day following a valuation date to the end of the next following valuation date.

DETERMINATION OF UNIT VALUES
We establish the unit value of each subaccount on the first valuation date of that subaccount. The value of one unit was set at $1.0000 on the date that assets were first allocated to that subaccount. The unit value of a subaccount on any other valuation date is determined by multiplying the unit value of that subaccount on the just-prior valuation date by the net investment factor for that subaccount for the then-current valuation period. The unit value of each subaccount on a day other than a valuation date is the unit value on the next valuation date. The unit value of each subaccount on a valuation date is determined at the end of that day.

NET INVESTMENT FACTOR
The net investment factor for any valuation period is equal to 1.000000 plus the applicable net investment rate for such valuation period. A net investment factor may be more or less than 1.000000 depending on whether the assets gained or lost value that day. To determine the net investment rate for any valuation period for each subaccount, the following steps are taken: (a) the aggregate accrued investment income and capital gains and losses, whether realized or unrealized, excluding any transactions, of the subaccount for such valuation period is computed, (b) the result from (a) is then adjusted by the sum of the charges and credits for any applicable income taxes, and (c) the result from (b) is divided by the aggregate unit values in the subaccount at the beginning of the valuation period.

DEATH BENEFIT

GENERAL
The policy provides a level death benefit. The death benefit equals the policy's face amount on the date of the death of the insured or, if greater, the minimum death benefit on the date of death.

The minimum death benefit is the policy value on the date of death of the insured multiplied by a percentage determined from a table contained in the policy. This percentage will be based on the insured's attained age at the beginning of the policy year in which the death occurs.

We pay the death benefit to the designated beneficiary when the insured dies. Upon receiving due proof of death, we pay the beneficiary the death benefit amount determined as of the date the insured dies. The beneficiary may direct us to pay all or part of the benefit in cash or to apply it under one or more of our payment options.

The policy is intended to qualify as a life insurance contract under the Internal Revenue Code for Federal tax purposes, and the death benefit to qualify for exclusion from tax. To qualify as life insurance under current federal tax laws, the policy has a minimum face amount of insurance (as shown on the schedule page of the policy contract ).

The minimum face amount under this policy is determined using the Guideline Premium Test.

Under the Guideline Premium Test, the minimum face amount of insurance is determined by multiplying the policy value by a minimum face amount factor which varies by the age of the insured.

Face amount increases or decreases are not allowed.

SURRENDERS

GENERAL
At any time during the lifetime of the insured(s) and while the policy is in force, you may partially or fully surrender the policy by sending to VPMO a written release and surrender in a form satisfactory to us. We may also require you to send the policy to us. The amount available for surrender is the cash surrender value at the end of the valuation period during which the surrender request is received at VPMO.

FREE WITHDRAWALS
Your policy allows for a free withdrawal once each year. The free withdrawal amount is the amount of your policy value we permit you to withdraw each year without being charged a surrender penalty.

Once each policy year, you may withdraw an amount equal to the greater of your penalty free earnings on the policy and 10% of the single premium (free allowable amount) without the imposition of a surrender charge.

The penalty free earnings portion of your policy is equal to your policy value less the amount of the single premium.

The single premium amount will be reduced by portions of prior withdrawals you have made.

The portion of previous partial surrenders that reduce the amount of your single premium are withdrawals that you made that were in excess of your free allowable amount, including surrender charges on those withdrawals.

The free allowable amount will automatically be calculated and processed when full or partial surrenders are requested.

FULL SURRENDERS
If the policy is being fully surrendered, the policy itself must be returned to VPMO, along with the written release and surrender of all claims in a form satisfactory to us. You may elect to have the amount paid in a lump sum or under a payment option. See "Conditional Charges--Surrender Charge" and "Payment Options."

PARTIAL SURRENDERS
You may obtain a partial surrender of the policy by requesting a portion of the policy's cash surrender value. It is possible to do this with a written request to VPMO at any time during the lifetime of the insured, while the policy is in force. We may require the return of the Policy before payment is made. A partial surrender will be effective on the date the written request is received or, if required, the date the policy is received by us. Surrender proceeds may be applied under any of the payment options described under "Payment of Proceeds--Payment Options."

We reserve the right not to allow partial surrenders of less than $500. In addition, if the share of the policy value in any subaccount or in the Guaranteed Interest Account is reduced as a result of a partial surrender and is less than


$500, we reserve the right to require surrender of the entire remaining balance in that subaccount or the Guaranteed Interest Account.

Upon partial or full surrender, we generally will pay to you the amount surrendered within seven days after we receive the written request for the surrender. Under certain circumstances, the surrender payment may be postponed. See "General Provisions--Postponement of Payments." For a discussion of the federal tax effects of partial and full surrenders, see "Federal Tax Considerations."

Cash payment will be made in a single sum, ordinarily within seven days after receipt of such notice. However, redemption and payment may be delayed under certain circumstances. See "Deferment of Payment." There may be adverse tax consequences to certain surrenders and partial withdrawals.

Any request for a withdrawal from, or complete surrender of, a policy should be mailed to:

    PHOENIX VARIABLE PRODUCTS MAIL OPERATIONS
    PO BOX 8027
    BOSTON, MASSACHUSETTS 02266-8027

PARTIAL SURRENDER: EFFECT ON DEATH BENEFIT

A partial surrender will generally decrease the death benefit. Your death benefit will be reduced on a pro rata basis. For example, a $10,000 partial surrender from a policy with a $100,000 policy value will result in a 10% reduction in the death benefit. A decrease in the death benefit may have certain tax consequences. See "Federal Income Tax Considerations."

POLICY LOANS
You can take a loan against your policy any time while the policy is in force. The maximum loan is:

[diamond]  90% of your policy value at the time the loan is taken; less

[diamond]  any applicable surrender charges; less

[diamond]  any outstanding policy debt before the loan is taken.

Your policy must be assigned to us as collateral for the loan. At the time you take a loan, we establish a Loan Account on your policy. The Loan Account is an account that holds policy value which is used to secure your loan.

SOURCE OF LOAN
We deduct your requested loan amount from the subaccounts and the Guaranteed Interest Account, based on the allocation requested at the time of the loan. We liquidate shares taken from the subaccounts and transfer the resulting dollars to the Loan Account.

INTEREST CHARGED ON LOANS
You will pay interest on the loan at the following noted effective annual rates, compounded daily and payable in arrears:
    o  6% in policy year 1
    o  8% in policy years 2+

Interest accrues daily and is due and payable on the policy anniversary. If you do not pay the interest when due, it will be added to your outstanding debt. We treat any interest which has been capitalized the same as if it were a new loan. We deduct this capitalized interest from the subaccounts and the Guaranteed Interest Account in proportion to the account value in each.

INTEREST CREDITED TO THE LOAN ACCOUNT
AND PREFERRED LOANS
We will pay interest on the Loan Account at the annual rate of 6%.

The initial policy loan plus any additional loans which do not exceed the penalty free earnings amount on the policy will be considered "preferred loans". We will charge preferred loans interest at a rate of 6%.

Interest Charged           Interest Credited           Net
----------------           -----------------           ---

6%-policy year 1                    6%                 0%

8%-policy years 2+                  6%                 2%

REPAYMENT
You may repay all or part of your policy debt at anytime while the policy is in force.

If you do not repay the loan, we deduct the loan amount due from the cash surrender value or the death benefit.

Failure to repay a policy loan or to pay loan interest will not terminate the policy unless the policy value becomes insufficient to maintain the policy in force.

In the future, Phoenix may not allow policy loans of less than $500, unless such loan is used to pay a premium on another policy issued by Phoenix or its affiliates.

EFFECT OF LOAN
Your policy loan reduces the death benefit and cash surrender value under the policy by the amount of the loan. Your repayment of the loan increases the death benefit and cash surrender value by the amount of the repayment.

As long as a loan is outstanding, a portion of your policy value equal to the loan is held in the Loan Account. The subaccount's investment performance does not affect this amount. Also, you may be subject to tax consequences if your policy is considered a modified endowment contract and you take a loan against the policy.

LAPSE
Unlike conventional life insurance policies, the payment of the issue premium, no matter how large, or the payment of additional premiums will not necessarily continue the policy in force to its maturity date.

If on any monthly calculation day, the policy value is less than the required monthly deduction, a grace period of 61 days will be allowed for the payment of an amount equal to 3 times the required monthly deduction.

During the grace period, the policy will continue in force but subaccount transfers, loans, partial or full surrenders will not be permitted. Failure to pay the additional amount within the grace period will result in lapse of the policy, but not before 30 days after we have mailed written notice to you. If a premium payment for the additional amount is received by us during the grace period, any amount of premium over what is required to prevent lapse will be allocated among the subaccounts or to the Guaranteed Interest Account according to the current premium allocation schedule.

In determining the amount of "excess" premium to be applied to the subaccounts or the Guaranteed Interest Account, we will deduct the amount needed to cover any monthly deductions made during the grace period. If the insured dies during the grace period, the death benefit will equal the amount of the death benefit immediately prior to the commencement of the grace period.


                      PART II--ADDITIONAL POLICY PROVISIONS
--------------------------------------------------------------------------------

POSTPONEMENT OF PAYMENTS
Payment of any amount upon complete or partial surrender policy loan or benefits payable at death (in excess of the initial face amount) or maturity may be postponed:

[diamond]  for up to 6 months from the date of the request, for any transactions dependent upon the value of the Guaranteed Interest Account;

[diamond]  whenever the New York Stock Exchange is closed other than for customary weekend and holiday closings or trading on the New York Stock Exchange is restricted as determined by the SEC; or

[diamond]  whenever an emergency exists per the SEC, as a result of which
           o  disposal of securities is not reasonably practicable or
           o it is not reasonably practicable to determine the value of the Account's net assets.

Transfers may also be postponed under these circumstances.

PAYMENT BY CHECK
Payments under the policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared your bank.

THE CONTRACT
The policy and attached copy of the application are the entire contract. Only statements in the application can be used to void the policy. The statements are considered representations and not warranties. Only an executive officer of the Company can agree to change or waive any provisions of the policy.

SUICIDE
If the insured commits suicide within 2 years after the policy's date of issue, the policy will stop and become void. We will pay you the policy value adjusted by the addition of any monthly deductions and other fees and charges, minus any debt owed to us under the policy.

INCONTESTABILITY
We cannot contest this policy or any attached rider after it has been in force during the insured's lifetime or for 2 years from the policy date.

CHANGE OF OWNER OR BENEFICIARY
The beneficiary, as named in the policy application or as subsequently changed, will receive the policy benefits at the insured's death. If the named beneficiary dies before the insured, the contingent beneficiary, if named, becomes the beneficiary. If no beneficiary survives the insured, the death benefit payable under the policy will be paid to your estate.

As long as the policy is in force, the policyowner and the beneficiary may be changed in writing, satisfactory to us. A change in beneficiary will take effect as of the date the notice is signed, whether or not the insured is living when we receive the notice. We will not, however, be liable for any payment made or action taken before receipt of the notice.

ASSIGNMENT
The policy may be assigned. We will not be bound by the assignment until a written copy has been received and we will not be liable with respect to any payment made prior to receipt. We assume no responsibility for determining whether an assignment is valid.

MISSTATEMENT OF AGE OR SEX
If the age or sex of the insured has been misstated, the death benefit will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the correct age and sex.

SURPLUS
Policies issued on or after the date of Phoenix's demutualization, June 25, 2001, will not be eligible to share in Phoenix's profits or surplus earnings. The demutualization will not change any eligibility, described in the next paragraph, of a policy owned prior to the date of demutualization.

You may share in divisible surplus of Phoenix to the extent decided annually by the Phoenix Board of Directors. However, it is not currently expected that the Board will authorize these payments since you will be participating directly in the subaccount's investment results.

PAYMENT OF PROCEEDS
--------------------------------------------------------------------------------
SURRENDER AND DEATH BENEFIT PROCEEDS
Death benefit proceeds and the proceeds of full or partial surrenders will be processed at unit values next computed after we receive the request for surrender or due proof of death, provided such request is complete and in good order. Payment of surrender or death proceeds usually will be made in one lump sum within 7 days, unless another payment option has been elected. Payment of the death proceeds, however, may be delayed if the claim for payment of the death proceeds needs to be investigated (e.g., to ensure payment of the proper amount to the proper payee). Any such delay will not be beyond that reasonably necessary to investigate such claims consistent with insurance practices customary in the life insurance industry.

You may elect a payment option for payment of the death proceeds to the beneficiary. You may revoke or change a prior election, unless such right has been waived. The beneficiary may make or change an election before payment of the death proceeds, unless you have made an election that does not permit such further election or changes by the beneficiary.

A written request in a form satisfactory to us is required to elect, change or revoke a payment option.

If the policy is assigned as collateral security, we will pay any amount due the assignee in one lump sum. Any remaining proceeds will remain under the option elected.

PAYMENT OPTIONS
All or part of the surrender or death proceeds of a policy may be applied under one or more of the following payment options or such other payment options or alternative versions of the options listed as we may choose to make available in the future.

The minimum amount of surrender or death benefit proceeds that may be applied under any payment option is $1,000.

OPTION 1--LUMP SUM
Payment is paid in one lump sum.

OPTION 2--LEFT TO EARN INTEREST
A payment of interest is paid during the payee's lifetime on the amount payable as a principal sum. Interest rates are guaranteed to be at least 3% per year.

Option 3--Payment for a Specific Period
Equal installments are paid for a specified period of years whether the payee lives or dies. The first payment will be on the date of settlement. The assumed interest rate on the unpaid balance is guaranteed not to be less than 3% per year.

OPTION 4--LIFE ANNUITY WITH SPECIFIED PERIOD CERTAIN
Equal installments are paid until the later of:

[diamond]  the death of the payee; or

[diamond]  the end of the period certain.

The first payment will be on the date of settlement.

The period certain must be chosen at the time this option is elected. The periods certain that you may choose from are as follows:

[diamond]  10 years;

[diamond]  20 years; or

[diamond]  until the installments paid refund the amount applied under this option.

If the payee is not living when the final payment falls due, that payment will be limited to the amount which needs to be added to the payments already made to equal the amount applied under this option.

If, for the age of the payee, a period certain is chosen that is shorter than another period certain paying the same installment amount, we will consider the longer period certain as having been elected.

Any life annuity provided under Option 4 is computed using an interest rate guaranteed to be no less than 3-3/8% per year, but any life annuity providing a period certain of 20 years or more is computed using an interest rate guaranteed to be no less than 3-1/4% per year.

OPTION 5--LIFE ANNUITY
Equal installments are paid only during the lifetime of the payee. The first payment will be on the date of settlement. Any life annuity as may be provided under Option 5 is computed using an interest rate guaranteed to be no less than 3-1/2% per year.

OPTION 6--PAYMENTS OF A SPECIFIED AMOUNT
Equal installments of a specified amount, out of the principal sum and interest on that sum, are paid until the principal sum remaining is less than the amount of the installment. When that happens, the principal sum remaining with accrued interest will be paid as a final payment. The first payment will be on the date of settlement. The payments will include interest on the remaining principal at a guaranteed rate of at least 3% per year. This interest will be credited at the end of each year. If the amount of interest credited at the end of the year exceeds the income payments made in the last 12 months, that excess will be paid in one sum on the date credited.

OPTION 7--JOINT SURVIVORSHIP ANNUITY WITH 10-YEAR PERIOD CERTAIN
The first payment will be on the date of settlement. Equal installments are paid until the latest of:

[diamond]  the end of the 10-year period certain;

[diamond]  the death of the insured; or

[diamond]  the death of the other named annuitant.

The other annuitant must have attained age 40, must be named at the time this option is elected and cannot later be changed. Any joint survivorship annuity that may be provided under this option is computed using a guaranteed interest rate to equal at least 3-3/8% per year.

For additional information concerning the above payment options, see the policy.


                      PART III--OTHER IMPORTANT INFORMATION
--------------------------------------------------------------------------------

FEDERAL INCOME TAX CONSIDERATIONS
--------------------------------------------------------------------------------
INTRODUCTION
The ultimate effect of federal income taxes on values under the Account and on the economic benefit to you or your beneficiary depends on our income tax status and upon the income tax status of the individual concerned. This discussion is general in nature and is not intended as income tax advice. For complete information on federal and state income tax considerations, a qualified income tax advisor should be consulted. No attempt is made to consider any estate and inheritance taxes, or any state, local or other income tax laws. Because this discussion is based upon our understanding of federal income tax laws as they are currently interpreted, we cannot guarantee the income tax status of any policy.

The Internal Revenue Service ("IRS") makes no representation regarding the likelihood of continuation of current federal income tax laws, Treasury regulations or of the current interpretations. We reserve the right to make changes to the policy to assure that it will continue to qualify as a life insurance contract for federal income tax purposes.

PHOENIX'S INCOME TAX STATUS
We are taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). For federal income tax purposes, neither the Account nor the Guaranteed Interest Account is a separate entity from Phoenix and their operations form a part of Phoenix.

Investment income and realized capital gains on the assets of the Account are reinvested and taken into account in determining the value of the Account. Investment income of the Account, including realized net capital gains, is not taxed to us. Due to our income tax status under current provisions of the Code, no charge currently will be made to the Account for our federal income taxes which may be attributable to the Account. We reserve the right to make a deduction for taxes if our federal income tax treatment is determined to be other than what we currently believe it to be, if changes are made affecting the income tax treatment to our variable life insurance contracts, or if changes occur in our income tax status. If imposed, such charge would be equal to the federal income taxes attributable to the investment results of the Account.

POLICY BENEFITS

DEATH BENEFIT PROCEEDS
The policy, whether or not it is a "modified endowment contract" (see "Modified Endowment Contracts"), should be treated as meeting the definition of a life insurance contract for federal income tax purposes under Section 7702 of the Code. As such, the death benefit proceeds thereunder should be excludable from the gross income of the beneficiary under Code Section 101(a)(1). Also, a policyowner should not be considered to be in constructive receipt of the cash value, including investment income. See the sections below on possible taxation of amounts received under the policy, via full surrender, partial surrender or loan.

Code Section 7702 imposes certain conditions with respect to premiums received under a policy. We monitor the premiums to assure compliance with such conditions. However, if the premium limitation is exceeded during the year, we may return the excess premium, with interest, to the policyowner within 60 days after the end of the policy year, and maintain the qualification of the policy as life insurance for federal income tax purposes.

FULL SURRENDER
Upon full surrender of a policy for its cash value, the excess, if any, of the cash value (unreduced by any outstanding indebtedness) over the premiums paid will be treated as ordinary income for federal income tax purposes. The full surrender of a policy that is a modified endowment contract may result in the imposition of an additional 10% tax on any income received.

PARTIAL SURRENDER
If the policy is a modified endowment contract, partial surrenders are fully taxable to the extent of income in the policy and are possibly subject to an additional 10% tax. See the discussion on "Modified Endowment Contracts" below.

If the policy is not a modified endowment contract, partial surrenders still may be taxable, as follows. Code Section 7702(f)(7) provides that where a reduction in death benefits occurs during the first 15 years after a policy is issued and there is a cash distribution associated with that reduction, the policyowner may be taxed on all or a part of the amount distributed. A reduction in death benefits may result from a partial surrender. After 15 years, the proceeds will not be subject to tax, except to the extent such proceeds exceed the total amount of premiums paid but not previously recovered.

Consult with your income tax advisor in advance of a proposed decrease in death benefits or a partial surrender as to the portion, if any, which would be subject to tax, and in addition as to the impact such partial surrender might have under the new rules affecting modified endowment contracts.

LOANS
We believe that any loan received under a policy will be treated as your indebtedness. If the policy is a modified endowment contract, loans are fully taxable to the extent of income in the policy and are possibly subject to an additional 10% tax. Please see the discussion on modified endowment contracts and note that it is more likely than not that these policies will become modified endowment contracts. If the policy is not a modified endowment contract, we believe that no part of any loan under a policy will constitute income to you.

The deductibility by a policyowner of loan interest under a policy may be limited under Code Section 264, depending on the circumstances. A policyowner intending to fund premium payments through borrowing should consult a tax advisor with respect to tax consequences. Under the "personal" interest limitation provisions of the Code, interest on policy loans used for personal purposes is not tax deductible. Other rules may apply to allow all or part of the interest expense as a deduction if the loan proceeds are used for "trade or business" or "investment" purposes. See your tax advisor for further guidance.

BUSINESS-OWNED POLICIES
If a business or a corporation owns the policy, the Code may impose additional restrictions. The Code limits the interest deduction on business-owned policy loans and may impose tax upon the inside build-up of corporate-owned life insurance policies through the corporate alternative minimum tax.

MODIFIED ENDOWMENT CONTRACTS

GENERAL
Pursuant to Code Section 72(e), loans and other amounts received under modified endowment contracts will, in general, be taxed to the extent of accumulated income (generally, the excess of cash value over premiums paid). Life insurance policies can be modified endowment contracts if they fail to meet what is known as "the 7-pay test."

This test compares your policy to a hypothetical life insurance policy of equal face amount which requires 7 equal annual premiums to be "fully paid-up," providing a level death benefit with no further premiums. A policy becomes a modified endowment contract, if, at any time during the first 7 years, the cumulative premium paid on the policy exceeds the cumulative premium that would have been paid under the hypothetical policy. Premiums paid during a policy year but which are returned by us with interest within 60 days after the end of the policy year will be excluded from the 7-pay test. A life insurance policy received in exchange for a modified endowment contract will be treated as a modified endowment contract.

REDUCTION IN BENEFITS DURING THE FIRST 7 YEARS

If there is a reduction in death benefits or any increase in or addition of any rider benefit available as an Additional Rider Benefit (described above) during the first 7 policy years, the premiums are redetermined for purposes of the 7-pay test as if the policy originally had been issued at the reduced death benefit level and the new limitation is applied to the cumulative amount paid for each of the first 7 policy years.


DISTRIBUTIONS AFFECTED
If a policy fails to meet the 7-pay test, it is considered a modified endowment contract only as to distributions in the year in which the test is failed and all subsequent policy years. However, distributions made in anticipation of such failure (there is a presumption that distributions made within 2 years prior to such failure were "made in anticipation") also are considered distributions under a modified endowment contract. If the policy satisfies the 7-pay test for 7 years, distributions and loans generally will not be subject to the modified endowment contract rules.

PENALTY TAX
Any amounts taxable under the modified endowment contract rule will be subject to an additional 10% excise tax, with certain exceptions. This additional tax will not apply in the case of distributions that are:

[diamond]  made on or after the taxpayer attains age 59 1/2;

[diamond]  attributable to the taxpayer's disability (within the meaning of
           Code Section 72(m)(7)); or

[diamond]  part of a series of substantially equal periodic payments (not less often than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or life expectancies) of the taxpayer and his beneficiary.

MATERIAL CHANGE RULES

Any determination of whether the policy meets the 7-pay test will begin again any time the policy undergoes a "material change," which includes any increase in death benefits or any increase in or addition of a qualified additional benefit or reduction or elimination of any


Additional Rider Benefit previously elected, with the following two exceptions:


[diamond]  First, if an increase is attributable to premiums paid "necessary to fund" the lowest death benefit and qualified additional benefits payable in the first 7 policy years or to the crediting of interest or dividends with respect to these premiums, the "increase" does not constitute a material change.

[diamond]  Second, to the extent provided in regulations, if the death benefit or qualified additional benefit increases as a result of a cost-of-living adjustment based on an established broad-based index specified in the policy, this does not constitute a material change if:
           o the cost-of-living determination period does not exceed the remaining premium payment period under the policy; and
           o the cost-of-living increase is funded ratably over the remaining premium payment period of the policy.

A reduction in death benefits is not considered a material change unless accompanied by a reduction in premium payments.

A material change may occur at any time during the life of the policy (within the first 7 years or thereafter), and future taxation of distributions or loans would depend upon whether the policy satisfied the applicable 7-pay test from the time of the material change. An exchange of policies is considered to be a material change for all purposes.

SERIAL PURCHASE OF MODIFIED ENDOWMENT CONTRACTS
All modified endowment contracts issued by the same insurer (or affiliated companies of the insurer) to the same policyowner within the same calendar year will be treated as one modified endowment contract in determining the taxable portion of any loans or distributions made to the policyowner. The U.S. Treasury has been given specific legislative authority to issue regulations to prevent the avoidance of the new distribution rules for modified endowment contracts.

A qualified income tax advisor should be consulted about the income tax consequences of the purchase of more than one modified endowment contract within any calendar year.

LIMITATIONS ON UNREASONABLE MORTALITY AND EXPENSE CHARGES
The Code imposes limitations on unreasonable mortality and expense charges for purposes of ensuring that a policy qualifies as a life insurance contract for federal income tax purposes. The mortality charges taken into account to compute permissible premium levels may not exceed those charges required to be used in determining the federal income tax reserve for the policy, unless U.S. Treasury regulations prescribe a higher level of charge. In addition, the expense charges taken into account under the guideline premium test are required to be reasonable, as defined by U.S. Treasury regulations. We will comply with the limitations for calculating the premium we are permitted to receive from you.

DIVERSIFICATION STANDARDS
To comply with the Diversification Regulations under Code Section 817(h), each series of the fund is required to diversify its investments. The Diversification Regulations generally require that on the last day of each calendar quarter the series assets be invested in no more than:

[diamond]  55% in any 1 investment

[diamond]  70% in any 2 investments

[diamond]  80% in any 3 investments

[diamond]  90% in any 4 investments

A "look-through" rule applies to treat a pro rata portion of each asset of a series as an asset of the Account; therefore, each series of the Fund will be tested for compliance with the percentage limitations. For purposes of these diversification rules, all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality is treated as a separate issuer.

The general diversification requirements are modified if any of the assets of the Account are direct obligations of the U.S. Treasury. In this case, there is no limit on the investment that may be made in U.S. Treasury securities. For purposes of determining whether assets other than U.S. Treasury securities are adequately diversified, the generally applicable percentage limitations are increased based on the value of the Account's investment in U.S. Treasury securities. Notwithstanding this modification of the general diversification requirements, the portfolios of the funds will be structured to comply with the general diversification standards because they serve as an investment vehicle for certain variable annuity contracts that must comply with these standards.

In connection with the issuance of the Diversification Regulations, the U.S. Treasury announced that such regulations do not provide guidance concerning the extent to which you may direct your investments to particular divisions of a separate account. It is possible that a revenue ruling or other form of administrative pronouncement in this regard may be issued in the near future. It is not clear, at this time, what such a revenue ruling or other pronouncement would provide. It is possible that the policy may need to be modified to comply with such future U.S. Treasury announcements. For these reasons, we reserve the right to modify the policy, as necessary, to prevent you from being considered the owner of the assets of the Account.

We intend to comply with the Diversification Regulations to assure that the policies continue to qualify as a life insurance contract for federal income tax purposes.

CHANGE OF OWNERSHIP OR INSURED OR ASSIGNMENT
Changing the policyowner or the Insured or an exchange or assignment of the policy may have tax consequences depending on the circumstances. Code Section 1035 provides that a life insurance contract can be exchanged for another life insurance contract, without recognition of gain or loss, assuming that no money or other property is received in the exchange, and that the policies relate to the same insured. If the surrendered policy is subject to a policy loan, this may be treated as the receipt of money on the exchange.

We recommend that any person contemplating such actions consult an income tax advisor.

OTHER TAXES
Federal estate tax, state and local estate, inheritance and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policyowner or beneficiary.

We do not make any representations or guarantees regarding the tax consequences of any policy with respect to these types of taxes.

VOTING RIGHTS
--------------------------------------------------------------------------------
We will vote the funds' shares held by the subaccounts at any regular and special meetings of shareholders of the funds. To the extent required by law, such voting will be pursuant to instructions received from you. However, if the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result, we decide that we are permitted to vote the funds' shares at our own discretion, we may elect to do so.

The number of votes that you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.

Funds' shares held in a subaccount for which no timely instructions are received, and funds' shares which are not otherwise attributable to policyowners, will be voted by Phoenix in proportion to the voting instructions that are received with respect to all policies participating in that subaccount. Instructions to abstain on any item to be voted upon will be applied to reduce the votes eligible to be cast by Phoenix.

You will receive proxy materials, reports and other materials related to the funds.

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of one or more of the portfolios of the funds or to approve or disapprove an investment advisory contract for the funds. In addition, Phoenix may disregard voting instructions in favor of changes initiated by a policyowner in the investment policies or the investment advisor of the funds if the proposed change is contrary to state law or prohibited by state regulatory authorities or the change would have an adverse effect on the General Account or create liability on the part of Phoenix because the proposed investment policy for a series may result in overly speculative or unsound investments contrary to state law. In the event Phoenix does disregard voting instructions, a summary of that action and the reasons for such action would be promptly reported to policyowners.

THE DIRECTORS AND
EXECUTIVE OFFICERS OF PHOENIX
--------------------------------------------------------------------------------
Phoenix is managed by its Board of Directors. The following are the Directors and Executive Officers of Phoenix:

NAME                       PRINCIPAL OCCUPATION
----                       --------------------
DIRECTORS

Sal H. Alfiero             Chairman and Chief
                           Executive Officer
                           Protective Industries LLC
                           Buffalo, NY
                           Various positions with
                           Mark IV Industries

J. Carter Bacot            Director (retired Chairman and
                           Chief Executive Officer)
                           The Bank of New York
                           New York, NY

Peter C. Browning          Dean
                           McColl School of Business
                           Charlotte, NC
                           Chairman of the Board
                           NUCOR
                           Charlotte, NC
                           Various positions with
                           Sunoco Products Company

NAME                       PRINCIPAL OCCUPATION
----                       --------------------
DIRECTORS
Arthur P. Byrne            President, Chief Executive
                           Officer and Chairman
                           The Wiremold Company
                           West Hartford, CT
                           Various positions with
                           The Wiremold Company

Sanford Cloud, Jr.         President and Chief Executive
                           Officer, The National Conference
                           for Community
                           and Justice
                           New York, NY

Richard N. Cooper          Mauritus C. Boas Professor
                           Center for International Affairs
                           Harvard University
                           Cambridge, MA
                           Formerly Chairman of Central
                           Intelligence Agency; Professor,
                           Harvard University

Gordon J. Davis, Esq.      Partner
                           LeBoeuf, Lamb, Greene, MacRae
                           New York, NY
                           Formerly President
                           Lincoln Center for
                           Performing Arts
                           New York, NY
                           Formerly Partner of LeBoeuf,
                           Lamb, Greene & MacRae


Robert W. Fiondella        Chairman of the Board and Chief
                           Executive Officer
                           The Phoenix Companies, Inc.
                           Hartford, CT
                           Various positions with
                           Phoenix Life Insurance Company
                           and its various subsidiaries

Ann Maynard Gray           Director of The Phoenix
                           Companies, Inc.
                           Director of Duke Energy
                           Corporation and Elan
                           Corporation PLC and a trustee for
                           J.P. Morgan Funds.
                           Formerly President of the
                           Diversified Publishing Group of
                           Capital Cities/ABC, Inc. from
                           1991 to 1999.

John E. Haire              Executive Vice President
                           Time, Inc.
                           New York, NY
                           Formerly Publisher,
                           Time Magazine

Jerry J. Jasinowski        President
                           National Association of
                           Manufacturers
                           Washington, D.C.
                           Various positions with National
                           Association of Manufacturers

Thomas S. Johnson          Chairman and Chief Executive
                           Officer
                           Greenpoint Financial Corporation
                           New York, NY

John W. Johnstone          Retired.
                           Formerly Chairman and
                           Chief Executive Officer,
                           Olin Corporation

Marilyn E. LaMarche        Limited Managing Director
                           Lazard Freres & Co. LLC
                           New York, NY
                           Various positions with
                           Lazard Freres & Co. LLC

Philip R. McLoughlin       Executive Vice President and
                           Chief Investment Officer
                           The Phoenix Companies, Inc.
                           Hartford, CT
                           Various positions with Phoenix
                           Life Insurance Company and its
                           various subsidiaries

Robert F. Vizza            President
                           Dolan Foundations
                           Woodbury, NY
                           Formerly President, Lustgarten
                           Pancreatic Cancer Research
                           Foundation and the Dolan
                           Foundations, President and CEO,
                           St. Francis Hospital

Robert G. Wilson           Retired.  Consultant for
                           thePit.com; Consultant for
                           Logistics.com and LendingTree.com

Dona D. Young              President and Chief Operating
                           Officer
                           The Phoenix Companies, Inc.
                           Hartford, CT
                           Various positions with
                           Phoenix Life Insurance Company
                           and its various subsidiaries

NAME                       PRINCIPAL OCCUPATION
----                       --------------------
EXECUTIVE OFFICERS

Carl T. Chadburn           Executive Vice President
                           Executive Vice President,
                           The Phoenix Companies, Inc.
                           Various positions with
                           Phoenix Life Insurance Company
                           and its various subsidiaries


Robert W. Fiondella        Chairman of the Board and
                           Chief Executive Officer
                           Chairman of the Board and
                           Chief Executive Officer,
                           The Phoenix Companies, Inc.
                           Various positions with Phoenix
                           Life Insurance Company and its
                           various subsidiaries


 Michael E. Haylon         Executive Vice President and Chief
                           Financial Officer,
                           Executive Vice President, Phoenix Investment
                           Partners, Ltd., an affiliate of Phoenix Life
                           Insurance Company


Coleman D. Ross            Executive Vice President and
                           Chief Financial Officer,
                           The Phoenix Companies, Inc.
                           Formerly Executive Vice President
                           and Chief Financial Officer of
                           Trenwick Group Ltd.;
                           Formerly a partner with
                           PricewaterhouseCoopers.


David W. Searfoss          Executive Vice President
                           Executive Vice President,
                           The Phoenix Companies, Inc.
                           Various positions with
                           Phoenix Life Insurance Company
                           and its various subsidiaries

Simon Y. Tan               Executive Vice President
                           Executive Vice President,
                           The Phoenix Companies, Inc.
                           Various positions with
                           Phoenix Life Insurance Company and
                           its various subsidiaries

Dona D. Young              President and Chief Operating
                           Officer
                           President and Chief Operating
                           Officer,
                           The Phoenix Companies, Inc.
                           Various positions with
                           Phoenix Life Insurance Company
                           and its various subsidiaries

The above listing reflects positions held during the last 5 years.

SAFEKEEPING OF THE ACCOUNT'S ASSETS
--------------------------------------------------------------------------------
We hold the assets of the Account separate and apart from our General Account. We maintain records of all purchases and redemptions of shares of the funds.

SALES OF POLICIES
--------------------------------------------------------------------------------
Policies may be purchased from registered representatives of WS Griffith Securities, Inc. (formerly known as W.S. Griffith & Co., Inc.) ("WSG"), a New York corporation incorporated on August 7, 1970, licensed to sell Phoenix insurance policies as well as policies, annuity contracts and funds of companies affiliated with Phoenix. WSG is an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc., and is an affiliate of Phoenix. WSG is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 ("1934 Act") and is a member of the National Association of Securities Dealers, Inc. Phoenix Equity Planning Corporation ("PEPCO") serves as national distributor of the policies. PEPCO is located at 56 Prospect Street, Hartford, Connecticut. PEPCO is also an indirect, wholly-owned subsidiary of The Phoenix Companies and is an affiliate of Phoenix.

Policies may also be purchased through other broker-dealers or entities registered under or exempt under the Securities Exchange Act of 1934, whose representatives are authorized by applicable law to sell contracts under terms of agreement provided by PEPCO.

In addition to reimbursing PEPCO for its expenses, we pay PEPCO an amount equal to up to 7.25% of the payments made under the policy. PEPCO pays any qualified distribution organization an amount which may not exceed 7.25% of the payments under the policy. Any such amount paid with respect to policies sold through other broker-dealers will be paid by us to or through PEPCO. The amounts paid are not deducted from the payments. Deductions for surrender charges (as described under "Surrender Charges") may be used as reimbursement for commission payments.

STATE REGULATION
--------------------------------------------------------------------------------
Phoenix is subject to the provisions of the New York insurance law applicable to life insurance companies and to regulation and supervision by the New York Superintendent of Insurance. Phoenix also is subject to the applicable insurance laws of all the other states and jurisdictions in which it does an insurance business.

State regulation of Phoenix includes certain limitations on the investments which we may make, including investments for the Account and the Guaranteed Interest Account. This regulation does not include, however, any supervision over the investment policies of the Account.

REPORTS
--------------------------------------------------------------------------------
All policyowners will be furnished with those reports required by the 1940 Act and related regulations or by any other applicable law or regulation.


LEGAL PROCEEDINGS

--------------------------------------------------------------------------------
The Account is not engaged in any litigation. Phoenix is not involved in any litigation that would have a material adverse effect on our ability to meet our obligations under the policies.

LEGAL MATTERS
--------------------------------------------------------------------------------

Richard J. Wirth, Counsel and Brian A. Giantonio, Counsel of Phoenix Life Insurance Company, have passed upon the organization of Phoenix, our authority to issue variable life insurance policies and the validity of the policy, and upon legal matters relating to the federal securities and income tax laws for the Company.


REGISTRATION STATEMENT
--------------------------------------------------------------------------------

A registration statement has been filed with the SEC, under the Securities Act of 1933 ("1933 Act") with respect to the securities offered. This prospectus is a summary of the contents of the policy and other legal documents and does not contain all the information set forth in the registration statement and its exhibits. We refer you to the registration statement and its exhibits for further information concerning the Account, the Company and the policy.


FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


The financial statements of Phoenix Life Variable Universal Life Account (Phoenix Edge(R) - SPVL) as of December 31, 2001, and the results of its operations and its changes in net assets for the periods indicated and the consolidated financial statements of Phoenix Life Insurance Company as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001 appear in the pages that follow. The consolidated financial statements of Phoenix Life Insurance Company included herein should be considered only as bearing upon the ability of Phoenix to meet its obligations under the policies. You should not consider them as bearing on the investment performance of the assets held in the Account or on the Guaranteed Interest Account that we credit during a guarantee period. In addition, the Unaudited Interim Financial Statements of Phoenix Life Insurance Company as of March 31, 2002 and the results of its operations and cash flows for the periods indicated also appear in the pages that follow.

-------------------------------------------------------------------------------

                                  ANNUAL REPORT
-------------------------------------------------------------------------------

  Phoenix
Edge(R)-SPVL

                       Phoenix Life Variable Universal Life Account
                       December 31, 2001

                      [LOGO]  PHOENIX WEALTH MANAGEMENT(R)

                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2001

                                                                                                                       PHOENIX-
                                                        PHOENIX-                    PHOENIX-ALLIANCE/                  DEUTSCHE
                                                       ABERDEEN        PHOENIX-        BERNSTEIN     PHOENIX-DEUTSCHE NASDAQ-100
                                                     INTERNATIONAL    ABERDEEN NEW   GROWTH + VALUE      DOW 30        INDEX(R)
                                                      SUBACCOUNT    ASIA SUBACCOUNT    SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                                    --------------  ---------------  --------------  --------------  -------------
ASSETS
               Investments at cost                  $      40,977   $        9,042   $       2,759   $     131,004   $      50,647
                                                    ==============  ===============  ==============  ==============  =============
               Investments at market                $      34,442   $        9,768   $       2,815   $     130,065   $      53,478
                                                    --------------  ---------------  --------------  --------------  -------------
                 Total assets                              34,442            9,768           2,815         130,065          53,478
LIABILITIES
               Accrued expenses to related party              -                -               -               -               -
                                                    --------------  ---------------  --------------  --------------  -------------
NET ASSETS                                          $      34,442   $        9,768   $       2,815   $     130,065   $      53,478
                                                    ==============  ===============  ==============  ==============  =============
Accumulation units outstanding                             45,732            9,491           2,630         139,907          56,763
                                                    ==============  ===============  ==============  ==============  =============
Unit value                                          $    0.753120   $     1.029226   $    1.070307   $    0.929658   $    0.942132
                                                    ==============  ===============  ==============  ==============  =============

                                                                                                                        PHOENIX-
                                                    PHOENIX-DUFF &      PHOENIX-                         PHOENIX-    FEDERATED U.S.
                                                      PHELPS REAL       ENGEMANN        PHOENIX-      ENGEMANN SMALL  GOVERNMENT
                                                   ESTATE SECURITIES CAPITAL GROWTH   ENGEMANN NIFTY & MID-CAP GROWTH    BOND
                                                      SUBACCOUNT       SUBACCOUNT   FIFTY SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                                                   ---------------  ---------------  --------------  --------------  -------------
ASSETS
               Investments at cost                  $      69,663   $      316,295   $      11,918   $       7,641   $      87,593
                                                    ==============  ===============  ==============  ==============  =============
               Investments at market                $      71,736   $      314,944   $      11,214   $       7,325   $      85,522
                                                    --------------  ---------------  --------------  --------------  -------------
                 Total assets                              71,736          314,944          11,214           7,325          85,522
LIABILITIES
               Accrued expenses to related party             -               -                -                -              -
                                                    --------------  ---------------  --------------  --------------  -------------
NET ASSETS                                          $      71,736   $      314,944   $      11,214   $       7,325   $      85,522
                                                    ==============  ===============  ==============  ==============  =============
Accumulation units outstanding                             65,483          526,026          12,881           8,201          81,108
                                                    ==============  ===============  ==============  ==============  =============
Unit value                                          $    1.095485   $     0.598716   $    0.870651   $    0.893189   $    1.054423
                                                    ==============  ===============  ==============  ==============  =============

                                                                        PHOENIX-
                                                       PHOENIX-      GOODWIN MULTI-                     PHOENIX-J.P.
                                                    GOODWIN MONEY     SECTOR FIXED  PHOENIX-HOLLISTER MORGAN RESEARCH PHOENIX-JANUS
                                                        MARKET           INCOME       VALUE EQUITY     ENHANCED INDEX CORE EQUITY
                                                      SUBACCOUNT       SUBACCOUNT      SUBACCOUNT        SUBACCOUNT    SUBACCOUNT
                                                    --------------  ---------------  --------------  --------------  -------------
ASSETS
               Investments at cost                  $   1,114,606   $      181,638   $     399,856   $     191,700   $      50,879
                                                    ==============  ===============  ==============  ==============  =============
               Investments at market                $   1,114,606   $      176,047   $     372,624   $     180,795   $      50,007
                                                    --------------  ---------------  --------------  --------------  -------------
                 Total assets                           1,114,606          176,047         372,624         180,795          50,007
LIABILITIES
               Accrued expenses to related party              -                -                (2)            -               -
                                                    --------------  ---------------  --------------  --------------  -------------
NET ASSETS                                          $   1,114,606   $      176,047   $     372,626   $     180,795   $      50,007
                                                    ==============  ===============  ==============  ==============  =============
Accumulation units outstanding                          1,067,642          164,110         437,538         198,133          55,347
                                                    ==============  ===============  ==============  ==============  =============
Unit value                                          $    1.043989   $     1.072737   $    0.851643   $    0.912495   $    0.903519
                                                    ==============  ===============  ==============  ==============  =============

                                                                                                     PHOENIX-MORGAN     PHOENIX-
                                                    PHOENIX-JANUS   PHOENIX-JANUS     PHOENIX-MFS    STANLEY FOCUS      OAKHURST
                                                    FLEXIBLE INCOME    GROWTH             VALUE          EQUITY         BALANCED
                                                      SUBACCOUNT      SUBACCOUNT       SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                                    --------------  ---------------  --------------  --------------  -------------
ASSETS
                Investments at cost                 $      75,246   $      366,971   $      20,588   $       5,614   $      54,897
                                                    ==============  ===============  ==============  ==============  =============
                Investments at market               $      74,609   $      318,077   $      21,094   $       5,654   $      55,198
                                                    --------------  ---------------  --------------  --------------  -------------
                  Total assets                             74,609          318,077          21,094           5,654          55,198
LIABILITIES
                Accrued expenses to related party             -                -               -               -               -
                                                    --------------  ---------------  --------------  --------------  -------------
NET ASSETS                                          $      74,609   $      318,077   $      21,094   $       5,654   $      55,198
                                                    ==============  ===============  ==============  ==============  =============
Accumulation units outstanding                             71,527          445,567          19,951           5,830          54,132
                                                    ==============  ===============  ==============  ==============  =============
Unit value                                          $    1.043081   $     0.713872   $    1.057281   $    0.969701   $    1.019691
                                                    ==============  ===============  ==============  ==============  =============

                                                                     PHOENIX-
                                                     PHOENIX-        OAKHURST     PHOENIX-SANFORD  PHOENIX-SANFORD
                                                 OAKHURST GROWTH    STRATEGIC     BERNSTEIN MID-  BERNSTEIN SMALL-  PHOENIX-SENECA
                                                    AND INCOME      ALLOCATION       CAP VALUE       CAP VALUE      MID-CAP GROWTH
                                                    SUBACCOUNT      SUBACCOUNT      SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                                 ---------------  ---------------  -------------- ---------------   --------------
ASSETS
               Investments at cost                $     130,497   $      180,950   $     252,597   $      16,575    $      184,837
                                                  ==============  ===============  ==============  ==============   ==============
               Investments at market              $     131,238   $      177,993   $     283,524   $      17,431    $      167,453
                                                  --------------  ---------------  --------------  --------------   --------------
                 Total assets                           131,238          177,993         283,524          17,431           167,453
LIABILITIES
               Accrued expenses to related party            -                -               -               -                 -
                                                  --------------  ---------------  --------------  --------------   --------------
NET ASSETS                                        $     131,238   $      177,993   $     283,524   $      17,431    $      167,453
                                                  ==============  ===============  ==============  ==============   ==============
Accumulation units outstanding                          124,312          174,980         209,944          16,370           217,344
                                                  ==============  ===============  ==============  ==============   ==============
Unit value                                        $    1.055722   $     1.017224   $    1.350480   $    1.064806    $     0.770451
                                                  ==============  ===============  ==============  ==============   ==============

                        See Notes to Financial Statements

                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2001
                                  (CONTINUED)

                                                                                    ALGER AMERICAN                     DEUTSCHE
                                                   PHOENIX-SENECA                     LEVERAGED      DEUTSCHE VIT     VIT EQUITY
                                                  STRATEGIC THEME  AIM V.I. VALUE  ALLCAP PORTFOLIO  EAFE(R) EQUITY    500 INDEX
                                                    SUBACCOUNT       SUBACCOUNT       SUBACCOUNT    INDEX SUBACCOUNT  SUBACCOUNT
                                                  ---------------  --------------  ---------------  --------------- -------------
ASSETS
               Investments at cost                 $     106,077   $        6,974   $     154,379   $     171,304   $       2,286
                                                   ==============  ===============  ==============  ==============  =============
               Investments at market               $      91,819   $        7,196   $     153,002   $     157,090   $       2,303
                                                   --------------  ---------------  --------------  --------------  -------------
                 Total assets                             91,819            7,196         153,002         157,090           2,303
LIABILITIES
               Accrued expenses to related party             -                -                 1             -               -
                                                   --------------  ---------------  --------------  --------------  -------------
NET ASSETS                                         $      91,819   $        7,196   $     153,001   $     157,090   $       2,303
                                                   ==============  ===============  ==============  ==============  =============
Accumulation units outstanding                           130,303            7,615         183,164         174,316           2,180
                                                   ==============  ===============  ==============  ==============  =============
Unit value                                         $    0.704659   $     0.944961   $    0.835329   $    0.901184   $    1.056437
                                                   ==============  ===============  ==============  ==============  =============

                                                   FEDERATED FUND
                                                      FOR U.S.      FEDERATED HIGH                     VIP GROWTH
                                                     GOVERNMENT      INCOME BOND    VIP CONTRAFUND(R) OPPORTUNITIES   VIP GROWTH
                                                    SECURITIES II      FUND II          PORTFOLIO       PORTFOLIO      PORTFOLIO
                                                     SUBACCOUNT       SUBACCOUNT       SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                                   --------------  ---------------  --------------  --------------  -------------
ASSETS
               Investments at cost                 $     186,334   $       78,664   $      10,623   $       7,976   $     133,720
                                                   ==============  ===============  ==============  ==============  =============
               Investments at market               $     188,786   $       74,959   $      11,416   $       8,080   $     125,792
                                                   --------------  ---------------  --------------  --------------  -------------
                 Total assets                            188,786           74,959          11,416           8,080         125,792
LIABILITIES
               Accrued expenses to related party             -                -               -               -               -
                                                   --------------  ---------------  --------------  --------------  -------------
NET ASSETS                                         $     188,786   $       74,959   $      11,416   $       8,080   $     125,792
                                                   ==============  ===============  ==============  ==============  =============
Accumulation units outstanding                           177,972           79,444          11,741           8,492         157,601
                                                   ==============  ===============  ==============  ==============  =============

Unit value                                         $    1.060761   $     0.943542   $    0.972371   $    0.951516   $    0.798161
                                                   ==============  ===============  ==============  ==============  =============

                                                                                       TEMPLETON
                                                                                      DEVELOPING                      TEMPLETON
                                                    MUTUAL SHARES   TEMPLETON ASSET     MARKETS    TEMPLETON GROWTH INTERNATIONAL
                                                     SECURITIES        STRATEGY       SECURITIES      SECURITIES      SECURITIES
                                                     SUBACCOUNT       SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                                   --------------  ---------------  --------------  --------------  -------------
ASSETS
               Investments at cost                 $      76,809   $       10,471   $       4,975   $      24,348   $      56,606
                                                   ==============  ===============  ==============  ==============  =============
               Investments at market               $      80,373   $        8,588   $       4,933   $      25,427   $      48,761
                                                   --------------  ---------------  --------------  --------------  -------------
                 Total assets                             80,373            8,588           4,933          25,427          48,761
LIABILITIES
               Accrued expenses to related party               -                -               -               -               -
                                                   --------------  ---------------  --------------  --------------  -------------
NET ASSETS                                         $      80,373   $        8,588   $       4,933   $      25,427   $      48,761
                                                   ==============  ===============  ==============  ==============  =============
Accumulation units outstanding                            79,151            9,506           5,276          25,821          55,215
                                                   ==============  ===============  ==============  ==============  =============
Unit value                                         $    1.015447   $     0.903379   $    0.935164   $    0.984733   $    0.883099
                                                   ==============  ===============  ==============  ==============  =============

                                                                                        WANGER
                                                    TECHNOLOGY     WANGER FOREIGN    INTERNATIONAL                   WANGER U.S.
                                                     PORTFOLIO         FORTY           SMALL CAP    WANGER TWENTY     SMALL CAP
                                                    SUBACCOUNT       SUBACCOUNT       SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                                   --------------  ---------------  --------------  --------------  -------------
ASSETS
               Investments at cost                 $      39,893   $       68,863   $     315,115   $      19,325   $     417,491
                                                   ==============  ===============  ==============  ==============  =============
               Investments at market               $      32,070   $       51,299   $     308,200   $      21,609   $     447,458
                                                   --------------  ---------------  --------------  --------------  -------------
                 Total assets                             32,070           51,299         308,200          21,609         447,458
LIABILITIES
               Accrued expenses to related party             -                -                 1              -               -
                                                   --------------  ---------------  --------------  --------------  -------------
NET ASSETS                                         $      32,070   $       51,299   $     308,199   $      21,609   $     447,458
                                                   ==============  ===============  ==============  ==============  =============
Accumulation units outstanding                            67,975           67,514         396,109          19,822         380,414
                                                   ==============  ===============  ==============  ==============  =============
Unit value                                         $    0.471792   $     0.759827   $    0.778068   $    1.090134   $    1.176238
                                                   ==============  ===============  ==============  ==============  =============

                        See Notes to Financial Statements

                            STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2001

                                                                                                                  PHOENIX-
                                              PHOENIX-          PHOENIX-    PHOENIX-ALLIANCE/                     DEUTSCHE
                                              ABERDEEN          ABERDEEN      BERNSTEIN      PHOENIX-DEUTSCHE    NASDAQ-100
                                           INTERNATIONAL        NEW ASIA     GROWTH + VALUE      DOW 30           INDEX(R)
                                           SUBACCOUNT(3)     SUBACCOUNT(14)  SUBACCOUNT(16)  SUBACCOUNT(8)     SUBACCOUNT(11)
                                        ------------------   --------------  -------------  ----------------  ---------------
Investment income
   Distributions                        $             -      $         144   $           3   $       1,174    $          -
Expenses
   Mortality, expense risk and
      administrative charges                          -                -               -               -                   1
                                        ------------------   --------------  -------------  ----------------  ---------------
Net investment income (loss)                          -                144               3           1,174                (1)
                                        ------------------   --------------  -------------  ----------------  ---------------
Net realized gain (loss) from
   share transactions                                 556            1,780              -           (3,898)             (523)
Net realized gain distribution
   from Fund                                          639              -                -              546               -
Net unrealized appreciation
  (depreciation) on investment                     (6,535)             726              56            (939)            2,831
                                        ------------------   --------------  -------------  ----------------  ---------------
Net gain (loss) on investment                      (5,340)           2,506              56          (4,291)            2,308
Net increase (decrease) in net
   assets resulting from operations     $          (5,340)   $       2,650   $          59   $      (3,117)   $        2,307
                                        ==================   ==============  =============  ================  ===============

                                                                                                                  PHOENIX-
                                          PHOENIX-DUFF &       PHOENIX-                          PHOENIX-      FEDERATED U.S.
                                           PHELPS REAL        ENGEMANN          PHOENIX-      ENGEMANN SMALL     GOVERNMENT
                                         ESTATE SECURITIES  CAPITAL GROWTH   ENGEMANN NIFTY  & MID-CAP GROWTH       BOND
                                         SUBACCOUNT(4)       SUBACCOUNT     FIFTY SUBACCOUNT  SUBACCOUNT(12)   SUBACCOUNT(1)
                                        ------------------  --------------  ---------------  ---------------  ---------------
Investment income
   Distributions                        $           1,507    $          24   $         -      $        -      $        4,073
Expenses
   Mortality, expense risk and
      administrative charges                          -                -               -               -                   1
                                        ------------------   --------------  -------------  ----------------  ---------------
Net investment income (loss)                        1,507               24             -               -               4,072
                                        ------------------   --------------  -------------  ----------------  ---------------
Net realized gain (loss) from
   share transactions                                (585)          13,655          (1,979)             (6)               58
Net realized gain distribution
   from Fund                                          -                920             -               -               2,355
Net unrealized appreciation
   (depreciation) on investment                     2,073            1,024            (708)           (316)           (2,071)
                                        ------------------   --------------  -------------  ----------------  ---------------
Net gain (loss) on investment                       1,488           15,599          (2,687)           (322)              342
Net increase (decrease) in net
   assets resulting from operations     $           2,995    $      15,623   $      (2,687)   $       (322)   $        4,414
                                        ==================   ==============  =============  ================  ===============

                                                                PHOENIX-
                                              PHOENIX-        GOODWIN MULTI-    PHOENIX-       PHOENIX-J.P
                                           GOODWIN MONEY      SECTOR FIXED     HOLLISTER     MORGAN RESEARCH   PHOENIX-JANUS
                                              MARKET             INCOME      VALUE EQUITY    ENHANCED INDEX     CORE EQUITY
                                            SUBACCOUNT         SUBACCOUNT    SUBACCOUNT(3)   SUBACCOUNT(10)     SUBACCOUNT
                                        ------------------   --------------  -------------  ----------------  ---------------
Investment income
   Distributions                        $          28,469     $     10,060   $       2,495    $        876    $          328
Expenses
   Mortality, expense risk and
      administrative charges                        1,686                1              (2)            -                 -
                                        ------------------   --------------  -------------  ----------------  ---------------
Net investment income (loss)                       26,783           10,059           2,497             876               328
                                        ------------------   --------------  -------------  ----------------  ---------------
Net realized gain (loss) from
   share transactions                                 -                 15          (9,665)           (109)             (692)
Net realized gain distribution
   from Fund                                          -                -             1,274             685               -
Net unrealized appreciation
   (depreciation) on investment                       -             (5,570)        (27,232)        (10,905)           (1,032)
                                        ------------------   --------------  -------------  ----------------  ---------------
Net gain (loss) on investment                         -             (5,555)        (35,623)        (10,329)           (1,724)
Net increase (decrease) in net
   assets resulting from operations     $          26,783     $      4,504   $     (33,126)   $     (9,453)   $       (1,396)
                                        ==================   ==============  =============  ================  ===============

                                                                                             PHOENIX-MORGAN      PHOENIX-
                                         PHOENIX-JANUS        PHOENIX-JANUS    PHOENIX-MFS   STANLEY FOCUS       OAKHURST
                                        FLEXIBLE INCOME          GROWTH           VALUE          EQUITY          BALANCED
                                         SUBACCOUNT(6)        SUBACCOUNT(3)   SUBACCOUNT(16) SUBACCOUNT(17)    SUBACCOUNT(5)
                                        ------------------   --------------  -------------  ----------------  ---------------
Investment income
   Distributions                        $           2,423     $        -      $         38    $        -      $          454
Expenses
   Mortality, expense risk and
      administrative charges                          -                -               -               -                 -
                                        ------------------   --------------  -------------  ----------------  ---------------
Net investment income (loss)                        2,423              -                38             -                 454
                                        ------------------   --------------  -------------  ----------------  ---------------
Net realized gain (loss)
   from share transactions                              8             (566)            -               (72)                2
Net realized gain distribution
   from Fund                                          545              -               -               -                 170
Net unrealized appreciation
   (depreciation) on investment                      (637)         (48,894)            506              40               301
                                        ------------------   --------------  -------------  ----------------  ---------------
Net gain (loss) on investment                         (84)         (49,460)            506             (32)              473
Net increase (decrease) in net
   assets resulting from operations     $           2,339     $    (49,460)   $        544    $        (32)   $          927
                                        ==================   ==============  =============  ================  ===============

                                                                PHOENIX-
                                             PHOENIX-           OAKHURST     PHOENIX-SANFORD  PHOENIX-SANFORD
                                         OAKHURST GROWTH       STRATEGIC     BERNSTEIN MID-   BERNSTEIN SMALL- PHOENIX-SENECA
                                            AND INCOME         ALLOCATION      CAP VALUE         CAP VALUE     MID-CAP GROWTH
                                          SUBACCOUNT(7)       SUBACCOUNT(1)   SUBACCOUNT      SUBACCOUNT(15)    SUBACCOUNT(1)
                                        ------------------   --------------  -------------  ----------------  ---------------
Investment income
   Distributions                        $             478     $      2,325    $     2,710     $         102   $          -
Expenses
   Mortality, expense risk and
      administrative charges                            1                1             -               -                 -
                                        ------------------   --------------  -------------  ----------------  ---------------
Net investment income (loss)                          477            2,324          2,710               102              -
                                        ------------------   --------------  -------------  ----------------  ---------------
Net realized gain (loss)
   from share transactions                             (3)          (1,330)        (2,486)              302           (2,689)
Net realized gain distribution
   from Fund                                           32            1,752          1,198               191              -
Net unrealized appreciation
   (depreciation) on investment                       741           (2,957)        29,785               856          (17,384)
                                        ------------------   --------------  -------------  ----------------  ---------------
Net gain (loss) on investment                         770           (2,535)        28,497             1,349          (20,073)
Net increase (decrease) in net
   assets resulting from operations     $           1,247     $       (211)   $    31,207     $       1,451   $      (20,073)
                                        ==================   ==============  =============  ================  ===============

                        See Notes to Financial Statements

                            STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2001
                                  (CONTINUED)

                                                                        ALGER AMERICAN        DEUTSCHE VIT
                                      PHOENIX-SENECA                       LEVERAGED         EAFE(R) EQUITY     DEUTSCHE VIT
                                     STRATEGIC THEME  AIM V.I. VALUE    ALLCAP PORTFOLIO         INDEX        EQUITY 500 INDEX
                                       SUBACCOUNT     SUBACCOUNT(18)       SUBACCOUNT        SUBACCOUNT(7)     SUBACCOUNT(16)
                                     --------------- ----------------   ----------------   ----------------  -----------------
Investment income
   Distributions                     $          -     $          -      $          -       $            -    $             -
Expenses
   Mortality, expense risk and
      administrative charges                    -                -                   2                  -                  -
                                     ---------------  ----------------  ----------------   ----------------  -----------------
Net investment income (loss)                    -                -                  (2)                 -                  -
                                     ---------------  ----------------  ----------------   ----------------  -----------------
Net realized gain (loss)
   from share transactions                    (889)              -              (1,055)                592                 -
Net realized gain distribution
   from Fund                                 1,126               -               1,466                  -                  -
Net unrealized appreciation
   (depreciation) on investment            (13,914)              222            (1,338)            (14,214)                17
                                     ---------------  ----------------  ----------------   ----------------  -----------------
Net gain (loss) on investment              (13,677)              222              (927)            (13,622)                17
Net increase (decrease) in net
   assets resulting from operations  $     (13,677)   $          222    $         (929)    $       (13,622)  $             17
                                     ===============  ================  ================   ================  =================

                                    FEDERATED FUND
                                       FOR U.S.       FEDERATED HIGH                         VIP GROWTH
                                      GOVERNMENT       INCOME BOND     VIP CONTRAFUND(R)   OPPORTUNITIES       VIP GROWTH
                                     SECURITIES II       FUND II           PORTFOLIO         PORTFOLIO          PORTFOLIO
                                     SUBACCOUNT(3)    SUBACCOUNT(4)     SUBACCOUNT(13)     SUBACCOUNT(12)     SUBACCOUNT(2)
                                    ---------------  ----------------  ----------------   ---------------    ----------------
Investment income
   Distributions                     $         977    $        1,393    $          -      $            -    $             -
Expenses
   Mortality, expense risk and
      administrative charges                    -                -                 -                   -                  -
                                     ---------------  ----------------  ----------------  ----------------  -----------------
Net investment income (loss)                   977             1,393               -                   -                  -
                                     ---------------  ----------------  ----------------  ----------------  -----------------
Net realized gain (loss)
   from share transactions                     171               (12)                3                  2               (157)
Net realized gain distribution
   from Fund                                    -                -                 -                   -               1,883
Net unrealized appreciation
   (depreciation) on investment              2,452            (3,705)              793                104             (7,928)
                                     ---------------  ----------------  ----------------  ----------------  -----------------
Net gain (loss) on investment                2,623            (3,717)              796                106             (6,202)
Net increase (decrease) in net
   assets resulting from operations  $       3,600    $       (2,324)   $          796    $           106   $         (6,202)
                                     ===============  ================  ================  ================  =================

                                                                           TEMPLETON
                                                                          DEVELOPING                             TEMPLETON
                                      MUTUAL SHARES    TEMPLETON ASSET      MARKETS      TEMPLETON GROWTH      INTERNATIONAL
                                       SECURITIES         STRATEGY        SECURITIES        SECURITIES           SECURITIES
                                      SUBACCOUNT(5)     SUBACCOUNT(6)   SUBACCOUNT(11)    SUBACCOUNT(9)          SUBACCOUNT
                                     ---------------  ----------------  ----------------  ----------------    ----------------
Investment income
   Distributions                     $         221    $          118    $          -      $           373    $            676
Expenses
   Mortality, expense risk and
      administrative charges                    -                  1               -                    1                  -
                                     ---------------  ----------------  ----------------  ----------------   -----------------
Net investment income (loss)                   221               117               -                  372                 676
                                     ---------------  ----------------  ----------------  ----------------   -----------------
Net realized gain (loss)
   from share transactions                  (3,743)               78                (3)                31                 (38)
Net realized gain distribution
   from Fund                                   743               842               -                   42               5,315
Net unrealized appreciation
   (depreciation) on investment              3,564            (1,883)              (42)             1,079              (8,483)
                                     ---------------  ----------------  ----------------  ----------------   -----------------
Net gain (loss) on investment                  564              (963)              (45)             1,152              (3,206)
Net increase (decrease) in net
   assets resulting from operations  $         785    $         (846)   $          (45)   $         1,524    $         (2,530)
                                     ===============  ================  ================  ================   =================

                                                                           WANGER
                                        TECHNOLOGY     WANGER FOREIGN   INTERNATIONAL                            WANGER U.S.
                                        PORTFOLIO          FORTY          SMALL CAP       WANGER TWENTY           SMALL CAP
                                       SUBACCOUNT(3)     SUBACCOUNT       SUBACCOUNT      SUBACCOUNT(6)          SUBACCOUNT
                                     ---------------  ----------------  ----------------  ---------------    ----------------
Investment income
   Distributions                      $        -      $           61    $          -      $           -      $            9
Expenses
   Mortality, expense risk and
      administrative charges                     1                 1                 2                -                  -
Net investment income (loss)                    (1)               60                (2)               -                   9
                                     ---------------  ----------------  ----------------  ---------------    ----------------
Net realized gain (loss)
   from share transactions                    (501)            4,408             4,851                  1            (4,641)
Net realized gain distribution
   from Fund                                   -               3,882             4,687                -                  -
Net unrealized appreciation
   (depreciation) on investment             (7,823)          (17,779)           (6,894)             2,284             29,878
                                     ---------------  ----------------  ----------------  ---------------    ----------------
Net gain (loss) on investment               (8,324)           (9,489)            2,644              2,285             25,237
Net increase (decrease) in net
   assets resulting from operations  $      (8,325)   $       (9,429)   $        2,642    $         2,285    $        25,246
                                     ===============  ================  ================  ===============    ================

          Footnotes for Statements of Operations
          For the period ended December 31, 2001

          (1)  From inception         January 12, 2001  to December 31, 2001
          (2)  From inception         January 31, 2001  to December 31, 2001
          (3)  From inception         February 1, 2001  to December 31, 2001
          (4)  From inception         February 8, 2001  to December 31, 2001
          (5)  From inception        February 20, 2001  to December 31, 2001
          (6)  From inception            March 9, 2001  to December 31, 2001
          (7)  From inception            April 4, 2001  to December 31, 2001
          (8)  From inception             May 10, 2001  to December 31, 2001
          (9)  From inception             May 15, 2001  to December 31, 2001
          (10) From inception             June 4, 2001  to December 31, 2001
          (11) From inception            July 31, 2001  to December 31, 2001
          (12) From inception           August 1, 2001  to December 31, 2001
          (13) From inception        September 7, 2001  to December 31, 2001
          (14) From inception       September 20, 2001  to December 31, 2001
          (15) From inception        November 13, 2001  to December 31, 2001
          (16) From inception         December 4, 2001  to December 31, 2001
          (17) From inception        December 12, 2001  to December 31, 2001
          (18) From inception        December 14, 2001  to December 31, 2001

                        See Notes to Financial Statements

                            STATEMENT OF OPERATIONS
                       FOR THE PERIOD ENDED DECEMBER 31, 2000

                                                            ENGEMANN                                ENGEMANN       SENECA STRATEGIC
                                                           NIFTY FIFTY     SANFORD BERNSTEIN     CAPITAL GROWTH         THEME
                                                          SUBACCOUNT(3)   MID-CAP SUBACCOUNT(1)   SUBACCOUNT(1)     SUBACCOUNT(4)
                                                         --------------  ----------------------  --------------   -----------------

Investment income
   Distributions                                           $     -       $             80        $        -         $          -
Expenses
   Mortality, expense risk and
   administrative charges                                        -                   -                    -                    -
                                                         --------------  ----------------------  --------------   -----------------
Net investment income (loss)                                     -                     80                 -                    -
                                                         --------------  ----------------------  --------------   -----------------
Net realized gain (loss) from share transactions                 -                   -                      (5)                -
Net realized gain distribution from Fund                         -                   -                     224                 280

Net unrealized appreciation (depreciation)
on investment                                                      4                1,142               (2,375)               (344)
                                                         --------------  ----------------------  --------------   -----------------
Net gain (loss) on investment                                      4                1,142               (2,156)                (64)
                                                         --------------  ----------------------  --------------   -----------------
Net increase (decrease) in net assets
resulting from operations                                  $       4     $          1,222        $      (2,156)     $          (64)
                                                         ==============  ======================  ==============   =================

                                                            GOODWIN                              WANGER SMALL          WANGER
                                                          MONEY MARKET    GOODWIN MULTI-SECTOR        CAP           INTERNATIONAL
                                                          SUBACCOUNT(2)    FIXED SUBACCOUNT(4)   SUBACCOUNT(4)      SUBACCOUNT(4)
                                                         --------------  ----------------------  --------------   -----------------

Investment income
   Distributions                                           $     106     $             50        $         -        $          -
Expenses
   Mortality, expense risk and
   administrative charges                                        -                    -                    -                   -
                                                         --------------  ----------------------  --------------   -----------------
Net investment income (loss)                                     106                   50                  -                   -
                                                         --------------  ----------------------  --------------   -----------------
Net realized gain (loss) from share transactions                 -                    -                    -                   -
Net realized gain distribution from Fund                         -                    -                    -                   -
Net unrealized appreciation (depreciation)
on investment                                                    -                    (21)                  89                 (21)
                                                         --------------  ----------------------  --------------   -----------------
Net gain (loss) on investment                                    -                    (21)                  89                 (21)
                                                         --------------  ----------------------  --------------   -----------------
Net increase (decrease) in net assets
resulting from operations                                  $     106     $             29        $          89      $          (21)
                                                         ==============  ======================  ==============   =================

                                                             WANGER                               JANUS EQUITY      ALGER AMERICAN
                                                          FOREIGN FORTY   TEMPLETON INTERNATIONAL    INCOME        LEVERAGED ALLCAP
                                                          SUBACCOUNT(3)    FUND SUBACCOUNT(1)     SUBACCOUNT(3)     SUBACCOUNT(3)
                                                         --------------  ----------------------  --------------   -----------------

Investment income
   Distributions                                           $     -       $           -           $          46      $          -
Expenses
   Mortality, expense risk and
   administrative charges                                        -                   -                     -                   -
                                                         --------------  ----------------------  --------------   -----------------
Net investment income (loss)                                     -                   -                      46                 -
                                                         --------------  ----------------------  --------------   -----------------
Net realized gain (loss) from share transactions                 -                   -                     -                   -
Net realized gain distribution from Fund                         -                   -                     -                   -
Net unrealized appreciation (depreciation)
on investment                                                    215                 638                   160                 (39)
                                                         --------------  ----------------------  --------------   -----------------
Net gain (loss) on investment                                    215                 638                   160                 (39)
                                                         --------------  ----------------------  --------------   -----------------
Net increase (decrease) in net assets
resulting from operations                                  $     215                 638         $         206      $          (39)
                                                         ==============  ======================  ==============   =================

Footnotes for Statements of Operations
For the period ended December 31, 2000

(1) From inception October 31, 2000 to December 31, 2000
(2) From inception November 29, 2000 to December 31, 2000
(3) From inception December 5, 2000 to December 31, 2000
(4) From inception December 18, 2000 to December 31, 2000

                        See Notes to Financial Statements

                            STATEMENTS OF CHANGES IN NET ASSETS
                           FOR THE PERIOD ENDED DECEMBER 31, 2001

                                                                                                                      PHOENIX-
                                             PHOENIX-         PHOENIX-      PHOENIX-ALLIANCE/                         DEUTSCHE
                                             ABERDEEN       ABERDEEN NEW       BERNSTEIN       PHOENIX-DEUTSCHE      NASDAQ-100
                                            INTERNATIONAL       ASIA        GROWTH + VALUE         DOW 30             INDEX(R)
                                            SUBACCOUNT(3)   SUBACCOUNT(14)   SUBACCOUNT(16)     SUBACCOUNT(8)      SUBACCOUNT(11)
                                          ----------------  --------------  ----------------   ----------------    ---------------
FROM OPERATIONS
   Net investment income (loss)           $           -     $         144   $             3    $         1,174     $           (1)
   Net realized gain (loss)                         1,195           1,780               -               (3,352)              (523)
   Net unrealized appreciation
      (depreciation)                               (6,535)            726                56               (939)             2,831
                                          ----------------  --------------  ----------------   ----------------    ---------------
   Net increase (decrease)
      resulting from operations                    (5,340)          2,650                59             (3,117)             2,307
                                          ----------------  --------------  ----------------   ----------------    ---------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                            51,248           7,118               -              134,770             52,355
   Participant transfers                          (10,864)            -               2,761               (217)               -
   Participant withdrawals                           (602)            -                  (5)            (1,371)            (1,184)
                                          ----------------  --------------  ----------------   ----------------    ---------------
   Net increase (decrease)
      in net assets resulting
      from participant transactions                39,782           7,118             2,756            133,182             51,171
                                          ----------------  --------------  ----------------   ----------------    ---------------
   Net increase (decrease) in net assets           34,442           9,768             2,815            130,065             53,478
NET ASSETS
   Beginning of period                                -               -                 -                  -                  -
                                          ----------------  --------------  ----------------   ----------------    ---------------
   End of period                          $        34,442   $       9,768   $         2,815    $       130,065     $       53,478
                                          ================  ==============  ================   ================    ===============

                                                                                                                       PHOENIX-
                                            PHOENIX-DUFF &     PHOENIX-                           PHOENIX-          FEDERATED U.S.
                                             PHELPS REAL       ENGEMANN        PHOENIX-        ENGEMANN SMALL         GOVERNMENT
                                          ESTATE SECURITIES CAPITAL GROWTH  ENGEMANN NIFTY    & MID-CAP GROWTH           BOND
                                            SUBACCOUNT(4)     SUBACCOUNT    FIFTY SUBACCOUNT    SUBACCOUNT(12)      SUBACCOUNT(1)
                                          ----------------  --------------  ----------------   ----------------    ---------------
FROM OPERATIONS
   Net investment income (loss)           $         1,507   $          24   $           -      $           -       $        4,072
   Net realized gain (loss)                          (585)         14,575            (1,979)                (6)             2,413
   Net unrealized appreciation
      (depreciation)                                2,073           1,024              (708)              (316)            (2,071)
                                          ----------------  --------------  ----------------   ----------------    ---------------
   Net increase (decrease)
      resulting from operations                     2,995          15,623            (2,687)              (322)             4,414
                                          ----------------  --------------  ----------------   ----------------    ---------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                            62,515          81,033             4,754              6,718             99,273
   Participant transfers                            6,572         193,744               -                  987                -
   Participant withdrawals                           (346)           (852)              -                  (58)           (18,165)
                                          ----------------  --------------  ----------------   ----------------    ---------------
   Net increase (decrease)
      in net assets resulting
      from participant transactions                68,741         273,925             4,754              7,647             81,108
                                          ----------------  --------------  ----------------   ----------------    ---------------
   Net increase (decrease) in net assets           71,736         289,548             2,067              7,325             85,522
NET ASSETS
   Beginning of period                                -            25,396             9,147                -                  -
                                          ----------------  --------------  ----------------   ----------------    ---------------
   End of period                          $        71,736   $     314,944   $        11,214    $         7,325     $       85,522
                                          ================  ==============  ================   ================    ===============

                                                               PHOENIX-
                                               PHOENIX-     GOODWIN MULTI-                       PHOENIX-J.P.
                                            GOODWIN MONEY    SECTOR FIXED   PHOENIX-HOLLISTER   MORGAN RESEARCH     PHOENIX-JANUS
                                                MARKET          INCOME        VALUE EQUITY      ENHANCED INDEX       CORE EQUITY
                                             SUBACCOUNT       SUBACCOUNT      SUBACCOUNT(3)     SUBACCOUNT(10)       SUBACCOUNT
                                          ----------------  --------------  ----------------   ----------------   ---------------
FROM OPERATIONS
   Net investment income (loss)           $        26,783   $      10,059    $        2,497    $           876     $          328
   Net realized gain (loss)                           -                15            (8,391)               576               (692)
   Net unrealized appreciation
      (depreciation)                                  -            (5,570)          (27,232)           (10,905)            (1,032)
                                          ----------------  --------------  ----------------   ----------------    ---------------
   Net increase (decrease)
      resulting from operations                    26,783           4,504           (33,126)            (9,453)            (1,396)
                                          ----------------  --------------  ----------------   ----------------    ---------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                         4,560,124         170,984           385,863             56,285             32,535
   Participant transfers                       (1,312,459)            -              22,761            135,715             10,606
   Participant withdrawals                     (2,178,969)         (2,132)           (2,872)            (1,752)            (1,087)
                                          ----------------  --------------  ----------------   ----------------    ---------------
   Net increase (decrease)
      in net assets resulting
      from participant transactions             1,068,696         168,852           405,752            190,248             42,054
                                          ----------------  --------------  ----------------   ----------------    ---------------
   Net increase (decrease) in net assets        1,095,479         173,356           372,626            180,795             40,658
NET ASSETS
   Beginning of period                             19,127           2,691               -                  -                9,349
                                          ----------------  --------------  ----------------   ----------------    ---------------
   End of period                          $     1,114,606   $     176,047   $       372,626    $       180,795     $       50,007
                                          ===============   ==============  ================   ================    ===============

                                                                                               PHOENIX-MORGAN         PHOENIX-
                                           PHOENIX-JANUS    PHOENIX-JANUS    PHOENIX-MFS        STANLEY FOCUS         OAKHURST
                                          FLEXIBLE INCOME       GROWTH           VALUE             EQUITY             BALANCED
                                           SUBACCOUNT(6)     SUBACCOUNT(3)   SUBACCOUNT(16)     SUBACCOUNT(17)      SUBACCOUNT(5)
                                          ----------------  --------------  ----------------   ----------------    ---------------
FROM OPERATIONS
   Net investment income (loss)           $         2,423   $         -     $            38    $           -       $          454
   Net realized gain (loss)                           553            (566)              -                  (72)               172
   Net unrealized appreciation
      (depreciation)                                 (637)        (48,894)              506                 40                301
                                          ----------------  --------------  ----------------   ----------------    ---------------
   Net increase (decrease)
      resulting from operations                     2,339         (49,460)              544                (32)               927
                                          ----------------  --------------  ----------------   ----------------    ---------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                            63,403         287,441               -                5,686             53,758
   Participant transfers                            9,682          85,248            20,586                -                1,376
   Participant withdrawals                           (815)         (5,152)              (36)               -                 (863)
                                          ----------------  --------------  ----------------   ----------------    ---------------
   Net increase (decrease)
      in net assets resulting
      from participant transactions                72,270         367,537            20,550              5,686             54,271
                                          ----------------  --------------  ----------------   ----------------    ---------------
   Net increase (decrease) in net assets           74,609         318,077            21,094              5,654             55,198
NET ASSETS
   Beginning of period                                -               -                 -                  -                  -
                                          ----------------  --------------  ----------------   ----------------    ---------------
   End of period                          $        74,609   $     318,077   $        21,094    $         5,654     $       55,198
                                          ================  ==============  ================   ================    ===============

                        See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2001
                                  (CONTINUED)

                                                            PHOENIX-
                                          PHOENIX-          OAKHURST       PHOENIX-SANFORD     PHOENIX-SANFORD
                                      OAKHURST GROWTH      STRATEGIC        BERNSTEIN MID-    BERNSTEIN SMALL-     PHOENIX-SENECA
                                         AND INCOME        ALLOCATION          CAP VALUE          CAP VALUE        MID-CAP GROWTH
                                       SUBACCOUNT(7)      SUBACCOUNT(1)       SUBACCOUNT        SUBACCOUNT(15)      SUBACCOUNT(1)
                                     ----------------   ----------------  ------------------  -----------------   -----------------
FROM OPERATIONS
   Net investment income (loss)      $           477    $         2,324   $           2,710   $            102    $            -
   Net realized gain (loss)                       29                422              (1,288)               493              (2,689)
   Net unrealized appreciation
      (depreciation)                             741             (2,957)             29,785                856             (17,384)
                                     ----------------   ----------------  ------------------  -----------------   -----------------
   Net increase (decrease)
      resulting from operations                1,247               (211)             31,207              1,451             (20,073)
                                     ----------------   ----------------  ------------------  -----------------   -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                      130,888            234,427             128,493             27,338             205,981
   Participant transfers                        (370)           (37,328)            114,587            (11,299)              1,807
   Participant withdrawals                      (527)           (18,895)             (4,439)               (59)            (20,262)
                                     ----------------   ----------------  ------------------  -----------------   -----------------
   Net increase (decrease)
      in net assets resulting
      from participant transactions          129,991            178,204             238,641             15,980             187,526
                                     ----------------   ----------------  ------------------  -----------------   -----------------
   Net increase (decrease)
      in net assets                          131,238            177,993             269,848             17,431             167,453
NET ASSETS
   Beginning of period                           -                  -                13,676                -                   -
                                     ----------------   ----------------  ------------------  -----------------   -----------------
   End of period                     $       131,238    $       177,993   $         283,524   $         17,431    $        167,453
                                     ================   ================  ==================  =================   =================

                                                                            ALGER AMERICAN       DEUTSCHE VIT
                                       PHOENIX-SENECA                          LEVERAGED        EAFE(R) EQUITY     DEUTSCHE VIT
                                      STRATEGIC THEME    AIM V.I. VALUE    ALLCAP PORTFOLIO         INDEX         EQUITY 500 INDEX
                                         SUBACCOUNT      SUBACCOUNT(18)       SUBACCOUNT        SUBACCOUNT(7)       SUBACCOUNT(16)
                                     ----------------   ----------------  ------------------  -----------------   -----------------
FROM OPERATIONS
   Net investment income (loss)      $           -      $           -     $              (2)  $            -      $            -
   Net realized gain (loss)                      237                -                   411                592                 -
   Net unrealized appreciation
      (depreciation)                         (13,914)               222              (1,338)           (14,214)                 17
                                     ----------------   ----------------  ------------------  -----------------   -----------------
   Net increase (decrease)
      resulting from operations              (13,677)               222                (929)           (13,622)                 17
                                     ----------------   ----------------  ------------------  -----------------   -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                      124,417              6,987             155,717             75,480                 -
   Participant transfers                     (19,651)               -                10,688             96,713               2,290
   Participant withdrawals                    (1,335)               (13)            (18,532)            (1,481)                 (4)
                                     ----------------   ----------------  ------------------  -----------------   -----------------
   Net increase (decrease)
      in net assets resulting
      from participant transactions          103,431              6,974             147,873            170,712               2,286
                                     ----------------   ----------------  ------------------  -----------------   -----------------
   Net increase (decrease)
      in net assets                           89,754              7,196             146,944            157,090               2,303
NET ASSETS
   Beginning of period                         2,065                -                 6,057                -                   -
                                     ----------------   ----------------  ------------------  -----------------   -----------------
   End of period                     $        91,819    $         7,196   $         153,001   $        157,090    $          2,303
                                     ================   ================  ==================  =================   =================

                                       FEDERATED FUND
                                          FOR U.S.       FEDERATED HIGH                          VIP GROWTH
                                         GOVERNMENT       INCOME BOND     VIP CONTRAFUND(R)     OPPORTUNITIES        VIP GROWTH
                                       SECURITIES II        FUND II            PORTFOLIO          PORTFOLIO           PORTFOLIO
                                       SUBACCOUNT(3)     SUBACCOUNT(4)       SUBACCOUNT(13)    SUBACCOUNT(12)       SUBACCOUNT(2)
                                     ----------------   ----------------  ------------------  -----------------   -----------------
FROM OPERATIONS
   Net investment income (loss)      $           977    $         1,393   $             -     $            -      $            -
   Net realized gain (loss)                      171                (12)                  3                  2               1,726
   Net unrealized appreciation
      (depreciation)                           2,452             (3,705)                793                104              (7,928)
                                     ----------------   ----------------  ------------------  -----------------   -----------------
   Net increase (decrease)
      resulting from operations                3,600             (2,324)                796                106              (6,202)
                                     ----------------   ----------------  ------------------  -----------------   -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                      130,678             57,300                 -                8,087             104,522
   Participant transfers                      56,529             20,894              10,620                (77)             29,179
   Participant withdrawals                    (2,021)              (911)                -                  (36)             (1,707)
                                     ----------------   ----------------  ------------------  -----------------   -----------------
   Net increase (decrease)
      in net assets resulting
      from participant transactions          185,186             77,283              10,620              7,974             131,994
                                     ----------------   ----------------  ------------------  -----------------   -----------------
   Net increase (decrease)
      in net assets                          188,786             74,959              11,416              8,080             125,792
NET ASSETS
   Beginning of period                           -                  -                   -                  -                   -
                                     ----------------   ----------------  ------------------  -----------------   -----------------
   End of period                     $       188,786    $        74,959   $          11,416   $          8,080    $        125,792
                                     ================   ================  ==================  =================   =================

                                                                              TEMPLETON
                                                                              DEVELOPING                              TEMPLETON
                                       MUTUAL SHARES     TEMPLETON ASSET       MARKETS        TEMPLETON GROWTH      INTERNATIONAL
                                         SECURITIES         STRATEGY          SECURITIES          SECURITIES          SECURITIES
                                       SUBACCOUNT(5)      SUBACCOUNT(6)     SUBACCOUNT(11)      SUBACCOUNT(9)         SUBACCOUNT
                                     ----------------   ----------------  ------------------  -----------------   -----------------
FROM OPERATIONS
   Net investment income (loss)      $           221    $           117   $             -     $            372    $            676
   Net realized gain (loss)                   (3,000)               920                  (3)                73               5,277
   Net unrealized appreciation
      (depreciation)                           3,564             (1,883)                (42)             1,079              (8,483)
                                     ----------------   ----------------  ------------------  -----------------   -----------------
   Net increase (decrease)
      resulting from operations                  785               (846)                (45)             1,524              (2,530)
                                     ----------------   ----------------  ------------------  -----------------   -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                       81,382              7,929               5,030             19,896              18,075
   Participant transfers                         -                1,812                 -                4,314              20,577
   Participant withdrawals                    (1,794)              (307)                (52)              (307)               (453)
                                     ----------------   ----------------  ------------------  -----------------   -----------------
   Net increase (decrease)
      in net assets resulting
      from participant transactions           79,588              9,434               4,978             23,903              38,199
                                     ----------------   ----------------  ------------------  -----------------   -----------------
   Net increase (decrease)
      in net assets                           80,373              8,588               4,933             25,427              35,669
NET ASSETS
   Beginning of period                           -                  -                   -                  -                13,092
                                     ----------------   ----------------  ------------------  -----------------   -----------------
   End of period                     $        80,373    $         8,588   $           4,933   $         25,427    $         48,761
                                     ================   ================  ==================  ==================  =================

                        See Notes to Financial Statements

                     STATEMENTS OF CHANGES IN NET ASSETS
                    FOR THE PERIOD ENDED DECEMBER 31, 2001
                                  (CONTINUED)

                                                                                         WANGER
                                                        TECHNOLOGY    WANGER FOREIGN   INTERNATIONAL                  WANGER U.S.
                                                         PORTFOLIO        FORTY         SMALL CAP      WANGER TWENTY   SMALL CAP
                                                       SUBACCOUNT(3)    SUBACCOUNT     SUBACCOUNT      SUBACCOUNT(6)   SUBACCOUNT
                                                       -------------  -------------- ---------------  --------------- ------------
FROM OPERATIONS
   Net investment income (loss)                         $       (1)    $      60      $        (2)      $      -      $         9
   Net realized gain (loss)                                   (501)        8,290            9,538               1         (4,641)
   Net unrealized appreciation (depreciation)               (7,823)      (17,779)          (6,894)          2,284         29,878
                                                       -------------  -------------- ---------------  --------------- ------------
   Net increase (decrease) resulting from operations        (8,325)       (9,429)           2,642            2,285         25,246
                                                       -------------  -------------- ---------------  --------------- ------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits                                     35,838        70,654           59,294           14,755        154,457
   Participant transfers                                     5,541          (324)         257,868            4,842        266,069
   Participant withdrawals                                    (984)      (15,913)         (13,181)            (273)           -
                                                       -------------  -------------- ---------------  --------------- ------------
   Net increase (decrease) in net assets resulting
      from participant transactions                         40,395        54,417          303,981           19,324        420,526
                                                       -------------  -------------- ---------------  --------------- ------------
   Net increase (decrease) in net assets                    32,070        44,988          306,623           21,609        445,772
NET ASSETS
   Beginning of period                                         -           6,311            1,576              -            1,686
                                                       -------------  -------------- ---------------  --------------- ------------
   End of period                                        $   32,070     $  51,299      $   308,199       $   21,609    $   447,458
                                                       =============  ============== ===============  =============== ============

Footnotes For Statements of Changes in Net Assets
For the period ended December 31, 2001

(1) From inception        January 12, 2001 to December 31, 2001
(2) From inception        January 31, 2001 to December 31, 2001
(3) From inception        February 1, 2001 to December 31, 2001
(4) From inception        February 8, 2001 to December 31, 2001
(5) From inception       February 20, 2001 to December 31, 2001
(6) From inception           March 9, 2001 to December 31, 2001
(7) From inception           April 4, 2001 to December 31, 2001
(8) From inception            May 10, 2001 to December 31, 2001
(9) From inception            May 15, 2001 to December 31, 2001
(10)From inception            June 4, 2001 to December 31, 2001
(11)From inception           July 31, 2001 to December 31, 2001
(12)From inception          August 1, 2001 to December 31, 2001
(13)From inception       September 7, 2001 to December 31, 2001
(14)From inception      September 20, 2001 to December 31, 2001
(15)From inception       November 13, 2001 to December 31, 2001
(16)From inception        December 4, 2001 to December 31, 2001
(17)From inception       December 12, 2001 to December 31, 2001
(18)From inception       December 14, 2001 to December 31, 2001

                        See Notes to Financial Statements

                      STATEMENT OF CHANGES IN NET ASSETS
                    FOR THE PERIOD ENDED DECEMBER 31, 2000

                                                                                   SANFORD
                                                                                BERNSTEIN MID-   ENGEMANN CAPITAL
                                                         ENGEMANN NIFTY FIFTY        CAP              GROWTH
                                                             SUBACCOUNT(3)      SUBACCOUNT(1)       SUBACCOUNT(1)
                                                        ---------------------  ---------------- ------------------
FROM OPERATIONS
     Net investment income (loss)                       $                 -     $           80   $            -
     Net realized gain (loss)                                             -                -                  219
     Net unrealized appreciation (depreciation)                             4            1,142             (2,375)
                                                        ---------------------  ---------------- ------------------
     Net increase (decrease) resulting from operations                      4            1,222             (2,156)
                                                        ---------------------  ---------------- ------------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                               9,162           12,500             27,667
     Participant transfers                                                -                -                  -
     Participant withdrawals                                              (19)             (46)              (115)
                                                        ---------------------  ---------------- ------------------
     Net increase (decrease) in net assets resulting
        from participant transactions                                   9,143           12,454             27,552
                                                        ---------------------  ---------------- ------------------
     Net increase (decrease) in net assets                              9,147           13,676             25,396
NET ASSETS
     Beginning of period                                                  -                -                  -
                                                        ---------------------  ---------------- ------------------
     End of period                                      $               9,147   $       13,676   $         25,396
                                                        =====================  ================ ==================

                                                                                GOODWIN MONEY      GOODWIN MULTI-
                                                         SENECA STRATEGIC           MARKET          SECTOR FIXED
                                                         THEME SUBACCOUNT(4)    SUBACCOUNT(2)       SUBACCOUNT(4)
                                                        ---------------------  ---------------- ------------------
FROM OPERATIONS
     Net investment income (loss)                       $                 -     $           106  $             50
     Net realized gain (loss)                                             280               -                 -
     Net unrealized appreciation (depreciation)                          (344)              -                 (21)
                                                        ---------------------  ---------------- ------------------
     Net increase (decrease) resulting from operations                    (64)              106                29
                                                        ---------------------  ---------------- ------------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                               2,134            19,092             2,667
     Participant transfers                                                -                 (71)              -
     Participant withdrawals                                               (5)              -                  (5)
                                                        ---------------------  ---------------- ------------------
     Net increase (decrease) in net assets resulting
        from participant transactions                                   2,129            19,021             2,662
                                                        ---------------------  ---------------- ------------------
     Net increase (decrease) in net assets                              2,065            19,127             2,691
NET ASSETS
     Beginning of period                                                  -                 -                 -
                                                        ---------------------  ---------------- ------------------
     End of period                                      $               2,065   $        19,127  $          2,691
                                                        =====================  ================ ==================

                                                                                    WANGER        WANGER FOREIGN
                                                          WANGER SMALL CAP       INTERNNATIONAL        FORTY
                                                            SUBACCOUNT(4)         SUBACCOUNT(4)    SUBACCOUNT(3)
                                                        ---------------------  ---------------- ------------------
FROM OPERATIONS
     Net investment income (loss)                       $                 -     $           -    $            -
     Net realized gain (loss)                                             -                 -                 -
     Net unrealized appreciation (depreciation)                            89               (21)              215
                                                        ---------------------  ---------------- ------------------
     Net increase (decrease) resulting from operations                     89               (21)              215
                                                        ---------------------  ---------------- ------------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                               1,600             1,600             6,108
     Participant transfers                                                -                 -                 -
     Participant withdrawals                                               (3)               (3)              (12)
                                                        ---------------------  ---------------- ------------------
     Net increase (decrease) in net assets resulting
        from participant transactions                                   1,597             1,597             6,096
                                                        ---------------------  ---------------- ------------------
     Net increase (decrease) in net assets                              1,686             1,576             6,311
NET ASSETS
     Beginning of period                                                  -                 -                 -
                                                        ---------------------  ---------------- ------------------
     End of period                                      $               1,686   $         1,576  $          6,311
                                                        =====================  ================ ==================

                        See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2000
                                   (CONTINUED)

                                                                                      JANUS EQUITY     ALGER AMERICAN
                                                           TEMPLETON INTERNATIONAL       INCOME       LEVERAGED ALLCAP
                                                             FUND SUBACCOUNT(1)       SUBACCOUNT(3)    SUBACCOUNT(3)
                                                         -------------------------- ---------------- -----------------
FROM OPERATIONS
     Net investment income (loss)                         $                    -     $          46    $           -
     Net realized gain (loss)                                                  -               -                  -
     Net unrealized appreciation (depreciation)                                638             160                (39)
                                                         -------------------------- ---------------- -----------------
     Net increase (decrease) resulting from operations                         638             206                (39)
                                                         -------------------------- ---------------- -----------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                                   12,500           9,162              6,108
     Participant transfers                                                     -               -                  -
     Participant withdrawals                                                   (46)            (19)               (12)
                                                         -------------------------- ---------------- -----------------
     Net increase (decrease) in net asset resulting
        from participant transactions                                       12,454           9,143              6,096
                                                         -------------------------- ---------------- -----------------
     Net increase (decrease) in net assets                                  13,092           9,349              6,057
NET ASSETS
     Beginning of period                                                       -               -                  -
                                                         -------------------------- ---------------- -----------------
     End of period                                        $                 13,092   $       9,349    $         6,057
                                                         ========================== ================ =================

Footnotes for Statements of Changes in Net Assets
For the period ended December 31, 2000

(1) From inception October 31, 2000 to December 31, 2000
(2) From inception November 29, 2000 to December 31, 2000
(3) From inception December 5, 2000 to December 31, 2000
(4) From inception December 18, 2000 to December 31, 2000

                        See Notes to Financial Statements

                            PHOENIX EDGE(R) -- SPVL
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION
     Phoenix Life Variable Universal Life Account (Phoenix Edge(R) -- SPVL)
(the "Account"), formerly Phoenix Home Life Variable Universal Life Account, is a separate investment account of Phoenix Life Insurance Company ("Phoenix")
(See Note 10), formerly Phoenix Home Life Mutual Insurance Company. Phoenix is a wholly-owned subsidiary of The Phoenix Companies, Inc. The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and was established June 17, 1985. The Account currently consists of 50 subaccounts, that invest in shares of a specific series of a mutual fund. The mutual funds include The Phoenix Edge Series Fund, AIM Variable Insurance Funds, The Alger American Fund, Deutsche Asset Management VIT Funds, Federated Insurance Series, Fidelity(R) Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust -- Class 2, The Universal Institutional Funds, Inc. and Wanger Advisors Trust (the "Funds"). As of December 31, 2001, all subaccounts were available for investment.

     Each series has distinct investment objectives as outlined below. Additionally, contract owners also may direct the allocation of their investments between the Account and the Guaranteed Interest Account of the general account of Phoenix.

-----------------------------------------------------------------------------------------------------------------------------------
SERIES NAME                                                      INVESTMENT OBJECTIVE
-----------                                                      --------------------
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series                            High total return consistent with reasonable risk.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen New Asia Series                                 Long-term capital appreciation.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-AIM Mid-Cap Equity Series                                Long-term growth of capital.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Growth + Value Series                 Long-term capital growth.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Deutsche Dow 30 Series (formerly, Phoenix-Bankers        Track the total return of the Dow Jones Industrial Average(SM)
Trust Dow 30 Series)                                             before fund expenses.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Deutsche Nasdaq-100 Index(R) Series (formerly, Phoenix-  Track the total return of the Nasdaq-100 Index(R) before fund
Bankers Trust Nasdaq-100(R) Series)                              expenses.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities Series              Capital appreciation and income with approximately equal
                                                                 emphasis.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series (see Note 11)             Intermediate and long-term growth of capital, with income as a secondary consideration.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Nifty Fifty Series (see Note 11)                Long-term capital appreciation.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth Series                   Long-term growth of capital.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Federated U.S. Government Bond Series (see Note 11)      High total return.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market Series                              High level of current income consistent with capital preservation and liquidity.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income Series                 Long-term total return.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Hollister Value Equity Series                            Long-term capital appreciation and a secondary investment
                                                                 objective of current income.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-J.P. Morgan Research Enhanced Index Series               High total return.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Core Equity Series (formerly, Phoenix-Janus        Long-term growth of capital.
Equity Income Series) (see Note 11)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Flexible Income Series                             Maximum total return consistent with the preservation of capital.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Growth Series (see Note 11)                        Long-term capital growth in a manner consistent with the
                                                                 preservation of capital.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Growth Stock Series                        Long-term growth of capital and future income rather than
                                                                 current income.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Trust Series                               Long-term growth of capital and secondarily to provide
                                                                 reasonable current income.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Value Series                                         Capital appreciation and reasonable income.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Morgan Stanley Focus Equity Series                       Capital appreciation.
-----------------------------------------------------------------------------------------------------------------------------------

                        See Notes to Financial Statements

                            PHOENIX EDGE(R) -- SPVL
                 PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION (CONTINUED)

--------------------------------------------------------------------------------------------------------------------------------
SERIES NAME                                                      INVESTMENT OBJECTIVE
-----------                                                      --------------------
--------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Balanced Series (see Note 11)                   Reasonable income, long-term capital growth and conservation of capital.
--------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Growth and Income Series                        Dividend growth, current income and capital.
--------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Strategic Allocation Series (see Note 11)       High total return over an extended period of time consistent with prudent investment risk.
--------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Global Value Series                    Long-term capital appreciation.
--------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value Series                   Long-term capital appreciation with current income as the
                                                                 secondary investment objective.
--------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value Series                 Long-term capital appreciation. Current income is a secondary investment objective.
--------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series                             Capital appreciation.
--------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series                            Long-term appreciation of capital.
--------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                               Growth of capital.
--------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Value Fund                                              Long-term growth of capital.
--------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio                        Long-term capital appreciation.
--------------------------------------------------------------------------------------------------------------------------------
Deutsche VIT EAFE(R) Equity Index Fund                           Replicate, before expenses, the performance of the Morgan
                                                                 Stanley Capital International EAFE(R) Index.
--------------------------------------------------------------------------------------------------------------------------------
Deutsche VIT Equity 500 Index Fund                               Replicate, before expenses, the performance of the Standard &
                                                                 Poor's 500 Composite Stock Price Index.
--------------------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Securities II (see Note 11)   Current income.
--------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II                               High current income.
--------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio                                      Long-term capital appreciation.
--------------------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio                               Capital appreciation.
--------------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio                                             Capital growth.
--------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund                                    Capital appreciation with income as a secondary objective.
--------------------------------------------------------------------------------------------------------------------------------
Templeton Asset Strategy Fund                                    High level of total return.
--------------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities Fund                     Long-term capital appreciation.
--------------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund                                 Long-term capital growth.
--------------------------------------------------------------------------------------------------------------------------------
Templeton International Securities Fund                          Long-term capital growth.
--------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio                                             Long-term capital appreciation.
--------------------------------------------------------------------------------------------------------------------------------
Wanger Foreign Forty                                             Long-term capital growth.
--------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap                                   Long-term capital growth.
--------------------------------------------------------------------------------------------------------------------------------
Wanger Twenty                                                    Long-term capital growth.
--------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Small Cap                                            Long-term capital growth.
--------------------------------------------------------------------------------------------------------------------------------

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

  A. VALUATION OF INVESTMENTS: Investments are made exclusively in the Funds and are valued at the net asset values per share of the respective Series.

  B. INVESTMENT TRANSACTIONS AND RELATED INCOME: Investment transactions are recorded on the trade date. Realized gains and losses include capital gain distributions from the Funds as well as gains and losses on sales of shares in the Funds determined on the LIFO (last in, first out) basis.

                            PHOENIX EDGE(R) -- SPVL
                 PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

  C. INCOME TAXES: The Account is not a separate entity from Phoenix and under current federal income tax law, income arising from the Account is not taxed since reserves are established equivalent to such income. Therefore, no provision for related federal taxes is required.

  D. DISTRIBUTIONS: Distributions from the Funds are recorded on the ex-dividend date.

  E. USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                            PHOENIX EDGE(R) -- SPVL
                 PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 3--PURCHASES AND SALES OF SHARES OF THE FUNDS
     Purchases and sales of shares of the Funds for the period ended December 31, 2001 aggregated the following:

SUBACCOUNT                                                               PURCHASES          SALES
----------                                                               ---------          -----
The Phoenix Edge Series Fund
     Phoenix-Aberdeen International Series(3)                          $      51,795     $     11,375
     Phoenix-Aberdeen New Asia Series(14)                                    192,615          185,353
     Phoenix-Alliance/Bernstein Growth + Value Series(16)                      2,759                -
     Phoenix-Deutsche Dow 30 Series(8)                                       199,838           64,936
     Phoenix-Deutsche Nasdaq-100 Index(R) Series(11)                          89,871           38,701
     Phoenix-Duff & Phelps Real Estate Securities Series(4)                   96,748           26,500
     Phoenix-Engemann Capital Growth Series                                  490,128          215,259
     Phoenix-Engemann Nifty Fifty Series                                      21,187           16,434
     Phoenix-Engemann Small & Mid-Cap Growth Series(12)                        7,692               45
     Phoenix-Federated U.S. Government Bond Series(1)                        112,340           24,805
     Phoenix-Goodwin Money Market Series                                  10,541,181        9,445,702
     Phoenix-Goodwin Multi-Sector Fixed Income Series                        186,430            7,519
     Phoenix-Hollister Value Equity Series(3)                                531,466          121,945
     Phoenix-J.P. Morgan Research Enhanced Index Series(10)                  231,755           39,946
     Phoenix-Janus Core Equity Series                                         66,202           23,820
     Phoenix-Janus Flexible Income Series(6)                                  75,984              746
     Phoenix-Janus Growth Series(3)                                          387,646           20,109
     Phoenix-MFS Value Series(16)                                             20,625               37
     Phoenix-Morgan Stanley Focus Equity Series(17)                           11,210            5,523
     Phoenix-Oakhurst Balanced Series(5)                                      58,674            3,779
     Phoenix-Oakhurst Growth and Income Series(7)                            131,223              722
     Phoenix-Oakhurst Strategic Allocation Series(1)                         244,697           62,417
     Phoenix-Sanford Bernstein Global Value Series                            37,877           21,604
     Phoenix-Sanford Bernstein Mid-Cap Value Series                          290,936           48,388
     Phoenix-Sanford Bernstein Small-Cap Value Series(15)                     37,877           21,604
     Phoenix-Seneca Mid-Cap Growth Series(1)                                 278,207           90,681
     Phoenix-Seneca Strategic Theme Series                                   167,075           62,518

AIM Variable Insurance Funds
     AIM V.I. Value Fund(18)                                                   6,974                -

The Alger American Fund
     Alger American Leveraged All Cap Portfolio                              220,727           71,389

Deutsche Asset Management VIT Funds
     Deutsche VIT EAFE(R) Equity Index Fund(7)                               210,548           39,835
     Deutsche VIT Equity 500 Index Fund(16)                                    2,286                -

Federated Insurance Series
     Federated Fund for U.S. Government Securities II(3)                     206,831           20,668
     Federated High Income Bond Fund II(4)                                    79,530              854

Fidelity(R) Variable Insurance Products
     VIP Contrafund(R) Portfolio(13)                                          10,689               69
     VIP Growth Opportunities Portfolio(12)                                    8,073               99
     VIP Growth Portfolio(2)                                                 173,323           39,446

Franklin Templeton Variable Insurance Products Trust -- Class 2
     Mutual Shares Securities Fund(5)                                        126,324           45,772
     Templeton Asset Strategy Fund(6)                                         19,327            8,934
     Templeton Developing Markets Securities Fund(11)                          5,020               42
     Templeton Growth Securities Fund(9)                                      28,953            4,636
     Templeton International Securities Fund                                  44,620              430

The Universal Institutional Funds, Inc.
     Technology Portfolio(3)                                                  63,923           23,528

                                      SA-14

                            PHOENIX EDGE(R) -- SPVL
                 PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 3--PURCHASES AND SALES OF SHARES OF THE FUNDS (CONTINUED)

SUBACCOUNT                                                               PURCHASES          SALES
----------                                                               ---------          -----
Wanger Advisors Trust
     Wanger Foreign Forty                                              $     272,959     $    214,600
     Wanger International Small Cap                                          530,891          222,223
     Wanger Twenty(6)                                                         19,584              260
     Wanger U.S. Small Cap                                                   680,569          260,034

(1)  From inception January 12, 2001 to December 31, 2001
(2)  From inception January 31, 2001 to December 31, 2001
(3)  From inception February 1, 2001 to December 31, 2001
(4)  From inception February 8, 2001 to December 31, 2001
(5)  From inception February 20, 2001 to December 31, 2001
(6)  From inception March 9, 2001 to December 31, 2001
(7)  From inception April 4, 2001 to December 31, 2001
(8)  From inception May 10, 2001 to December 31, 2001
(9)  From inception May 15, 2001 to December 31, 2001
(10) From inception June 4, 2001 to December 31, 2001
(11) From inception July 31, 2001 to December 31, 2001
(12) From inception August 1, 2001 to December 31, 2001
(13) From inception September 7, 2001 to December 31, 2001
(14) From inception September 20, 2001 to December 31, 2001
(15) From inception November 13, 2001 to December 31, 2001
(16) From inception December 4, 2001 to December 31, 2001
(17) From inception December 12, 2001 to December 31, 2001
(18) From inception December 14, 2001 to December 31, 2001

                            PHOENIX EDGE(R) -- SPVL
                 PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS
  A summary of Financial Highlights of the Account for the period ended December 31, 2001 follows:

                                                              PERIOD ENDED
                                                                12/31/01
                                                             --------------
THE PHOENIX EDGE SERIES:
PHOENIX-ABERDEEN INTERNATIONAL SERIES(3)
Units                                                               45,732
Unit Value, end of period                                        $0.753120
Net assets, end of period (thousands)                                  $34
Expenses as a % of average net assets                                    -
Net investment income as a % of average net assets                       -
Total return                                                      (24.69%)

PHOENIX-ABERDEEN NEW ASIA SERIES(14)
Units                                                                9,491
Unit Value, end of period                                        $1.029226
Net assets, end of period (thousands)                                  $10
Expenses as a % of average net assets                                    -
Net investment income as a % of average net assets                   1.41% (19)
Total return                                                        10.38%

PHOENIX-ALLIANCE/BERNSTEIN GROWTH + VALUE SERIES(16)
Units                                                                2,630
Unit Value, end of period                                        $1.070307
Net assets, end of period (thousands)                                   $3
Expenses as a % of average net assets                                    -
Net investment income as a % of average net assets                   1.50% (19)
Total return                                                         2.18%

PHOENIX-DEUTSCHE DOW 30 SERIES(8)
Units                                                              139,907
Unit Value, end of period                                        $0.929658
Net assets, end of period (thousands)                                 $130
Expenses as a % of average net assets                                    -
Net investment income as a % of average net assets                   2.82% (19)
Total return                                                       (7.03%)

PHOENIX-DEUTSCHE NASDAQ-100 INDEX(R) SERIES(11)
Units                                                               56,763
Unit Value, end of period                                        $0.942132
Net assets, end of period (thousands)                                  $53
Expenses as a % of average net assets                                    -
Net investment income as a % of average net assets                 (0.01%) (19)
Total return                                                       (5.85%)

PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES(4)
Units                                                               65,483
Unit Value, end of period                                        $1.095485
Net assets, end of period (thousands)                                  $72
Expenses as a % of average net assets                                    -
Net investment income as a % of average net assets                   4.81% (19)
Total return                                                         9.55%

PHOENIX-ENGEMANN CAPITAL GROWTH SERIES
Units                                                              526,026
Unit Value, end of period                                        $0.598716
Net assets, end of period (thousands)                                 $315
Expenses as a % of average net assets                                    -
Net investment income as a % of average net assets                   0.02%
Total return                                                      (34.57%)

                            PHOENIX EDGE(R) -- SPVL
                 PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                              PERIOD ENDED
                                                                12/31/01
                                                             --------------
PHOENIX-ENGEMANN NIFTY FIFTY SERIES
Units                                                               12,881
Unit Value, end of period                                        $0.870651
Net assets, end of period (thousands)                                  $11
Expenses as a % of average net assets                                    -
Net investment income as a % of average net assets                       -
Total return                                                      (12.93%)

PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH SERIES(12)
Units                                                                8,201
Unit Value, end of period                                        $0.893189
Net assets, end of period (thousands)                                   $7
Expenses as a % of average net assets                                    -
Net investment income as a % of average net assets                       -
Total return                                                       (5.87%)

PHOENIX-FEDERATED U.S. GOVERNMENT BOND SERIES(1)
Units                                                               81,108
Unit Value, end of period                                        $1.054423
Net assets, end of period (thousands)                                  $86
Expenses as a % of average net assets                                    -
Net investment income as a % of average net assets                   5.18% (19)
Total return                                                         5.44%

PHOENIX-GOODWIN MONEY MARKET SERIES
Units                                                            1,067,642
Unit Value, end of period                                        $1.043989
Net assets, end of period (thousands)                               $1,115
Expenses as a % of average net assets                                    -
Net investment income as a % of average net assets                   2.97%
Total return                                                         3.82%

PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES
Units                                                              164,110
Unit Value, end of period                                        $1.072737
Net assets, end of period (thousands)                                 $176
Expenses as a % of average net assets                                    -
Net investment income as a % of average net assets                   9.94%
Total return                                                         6.09%

PHOENIX-HOLLISTER VALUE EQUITY SERIES(3)
Units                                                              437,538
Unit Value, end of period                                        $0.851643
Net assets, end of period (thousands)                                 $373
Expenses as a % of average net assets                                    -
Net investment income as a % of average net assets                   1.25% (19)
Total return                                                      (14.84%)

PHOENIX-J.P. MORGAN RESEARCH ENHANCED INDEX SERIES(10)
Units                                                              198,133
Unit Value, end of period                                        $0.912495
Net assets, end of period (thousands)                                 $181
Expenses as a % of average net assets                                    -
Net investment income as a % of average net assets                   1.11% (19)
Total return                                                       (8.75%)

                                      SA-17

                            PHOENIX EDGE(R) -- SPVL
                 PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                              PERIOD ENDED
                                                                12/31/01
                                                             --------------
PHOENIX-JANUS CORE EQUITY SERIES
Units                                                               55,347
Unit Value, end of period                                        $0.903519
Net assets, end of period (thousands)                                  $50
Expenses as a % of average net assets                                    -
Net investment income as a % of average net assets                   1.22%
Total return                                                      (11.63%)

PHOENIX-JANUS FLEXIBLE INCOME SERIES(6)
Units                                                               71,527
Unit Value, end of period                                        $1.043081
Net assets, end of period (thousands)                                  $75
Expenses as a % of average net assets                                    -
Net investment income as a % of average net assets                   6.27% (19)
Total return                                                         4.31%

PHOENIX-JANUS GROWTH SERIES(3)
Units                                                              445,567
Unit Value, end of period                                        $0.713872
Net assets, end of period (thousands)                                 $318
Expenses as a % of average net assets                                    -
Net investment income as a % of average net assets                       -
Total return                                                      (28.61%)

PHOENIX-MFS VALUE SERIES(16)
Units                                                               19,951
Unit Value, end of period                                        $1.057281
Net assets, end of period (thousands)                                  $21
Expenses as a % of average net assets                                    -
Net investment income as a % of average net assets                   2.46% (19)
Total return                                                         2.64%

PHOENIX-MORGAN STANLEY FOCUS EQUITY SERIES(17)
Units                                                                5,830
Unit Value, end of period                                        $0.969701
Net assets, end of period (thousands)                                   $6
Expenses as a % of average net assets                                    -
Net investment income as a % of average net assets                       -
Total return                                                         0.71%

PHOENIX-OAKHURST BALANCED SERIES(5)
Units                                                               54,132
Unit Value, end of period                                        $1.019691
Net assets, end of period (thousands)                                  $55
Expenses as a % of average net assets                                    -
Net investment income as a % of average net assets                   3.49% (19)
Total return                                                         1.97%

PHOENIX-OAKHURST GROWTH AND INCOME SERIES(7)
Units                                                              124,312
Unit Value, end of period                                        $1.055722
Net assets, end of period (thousands)                                 $131
Expenses as a % of average net assets                                    -
Net investment income as a % of average net assets                   2.32% (19)
Total return                                                         5.57%

                             PHOENIX EDGE(R) -- SPVL
                 PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                             PERIOD ENDED
                                                               12/31/01
                                                            --------------
PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES(1)
Units                                                             174,980
Unit Value, end of period                                       $1.017224
Net assets, end of period (thousands)                                $178
Expenses as a % of average net assets                                   -
Net investment income as a % of average net assets                  2.66% (19)
Total return                                                        1.72%

PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES
Units                                                             209,944
Unit Value, end of period                                       $1.350480
Net assets, end of period (thousands)                                $284
Expenses as a % of average net assets                                   -
Net investment income as a % of average net assets                  1.80%
Total return                                                       22.98%

PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES(15)
Units                                                              16,370
Unit Value, end of period                                       $1.064806
Net assets, end of period (thousands)                                 $17
Expenses as a % of average net assets                                   -
Net investment income as a % of average net assets                  4.12% (19)
Total return                                                        7.82%

PHOENIX-SENECA MID-CAP GROWTH SERIES(1)
Units                                                             217,344
Unit Value, end of period                                       $0.770451
Net assets, end of period (thousands)                                $167
Expenses as a % of average net assets                                   -
Net investment income as a % of average net assets                      -
Total return                                                     (22.95%)

PHOENIX-SENECA STRATEGIC THEME SERIES
Units                                                             130,303
Unit Value, end of period                                       $0.704659
Net assets, end of period (thousands)                                 $92
Expenses as a % of average net assets                                   -
Net investment income as a % of average net assets                      -
Total return                                                     (27.36%)

AIM VARIABLE INSURANCE FUNDS:
AIM V.I. VALUE FUND(18)
Units                                                               7,615
Unit Value, end of period                                       $0.944977
Net assets, end of period (thousands)                                  $7
Expenses as a % of average net assets                                   -
Net investment income as a % of average net assets                      -
Total return                                                        3.18%

THE ALGER AMERICAN FUND:
ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
Units                                                             183,164
Unit Value, end of period                                       $0.835329
Net assets, end of period (thousands)                                $153
Expenses as a % of average net assets                                   -
Net investment income as a % of average net assets                      -
Total return                                                     (15.93%)

                            PHOENIX EDGE(R) -- SPVL
                 PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                            PERIOD ENDED
                                                              12/31/01
                                                           --------------
DEUTSCHE ASSET MANAGEMENT VIT FUNDS:
DEUTSCHE VIT EAFE(R) EQUITY INDEX FUND(7)
Units                                                            174,316
Unit Value, end of period                                      $0.901184
Net assets, end of period (thousands)                               $157
Expenses as a % of average net assets                                  -
Net investment income as a % of average net assets                     -
Total return                                                     (9.88%)

DEUTSCHE VIT EQUITY 500 INDEX FUND(16)
Units                                                              2,180
Unit Value, end of period                                      $1.056437
Net assets, end of period (thousands)                                 $2
Expenses as a % of average net assets                                  -
Net investment income as a % of average net assets                     -
Total return                                                       0.76%

FEDERATED INSURANCE SERIES:
FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II(3)
Units                                                            177,972
Unit Value, end of period                                      $1.060761
Net assets, end of period (thousands)                               $189
Expenses as a % of average net assets                                  -
Net investment income as a % of average net assets                 1.22% (19)
Total return                                                       6.08%

FEDERATED HIGH INCOME BOND FUND II(4)
Units                                                             79,444
Unit Value, end of period                                      $0.943542
Net assets, end of period (thousands)                                $75
Expenses as a % of average net assets                                  -
Net investment income as a % of average net assets                 3.23% (19)
Total return                                                     (5.65%)

FIDELITY(R) VARIABLE INSURANCE PRODUCTS:
VIP CONTRAFUND(R) PORTFOLIO(13)
Units                                                             11,741
Unit Value, end of period                                      $0.972371
Net assets, end of period (thousands)                                $11
Expenses as a % of average net assets                                  -
Net investment income as a % of average net assets                     -
Total return                                                       1.67%

VIP GROWTH OPPORTUNITIES PORTFOLIO(12)
Units                                                              8,492
Unit Value, end of period                                      $0.951516
Net assets, end of period (thousands)                                 $8
Expenses as a % of average net assets                                  -
Net investment income as a % of average net assets                     -
Total return                                                     (4.31%)

VIP GROWTH PORTFOLIO(2)
Units                                                            157,601
Unit Value, end of period                                      $0.798161
Net assets, end of period (thousands)                               $126
Expenses as a % of average net assets                                  -
Net investment income as a % of average net assets                     -
Total return                                                    (20.18%)

                            PHOENIX EDGE(R) -- SPVL
                 PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                     PERIOD ENDED
                                                                        12/31/01
                                                                    --------------
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST -- CLASS 2:
MUTUAL SHARES SECURITIES FUND(5)
Units                                                                      79,151
Unit Value, end of period                                               $1.015447
Net assets, end of period (thousands)                                         $80
Expenses as a % of average net assets                                           -
Net investment income as a % of average net assets                          0.72% (19)
Total return                                                                1.54%

TEMPLETON ASSET STRATEGY FUND(6)
Units                                                                       9,506
Unit Value, end of period                                               $0.903379
Net assets, end of period (thousands)                                          $9
Expenses as a % of average net assets                                           -
Net investment income as a % of average net assets                          1.43% (19)
Total return                                                               (9.66%)

TEMPLETON DEVELOPING MARKETS SECURITIES FUND(11)
Units                                                                       5,275
Unit Value, end of period                                               $0.935164
Net assets, end of period (thousands)                                          $5
Expenses as a % of average net assets                                           -
Net investment income as a % of average net assets                              -
Total return                                                               (0.83%)

TEMPLETON GROWTH SECURITIES FUND(9)
Units                                                                      25,821
Unit Value, end of period                                               $0.984733
Net assets, end of period (thousands)                                         $25
Expenses as a % of average net assets                                           -
Net investment income as a % of average net assets                          6.01% (19)
Total return                                                               (1.53%)

TEMPLETON INTERNATIONAL SECURITIES FUND
Units                                                                      55,215
Unit Value, end of period                                               $0.833099
Net assets, end of period (thousands)                                         $49
Expenses as a % of average net assets                                           -
Net investment income as a % of average net assets                          3.38%
Total return                                                              (15.99%)

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.:
TECHNOLOGY PORTFOLIO(3)
Units                                                                      67,975
Unit Value, end of period                                               $0.471792
Net assets, end of period (thousands)                                         $32
Expenses as a % of average net assets                                           -
Net investment income as a % of average net assets                         (0.01%) (19)
Total return                                                              (52.82%)

WANGER ADVISORS TRUST:
WANGER FOREIGN FORTY
Units                                                                      67,514
Unit Value, end of period                                               $0.759827
Net assets, end of period (thousands)                                         $51
Expenses as a % of average net assets                                           -
Net investment income as a % of average net assets                          0.10%
Total return                                                              (26.61%)

                             PHOENIX EDGE(R) -- SPVL
                 PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                               PERIOD ENDED
                                                                 12/31/01
                                                              --------------
WANGER INTERNATIONAL SMALL CAP
Units                                                               396,109
Unit Value, end of period                                         $0.778068
Net assets, end of period (thousands)                                  $308
Expenses as a % of average net assets                                     -
Net investment income as a % of average net assets                        -
Total return                                                        (21.27%)

WANGER TWENTY(6)
Units                                                                19,822
Unit Value, end of period                                         $1.090134
Net assets, end of period (thousands)                                   $22
Expenses as a % of average net assets                                     -
Net investment income as a % of average net assets                        -
Total return                                                          9.01%

WANGER U.S. SMALL CAP
Units                                                               380,414
Unit Value, end of period                                         $1.176238
Net assets, end of period (thousands)                                  $447
Expenses as a % of average net assets                                     -
Net investment income as a % of average net assets                    0.01%
Total return                                                         11.39%

(1)     From inception January 12, 2001 to December 31, 2001
(2)     From inception January 31, 2001 to December 31, 2001
(3)     From inception February 1, 2001 to December 31, 2001
(4)     From inception February 8, 2001 to December 31, 2001
(5)     From inception February 20, 2001 to December 31, 2001
(6)     From inception March 9, 2001 to December 31, 2001
(7)     From inception April 12, 2001 to December 31, 2001
(8)     From inception May 10, 2001 to December 31, 2001
(9)     From inception May 15, 2001 to December 31, 2001
(10)    From inception June 4, 2001 to December 31, 2001
(11)    From inception July 31, 2001 to December 31, 2001
(12)    From inception August 1, 2001 to December 31, 2001
(13)    From inception September 7, 2001 to December 31, 2001
(14)    From inception September 20, 2001 to December 31, 2001
(15)    From inception November 13, 2001 to December 31, 2001
(16)    From inception December 4, 2001 to December 31, 2001
(17)    From inception December 12, 2001 to December 31, 2001
(18)    From inception December 14, 2001 to December 31, 2001
(19)    Annualized

                             PHOENIX EDGE(R) -- SPVL
                 PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2001 (IN UNITS)

                                                                                  SUBACCOUNT
                                        -------------------------------------------------------------------------------------------
                                           PHOENIX-                                                                  PHOENIX-
                                          ABERDEEN        PHOENIX-          PHOENIX-ALLIANCE/      PHOENIX-          DEUTSCHE
                                        INTERNATIONAL   ABERDEEN NEW        BERNSTEIN GROWTH   DEUTSCHE DOW 30      NASDAQ-100
                                          SERIES(3)    ASIA SERIES(14)     + VALUE SERIES(16)     SERIES(8)      INDEX(R) SERIES(11)
                                        -------------  ----------------   ------------------- --------------- ---------------------
Units outstanding, beginning of period            -                   -                    -               -                    -
Participant deposits                          61,270               9,491                2,635         141,521               57,225
Participant transfers                        (14,780)                 -                    (5)           (238)                  -
Participant withdrawals                         (758)                 -                     -          (1,376)                (462)
                                        -------------------------------------------------------------------------------------------
Units outstanding, end of period              45,732               9,491                2,630         139,907               56,763
                                        ===========================================================================================

                                        ---------------------------------------
                                          PHOENIX-DUFF &             PHOENIX
                                           PHELPS REAL              ENGEMANN
                                        ESTATE SECURITIES        CAPITAL GROWTH
                                            SERIES(4)                SERIES
                                        -----------------        --------------
Units outstanding, beginning of period                 -                27,752
Participant deposits                               60,209              124,792
Participant transfers                               6,188              381,034
Participant withdrawals                              (914)              (7,552)
                                        ---------------------------------------
Units outstanding, end of period                   65,483              526,026
                                        =======================================

                                                            PHOENIX-            PHOENIX-                                PHOENIX-
                                           PHOENIX-       ENGEMANN SMALL      FEDERATED U.S.         PHOENIX-        GOODWIN MULTI-
                                        ENGEMANN NIFTY      & MID-CAP           GOVERNMENT        GOODWIN MONEY       SECTOR FIXED
                                         FIFTY SERIES     GROWTH SERIES(12)   BOND SERIES(1)      MARKET SERIES      INCOME SERIES
                                        ---------------   -----------------   ----------------   ---------------    ---------------
Units outstanding, beginning of period            9,143                   -                -             19,021              2,662
Participant deposits                              3,738               7,096           99,172          4,431,611            163,490
Participant transfers                                 -               1,174                -         (1,272,576)                 -
Participant withdrawals                               -                 (69)         (18,064)        (2,110,414)            (2,042)
                                        -------------------------------------------------------------------------------------------
Units outstanding, end of period                 12,881               8,201           81,108          1,067,642            164,110
                                        ===========================================================================================

                                                              PHOENIX-J.P.
                                        PHOENIX-HOLLISTER   MORGAN RESEARCH
                                          VALUE EQUITY       ENHANCED INDEX
                                            SERIES(3)           SERIES(10)
                                        -----------------  -----------------
Units outstanding, beginning of period                -                  -
Participant deposits                             419,248             61,942
Participant transfers                             24,421            138,059
Participant withdrawals                           (6,131)            (1,868)
                                        ------------------------------------
Units outstanding, end of period                 437,538            198,133
                                        ====================================

                                        PHOENIX-JANUS    PHOENIX-JANUS                                            PHOENIX-MORGAN
                                          CORE EQUITY   FLEXIBLE INCOME     PHOENIX-JANUS        PHOENIX-MFS       STANLEY FOCUS
                                            SERIES         SERIES(6)        GROWTH SERIES(3)    VALUE SERIES(16)  EQUITY SERIES(17)
                                        --------------  -----------------  ------------------   ----------------- -----------------
Units outstanding, beginning of period          9,143                  -                   -                  -                  -
Participant deposits                           34,163             62,637             356,338                  -              5,830
Participant transfers                          13,009              9,682              95,997             19,987                  -
Participant withdrawals                          (968)              (792)             (6,768)               (36)                 -
                                        -------------------------------------------------------------------------------------------
Units outstanding, end of period               55,347             71,527             445,567             19,951              5,830
                                        ===========================================================================================

                                          PHOENIX-         PHOENIX-
                                          OAKHURST      OAKHURST GROWTH
                                          BALANCED        AND INCOME
                                          SERIES(5)        SERIES(7)
                                        ------------   ------------------
Units outstanding, beginning of period           -                    -
Participant deposits                        53,507              125,234
Participant transfers                        1,393                 (354)
Participant withdrawals                       (768)                (568)
                                        ---------------------------------
Units outstanding, end of period            54,132              124,312
                                        =================================

                                            PHOENIX-
                                            OAKHURST                          PHOENIX-SANFORD
                                           STRATEGIC      PHOENIX-SANFORD     BERNSTEIN SMALL-   PHOENIX-SENECA   PHOENIX-SENECA
                                           ALLOCATION      BERNSTEIN MID-       CAP VALUE        MID-CAP GROWTH   STRATEGIC THEME
                                            SERIES(1)     CAP VALUE SERIES      SERIES(15)          SERIES(1)         SERIES
                                         -------------   ------------------   ----------------   --------------  -----------------
Units outstanding, beginning of period               -             12,454                   -                -             2,129
Participant deposits                           231,075            106,688              27,338          233,903           158,487
Participant transfers                          (37,189)            93,917             (10,909)           3,038           (28,706)
Participant withdrawals                        (18,906)            (3,115)                (59)         (19,597)           (1,607)
                                        -----------------------------------------------------------------------------------------
Units outstanding, end of period               174,980            209,944              16,370          217,344           130,303
                                        =========================================================================================

                                                                 ALGER AMERICA
                                             AIM V.I. VALUE      LEVERAGED ALL
                                               FUND(18)          CAP PORTFOLIO
                                           ----------------      -------------
                                                          -             6,096
Units outstanding, beginning of period                7,628           183,649
Participant deposits                                      -            12,154
Participant transfers                                   (13)          (18,735)
Participant withdrawals                 --------------------------------------
Units outstanding, end of period                      7,615           183,164
                                        ======================================

                                                                               FEDERATED FUND
                                                                                  FOR U.S.        FEDERATED HIGH
                                          DEUTSCHE VIT       DEUTSCHE VIT        GOVERNMENT        INCOME BOND
                                          EAFE(R) EQUITY   EQUITY 500 INDEX      SECURITIES II       FUND II
                                          INDEX FUND(7)        FUND(16)         SUBACCOUNT(3)      SUBACCOUNT(4)
                                        -----------------  -----------------  -----------------   --------------
Units outstanding, beginning of period                 -                  -                  -                -
Participant deposits                              81,798                  -            124,223           58,932
Participant transfers                             94,111              2,184             55,461           21,472
Participant withdrawals                           (1,593)                (4)            (1,712)            (960)
                                        ------------------------------------------------------------------------
Units outstanding, end of period                 174,316              2,180            177,972           79,444
                                        ========================================================================

                                                                     VIP GROWTH
                                            VIP CONTRAFUND(R)      OPPORTUNITIES        VIP GROWTH
                                             PORTFOLIO(13)         PORTFOLIO(12)       PORTFOLIO(2)
                                        ----------------------    ---------------    ----------------
                                                           -                   -                   -
Units outstanding, beginning of period                     -               8,611             119,759
Participant deposits                                  11,741                 (81)             39,549
Participant transfers                                      -                 (38)             (1,707)
Participant withdrawals                 -------------------------------------------------------------
                                                      11,741               8,492             157,601
Units outstanding, end of period        =============================================================

                                                                             TEMPLETON
                                                                             DEVELOPING       TEMPLETON         TEMPLETON
                                        MUTUAL SHARES     TEMPLETON ASSET      MARKETS          GROWTH        INTERNATIONAL
                                          SECURITIES          STRATEGY       SECURITIES       SECURITIES        SECURITIES
                                           FUND(5)             FUND(6)         FUND(11)         FUND(9)            FUND
                                        ---------------  -----------------  --------------  ------------      ------------
Units outstanding, beginning of period             -                   -                -                -         12,454
Participant deposits                          80,513               8,989            5,334           20,999         19,491
Participant transfers                              -                 727                -            5,249         23,786
Participant withdrawals                       (1,362)               (210)             (58)            (427)          (516)
                                        ----------------------------------------------------------------------------------
Units outstanding, end of period              79,151               9,506            5,276           25,821         55,215
                                        ==================================================================================

                                            TECHNOLOGY        WANGER FOREIGN
                                           PORTFOLIO(3)           FORTY
                                        -----------------    ----------------
Units outstanding, beginning of period                  -             6,096
Participant deposits                               62,916            74,446
Participant transfers                               5,927            (3,638)
Participant withdrawals                              (868)           (9,390)
                                        -------------------------------------
Units outstanding, end of period                   67,975            67,514
                                        =====================================

                             PHOENIX EDGE(R) -- SPVL
                 PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2001 (IN UNITS)(CONTINUED)

                                                                                               SUBACCOUNT
                                        -------------------------------------------------------------------------------------
                                            WANGER
                                        INTERNATIONAL                        WANGER U.S.
                                          SMALL CAP      WANGER TWENTY(6)     SMALL CAP
                                        --------------- -----------------    -----------
Units outstanding, beginning of period            1,597                 -             1,597
Participant deposits                             67,247            15,254           134,550
Participant transfers                           341,137             4,841           244,267
Participant withdrawals                        (13,872)             (273)                 -
                                        ----------------------------------------------------
Units outstanding, end of period                396,109            19,822           380,414
                                        ====================================================

(1)     From inception January 12, 2001 to December 31, 2001
(2)     From inception January 31, 2001 to December 31, 2001
(3)     From inception February 1, 2001 to December 31, 2001
(4)     From inception February 8, 2001 to December 31, 2001
(5)     From inception February 20, 2001 to December 31, 2001
(6)     From inception March 9, 2001 to December 31, 2001
(7)     From inception April 12, 2001 to December 31, 2001
(8)     From inception May 10, 2001 to December 31, 2001
(9)     From inception May 15, 2001 to December 31, 2001
(10)    From inception June 4, 2001 to December 31, 2001
(11)    From inception July 31, 2001 to December 31, 2001
(12)    From inception August 1, 2001 to December 31, 2001
(13)    From inception September 7, 2001 to December 31, 2001
(14)    From inception September 20, 2001 to December 31, 2001
(15)    From inception November 13, 2001 to December 31, 2001
(16)    From inception December 4, 2001 to December 31, 2001
(17)    From inception December 12, 2001 to December 31, 2001
(18)    From inception December 14, 2001 to December 31, 2001

                            PHOENIX EDGE(R) -- SPVL
                 PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 6--POLICY LOANS

  Policy provisions allow policyowners to borrow up to 90% of policy value, with interest of 6% in policy year 1 and 8% in policy years 2 and thereafter, payable on each policy anniversary. At the time a loan is granted, an amount equivalent to the amount of the loan is transferred from the Account and the non-loaned portion of the Guaranteed Interest Account to the loaned portion of the Guaranteed Interest Account, a part of Phoenix's general account as collateral for the outstanding loan. Transfers from the account are included in participant withdrawals in the accompanying financial statements. Amounts in the loaned portion of the Guaranteed Interest Account are credited with interest of 6%. Loan repayments result in a transfer of collateral back to the Account and the non-loaned portion of the Guaranteed Interest Account.

NOTE 7--INVESTMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS

  Phoenix and its affiliate, Phoenix Equity Planning Corporation ("PEPCO"), a registered broker/dealer in securities, provide all services to the Account.

  The cost of insurance is charged to each policy on a monthly basis by a withdrawal of participant units prorated among the elected Subaccounts. The amount charged to each policy depends on a number of variables including sex, age and risk class as well as the death benefit and cash value of the policy. Such costs aggregated $71,216 and $275 during the years ended December 31, 2001 and 2000, respectively.

  As compensation for administrative services provided to the Account, Phoenix receives an additional amount annually, equal to the greater of $60 or 0.30% of the unloaned policy value or if the policy value is greater than $100,000, 0.15% of the unloaned policy value, per contract, by a withdrawal of participant units prorated among the elected Subaccounts.

  Upon full or partial surrender of a policy, a surrender fee ranging from 0% to 9% of contract premiums depending on the inception of the contract period is deducted to compensate Phoenix for distribution expenses incurred. Surrender fees deducted and paid to Phoenix aggregated $17,895 and $58 for the years ended December 31, 2001 and 2000, respectively.

  PEPCO is the principal underwriter and distributor for the Account. PEPCO is reimbursed for its distribution and underwriting expenses by Phoenix.

  Phoenix assumes the mortality risk that insureds may live for a shorter time than projected because of inaccuracies in the projecting process and, accordingly, that an aggregate amount of death benefits greater than projected will be payable. The expense risk assumed is that expenses incurred in issuing the policies may exceed the limits on administrative charges set in the policies. In return for the assumption of these mortality and expense risks, Phoenix charges each policy up to .80% of the average daily net assets of the Account, on an annual basis by a withdrawal of participant units prorated among the elected Subaccounts during the first ten policy years. The mortality and expense risk change drops to .50% beginning in policy year eleven. Unit value is not affected by mortality and expense charges.

NOTE 8--DISTRIBUTION OF NET INCOME

  The Account does not expect to declare dividends to participants from accumulated net income. The accumulated net income is distributed to participants as part of withdrawals of amounts in the form of surrenders, death benefits, transfers or annuity payments in excess of net purchase payments.

NOTE 9--DIVERSIFICATION REQUIREMENTS

  Under the provisions of Section 817(h) of the Internal Revenue Code of 1986 (the "Code"), as amended, a variable contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. Each Subaccount is required to satisfy the requirements of Section 817(h). The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

  The Secretary of the Treasury has issued regulations under Section 817(h) of the Code. Phoenix intends that each of the Subaccounts shall comply with the diversification requirements and, in the event of any failure to comply, will take immediate corrective action to assure compliance.

NOTE 10--REORGANIZATION AND INITIAL PUBLIC OFFERING

  On December 18, 2000, the board of directors of Phoenix Home Life Mutual Insurance Company unanimously adopted a plan of reorganization, which was amended and restated on January 26, 2001. On June 25, 2001, the effective date of the demutualization, Phoenix Home Life Mutual Insurance Company converted from a mutual life insurance company to a stock Life Insurance Company, became a wholly owned subsidiary of The Phoenix Companies, Inc. ("PNX") and changed its name to Phoenix Life Insurance Company. At the same time, Phoenix Investment Partners, Ltd. ("PXP") became an indirect wholly owned subsidiary of PNX.

                            PHOENIX EDGE(R) -- SPVL
                 PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 11--PROPOSED FUND CHANGES

  On November 13, 2001, The Board of Trustees of The Phoenix Edge Series Fund approved a Plan of Reorganization to merge three Series of The Phoenix Edge Series into other existing series of the Fund. Each Merging Series will be merged into a corresponding Surviving Series as follows:

Merging Series                                       Surviving Series
--------------                                       ----------------
Phoenix-Engemann Nifty Fifty Series                  Phoenix-Engemann Capital Growth Series
Phoenix-Janus Core Equity Series                     Phoenix-Janus Growth Series
Phoenix-Oakhurst Balanced Series                     Phoenix-Oakhurst Strategic Allocation Series

  If the shareholders approve the Plan of Reorganization each Merging Series will transfer all or substantially all of its assets and its liabilities to the corresponding Surviving Series. In exchange, shareholders of the Merging Series will receive a proportional number of shares in the Surviving Series. The shareholders of each Merging Series must approve the Plan of Reorganization before any transaction can take place. The next meeting of The Phoenix Edge Series Fund's shareholders will be held in the Spring of 2002, at which time, these matters will be submitted for a shareholder vote.

 The Board of Trustees of the fund voted at their August 28, 2001 meeting that shares of the Phoenix-Federated U.S. Government Bond Series will no longer be available for sale except to contract/policy owners who already had account value allocated to the subaccounts investing in the series as of February 16, 2001.

  On September 18, 2001, Phoenix Life Variable Accumulation Account, Phoenix Life Variable Universal Life Account, PHL Variable Accumulation Account, PHLVIC Variable Universal Life Account and Phoenix Life And Annuity Variable Universal Life Account asked the Securities and Exchange Commission ("SEC") to approve a proposal to substitute shares of Federated Fund for U.S. Government Securities II for shares of Phoenix-Federated U.S. Government Bond Series. Subject to SEC approval, the substitution is expected to be completed in 2002. It will affect contract/policy owners who have amounts invested in the Phoenix-Federated U.S. Government Bond Series at that time. Affected Contract owners will be notified when the substitution is complete.

NOTE 12--MANAGER OF MANAGERS

  The Adviser of Phoenix-AIM Mid-Cap Equity Series, Phoenix-Alliance/Bernstein Growth + Value Series, Phoenix-Deutsche Dow 30 Series, Phoenix-Deutsche Nasdaq-100 Index(R) Series, Phoenix-Federated U.S. Government Bond Series, Phoenix-J.P. Morgan Research Enhanced Index Series, Phoenix-Janus Core Equity Series, Phoenix-Janus Flexible Income Series, Phoenix-Janus Growth Series, Phoenix-MFS Investors Growth Stock Series, Phoenix-MFS Investors Trust Series, Phoenix-MFS Value Series, Phoenix-Morgan Stanley Focus Equity Series, Phoenix-Sanford Bernstein Global Value Series, Phoenix-Sanford Bernstein Mid-Cap Value Series, Phoenix-Sanford Bernstein Small Cap Value Series ("PVA Funds") is Phoenix Variable Advisers, Inc. ("PVA"). The PVA Funds and PVA have filed an application for an order of the SEC granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, to permit the PVA Funds to be managed under a "manager of managers" structure. If the SEC grants the requested exemptive order, PVA will, subject to supervision and approval of the PVA Funds' Board of Trustees, be permitted to enter into and materially amend subadvisory agreements without such agreements being approved by the shareholders of the applicable series of the PVA Funds. The order would, therefore, permit the PVA Funds and PVA to hire, terminate, or replace subadvisors without shareholder approval, including, without limitation, the placement or reinstatement of any subadvisor with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. The PVA Funds and PVA believe that without such exemption, PVA may be impeded in the prompt and efficient employment of a subadvisor best suited to the needs of a particular series, and a series may be subjected to additional expenses of proxy solicitations and shareholder meetings when subadvisors are employed or replaced. PVA will continue to have the ultimate responsibility to oversee the subadvisors and recommend their hiring, termination, and replacement. There is no guarantee the PVA Funds will obtain this order from the SEC.

                       REPORT OF INDEPENDENT ACCOUNTANTS

[LOGO OF PRICEWATERHOUSECOOPERS]

To the Board of Directors of Phoenix Life Insurance Company and Participants of Phoenix Life Variable Universal Life Account (Phoenix Edge(R) - SPVL):

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Subaccounts constituting the Phoenix Life Variable Universal Life Account (Phoenix Edge(R)-SPVL) at December 31, 2001, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Phoenix Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2001 by correspondence with the mutual funds, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP
Hartford, Connecticut
March 22, 2002

PHOENIX LIFE
VARIABLE UNIVERSAL LIFE ACCOUNT
Phoenix Life Insurance Company
One American Row
Hartford, Connecticut 06115

UNDERWRITER
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480

CUSTODIANS
JP Morgan Chase Bank
1 Chase Manhattan Plaza
Floor 13B
New York, New York 10081

Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

State Street Bank and Trust Company
1 Heritage Drive, P2N
North Quincy, Massachusetts 02171

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
100 Pearl Street
Hartford, Connecticut 06103

_________________________________

     PHOENIX LIFE INSURANCE COMPANY
     (A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
     CONSOLIDATED FINANCIAL STATEMENTS
     DECEMBER 31, 2001 AND 2000

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                           PAGE

Report of Independent Accountants ..........................................F-3

Consolidated Balance Sheets ................................................F-4

Consolidated Statements of Income ..........................................F-5

Consolidated Statements of Cash Flows.................................F-6 - F-7

Consolidated Statements of Changes in Stockholder's Equity
    and Comprehensive Income ...............................................F-8

Notes to Consolidated Financial Statements ..........................F-9 - F-45

PRICEWATERHOUSECOOPERS [Logo]


--------------------------------------------------------------------------------
                                                  PRICEWATERHOUSECOOPERS LLP
                                                  100 Pearl Street
                                                  Hartford CT 06103-4508
                                                  Telephone  (860) 241 7000
                                                  Facsimile  (860) 241 7590





                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholder of Phoenix Life Insurance Company

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, cash flows, and changes in stockholder's equity and comprehensive income present fairly, in all material respects, the financial position of Phoenix Life Insurance Company (formerly Phoenix Home Life Mutual Insurance Company) and its subsidiaries at December 31, 2001 and 2000, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2001 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in the accompanying notes to consolidated financial statements, the Company changed its method of accounting for venture capital partnerships (Note
5), securitized financial instruments (Note 3), and derivative financial instruments (Note 3) in 2001.




/s/ PricewaterhouseCoopers LLP

February 5, 2002

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
CONSOLIDATED BALANCE SHEETS
--------------------------------------------------------------------------------

                                                                                  AS OF DECEMBER 31,
                                                                        ---------------------------------------
                                                                             2000                  2001
                                                                        ------------------  -------------------
                                ASSETS                                      (IN MILLIONS, EXCEPT SHARE DATA)
Investments:
    Available-for-sale debt securities, at fair value................          $  5,949.0           $  9,599.2
    Held-to-maturity debt securities, at amortized cost..............             2,109.6                   --
    Equity securities, at fair value.................................               335.5                286.0
    Mortgage loans, at unpaid principal, net.........................               593.4                535.8
    Real estate, at lower of cost or fair value less costs to sell , net             77.9                 83.1
    Policy loans, at unpaid principal................................             2,105.2              2,172.2
    Venture capital partnerships.....................................               467.3                291.7
    Other invested assets............................................               235.7                281.2
    Short-term investments, at amortized cost........................                 3.8                  8.5
                                                                        ------------------  -------------------
       Total investments.............................................            11,877.4             13,257.7
Cash and cash equivalents............................................               720.0                547.9
Accrued investment income............................................               194.5                203.1
Deferred policy acquisition costs....................................             1,019.0              1,123.7
Premiums, accounts and notes receivable..............................               155.8                175.1
Reinsurance recoverables.............................................                16.6                 21.4
Property, equipment and leasehold improvements, net..................               122.2                102.2
Goodwill and other intangible assets, net............................               582.6                 22.6
Investments in unconsolidated affiliates.............................               173.2                330.6
Deferred income taxes, net...........................................                  --                 22.9
Net assets of discontinued operations (note 13)......................                25.5                 20.8
Other assets.........................................................                49.8                 32.7
Separate account assets and investment trusts........................             5,376.6              5,570.0
                                                                        ------------------  -------------------
    Total assets.....................................................          $ 20,313.2           $ 21,430.7
                                                                        ==================  ===================
                       LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:
------------
    Policy liabilities and accruals.................................           $ 11,372.6           $ 11,993.4
    Policyholder deposit funds......................................                678.4              1,368.2
    Long-term debt (note 10)........................................                425.1                175.0
    Deferred income taxes, net......................................                  9.4                   --
    Other liabilities...............................................                473.3                496.0
    Separate account liabilities and investment trusts..............              5,376.6              5,564.9
                                                                        ------------------  -------------------
         Total liabilities..........................................             18,335.4             19,597.5
                                                                        ------------------  -------------------
Commitments and contingencies (note 22).............................
Minority interest in net assets of consolidated subsidiaries........                136.9                  1.1
                                                                        ------------------  -------------------
Stockholder's equity:
---------------------
   Common stock ($1,000 par value, 10,000 shares authorized;
      0 and 10,000 shares issued and outstanding at December 31,
      2000 and 2001, respectively...................................                   --                 10.0
   Additional paid-in capital.......................................                   --              1,712.0
   Retained earnings................................................              1,820.7                 29.0
   Accumulated other comprehensive income...........................                 20.2                 81.1
                                                                        ------------------  -------------------
       Total stockholder's equity...................................              1,840.9              1,832.1
                                                                        ------------------  -------------------
       Total liabilities and stockholder's equity...................           $ 20,313.2           $ 21,430.7
                                                                        ==================  ===================


The accompanying notes are an integral part of these consolidated financial statements.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
CONSOLIDATED STATEMENTS OF INCOME
--------------------------------------------------------------------------------

                                                                            FOR THE YEAR ENDED DECEMBER 31,
                                                                   --------------------------------------------------
                                                                       1999              2000              2001
                                                                   --------------    --------------    --------------
Revenues:                                                                            (IN MILLIONS)
---------
Premiums.......................................................         $1,175.7         $ 1,147.4         $ 1,112.7
Insurance and investment product fees..........................            574.6             631.0             430.3
Net investment income..........................................            953.1           1,129.6             830.2
Net realized investment gains .................................             75.8              89.2             150.1
                                                                   --------------    --------------    --------------
        Total revenues.........................................          2,779.2           2,997.2           2,523.3
                                                                   --------------    --------------    --------------
Benefits and expenses:

       Policy benefits and increase in policy liabilities......          1,373.1           1,409.8           1,406.7
       Policyholder dividends..................................            360.5             378.0             400.1
       Amortization of deferred policy acquisition costs                   147.9             356.0             133.0
       Amortization of goodwill and other intangible assets                 40.1              36.9              24.7
       Interest expense........................................             34.0              32.7              20.0
       Demutualization expenses................................               --              21.8              25.9
       Other operating expenses................................            557.9             604.5             470.6
                                                                   --------------    --------------    --------------
            Total benefits and expenses........................          2,513.5           2,839.7           2,481.0
                                                                   --------------    --------------    --------------
Income from continuing operations before income taxes,
       minority interest and equity in earnings of and
       interest earned from investments in unconsolidated
       affiliates..............................................            265.7             157.5              42.3
Income tax expense (benefit)...................................             99.0              56.2             (19.8)
                                                                   --------------    --------------    --------------
Income from continuing operations before minority
       Interest, equity in earnings of and interest earned
       From investments in unconsolidated affiliates...........            166.7             101.3              62.1
Minority interest in net income of consolidated
       Subsidiaries............................................            (10.1)            (14.1)             (3.7)
Equity in earnings of and interest earned from
       Investments in unconsolidated affiliates................              5.5               7.6               8.1
                                                                   --------------    --------------    --------------
Income from continuing operations..............................            162.1              94.8              66.5
Discontinued operations (note 13):
----------------------------------
       Income from discontinued operations, net of income
            taxes..............................................             36.1               9.4                --
       Loss on disposal, net of income taxes...................           (109.0)            (20.9)               --
                                                                   --------------    --------------    --------------
Income before cumulative effect of accounting
       changes.................................................             89.2              83.3              66.5
                                                                   --------------    --------------    --------------
Cumulative effect of accounting changes for:
--------------------------------------------
       Venture capital partnerships, net of income taxes
          (note 5).............................................               --                --             (48.8)
       Securitized financial instruments, net of income
          taxes (note 3).......................................               --                --             (20.5)
       Derivative financial instruments, net of income taxes
          (note 3).............................................               --                --               3.9
                                                                   --------------    --------------    --------------
Net income ....................................................           $ 89.2            $ 83.3             $ 1.1
                                                                   ==============    ==============    ==============


The accompanying notes are an integral part of these consolidated financial statements.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
CONSOLIDATED STATEMENTS OF CASH FLOWS
--------------------------------------------------------------------------------

                                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                                        ---------------------------------------------
                                                                            1999             2000            2001
                                                                        ------------     ------------    ------------
Cash flows from operating activities:                                                  (IN MILLIONS)
-------------------------------------
           Net income ........................................               $ 89.2          $  83.3          $  1.1
Adjustments to reconcile net income to net cash provided by operating activities:
       Net loss from discontinued operations..................                 72.9             11.5              --
       Net realized investment gains..........................                (75.8)           (89.2)         (150.1)
       Amortization and depreciation..........................                 72.0             56.8            43.2
       Investment income......................................               (138.2)          (297.7)           97.4
       Securitized financial instruments and derivatives......                   --               --            16.6
       Deferred income tax benefit............................                (13.9)           (37.0)          (60.4)
       Increase in receivables................................                (62.9)           (54.0)          (76.9)
       (Increase) decrease in deferred policy acquisition costs                 (.3)           183.2           (76.2)
       Increase in policy liabilities and accruals............                321.2            472.8           469.0
       Change in other assets/other liabilities, net..........                 53.8             45.4           145.3
                                                                        ------------     ------------    ------------
       Net cash provided by continuing operations.............                318.0            375.1           409.0
       Net cash used for discontinued operations..............                (76.7)          (264.6)          (75.1)
                                                                        ------------     ------------    ------------
       Net cash provided by operating activities..............                241.3            110.5           333.9
                                                                        ------------     ------------    ------------
Cash flows from investing activities:
-------------------------------------
       Proceeds from the sale of debt securities:
           Available-for-sale.................................              1,192.2            912.1         1,202.0
           Held-to-maturity...................................                 18.0              9.8            17.5
       Proceeds from the maturity of debt securities:
           Available-for-sale.................................                 49.7             38.7            96.7
           Held-to-maturity...................................                  6.5             25.9            35.5
       Proceeds from the repayment of debt securities:
           Available-for-sale.................................                461.0            286.1           534.0
           Held-to-maturity...................................                162.2            173.8           158.5
       Proceeds from sale of equity securities................                163.5            515.4           114.6
       Proceeds from the maturity of mortgage loans...........                 18.9             17.3            16.4
       Proceeds from the repayment of mortgage loans..........                106.0            110.3            42.3
       Proceeds from distributions of venture capital partnerships             26.7             37.9            30.7
       Proceeds from sale of real estate and other invested assets             38.0             26.6            36.8
       Proceeds from sale of property and equipment...........                   --             20.6              --
       Proceeds from sale of subsidiaries and affiliates......                 46.4             14.1           659.8
       Purchase of available-for-sale debt securities.........             (1,672.6)        (1,418.4)       (3,132.7)
       Purchase of held-to-maturity debt securities...........               (395.5)          (356.0)         (393.8)
       Purchase of equity securities..........................               (162.4)          (130.5)          (72.8)
       Purchase of subsidiaries...............................               (187.6)           (59.3)          (10.0)
       Purchase of mortgage loans.............................                (25.3)            (1.0)             --
       Purchase of investments in unconsolidated affiliates and
            other invested assets.............................               (103.4)           (46.5)         (104.2)
       Purchase of minority interest in subsidiary............                   --               --          (358.1)
       Purchase of interests in venture capital partnerships..               (108.5)           (95.1)          (47.0)
       Change in short-term investments, net..................                  (.6)              .5            (4.8)
       Increase in policy loans...............................                (34.3)           (62.7)          (67.0)
       Capital expenditures...................................                (20.5)           (21.5)          (13.7)
       Other investing activities, net........................                  1.7               --              --
                                                                        ------------     ------------    ------------
Net cash used for continuing operations.......................               (419.9)            (1.9)       (1,259.3)
Net cash provided by discontinued operations..................                105.6            259.5            77.5
                                                                        ------------     ------------    ------------
Net cash (used for) provided by investing activities..........             $ (314.3)         $ 257.6       $(1,181.8)
                                                                        ------------     ------------    ------------

The accompanying notes are an integral part of these consolidated financial statements.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
CONSOLIDATED STATEMENTS OF CASH FLOWS
--------------------------------------------------------------------------------

                                                                             FOR THE YEAR ENDED DECEMBER 31,
                                                                    --------------------------------------------------
                                                                        1999              2000               2001
                                                                    --------------    --------------     -------------
Cash flows from financing activities:                                                 (IN MILLIONS)
-------------------------------------

       Net deposits of policyholder deposit funds,
           net of interest credited...............................         $  6.5           $ 140.2           $ 689.8
       Proceeds (repayments) from securities sold subject to
           repurchase agreements..................................           28.4             (28.4)               --
       Issuance of common stock...................................             --                --              10.0
       Capital contributions from parent..........................             --                --              78.6
       Dividends paid to parent ..................................             --                --            (132.3)
       Proceeds from borrowings...................................          175.1              50.0             180.0
       Repayment of borrowings....................................         (125.0)           (124.0)           (125.1)
       Distributions to minority stockholders.....................           (4.2)             (5.8)             (5.8)
       Debenture principal payments...............................             --                --             (19.4)
       Other financing activities, net............................            (.4)              3.2                --
                                                                    --------------    --------------     -------------
       Net cash  provided by financing activities.................           80.4              35.2             675.8
                                                                    --------------    --------------     -------------
       Net change in cash and cash equivalents....................            7.4             403.3            (172.1)
       Cash and cash equivalents, beginning of year...............          309.3             316.7             720.0
                                                                    --------------    --------------     -------------
       Cash and cash equivalents, end of year.....................         $316.7           $ 720.0            $547.9
                                                                    ==============    ==============     =============
Supplemental cash flow information:
-----------------------------------
       Income taxes paid (received), net..........................         $106.4           $ 135.8           $ (47.0)
       Interest paid on indebtedness..............................         $ 34.8           $  34.1           $  23.8









The accompanying notes are an integral part of these consolidated financial statements.


                                                                      RETAINED        ACCUMULATED
                                                    ADDITIONAL        EARNINGS           OTHER             TOTAL
                                        COMMON        PAID-IN       (ACCUMULATED     COMPREHENSIVE     STOCKHOLDER'S
                                        STOCK         CAPITAL          DEFICIT)      INCOME (LOSS)        EQUITY
                                      -----------  --------------  ---------------  ----------------   --------------
(IN MILLIONS)
Balance at January 1, 1999            $      --      $     --          $ 1,642.3        $     94.3       $  1,736.6
--------------------------
Net income...........................                                       89.2                               89.2
Other comprehensive loss, net of
   income taxes:
      Unrealized loss on securities..                                                        (66.8)           (66.8)
      Reclassification adjustment for
        net realized gains included in
        net income                                                                            (1.5)            (1.5)
      Minimum pension liability
      adjustment                                                                              (1.5)            (1.5)
                                                                                                       --------------
   Total other comprehensive loss....                                                                         (69.8)
Comprehensive income.................                                                                          19.4
                                      -----------  --------------  ---------------  ----------------   --------------

Balance at December 31, 1999......... $      --      $     --          $ 1,731.5        $     24.5       $  1,756.0
----------------------------
                                      ===========  ==============  ===============  ================   ==============

Balance at January 1, 2000            $      --      $     --          $ 1,731.5        $     24.5       $  1,756.0
--------------------------
Comprehensive income:
   Net income........................                                       83.3                               83.3
   Other comprehensive income, net of
      income taxes:
      Unrealized gains on securities.                                                         53.0             53.0
      Reclassification adjustment for
        net
        Realized gains included in                                                           (58.9)           (58.9)
           net income
      Minimum pension liability                                                                1.6              1.6
        adjustment
                                                                                                       --------------
   Total other comprehensive income..                                                                          (4.3)
Comprehensive income.................                                                                          79.0
Other equity adjustments.............                                        5.9                                5.9
                                      -----------  --------------  ---------------  ----------------   --------------

Balance at December 31, 2000......... $      --      $     --          $ 1,820.7        $     20.2       $  1,840.9
----------------------------

                                      ===========  ==============  ===============  ================   ==============

Balance at January 1, 2001........... $      --      $     --          $ 1,820.7        $     20.2       $  1,840.9
--------------------------
Demutualization transaction..........      10.0        1,712.0          (1,765.7)                             (43.7)
Equity adjustment for policyholder
   dividend obligation...............                                      (30.3)                             (30.3)
Other equity adjustments.............                                        3.2                                3.2
Comprehensive income:
   Net income........................                                        1.1                                1.1
   Other comprehensive income, net of
      income taxes:
      Unrealized gain on security
        transfer from held-to-maturity
        to available-for-sale........                                                         83.9             83.9
      Unrealized loss on securities..                                                          (.9)             (.9)
      Unrealized gains on derivatives                                                          3.9              3.9
      Equity adjustment for policyholder
        dividend obligation.........                                                          (8.8)            (8.8)
      Reclassification adjustment for
        net realized gains included in                                                       (10.0)           (10.0)
        net income
      Cumulative effect of accounting
        change for derivatives.......                                                          1.1              1.1
      Minimum pension liability                                                               (8.3)            (8.3)
        adjustment
                                                                                                       --------------
   Total other comprehensive income..                                                                          60.9
Comprehensive income.................                                                                          62.0
                                      -----------  --------------  ---------------  ----------------   --------------

Balance at December 31, 2001.........   $  10.0      $ 1,712.0         $    29.0        $     81.1       $  1,832.1
----------------------------
                                      ===========  ==============  ===============  ================   ==============


The accompanying notes are an integral part of these consolidated financial statements.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.       DESCRIPTION OF BUSINESS

Phoenix Life Insurance Company ("Phoenix Life") and its subsidiaries offer a broad range of life insurance and annuity products in the United States of America. Phoenix Life is a wholly-owned subsidiary of The Phoenix Companies, Inc., a publicly traded company ("Phoenix"). See note 2--"Reorganization and Initial Public Offering."

2.       REORGANIZATION AND INITIAL PUBLIC OFFERING

On December 18, 2000, the Board of Directors of Phoenix Home Life Mutual Insurance Company ("Phoenix Mutual") unanimously adopted a plan of reorganization which was amended and restated on January 26, 2001. On June 25, 2001, the effective date of the demutualization, Phoenix Mutual converted from a mutual life insurance company to a stock life insurance company, became a wholly-owned subsidiary of Phoenix and changed its name to Phoenix Life Insurance Company. At the same time, Phoenix Investment Partners, Ltd. ("PXP") became an indirect wholly-owned subsidiary of Phoenix. All policyholder membership interests in the mutual company were extinguished on the effective date and eligible policyholders of the mutual company received 56.2 million shares of common stock, $28.8 million of cash and $12.7 million of policy credits as compensation. The demutualization was accounted for as a reorganization. Accordingly, Phoenix's retained earnings immediately following the demutualization and the closing of the Initial Public Offering ("IPO") on June 25, 2001 (net of the cash payments and policy credits that were charged directly to retained earnings) were reclassified to common stock and additional paid-in capital. In addition, Phoenix Life established a closed block for the benefit of holders of certain individual life insurance policies of Phoenix Life. The purpose of the closed block is to protect, after demutualization, the policy dividend expectations of the holders of the policies included in the closed block. The closed block will continue in effect until such date as none of such policies are in force. See note 14 --"Closed Block."

On June 25, 2001, Phoenix closed its IPO in which 48.8 million shares of common stock were issued at a price of $17.50 per share. Net proceeds from the IPO of $807.9 million were contributed to Phoenix Life. On July 24, 2001, Morgan Stanley Dean Witter exercised its right to purchase 1,395,900 shares of the common stock of Phoenix at the IPO price of $17.50 per share less underwriter's discount. Net proceeds of $23.2 million were contributed to Phoenix Life.

3.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of consolidation and basis of presentation

The consolidated financial statements include the accounts of Phoenix Life. Less than majority-owned entities, in which Phoenix Life has significant influence over operating and financial policies and generally at least a 20% ownership interest, are reported on the equity method of accounting.

In January of 2001, Phoenix Life purchased the minority interest in PXP See Note 4--"Significant Transactions." This increased Phoenix Life's ownership from approximately 60% to 100%. On June 25, 2001 Phoenix Life sold PXP and certain other subsidiaries to Phoenix. See Note 9--"Related Party Transactions." Consequently, Phoenix Life's 1999 and 2000 consolidated results include 60% of PXP's results and 100% of certain other subsidiaries, while Phoenix Life's 2001 results include 100% of the results of PXP and certain other subsidiaries through June 25, 2001.

These consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates used in determining insurance and contractholder liabilities, related reinsurance recoverables, income taxes, contingencies and valuation allowances for investment assets are discussed

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

throughout the Notes to Consolidated Financial Statements. Significant inter-company accounts and transactions have been eliminated. Certain reclassifications have been made to the 1999 and 2000 amounts to conform with the 2001 presentation.

Valuation of investments

Investments in debt securities include bonds, mortgage-backed and asset-backed securities. Phoenix Life classified its debt securities as either held-to-maturity or available-for-sale investments. Prior to 2001, debt securities held-to-maturity consisted of private placement bonds reported at amortized cost, net of impairments, that management intended and had the ability to hold until maturity. Debt securities available-for-sale are reported at fair value with unrealized gains or losses included in equity and consist of public bonds, preferred stocks and private placement bonds that management may not hold until maturity. Debt securities are considered impaired when a decline in value is considered to be other than temporary.

In 2001, management decided, as part of Phoenix Life's conversion to a public company, that held-to-maturity debt securities should be reclassified to available-for-sale debt securities. See note 5 - "Investments."

For mortgage-backed and asset-backed investments in the debt security portfolio, Phoenix Life recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and any resulting adjustment is included in net investment income. For certain asset-backed securities, changes in the estimated yield are recorded on a prospective basis and specific valuation methods are applied to these securities to determine if there has been an other-than-temporary decline in value.

Equity securities are classified as available-for-sale and are reported at fair value, based principally on their quoted market prices, with unrealized gains or losses included in equity. Equity securities are considered impaired when a decline in value is considered to be other than temporary.

Mortgage loans on real estate are stated at unpaid principal balances, net of valuation reserves on impaired mortgages. A mortgage loan is considered to be impaired if management believes it is probable that Phoenix Life will be unable to collect all amounts of contractual interest and principal as scheduled in the loan agreement. An impaired mortgage loan's fair value is measured based on either the present value of future cash flows discounted at the loan's observable market price or at the fair value of the collateral if collection is collateral-dependent. If the fair value of a mortgage loan is less than the recorded investment in the loan, the difference is recorded as a valuation reserve.

Real estate, all of which is held for sale, is carried at the lower of cost or fair value less costs to sell. Fair value for real estate is determined by taking into consideration one or more of the following factors: property valuation techniques utilizing discounted cash flows at the time of stabilization, including capital expenditures and stabilization costs; sales of comparable properties; geographic location of the property and related market conditions; and disposition costs.

Policy loans are generally carried at their unpaid principal balances and are collateralized by the cash values of the related policies.

Venture capital partnerships are recorded in accordance with the equity method of accounting. Phoenix Life records its share of the net equity in earnings of the venture capital partnerships in accordance with Accounting Principle Board Opinion No. 18, using the most recent financial information received from the partnerships. Historically, this information had been provided to Phoenix Life on a one-quarter lag. In the first quarter of 2001, Phoenix Life changed its method of applying the equity method of accounting to eliminate such quarterly lag. See note 5 - "Investments."

Other invested assets primarily include leveraged lease investments, derivatives and other partnership and joint venture interests. Leverage lease investments represent the net of the estimated residual value of the lease assets, rental receivables, and unearned and deferred income to be allocated over the lease term. Investment

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

income is calculated using the interest method and is recognized only in periods in which the net investment is positive. Other partnership and joint venture interests in which Phoenix Life does not have control or a majority ownership interest are recorded using the equity method of accounting. These investments include affordable housing, mezzanine and other partnership interests. Derivatives are valued in accordance with Statement of Financial Accounting Standards ("SFAS") No. 133. See recent accounting pronouncements within note 3.

Short-term investments are carried at amortized cost which approximates fair value. Short-term investments consist of interest bearing securities that mature between 91 days and twelve months from date of purchase.

Realized investment gains and losses, other than those related to separate accounts for which Phoenix Life does not bear the investment risk, are determined by the specific identification method and reported as a component of revenue. A realized investment loss is recorded when an investment valuation reserve is determined. Valuation reserves are netted against the asset categories to which they apply and changes in the valuation reserves are included in realized investment gains and losses. Unrealized investment gains and losses on debt securities and equity securities classified as available-for-sale are included as a component of equity, net of deferred income taxes and the assumed impact of net unrealized investment gains and losses on the amortization of deferred policy acquisition costs related to investment contracts.

In the normal course of business, Phoenix Life enters into transactions involving various types of financial instruments including debt investments such as debt securities, equity securities, and off-balance sheet commitments, primarily, related to venture capital partnerships. These instruments have credit risk and also may be subject to risk of loss due to interest rate and market fluctuations.

Cash and cash equivalents

Cash and cash equivalents include cash on hand and all highly liquid investments with a maturity of 90 days or less when purchased. Certain short-term investments relating to 1999 and 2000 have been reclassified to conform with the 2001 presentation.

Deferred policy acquisition costs

The costs of acquiring new business, principally commissions, underwriting, distribution and policy issue expenses, all of which vary with and are primarily related to production of new business, are deferred. In conjunction with the 1997 acquisition of the Confederation Life business, Phoenix recognized an asset for the present value of future profits ("PVFP") representing the present value of estimated net cash flows embedded in the existing contracts acquired. This asset is included in deferred policy acquisition costs ("DAC").

The method used to amortize DAC and PVFP depends on how the policy was classified. For individual participating life insurance policies, DAC and PVFP are amortized in proportion to estimated gross margins. For universal life, variable universal life and accumulation annuities, DAC and PVFP are amortized in proportion to estimated gross profits.

The amortization process requires the use of various assumptions, estimates and judgements about the future. The primary assumptions are expenses, investment performance, mortality and contract cancellations (i.e., lapses, withdrawals and surrenders). These assumptions are reviewed on a regular basis and are generally based on Phoenix's past experience, industry studies, regulatory requirements and judgments about the future. Finally, analyses are performed periodically to assess whether there are sufficient gross margins or gross profits to amortize the remaining DAC balances.

Internal replacements are defined as an exchange of an existing Phoenix Life insurance or annuity policy for a different Phoenix Life insurance or annuity policy. The DAC balance associated with the replaced policy is treated in the same manner as policies that are surrendered. In the case of policies that are surrendered, in which owners cancel existing life or annuity contracts, the amortization of DAC is adjusted to reflect these surrenders.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Goodwill and other intangible assets

In 1999 and 2000, goodwill is amortized on a straight-line basis over periods ranging from ten to forty years, corresponding with the benefits expected to be derived from the related business acquisitions. The weighted-average life of goodwill is approximately thirty-eight years. Other intangible assets, primarily associated with investment management contracts and employee contracts, are amortized over their estimated useful lives using a straight-line basis. The average estimated useful life of the other intangible assets ranges from five to sixteen years for investment management contracts and three to seven years for employee contracts. The weighted-average life of other intangible assets is approximately thirteen years. Goodwill and other intangible assets' carrying values are periodically evaluated in accordance with SFAS No. 121, Accounting for the Impairment of Long-lived Assets and Long-lived Assets to be Disposed Of, by comparing estimates of future undiscounted cash flows to the carrying values of the assets. Assets are considered impaired if the carrying value exceeds the expected future undiscounted cash flows. Analyses are performed at least annually or more frequently if warranted by events and circumstances affecting Phoenix Life's business. See SFAS No. 142 under "Recent accounting pronouncements" in note 3 for change in accounting policy effective January 1, 2002.

In 2001, remaining goodwill was amortized on a straight-line basis over a ten year period.

Investments in unconsolidated affiliates

Investments in unconsolidated affiliates represents investments in operating entities in which Phoenix Life owns more than 20% but less than a majority of the outstanding common stock and those operating entities for which Phoenix Life owns less than 20% if Phoenix Life exercises significant influence over the operating and financial policies of the company. Phoenix Life uses the equity method of accounting for its investments in the common stock of these entities. Investments in unconsolidated affiliates also includes, where applicable, Phoenix Life's investments in senior securities of these entities.

Separate account assets and liabilities and investment trusts

Separate account assets and liabilities are funds maintained in accounts to meet specific investment objectives of contractholders who bear the investment risk. Investment income and investment gains and losses accrue directly to such contractholders. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of Phoenix Life. The assets and liabilities are primarily carried at market value. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and the related liability increases are excluded from benefits and expenses. Amounts assessed to the contractholders for management services are included in revenues.

Investment trusts are assets held for the benefit of institutional clients who have investments in structured finance products offered by PXP. Structured finance products include collateralized debt and bond obligations backed by portfolios of public high yield bonds, emerging market bonds, commercial mortgage-backed and asset-backed securities and bank loans. Investment trusts, for which PXP is the sponsor and actively manages the assets, and for which there is not a substantive amount of outside third party equity investment in the trust, are consolidated in the financial statements. Phoenix Life's financial exposure is limited to its share of equity and bond investments in these vehicles and there is no financial guarantees from, or recourse to, Phoenix Life for these investment trusts. Asset valuation changes are directly offset by changes in the corresponding liabilities. Fees are recorded when management services provided to the trusts are earned and are included in revenues.

Policy liabilities and accruals

Future policy benefits are liabilities for life and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. Future policy benefits for traditional life insurance are computed using the net level premium method on the basis of actuarial assumptions as to

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

contractual guaranteed rates of interest, mortality rates guaranteed in calculating the cash surrender values described in such contracts and morbidity. The guaranteed interest rates range from 2.25% to 6.00% in 2001. Policyholder deposit funds are primarily for universal life products and include deposits received from customers and investment earnings on their fund balances which range from 4.00% to 7.15% in 2001, less administrative and mortality charges.

Liabilities for outstanding claims, losses and loss adjustment expenses are amounts estimated to cover incurred losses. These liabilities are based on individual case estimates for reported losses and estimates of unreported losses based on past experience.

Policyholder deposit funds

Policyholder deposit funds primarily consist of annuity deposits received from customers, dividend accumulations and investment earnings on their fund balances, which range from 2.1% to 12.3%, less administrative charges.

Premium and fee revenue and related expenses

Life insurance premiums, other than premiums for universal life and certain annuity contracts, are recorded as premium revenue pro-rata over the related contract periods. Benefits, losses and related expenses are matched with premiums over the related contract periods. Revenues for investment-related products, included in insurance and investment product fees, consist of net investment income and contract charges assessed against the fund values. Related benefit expenses primarily consist of net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life products consist of net investment income and mortality, administration and surrender charges assessed against the fund values during the period. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values.

Investment management fees

Investment management fees included in insurance and investment product fees in the accompanying Consolidated Statements of Income are recorded as income pro-rata during the period in which services are performed. Investment management fees are generally computed and earned based upon a percentage of assets under management. Investment management fees are paid pursuant to the terms of the respective investment management contracts, which generally require monthly or quarterly payment.

Reinsurance

Phoenix Life uses reinsurance agreements to provide for greater diversification of business, allow management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

Policyholder dividends

Certain life insurance policies contain dividend payment provisions that enable the policyholder to participate in the earnings of Phoenix Life. The amount of policyholder dividends to be paid is determined annually by Phoenix Life's Board of Directors. The aggregate amount of policyholders' dividends is related to the actual interest, mortality, morbidity and expense experience for the year and Phoenix Life's judgment as to the appropriate level of statutory surplus to be retained. At the end of the reporting period, Phoenix Life establishes a dividend liability for the pro-rata portion of the dividends payable on the next anniversary date of each policy. Phoenix Life also establishes a liability for termination dividends. See note 14 --"Closed Block" for information on the policyholder dividend obligation.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Income taxes

Phoenix and its eligible affiliated companies have elected to file a life/non-life consolidated federal income tax return for 2001. For 2000 and prior years, Phoenix Life was the parent company of the group of eligible affiliated companies that had elected to file life/non-life consolidated federal income tax returns. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions in the percentage of eligible non-life income tax losses that can be applied to offset life insurance company taxable income.

Deferred income taxes result from temporary differences between the tax basis of assets and liabilities and their recorded amounts for financial reporting purposes. These differences result primarily from policy liabilities and accruals, policy acquisition costs, investment impairment reserves, reserves for post-retirement benefits and unrealized gains or losses on investments.

Employee benefit plans

Phoenix has a non-contributory, defined benefit pension plan covering substantially all of its employees. Retirement benefits are a function of both years of service and level of compensation. Phoenix also sponsors a non-qualified supplemental defined benefit plan to provide benefits in excess of amounts allowed pursuant to the Internal Revenue Code. Phoenix's funding policy is to contribute annually an amount equal to at least the minimum required contribution in accordance with minimum funding standards established by the Employee Retirement Income Security Act of 1974 ("ERISA"). Contributions are intended to provide not only for benefits attributable to service to date, but also for service expected to be earned in the future.

Phoenix sponsors pension and savings plans for its employees and agents, and those of its subsidiaries. The qualified plans comply with requirements established by ERISA and excess benefit plans provide for that portion of pension obligations which is in excess of amounts permitted by ERISA. Phoenix also provides certain health care and life insurance benefits for active and retired employees. Phoenix Life incurs applicable employee benefit expenses through the process of cost allocation by Phoenix.

In addition to Phoenix's pension plans, Phoenix currently provides certain health care and life insurance benefits to retired employees, spouses and other eligible dependents through various plans sponsored by Phoenix. A substantial portion of Phoenix's employees may become eligible for these benefits upon retirement. The health care plans have varying co-payments and deductibles, depending on the plan. These plans are unfunded.

Applicable information regarding the actuarial present value of vested and non-vested accumulated plan benefits, and the net assets of the plans available for benefits is omitted, as the information is not separately calculated for Phoenix Life's participation in the plans. With respect to the pension plan, the total assets of the plan exceeded the actuarial present value of vested benefits at January 1, 2001, the date of the most recent actuarial valuation. The other postretirement benefit plans were unfunded as of December 31, 2001, and in accordance with the SFAS No. 106, "Employers' Accounting for Postretirement Benefits," Phoenix, the plan sponsor, established an accrued liability and amounts attributable to Phoenix Life have been allocated.

Recent accounting pronouncements

Securitized Financial Instruments. Effective April 1, 2001, Phoenix Life adopted Emerging Issues Task Force Issue No. 99-20, Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets ("EITF 99-20"). This pronouncement requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and to apply specific valuation methods to these securities to determine of there has been an other-than-temporary decline in value. Upon adoption of EITF 99-20, Phoenix recorded a $20.5 million charge in net income as a cumulative effect of accounting change, net of income taxes.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Derivative Financial Instruments. Effective January 1, 2001, Phoenix Life adopted SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"), as amended by SFAS No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities ("SFAS 138"). As amended, SFAS 133 requires all derivatives to be recognized on the balance sheet at fair value. Derivatives that are not hedges must be adjusted to fair value through earnings.

Phoenix Life maintains an overall interest rate risk-management strategy that incorporates the use of derivative financial instruments to manage exposure to fluctuations in interest rates. Phoenix Life's exposure to interest rate changes primarily results from its commitments to fund interest-sensitive insurance liabilities, as well as from significant holdings of fixed rate investments. Derivative instruments that are used as part of Phoenix Life's interest rate risk-management strategy include interest rate swap agreements, interest rate caps, interest rate floors, interest rate swaptions and foreign currency swap agreements. To reduce counterparty credit risks and diversify counterparty exposure, Phoenix Life enters into derivative contracts only with a number of highly rated financial institutions.

Phoenix Life enters into interest rate swap agreements to reduce market risks from changes in interest rates. Phoenix Life does not enter into interest rate swap agreements for trading purposes. Under interest rate swap agreements, Phoenix Life exchanges cash flows with another party, at specified intervals, for a set length of time based on a specified notional principal amount. Typically, one of the cash flow streams is based on a fixed interest rate set at the inception of the contract, and the other is a variable rate that periodically resets. Generally, no premium is paid to enter into the contract and neither party makes a payment of principal. The amounts to be received or paid on these swap agreements are accrued and recognized in net investment income.

Phoenix Life enters into interest rate floor, interest rate cap and swaption contracts as a hedge for its assets and liabilities against substantial changes in interest rates. Phoenix Life does not enter into interest rate floor, interest rate cap and swaption contracts for trading purposes. Interest rate floor and interest rate cap agreements are contracts with a counterparty which require the payment of a premium and give Phoenix Life the right to receive over the maturity of the contract, the difference between the floor or cap interest rate and a market interest rate on specified future dates based on an underlying notional principal. Swaption contracts are options to enter into an interest rate swap transaction on a specified future date and at a specified price. Upon the exercise of a swaption, Phoenix Life would either receive a swap agreement at the pre-specified terms or cash for the market value of the swap. Phoenix Life pays the premium for these instruments on a quarterly basis over the maturity of the contract, and recognizes these payments in net investment income.

Phoenix Life enters into foreign currency swap agreements to hedge against fluctuations in foreign currency exposure. Under these agreements, Phoenix Life agrees to exchange with another party, principal and periodic interest payments denominated in foreign currency for payments denominated in U.S. dollars. The amounts to be received or paid on these foreign currency swap agreements are recognized in net investment income. To reduce counterparty credit risks and diversify counterparty exposure, Phoenix Life only enters into derivative contracts with highly rated financial institutions.

On January 1, 2001, in accordance with the transition provisions of SFAS 133, Phoenix Life recorded a net-of-tax cumulative effect adjustment of $1.3 million
(gain) in earnings to recognize at fair value all derivatives that are designated as fair-value hedging instruments. Phoenix Life also recorded an offsetting net-of-tax cumulative effect adjustment of $1.3 million (loss) in earnings to recognize the difference attributable to the hedged risks between the carrying values and fair values of the related hedged assets and liabilities. Phoenix Life also recorded a net-of-tax cumulative effect adjustment of $1.1 million in accumulated other comprehensive income to recognize, at fair value, all derivatives that are designated as cash-flow hedging instruments.

For derivative instruments that were not designated as hedges, upon implementation of SFAS 133, Phoenix Life recorded a net-of-tax cumulative effect adjustment of $3.9 million in earnings to recognize these instruments at fair value. Gains and losses on derivatives that were previously deferred as adjustments to the

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

carrying amount of hedged items were not included in the cumulative effect adjustment. There were no gains or losses on derivative instruments that were reported independently as deferred assets or liabilities that required de-recognition from the balance sheet.

Phoenix Life recognized an after-tax gain of $0.9 million for the year ended December 31, 2001 (reported as other comprehensive income in the Consolidated Statements of Changes in Stockholders' Equity and Comprehensive Income), which represented the change in fair value of interest rate swaps which have been designated as cash flow hedges, using the shortcut method, assuming no ineffectiveness. These interest rate swaps hedge floating-rate exposure on asset cash flows that back insurance liabilities by swapping floating rate bonds to fixed. For changes in the fair value of derivatives that are designated, qualify, and are highly effective as cash flow hedges, and for which the critical terms of the hedging instrument and the assets match, Phoenix Life recognizes the change in fair value of the derivative in other comprehensive income. Phoenix Life expects that there will be no ineffectiveness to recognize in earnings during the term of the hedges, and Phoenix Life does not expect to reclassify into earnings amounts reported in accumulated other comprehensive income over the next twelve months.

Phoenix Life also recognized an after-tax gain of $3.0 million for the year ended December 31, 2001 (reported as other comprehensive income in the Consolidated Statements of Changes in Stockholders' Equity and Comprehensive Income), which represented the change in fair value of interest rate forward swaps which have been designated as cash flow hedges of the forecasted purchase of assets. For changes in the fair value of derivatives that are designated as cash flow hedges of a forecasted transaction, Phoenix Life recognizes the change in fair value of the derivative in other comprehensive income. Amounts related to cash flow hedges that are accumulated in other comprehensive income are reclassified as earnings in the same period or periods during which the hedged forecasted transaction (the acquired asset) affects earnings. As of December 31, 2001, $0.3 million of the deferred net after-tax gains on these derivative instruments is expected to be reclassified into earnings over the next twelve months. For the year ended December 31, 2001, Phoenix Life also recognized an after-tax gain of $0.3 million (reported as net realized investment gains in the Consolidated Statements of Income), which resulted from the termination of interest rate swap contracts designated as hedges of a forecasted transaction. The interest rate swap contracts were determined to no longer be effective hedges.

Phoenix Life also recognized an after-tax loss of $0.4 million for the year ended December 31, 2001 (reported as net investment income in the Consolidated Statements of Income), which represented the change in fair value of derivative instruments which were not designated as hedges upon implementation of SFAS 133. These instruments primarily include: interest rate floors which hedge spread deficiency risk between assets and deferred annuity product liabilities; interest rate caps which hedge disintermediation risk associated with universal life insurance liabilities; and interest rate swaps which were hedges of an anticipated purchase of assets associated with an acquisition of a block of insurance liabilities for which offsetting swap positions were taken to lock in a stream of income to supplement the income on the assets purchased. For changes in fair value of derivatives that are not designated and did not qualify as highly effective hedges upon implementation of SFAS 133, Phoenix Life recognizes the entire change in fair value of the derivatives in current-period earnings. For the year ended December 31, 2001, Phoenix Life also recognized an after-tax gain of $0.9 million (reported as net realized investment gains in the Consolidated Statements of Income), which resulted from the termination prior to maturity of interest rate swaps which were not designated as hedges upon implementation of SFAS 133.

Phoenix Life also holds foreign currency swaps as hedges against available-for-sale securities that back U.S. dollar denominated liabilities. For changes in the fair value of derivatives that are designated, qualify, and are highly effective as fair value hedges, Phoenix Life recognizes the change in fair value of the derivative, along with the change in value of the hedged asset or liability attributable to the hedged risk, in current-period earnings. Phoenix Life recognized an after-tax gain of $0.8 million for the year ended December 31, 2001.

In certain instances, derivative contracts are terminated prior to maturity. These contracts include, but are not limited to, interest rate and foreign currency swaps, cap and floor contracts, and payor and receiver swaptions.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

To the extent that derivative contracts determined to be effective hedges are terminated, realized gains and losses are deferred and amortized. Derivatives associated with hedged items that either no longer exist or are no longer expected to occur are accounted for as of the relevant change in status of the hedged items, with gains or losses on such contracts recognized immediately in net income. Similarly, for derivatives otherwise determined to no longer be effective hedges, gains or losses as of termination are recognized immediately in net income.

Accounting for Demutualizations. Effective June 30, 2001, Phoenix Life adopted Statement of Position No. 00-3, Accounting by Insurance Enterprises for Demutualizations and Formations of Mutual Insurance Holding Companies and For Certain Long-Duration Participating Contracts ("SOP 00-3"). The provisions of SOP 00-3 provide guidance on accounting by insurance enterprises for demutualizations and the formation of mutual holding companies, including the emergence of earnings from and the financial statement presentation of the closed block established in connection with the demutualization. SOP 00-3 specifies that closed block assets, liabilities, revenues and expenses should be displayed with all other assets, liabilities, revenues and expenses of the insurance enterprise based on the nature of the particular item, with appropriate disclosures relating to the closed block.

Pursuant to the adoption of SOP 00-3, Phoenix Life recorded a charge of $30.3 million to equity in the second quarter of 2001 representing the establishment of the policyholder dividend obligation along with the corresponding impact on deferred policy acquisition costs and deferred income taxes. See note 14 --"Closed Block" for additional information.

Business Combinations/Goodwill and Other Intangible Assets. In June 2001, SFAS No. 141, Business Combinations ("SFAS 141"), and SFAS No. 142, Goodwill and Other Intangible Assets ("SFAS 142"), were issued. SFAS 141 and SFAS 142 are effective July 1, 2001 and January 1, 2002, respectively. SFAS 141 requires that the purchase method of accounting be used for all business combinations initiated after June 30, 2001 and separate recognition of intangible assets apart from goodwill if such intangible assets meet certain criteria. SFAS 141 also requires that upon adoption of SFAS 142 a company reclassify the carrying amounts of certain intangible assets into or out of goodwill, based on certain criteria. SFAS 142 primarily addresses the accounting for goodwill and intangible assets subsequent to their initial recognition. Under SFAS 142, amortization of goodwill, including goodwill and other intangible assets with indefinite lives recorded in past business combinations, will discontinue upon adoption of this standard, and reporting units must be identified for the purpose of assessing potential future impairments of goodwill. Phoenix Life recognized $7.1 million in goodwill amortization during 2001. As of June 26, 2001, PXP's net goodwill and intangible assets are no longer consolidated due to the sale of PXP to Phoenix. See note 9--"Related Party Transactions". Goodwill amortization will not be recognized after 2001 in accordance with SFAS 142. In addition, goodwill recorded as a result of business combinations completed during the six-month period ended December 31, 2001 will not be amortized.

The provisions of SFAS 141 and SFAS 142 also apply to equity-method investments made both before and after June 30, 2001. SFAS 142 prohibits amortization of the excess of cost over the underlying equity in the net assets of an equity-method investee that is recognized as goodwill.

SFAS 142 requires that goodwill be tested at least annually for impairment using a two-step process. The first step is to identify a potential impairment and, in transition, this step must be measured as of the beginning of the fiscal year. However, a company has six months from the date of adoption to complete the first step. The second step of the goodwill impairment test measures the amount of the impairment loss (measured as of the beginning of the year of adoption), if any, and must be completed by the end of a company's fiscal year. Intangible assets deemed to have an indefinite life would be tested for impairment using a one-step process, which compares the fair value to the carrying amount of the asset as of the beginning of the fiscal year in the year of adoption. Phoenix Life has prepared a preliminary analysis of the adoption of SFAS 142, and does not expect to have a material impairment charge in 2002.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Impairment of Long-Lived Assets. In August 2001, the Financial Accounting Standards Board issued SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets ("SFAS 144"), effective January 1, 2002. Under SFAS 144, long-lived assets to be sold within one year must be separately identified and carried at the lower of carrying value or fair value less costs to sell.

Long-lived assets expected to be held longer than one year are subject to depreciation and must be written down to fair value upon impairment. Long-lived assets no longer expected to be sold within one year, such as some foreclosed real estate, must be written down to the lower of current fair value or fair value at the date of foreclosure adjusted to reflect depreciation since acquisition. Phoenix Life is currently reviewing the provisions of SFAS 144 and assessing the impact of adoption.

4.       SIGNIFICANT TRANSACTIONS

Purchase of Phoenix Investment Partners, Ltd. minority interest

On September 10, 2000, Phoenix Life, one of its subsidiaries and PXP entered into an agreement and plan of merger pursuant to which such subsidiary agreed to purchase the outstanding common stock shares of PXP owned by third parties for a price of $15.75 per share. In connection with this merger, Phoenix Life's subsidiary paid, from available cash and short-term investments, $339.3 million to those third parties on January 11, 2001. As a result, PXP became an indirect wholly-owned subsidiary of Phoenix Life and PXP's shares of common stock were de-listed from the New York Stock Exchange. In addition, PXP accrued compensation expenses of $57.0 million to cash out stock options, $5.5 million of related compensation costs, $5.2 million in retention costs and $3.9 million in transaction costs at March 31, 2001.

After the merger, some third party holders of PXP's convertible subordinated debentures converted their debentures and PXP redeemed all remaining outstanding debentures held by third parties by the end of March 2001. PXP made cash payments totaling $38.2 million in connection with these conversions and redemptions from funds borrowed from its then existing credit facility.

The excess of purchase price over the minority interest in the net assets of PXP totaled $224.1 million. Of this excess purchase price, $179.1 million has been allocated to investment management contracts, which are being amortized over their estimated useful lives using the straight-line method. The weighted-average useful life of the investment management contracts is 13.4 years. The remaining excess purchase price, net of deferred taxes, of $118.4 million has been classified as goodwill and is being amortized over 40 years using the straight-line method. Related amortization of goodwill and investment management contracts of $2.9 million and $13.9 million, respectively, has been expensed for the year ended December 31, 2001.

The following table summarizes the calculation and allocation of the purchase price (in millions).

                    Purchase price:
                    --------------
                    Purchase price for 21.5 million outstanding shares at $15.75/share............     $  339.3
                    Premium paid related to third party convertible debt redemption/conversion....         18.8
                    Transaction related costs.....................................................          3.2
                                                                                                       --------
                         Total purchase price.....................................................     $  361.3
                                                                                                       ========
                    Purchase price allocation:
                    -------------------------
                    Fair value of acquired net assets.............................................     $  137.2
                    Investment management contracts...............................................        179.1
                    Deferred taxes................................................................        (73.4)
                    Goodwill......................................................................        118.4
                                                                                                       --------
                         Total purchase price allocation..........................................     $  361.3
                                                                                                       ========

Prior to this transaction, PXP had a $1.2 million liability related to options held by certain employees. As a result of this transaction, all outstanding options were settled and, consistent with previous accounting treatment, the remaining liability was reversed and recorded as an adjustment to equity.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Additionally, prior to the transaction, PXP had outstanding restricted stock which had been issued to certain employees pursuant to PXP's Restricted Stock Plan. For book purposes, the fair market value of the restricted stock at the date of the grant was recorded as unearned compensation, a separate component of stockholders' equity, and amortized over the restriction period. For tax purposes, PXP could deduct compensation expense equal to the fair market value of the stock on the date the restrictions lapse. The tax benefit of the deduction in excess of the compensation expense was recorded as an adjustment to additional paid-in capital. At the time of this transaction, all restrictions lapsed and PXP recorded a $2.0 million tax receivable for the deduction and a corresponding adjustment to equity.

Master credit facility

In June 2001, Phoenix, Phoenix Life, and PXP entered into a $375 million unsecured revolving credit facility that matures on June 10, 2005. Phoenix Life's and PXP's existing credit agreements were terminated at that time. Phoenix unconditionally guarantees loans to Phoenix Life and PXP. Base rate loans bear interest at the greater of the Bank of Montreal's prime commercial rate or the effective federal funds rate plus 0.5%. Eurodollar rate loans bear interest at LIBOR plus an applicable margin. The credit agreement includes customary financial and operating covenants that include, among other provisions, requirements that Phoenix maintain a minimum stockholders' equity and a maximum debt to capitalization ratio; that Phoenix Life maintain a minimum risk based capital ratio, and that PXP maintain a maximum debt to capitalization ratio and a minimum stockholders' equity. See note 10 - "Long-Term Debt" for additional information on credit facilities.

Early retirement program

On January 29, 2001, Phoenix offered a special retirement program under which qualified participants will receive enhanced retirement benefits by the addition of five years to age and pension plan service under the Employee Pension Plan. Employees of Phoenix Life and PXP who decided to participate will retire by May 31, 2002. Of the 318 participants eligible, 182 accepted the special retirement incentive program. As a result of this program, Phoenix Life was allocated an additional pension expense for the year ended December 31, 2001.

Aberdeen Asset Management PLC

On February 18, 1999, PM Holdings, a wholly-owned subsidiary of Phoenix Life, purchased 15,050,000 shares of the common stock of Aberdeen Asset Management PLC ("Aberdeen"), a Scottish asset management firm, for $29.4 million. PM Holdings owned 31,600,000 shares and 38,100,000 share as of December 31, 2000 and 2001, respectively.

On April 15, 1996, Phoenix Life purchased 7% convertible subordinated notes issued by Aberdeen for $37.5 million. The notes, which mature on March 29, 2003, are convertible into 17,441,860 shares of Aberdeen common stock.

In May 2001, Phoenix Life purchased additional shares of common stock of Aberdeen for a cash purchase price of $46.8 million, bringing its ownership to approximately 22.0% (26.95% when the convertible subordinated note is included) of the common stock of Aberdeen at December 31, 2001. The investment in Aberdeen common stock is reported on the equity method. The notes and common stock are classified as investments in unconsolidated affiliates in the Consolidated Balance Sheets.

The investment in Aberdeen's convertible note at December 31, 2001 is reported at fair value with unrealized gains or losses included in equity. For the years ended prior to 2001, the investment in the note was reported at amortized cost. Aberdeen's convertible note was included in the transfer of securities from held-to-maturity to available-for-sale in 2001 and resulted in a pre-tax unrealized gain of $63.7 million. See note 5-- "Investments."

The fair value of Phoenix Life's investments in Aberdeen, based on the closing market price, was $455.8 million and $322.3 million as of December 31, 2000 and 2001, respectively.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Dividend scale

In November 2000, Phoenix Mutual's Board of Directors voted to maintain the dividend scale for dividends payable on or after January 1, 2001. In October 1999, Phoenix Mutual's Board of Directors voted to maintain the dividend scale for dividends payable on or after January 1, 2000.

Emprendimiento Compartido, S.A. ("EMCO")

At January 1, 1999, PM Holdings held 9.1 million shares of EMCO, representing a 35% ownership interest in this Argentine financial services company that provides pension management, annuities and life insurance products. On June 23, 1999, PM Holdings became the majority owner of EMCO when it purchased 13.9 million shares of common stock from the Banco del Suquia, S.A. for $29.5 million, plus $10.0 million for a five-year covenant not-to-compete.

In addition, EMCO purchased, for its treasury, 3.0 million shares of its outstanding common stock held by two banks. This, in combination with the purchase described above, increased PM Holdings' ownership interest from 35% to 100% of the then outstanding stock.

On November 12, 1999, PM Holdings sold 11.5 million shares (a 50% interest) of EMCO common stock for $40.0 million, generating a pre-tax gain of $11.3 million. PM Holdings received $15.0 million in cash plus a $9.0 million two-year 8% interest bearing note, and a $16.0 million five-year 8% interest-bearing note. PM Holdings uses the equity method of accounting to account for its remaining 50% interest in EMCO.

After the sale, the remaining excess of the purchase price over the fair value of the acquired net tangible assets totaled $17.0 million. That consisted of a covenant not-to-compete of $5.0 million, which is being amortized over five years, and goodwill of $12.0 million, which is being amortized over ten years.

PFG Holdings, Inc.

On October 29, 1999, PM Holdings, a wholly-owned subsidiary of Phoenix Life, purchased 100% of PFG Holdings, Inc. 8% cumulative preferred stock, which is convertible into a 67% interest in common stock for $5 million in cash. In addition, Phoenix Life has an option to purchase all the outstanding common stock during the sixth year subsequent to the acquisition at a value equal to 80% of the appraised value of the common stock at that time. As of December 31, 2001, this option had not been executed. Since Phoenix Life holds voting control, the entity has been consolidated and a minority interest has been established for outside stockholders' interests. The transaction resulted in goodwill of $3.8 million, which is being amortized on a straight-line basis over forty years.

AGL Life Assurance Company, an operating subsidiary of PFG Holdings, must maintain at least $10.0 million of capital and surplus to satisfy certain regulatory minimum capital requirements. PM Holdings provided financing of $11.0 million at the purchase date to PFG Holdings in order for AGL Life Assurance to meet this minimum requirement. The debt is an 8.34% senior secured note maturing in 2009.

PM Holdings provided additional financing to PFG Holdings in 2001 in the form of a convertible subordinated note. The interest rate on the note is 8%, and the note will mature on November 1, 2006. The note allows for up to $8 million in financing and is convertible into common stock at any time at a variable conversion price.

Property and casualty distribution operations

On May 3, 1999, PM Holdings sold its property and casualty distribution business to Hilb, Rogal and Hamilton Company ("HRH") for $48.1 million including $10.2 million for a covenant not-to-compete. Total proceeds consisted of $32.0 million in 5.25% convertible subordinated debentures, $15.9 million for 865,042 shares of HRH common stock, valued at $18.38 per share on the sale date, and $0.2 million in cash. Phoenix also has contractual rights to designate two nominees for election to HRH's Board of Directors. As of December 31, 2001, two Phoenix designees were serving as HRH directors. The pre-tax gain realized on the sale was $40.1 million.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The convertible debentures mature on May 3, 2014 and are callable by HRH on or after May 3, 2009. The debentures are convertible into 1,406,593 shares of HRH common stock.

The investment in HRH debentures at December 31, 2001 is reported at fair value with unrealized gains or losses included in equity. For the years ended prior to 2001, the investment in HRH was reported at amortized cost. HRH debentures were included in the transfer of securities from held-to-maturity to available-for-sale in 2001 and resulted in a pre-tax unrealized gain of $46.8 million. See note 5 - "Investments."

The investment in HRH common stock is reported on the equity method. The debentures and common stock are classified as investments in unconsolidated affiliates in the Consolidated Balance Sheets. As of December 31, 2001, Phoenix Life owns 6.4% of the outstanding HRH common stock, 14.8% on a diluted basis.

The fair value of Phoenix Life's investments in HRH, based on the closing market price, was $90.6 million and $78.8 million as of December 31, 2000 and 2001, respectively.

Discontinued operations

During 1999, Phoenix Life discontinued its reinsurance operations, real estate management operations and group life & health operations. Disclosures concerning the financial effect of these transactions are contained in note 13-- "Discontinued Operations."

5.       INVESTMENTS

Information pertaining to Phoenix Life's investments, net investment income and realized and unrealized investment gains and losses follows:

Debt and equity securities

The amortized cost and fair value of investments in debt and equity securities as of December 31, 2001 were as follows:

                                                                           GROSS             GROSS
                                                        AMORTIZED       UNREALIZED        UNREALIZED          FAIR
                                                          COST             GAINS            LOSSES           VALUE
                                                       ------------     ------------      ------------     -----------
Debt securities                                                                (IN MILLIONS)
---------------
AVAILABLE-FOR-SALE:
    U.S. government and agency bonds..............         $ 256.0          $  13.3           $ (0.1)         $ 269.2
    State and political subdivision bonds.........           508.6             24.7             (1.7)           531.6
    Foreign government bonds......................           293.7             34.1             (1.1)           326.7
    Corporate securities..........................         4,316.6            145.5           (103.7)         4,358.4
    Mortgage-backed and asset-backed
    securities....................................         4,125.0            107.4            (84.3)         4,148.1
                                                       ------------     ------------      ------------     -----------
        Total available-for-sale securities.......         9,499.9            325.0           (190.9)         9,634.0
     Less: available-for-sale securities of
               discontinued operations............            34.8               --                --            34.8
                                                       ------------     ------------      ------------     -----------
     Total available-for-sale debt securities of
      continuing operations.......................       $ 9,465.1          $ 325.0         $ (190.9)       $ 9,599.2
                                                       ============     ============      ============     ===========

Equity securities.................................         $ 275.7          $  52.4          $ (40.6)         $ 287.5
-----------------
      Less: equity securities of discontinued
                operations........................             1.5               --                --             1.5
                                                       ------------     ------------      ------------    ------------
         Total equity securities of continuing
          operations..............................         $ 274.2          $  52.4          $ (40.6)         $ 286.0
                                                       ============     ============      ============     ===========

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The amortized cost and fair value of investments in debt and equity securities as of December 31, 2000 were as follows:


                                                                          GROSS            GROSS
                                                         AMORTIZED      UNREALIZED        UNREALIZED
                                                            COST          GAINS            LOSSES       FAIR VALUE
                                                         -----------    -----------      -----------    -----------
Debt securities                                                                (IN MILLIONS)
---------------
HELD-TO-MATURITY:
    State and political subdivision bonds............      $    30.6      $      .3         $   (.9)     $     30.0
    Foreign government bonds.........................            2.4             --             (.7)            1.7
    Corporate securities.............................        1,781.2           48.0           (39.0)        1,790.2
    Mortgage-backed and asset-backed securities......          295.4           15.4            (3.8)          307.0
                                                         -----------    -----------      -----------    -----------
         Total held-to-maturity securities...........        2,109.6           63.7           (44.4)        2,128.9
                                                         -----------    -----------      -----------    -----------
AVAILABLE-FOR-SALE:
    U.S. government and agency bonds.................          262.5           13.8             (.3)          276.0
    State and political subdivision bonds............          459.9           16.9            (1.9)          474.9
    Foreign government bonds.........................          246.0           26.7            (5.8)          266.9
    Corporate securities.............................        2,222.1           37.7           (83.1)        2,176.7
    Mortgage-backed and asset-backed securities......        2,830.5           63.5           (25.2)        2,868.8
                                                         -----------    -----------      -----------    -----------
         Total available-for-sale securities.........        6,021.0          158.6          (116.3)        6,063.3
  Less: available-for-sale securities of
     discontinued operations.........................          114.3             --               --          114.3
                                                         -----------    -----------      -----------    -----------
     Total available-for-sale securities of
       continuing operations.........................        5,906.7          158.6          (116.3)        5,949.0
                                                         -----------    -----------      -----------    -----------
     Total debt securities of continuing operations..      $ 8,016.3      $   222.3         $(160.7)     $  8,077.9
                                                         ===========    ===========      ===========    ===========
                                                         ===========    ===========      ===========    ===========
Equity securities....................................      $   297.3      $    77.9         $ (39.7)     $    335.5
-----------------                                        ===========    ===========      ===========    ===========

The sale of debt securities held-to-maturity relate to certain securities, with amortized cost of $3.9 million, $3.9 million and $9.1 million, for the years ended December 31, 1999, 2000 and 2001, respectively, which were sold specifically due to a significant decline in the issuers' credit quality. Net realized (losses) gains were $(0.2) million, $(3.9) million and $1.5 million in 1999, 2000 and 2001, respectively.

The amortized cost and fair value of debt securities, by contractual sinking fund payment and maturity, as of December 31, 2001 are shown below. Actual maturity may differ from contractual maturity because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or Phoenix Life may have the right to put or sell the obligations back to the issuers.

                                                                                   AVAILABLE-FOR-SALE
                                                                              ------------------------------
                                                                                AMORTIZED           FAIR
                                                                                  COST             VALUE
                                                                              -------------     ------------
                                                                                      (IN MILLIONS)
         Due in one year or less........................................         $   121.2        $   121.9
         Due after one year through five years..........................           1,276.7          1,260.0
         Due after five years through ten years.........................           1,772.9          1,820.3
         Due after ten years............................................           2,204.1          2,283.7
         Mortgage-backed and asset-backed securities....................           4,125.0          4,148.1
                                                                              -------------     ------------
              Total.....................................................           9,499.9          9,634.0
         Less: securities of discontinued operations....................              34.8             34.8
                                                                              -------------     ------------
              Total securities of continuing operations.................         $ 9,465.1        $ 9,599.2
                                                                              =============     ============

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Carrying values for investments in mortgage-backed and asset-backed securities, excluding U.S. government guaranteed investments, were as follows:


                                                                                      DECEMBER 31,

                                                                              ------------------------------
                                                                                  2000             2001
                                                                              -------------     ------------
                                                                                      (IN MILLIONS)
         Planned amortization class.........................................     $   117.4        $   133.9
         Asset-backed.......................................................       1,082.3          1,607.9
         Mezzanine..........................................................         166.5            359.1
         Commercial.........................................................         796.5            633.6
         Sequential pay.....................................................         937.7          1,268.7
         Pass through.......................................................          59.3             75.5
         Other..............................................................           4.5             69.4
                                                                              -------------     ------------
         Total mortgage-backed and asset-backed securities                       $ 3,164.2        $ 4,148.1
                                                                              =============     ============

Mortgage loans and real estate

Phoenix Life's mortgage loans and real estate are diversified by property type and location and, for mortgage loans, by borrower. Mortgage loans are collateralized by the related properties and are generally 75% of the properties' value at the time the original loan is made.

Mortgage loans and real estate investments comprise the following property types and geographic regions:

                                                                 MORTGAGE LOANS               REAL ESTATE
                                                                  DECEMBER 31,                DECEMBER 31,
                                                            -------------------------    -----------------------
                                                               2000          2001           2000          2001
                                                            -----------    ----------    ----------   ----------
                    Property type:                                             (IN MILLIONS)
                    Office buildings..................         $ 171.3       $ 155.4        $ 34.4       $ 25.2
                    Retail............................           183.5         170.4           6.9          7.5
                    Apartment buildings...............           180.7         171.0          45.9         50.4
                    Industrial buildings..............            64.8          52.0            --           --
                    Other.............................             2.2           2.0            --           --
                    Valuation allowances..............            (9.1)        (15.0)         (9.3)          --
                                                            -----------    ----------    ----------   ----------
                         Total........................         $ 593.4       $ 535.8        $ 77.9       $ 83.1
                                                            ===========    ==========    ==========   ==========
                    Geographic region:                                         (IN MILLIONS)
                    Northeast.........................         $ 124.5       $ 116.5        $ 49.8       $ 54.4
                    Southeast.........................           147.6         130.5            --           --
                    North central.....................           147.4         134.8            .5           .4
                    South central.....................           103.7         101.7          22.3         13.0
                    West..............................            79.3          67.3          14.6         15.3
                    Valuation allowances..............            (9.1)        (15.0)         (9.3)          --
                                                            -----------    ----------    ----------   ----------
                         Total........................         $ 593.4       $ 535.8        $ 77.9       $ 83.1
                                                            ===========    ==========    ==========   ==========

At December 31, 2001, scheduled mortgage loan maturities were as follows: 2002 -- $51.4 million; 2003 -- $82.0 million; 2004 -- $34.7 million; 2005 -- $32.3 million; 2006 -- $94.7 million, and $240.7 million thereafter. Actual maturities will differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. Phoenix Life did not refinance any of its mortgage loans during 2000 and 2001.

The carrying value of delinquent and in process of foreclosure mortgage loans at December 31, 2000 and 2001 is $11.4 million and $5.6 million, respectively. There are valuation allowances of $9.1 million and $15.0 million, respectively, on these mortgages.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Investment valuation allowances

Investment valuation allowances, which have been deducted in arriving at investment carrying values as presented in the Consolidated Balance Sheets and changes thereto, were as follows:

                                             BALANCE AT                                              BALANCE AT
                                             JANUARY 1,         ADDITIONS        DEDUCTIONS         DECEMBER 31,
                                          ----------------     ------------    --------------     -----------------
               2001:                                                   (IN MILLIONS)
               Mortgage loans.............          $ 9.1            $ 6.1            $  (.2)              $ 15.0
               Real estate................            9.3               --              (9.3)                  --
                                               -----------         --------        ----------            ---------
                    Total.................          $18.4            $ 6.1            $ (9.5)              $ 15.0
                                               ===========         ========        ==========            =========
               2000:
               Mortgage loans.............          $14.3            $ 1.8            $ (7.0)              $  9.1
               Real estate................            3.2              6.1                --                  9.3
                                               -----------         --------        ----------            ---------
                    Total.................          $17.5            $ 7.9            $ (7.0)              $ 18.4
                                               ===========         ========        ==========            =========
               1999:
               Mortgage loans.............          $30.6            $ 9.7            $(26.0)              $ 14.3
               Real estate................            6.4               .2              (3.4)                 3.2
                                               -----------         --------        ----------            ---------
                    Total.................          $37.0            $ 9.9            $(29.4)              $ 17.5
                                               ===========         ========        ==========            =========

Non-income producing mortgage loans and debt securities

The net carrying value of non-income producing mortgage loans was $6.0 million at December 31, 2000; there were no non-income producing mortgage loans during 2001. The amount of interest foregone by non-income producing mortgage loans was $0.5 million for the year ended December 31, 2000. There were no non-income producing debt securities at December 31, 2000 and 2001.

Venture capital partnerships

Phoenix Life invests as a limited partner in venture capital limited partnerships. These partnerships focus on early-stage ventures, primarily in the information technology and life science industries and leveraged buyout funds, as well as direct equity investments in leveraged buyouts and corporate acquisitions. As of December 31, 2001, total unfunded capital commitments were $166.8 million.

Phoenix Life records its equity in the earnings of these partnerships in net investment income.

In the first quarter of 2001, Phoenix Life recorded a charge of $48.8 million (net of income taxes of $26.3 million) representing the cumulative effect of this accounting change on the fourth quarter of 2000. The cumulative effect was based on the actual fourth quarter 2000 financial results as reported by the partnerships.

In the first quarter of 2001, Phoenix Life removed the lag in reporting by estimating the change in Phoenix Life's share of the net equity in earnings of the venture capital partnerships for the period from December 31, 2000, the date of the most recent financial information provided by the partnerships, to Phoenix Life's then current reporting date of March 31, 2001. To estimate the net equity in earnings of the venture capital partnerships for each quarter, Phoenix Life developed a methodology to estimate the change in value of the underlying investee companies in the venture capital partnerships. For public investee companies, Phoenix Life used quoted market prices at the end of each quarter, applying liquidity discounts to these prices in instances where such discounts were applied in the underlying partnerships' financial statements. For private investee companies, Phoenix Life applied a public industry sector index to roll the value forward each quarter. Phoenix Life applies this methodology consistently each quarter with subsequent adjustments to reflect market events reported by the partnerships (e.g., new rounds of financing, initial public offerings and writedowns by the general partners). In addition, Phoenix Life will annually revise the valuations it has assigned to the investee companies to reflect the valuations in the audited financial statements received from the venture capital partnerships. Phoenix Life's venture capital earnings remain subject to variability.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The components of net investment income related to venture capital partnerships for the year ended December 31, were as follows:

                                                                              1999          2000            2001
                                                                           ----------    -----------    ------------
                                                                                        (IN MILLIONS)
    Operating losses..................................................        $ (8.9)        $ (7.7)         $ (6.4)
    Realized gains on cash and stock distributions....................          84.7          223.3            17.8
    Net unrealized gains (losses) on investments held in the                    64.1           61.7           (95.9)
       partnerships...................................................     ----------      ---------       ---------
    Total venture capital partnership net investment income (loss)....        $139.9         $277.3          $(84.5)
                                                                           ==========      =========       =========

Other invested assets

Other invested assets were as follows:

                                                                              DECEMBER 31,
                                                                        -------------------------
                                                                           2000          2001
                                                                        -----------    ----------
                                                                             (IN MILLIONS)
            Transportation and equipment leases......................       $ 83.2        $ 85.0
            Affordable housing partnerships..........................         29.1          28.2
            Investment in other affiliates...........................          7.5           9.6
            Seed money in separate accounts..........................         41.2          54.6
            Mezzanine partnerships...................................         30.4          37.1
            Derivatives..............................................           --          10.9
            Other partnership interests..............................         44.3          55.8
                                                                        -----------    ----------
              Total other invested assets............................       $235.7        $281.2
                                                                        ===========    ==========

Separate account assets and investment trusts

Separate account assets and investment trusts assets as of December 31, were as follows:

                                                                       2000                2001
                                                                  ---------------     ---------------
                                                                            (IN MILLIONS)
          Separate accounts .....................................      $ 5,376.6           $ 5,025.2
                                                                  ---------------     ---------------
          Investment trusts:
              Phoenix CDO I .....................................             --               160.1
              Phoenix CDO II ....................................             --               384.7
                                                                  ---------------     ---------------
                   Total investment trusts ......................             --               544.8
                                                                  ---------------     ---------------
          Total separate account assets and investment trusts....      $ 5,376.6           $ 5,570.0
                                                                  ===============     ===============


In 2001, Phoenix Life determined that the investment trusts did not have a substantive amount of outside equity and, as a result, concluded consolidation was required.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Net investment income

The components of net investment income (loss) for the year ended December 31, were as follows:

                                                                             1999           2000           2001
                                                                           ----------    -----------    -----------
                                                                                        (IN MILLIONS)
         Debt securities.............................................      $   637.4       $  622.2        $ 680.4
         Equity securities...........................................            7.9           13.3            4.4
         Mortgage loans..............................................           66.3           54.6           45.0
         Policy loans................................................          149.0          157.4          168.6
         Real estate.................................................            9.7            9.2           16.1
         Venture capital partnerships................................          139.9          277.3          (84.5)
         Other invested assets.......................................             .7            3.4            7.1
         Cash, cash equivalents and short-term investments...........           22.6           27.5           13.7
                                                                           ----------    -----------    -----------
              Sub-total..............................................        1,033.5        1,164.9          850.8
         Less: investment expenses...................................           13.0           14.3           14.1
                                                                           ----------    -----------    -----------
         Net investment income.......................................        1,020.5        1,150.6          836.7
         Less: net investment income of discontinued operations                 67.4           21.0            6.5
                                                                           ----------    -----------    -----------
              Total net investment income of continuing operations         $   953.1       $1,129.6        $ 830.2
                                                                           ==========    ===========    ===========


Investment income of $4.0 million was not accrued on certain delinquent mortgage loans and defaulted debt securities at December 31, 2001. Phoenix Life does not accrue interest income on impaired mortgage loans and impaired debt securities when the likelihood of collection is doubtful. See note 3--"Summary of Significant Accounting Policies--Valuation of investments" for further information on mortgage loan and debt security impairment.

The payment terms of mortgage loans may, from time to time, be restructured or modified. The investment in restructured mortgage loans, based on amortized cost, amounted to $34.9 million and $31.1 million at December 31, 2000 and 2001, respectively. Interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $4.1 million, $3.9 million and $3.6 million in 1999, 2000 and 2001, respectively. Actual interest income on these loans included in net investment income was $3.5 million, $3.1 million and $2.4 million in 1999, 2000 and 2001, respectively.

Investment gains and losses

Net unrealized investment (losses) gains on securities available-for-sale and carried at fair value for the year ended December 31, were as follows:

                                                                1999          2000          2001
                                                             -----------   -----------   -----------
                                                                          (IN MILLIONS)
         Debt securities................................       $ (428.5)     $  213.8        $ 91.3
         Equity securities..............................           63.2        (105.7)        (26.4)
         DAC............................................          260.3        (117.2)        (62.2)
         Deferred income tax (benefits) expense.........          (36.7)         (3.2)           .9
                                                             -----------   -----------   -----------
         Net unrealized investment (losses) gain on
              securities available-for-sale.............       $  (68.3)     $   (5.9)       $  1.8
                                                             ===========   ===========   ===========

The amortized cost of debt securities transferred from held-to-maturity to available-for-sale in 2001 was $2,333.8 million, which resulted in an unrealized gain of $83.9 million, after-tax.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Net realized investment (losses) gains for the year ended December 31, were as follows:

                                                                                      1999          2000          2001
                                                                                   ----------    -----------   -----------
                                                                                               (IN MILLIONS)
         Debt securities......................................................       $(20.4)       $(54.2)         $(50.9)
         Equity securities....................................................         16.6         146.8            (8.8)
         Mortgage loans.......................................................         18.5           3.0             1.0
         Real estate..........................................................          2.9          (4.3)           (2.5)
         Sale of subsidiary (Note 9)..........................................         40.1           (.8)          222.6
         Other invested assets................................................         18.5          (1.1)          (11.3)
                                                                                   ----------    -----------   -----------
         Net realized investment gains........................................         76.2          89.4           150.1
         Less: net realized investment gains from discontinued operations.....           .4            .2              --
                                                                                   ----------    -----------   -----------
         Net realized investment gains from continuing operations.............       $ 75.8        $ 89.2          $150.1
                                                                                   ==========    ===========   ===========

The proceeds from sales of available-for-sale debt securities and the gross realized gains and gross realized losses on those sales for the year ended December 31, were as follows:


                                                                1999          2000          2001
                                                             -----------   -----------   ------------
                                                                          (IN MILLIONS)
         Proceeds from disposals.......................       $ 1,106.9        $898.5      $1,289.8
         Gross realized gains on sales.................       $    21.8        $  8.7      $   38.1
         Gross realized losses on sales................       $    39.1        $ 53.2      $   27.6

6.       GOODWILL AND OTHER INTANGIBLE ASSETS

Goodwill and other intangible assets were as follows:


                                                                        DECEMBER 31,
                                                                 --------------------------
                                                                     2000          2001
                                                                 -------------   ----------
                                                                        (IN MILLIONS)
         PXP gross amounts:
           Goodwill.........................................         $  425.7          --
           Investment management contracts..................            244.0          --
           Non-compete covenant.............................              5.0          --
           Other............................................              4.5          --
                                                                 -------------   ----------
         Totals ............................................            679.2          --
                                                                 -------------   ----------
         Other gross amounts:
           Goodwill.........................................             11.9      $  4.8
           Intangible asset related to pension plan benefits              8.3        18.8
           Other............................................              1.0         1.0
                                                                 -------------   ----------
         Totals ............................................             21.2        24.6
                                                                 -------------   ----------
         Total gross goodwill and other intangible assets               700.4        24.6
                                                                 -------------   ----------
         Accumulated amortization -PXP......................           (112.4)
         Accumulated amortization -other....................             (5.4)       (2.0)
                                                                 -------------   ----------
             Total goodwill and other intangible assets, net          $ 582.6      $ 22.6
                                                                 =============   ==========


As of June 26, 2001, PXP's net goodwill and intangible assets are no longer consolidated due to the sale of PXP to Phoenix. See note 9--"Related Party Transactions." In 2000, $1.9 million of goodwill associated with the acquisition of PractiCare, Inc. in 1997 was written off.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

7.       INVESTMENTS IN UNCONSOLIDATED AFFILIATES

Investments in unconsolidated affiliates were as follows:


                                                                            DECEMBER 31,
                                                                    ---------------------------
                                                                        2000           2001
                                                                    -----------    ------------
                                                                            (IN MILLIONS)
         EMCO investment.......................................        $  28.1         $  28.0
         Aberdeen common stock.................................           58.7           103.9
         Aberdeen 7% convertible subordinated notes............           37.5           101.2
         HRH common stock......................................           16.9            18.7
         HRH 5.25% convertible subordinated notes..............           32.0            78.8
                                                                    -----------    ------------
              Total investments in unconsolidated affiliates...        $ 173.2         $ 330.6
                                                                    ===========    ============

The reclassification of Aberdeen and HRH convertible subordinated notes from held-to-maturity to available-for-sale in 2001 resulted in an unrealized gain of $71.9 million, after-tax.

The components of equity in earnings of and interest earned from investments in unconsolidated affiliates for the year ended December 31, were as follows:


                                                                           1999        2000        2001
                                                                         ---------    --------    --------
                                                                                  (IN MILLIONS)
         EMCO investment.........................................           $ 1.1      $ (0.8)      $(0.1)
         Aberdeen common stock...................................             2.9         7.0         5.8
         Aberdeen 7% convertible subordinated notes..............             2.6         2.6         2.6
         HRH common stock........................................              .7         1.2         2.5
         HRH 5.25% convertible subordinated notes................             1.1         1.7         1.7
                                                                         ---------    --------    --------
           Total equity in earnings of and interest earned from
            investments in unconsolidated affiliates before
            income taxes.........................................             8.4        11.7        12.5
         Income tax expense......................................             2.9         4.1         4.4
                                                                         ---------    --------    --------
           Total equity in earnings of and interest earned from
            investments in unconsolidated affiliates.............           $ 5.5      $  7.6       $ 8.1
                                                                         =========    ========    ========

8.       DERIVATIVE INSTRUMENTS

Derivative instruments as of December 31, are summarized below:


                                                          2000                    2001
                                                  ---------------------   ---------------------
                                                             (DOLLARS IN MILLIONS)

         ASSET HEDGES
         ------------
         Foreign currency swaps:
           Notional amount..................            $  24.3                  $  16.4
           Weighted average received rate                 12.11%                   11.91%
           Weighted average paid rate.......              10.61%                   10.68%
           Fair value.......................            $   2.0                  $   2.9

         Interest rate swaps:
           Notional amount..................            $  43.0                  $  80.0
           Weighted average received rate                  7.51%                    6.22%
           Weighted average paid rate.......               6.78%                    2.08%
           Fair value.......................            $   1.9                  $   2.6

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


         LIABILITY HEDGES
         ----------------

         Interest rate floors:
           Notional amount..................           $ 110.0                  $ 110.0
           Weighted average strike rate                  4.79%                    4.79%
           Index rate(1)....................            2-5 Yr.                 2-5 Yr.
                                                       CMT/CMS                  CMT/CMS
           Fair value.......................           $  (.1)                   $   .4

         Interest rate swaps:
           Notional amount..................           $ 410.0                  $ 360.0
           Weighted average received rate                6.66%                    4.84%
           Weighted average paid rate.......             6.50%                    4.59%
           Fair value.......................           $   6.1                  $   4.6

         Interest rate caps:
           Notional amount..................           $  50.0                  $  50.0
           Weighted average strike rate                  7.95%                    7.95%
           Index rate(1)....................        10 Yr. CMT               10 Yr. CMT
           Fair value.......................           $    --                  $    .4

----------

(1) Constant maturity treasury yields (CMT) and constant maturity swap yields
(CMS).

The increase in net investment income related to contractual cash flows on interest rate swap contracts was $1.0 million, $1.4 million and $2.0 million for the years ended December 31, 1999, 2000 and 2001, respectively. The decrease in net investment income related to contractual cash flows on interest rate floor, interest rate cap and swaption contracts was $2.3 million, $2.3 million and $0.1 million for the years ended December 31, 1999, 2000 and 2001, respectively. The estimated fair value of these instruments represent what Phoenix Life would have to pay or receive if the contracts were terminated.

Phoenix Life is exposed to credit risk in the event of nonperformance by counterparties to these financial instruments, but management of Phoenix Life does not expect counterparties will fail to meet their financial obligations, given their high credit ratings. The credit exposure of these instruments is the positive fair value at the reporting date. Management of Phoenix Life considers the likelihood of any material loss on these instruments to be remote.

9.       RELATED PARTY TRANSACTIONS

As of June 25, 2001, the following indirect wholly-owned subsidiaries of Phoenix Life were transferred to Phoenix, or one of its subsidiaries; PXP, Phoenix Charter Oak Trust Company, WS Griffith Securities, Inc., WS Griffith Associates, Inc. and Main Street Management Company. Proceeds from the transfer were $659.8 million. The transfer of these entities resulted in a pre-tax gain of $222.6 million ($146.1 million, net of tax).

PXP, an indirect wholly-owned subsidiary of Phoenix, through its affiliated registered investment advisors, provides investment advisory services (e.g. general account and variable separate account products) to Phoenix Life for a fee. Investment advisory fees incurred by Phoenix Life were $3.7 million for the six months ended December 31, 2001. Amounts payable to the affiliated investment advisors were $546 thousand, as of December 31, 2001. Variable product separate account fees, net of reimbursement were $3.1 million for the six months ended December 31, 2001.

On February 26, 2001, Phoenix Life entered into a $69.0 million subordinated loan agreement with PXP, due March 1, 2006, in exchange for the debentures held by Phoenix Life. Interest is payable quarterly in arrears at an annual rate based on LIBOR plus 2%. For the year ended December 31, 2001, the average blended interest rate was approximately 5%. The loan agreement requires no principal repayment prior to maturity.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Phoenix Equity Planning Corporation (PEPCO), a wholly-owned subsidiary of PXP, is the principal underwriter of Phoenix Life's annuity and variable life contracts. Contracts may be purchased through registered representatives of a Phoenix affiliate, W.S. Griffith & Co., Inc., as well as other outside broker dealers who are licensed to sell Phoenix Life annuity contracts. As of June 30, 2001 PXP was no longer a subsidiary of Phoenix Life due to the transfer to Phoenix. Phoenix Life incurred commissions for contracts underwritten by PEPCO of $26.5 million for the six months ended December 31, 2001. Amounts payable to PEPCO were $4.7 million, as of December 31, 2001.

Phoenix reimbursed Phoenix Life $42.6 million for expenses incurred in conjunction with the demutualization and $41.5 million for policy credits and payments to eligible policyholders in lieu of stock.

10.      LONG-TERM DEBT


                                                                                       DECEMBER 31,

                                                                                   ---------------------
                                                                                    2000         2001

                                                                                   --------    ---------
                                                                                      (IN MILLIONS)
         Bank borrowings, blended rate 6.9% due in varying amounts to 2004           $230.0     $    --
         Subordinated debentures, 6.0% due 2015..................................      20.1          --
         Surplus notes, 6.95%, due 2006 .........................................     175.0       175.0
                                                                                   --------    ---------
              Total long-term debt...............................................    $425.1     $ 175.0
                                                                                   ========    =========

As of June 26, 2001, PXP's long term debt is no longer consolidated due to the sale of PXP to Phoenix. See note 9 - "Related Party Transactions". Phoenix Life maintained two separate $100 million revolving credit facilities as of June 2001, which were terminated in light of the new master credit facility described below.

In June 2001, Phoenix, Phoenix Life and PXP entered into a $375 million revolving credit facility which matures on June 10, 2005 and terminated Phoenix Life's and PXP's prior credit facilities. Bank of Montreal is the administrative agent for this credit facility. Each company has direct borrowing rights under this credit facility. Phoenix unconditionally guarantees loans to Phoenix Life and PXP. Base rate loans bear interest at the greater of the Bank of Montreal's prime commercial rate or the effective federal funds rate plus 0.5%. Eurodollar rate loans bear interest at LIBOR plus an applicable margin. The credit agreement includes customary financial and operating covenants that include, among other provisions, requirements that Phoenix maintain a minimum stockholders' equity and a maximum debt to capitalization ratio; that Phoenix Life maintain a minimum RBC ratio; and that PXP maintain a maximum debt to capitalization ratio and a minimum stockholders' equity. As of December 31, 2001, Phoenix Life had $249.9 million available, with no credit outstanding for this credit facility.

In November 1996, Phoenix Life issued $175.0 million principal amount of 6.95% surplus notes due December 1, 2006. Each payment of interest on principal of the notes requires the prior approval of the Superintendent of Insurance of the State of New York (the "Superintendent"), and may be made only out of surplus funds which the Superintendent determines to be available for such payment under the New York Insurance Law. The notes contain neither financial covenants nor early redemption provisions, and are to rank pari passu with any subsequently issued surplus, capital or contribution notes or similar obligations of Phoenix Life. Section 1307 of the New York Insurance Law provides that the notes are not part of the legal liabilities of Phoenix Life and are not a basis of any set-off against the company. As of December 31, 2001, Phoenix Life had $175.0 million in surplus notes outstanding.

Interest expense was $34.0 million, $32.7 million and $20.0 million for the years ended December 31, 1999, 2000 and 2001, respectively.

At December 31, 2001, aggregate maturities of long-term debt based on required principal payments are $175.0 million in 2006.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

11.      INCOME TAXES

A summary of income tax expenses (benefits) applicable to income before income taxes, minority interest, and equity in earnings of and interest earned from investments in unconsolidated affiliates, for the year ended December 31, was as follows:


                                        1999        2000         2001
                                      ---------    --------    ----------
                                                (IN MILLIONS)

         Income taxes:
             Current .............    $  114.0      $123.2       $ (43.3)
             Deferred.............       (15.0)      (67.0)         23.5
                                      ---------    --------    ----------
         Total ...................    $   99.0      $ 56.2       $ (19.8)
                                      =========    ========    ==========

The income taxes attributable to the consolidated results of operations are different than the amounts determined by multiplying income before taxes by the statutory income tax rate. The sources of the difference and the income tax effects of each for the years ended December 31, were as follows:


                                                1999                      2000                      2001
                                        ----------------------   -----------------------   ------------------------
                                          AMOUNT         %         AMOUNT          %         AMOUNT          %
                                        -----------   --------   ------------   --------   ------------   ---------
                                                                  (DOLLARS IN MILLIONS)

         Income tax expense at
           statutory rate........        $  93.1        35%        $  55.1         35%         $ 14.8          35%
         Dividend received
           deduction and tax-
           exempt interest.......           (3.0)       (1)%          (6.7)        (4)%          (7.2)       (17)%
         Other, net..............           (2.7)       (1)%          (2.5)        (2)%          (6.4)       (15)%
                                        -----------   --------   ------------   --------   ------------   ---------
                                            87.4        33%           45.9         29%            1.2           3%
         Differential earnings
           (equity tax)..........           11.6         4%           10.3          7%          (21.0)       (50)%
                                        -----------   --------   ------------   --------   ------------   ---------
         Income taxes............        $  99.0        37%        $  56.2         36%         $(19.8)       (47)%
                                        ===========   ========   ============   ========   ============   =========

The net deferred income tax liability (asset) represents the income tax effects of temporary differences attributable to the consolidated income tax return group. The components were as follows:


                                                                         DECEMBER 31,
                                                                 -------------------------
                                                                    2000          2001
                                                                 -----------    ----------
                                                                        (IN MILLIONS)
         DAC.................................................       $ 217.9      $  234.1
         Unearned premium/deferred revenue...................        (139.0)       (133.6)
         Impairment reserves.................................         (16.8)        (31.3)
         Pension and other post-retirement benefits.......... .       (65.1)        (69.2)
         Investments.........................................         177.0         101.8
         Future policyholder benefits........................        (186.4)       (204.1)
         Investment management contracts.....................          37.5            --
         Deferred intercompany gain..........................            --          76.4
         Other...............................................         (29.2)        (43.8)
                                                                 -----------    ----------
                                                                       (4.1)        (69.7)
         Net unrealized investment gains.....................          11.9          50.2
         Minimum pension liability...........................          (3.3)         (7.7)
         Equity in earnings of unconsolidated affiliates                4.9           4.3
                                                                 -----------    ----------
         Deferred income tax liability (asset), net..........       $   9.4      $  (22.9)
                                                                 ===========    ==========

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Gross deferred income tax assets totaled $439.8 million and $489.7 million at December 31, 2000 and 2001, respectively. Gross deferred income tax liabilities totaled $466.8 million and $449.2 million at December 31, 2000 and 2001, respectively. It is management's assessment, based on Phoenix's earnings and projected future taxable income, that it is more likely than not that deferred income tax assets at December 31, 2000 and 2001 will be realized.

12.      COMPREHENSIVE INCOME

The components of, and related income tax effects for, other comprehensive income for the years ended December 31, were as follows:


                                                           1999            2000           2001
                                                       ------------    ------------   ------------
                                                                      (IN MILLIONS)

         Unrealized (losses) gains on securities
           available-for-sale:
           Before-tax amount.......................      $ (102.8)          $ 81.5        $ (1.4)
           Income tax (benefit) expense............         (36.0)            28.5           (.5)
                                                       ------------    ------------   ------------
                Totals.............................         (66.8)            53.0           (.9)
                                                       ------------    ------------   ------------
         Reclassification adjustment for net gains
           realized in net income:
           Before-tax amount.......................          (2.2)           (90.6)        (15.4)
           Income tax benefit......................           (.7)           (31.7)         (5.4)
                                                       ------------    ------------   ------------
                Totals.............................          (1.5)           (58.9)        (10.0)
                                                       ------------    ------------   ------------
         Net unrealized losses on securities
           available-for-sale:
           Before-tax amount.......................        (105.0)            (9.1)        (16.8)
            Income tax benefit.....................         (36.7)            (3.2)         (5.9)
                                                       ------------    ------------   ------------
                Totals.............................      $  (68.3)          $ (5.9)       $(10.9)
                                                       ============    ============   ============
         Minimum pension liability adjustment:
           Before-tax amount.......................      $   (2.3)          $  2.4        $(12.8)
           Income tax (benefit) expense............           (.8)              .8          (4.5)
                                                       ------------    ------------   ------------
                Totals.............................      $   (1.5)          $  1.6        $ (8.3)
                                                       ============    ============   ============

         Unrealized gain on security transfer
           from held-to-maturity to
           available-for-sale:
           Before-tax amount.......................      $      --          $   --        $129.1
           Income tax benefit......................             --              --          45.2
                                                       ------------    ------------   ------------
                Totals.............................      $      --          $   --        $ 83.9
                                                       ============    ============   ============
         Unrealized gains on derivatives:
           Before-tax amount.......................      $      --          $   --        $  6.0
           Income tax expense......................             --              --           2.1
                                                       ------------    ------------   ------------
                Totals.............................      $      --          $   --        $  3.9
                                                       ============    ============   ============
         Equity adjustment for policyholder
           dividend obligation:
           Before-tax amount.......................      $      --          $   --        $(13.5)
           Income tax benefit......................             --              --          (4.7)
                                                       ------------    ------------   ------------
                Totals.............................      $      --          $   --        $ (8.8)
                                                       ============    ============   ============
         Cumulative effect of accounting change
           for derivatives:

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

            Before-tax amount......................      $      --          $   --        $  1.7
            Income tax expense.....................             --              --            .6
                                                       ------------    ------------   ------------
                Totals.............................      $      --          $   --        $  1.1
                                                       ============    ============   ============

The following table summarizes accumulated other comprehensive income for the years ended December 31:

                                                             1999           2000        2001
                                                          ----------    -----------   ----------
                                                                       (IN MILLIONS)

         Net unrealized gains (losses) on securities
            available-for-sale:
           Balance, beginning of year..................     $ 100.5         $ 32.2      $  26.3
           Change during period........................       (68.3)          (5.9)       (10.9)
                                                          ----------    -----------   ----------
           Balance, end of year........................        32.2           26.3         15.4
                                                          ----------    -----------   ----------
         Minimum pension liability adjustment:
           Balance, beginning of year..................        (6.2)          (7.7)        (6.1)
           Change during period........................        (1.5)           1.6         (8.3)
                                                          ----------    -----------   ----------
           Balance, end of year........................        (7.7)          (6.1)       (14.4)
                                                          ----------    -----------   ----------

         Net unrealized gain on security transfer
           from held-to-maturity to available-for-sale:
           Balance, beginning of year..................          --             --           --
           Change during period........................          --             --         83.9
                                                          ----------    -----------   ----------
           Balance, end of year........................          --             --         83.9

                                                          ----------    -----------   ----------
         Unrealized gains on derivatives:
           Balance, beginning of year..................          --             --           --
           Change during period........................          --             --          3.9
                                                          ----------    -----------   ----------
           Balance, end of year........................          --             --          3.9
                                                          ----------    -----------   ----------
         Equity adjustment for policyholder
           dividend obligation:
           Balance, beginning of year..................          --             --           --
           Change during period........................          --             --         (8.8)
                                                          ----------    -----------   ----------
           Balance, end of year........................          --             --         (8.8)
                                                          ----------    -----------   ----------
         Cumulative effect of accounting change
           for derivatives:
           Balance, beginning of year..................          --             --           --

           Change during period........................          --             --          1.1
                                                          ----------    -----------   ----------
           Balance, end of year........................          --             --          1.1
                                                          ----------    -----------   ----------
         Accumulated other comprehensive income:
           Balance, beginning of year..................        94.3           24.5         20.2
           Change during period........................       (69.8)          (4.3)        60.9
                                                          ----------    -----------   ----------
           Balance, end of year........................     $  24.5         $ 20.2      $  81.1
                                                          ==========    ===========   ==========

13.      DISCONTINUED OPERATIONS

During 1999, Phoenix Life discontinued its reinsurance, real estate management and group life and health operations. The discontinuation of these operations resulted from the sale of several operations, a signed agreement to sell one of the operations and the implementation of plans to withdraw from the remaining businesses. The operating results of discontinued operations and the gain or loss on disposal are shown in the summary section below.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Reinsurance Operations

In 1999, Phoenix Life exited its reinsurance operations through a combination of sale, reinsurance and placement of certain components into run-off. The reinsurance operations consisted primarily of individual life reinsurance as well as group accident and health reinsurance business. Accordingly, Phoenix Life estimated sales proceeds, net premiums, net claims payments and expenses of winding-down the business. As a result, in 1999 Phoenix Life recognized a $173.1 million pre-tax loss on the disposal of reinsurance operations. The significant components of the loss on the disposal of reinsurance operations were as follows:

On August 1, 1999, Phoenix Life sold its individual life reinsurance operations and certain group health reinsurance business to Employers Reassurance Corporation for $130 million. The transaction was structured as a reinsurance and asset sale transaction (assumption reinsurance), resulting in a pre-tax gain of $113 million. The pre-tax income from operations for the seven months prior to disposal was $19 million. During the third quarter of 2000, Phoenix Life recorded a pre-tax charge of $6 million to reflect an adjustment to estimated individual life reinsurance reserves in accordance with the sales agreement.

During 1999, Phoenix Life placed the retained group accident and health reinsurance business into run-off. Phoenix Life adopted a formal plan to stop writing new contracts covering these risks and end the existing contracts as soon as those contracts would permit. However, Phoenix Life remained liable for claims under those contracts.

In 1999, Phoenix Life reviewed the run-off block and estimated the amount and timing of future net premiums, claims and expenses. Consequently, Phoenix Life increased reserve estimates on the run-off block by $180 million (pre-tax). In addition, as part of the exit strategy, Phoenix Life purchased aggregate excess of loss reinsurance to further protect Phoenix Life from unfavorable results from this discontinued business. This reinsurance is subject to an aggregate retention of $100 million on the discontinued business. Phoenix Life may commute the agreement at any time after September 30, 2004, subject to automatic commutation effective September 30, 2019. Phoenix Life incurred an initial expense of $130 million on the acquisition of this reinsurance.

During 2000, Phoenix Life updated its estimates of future losses related to the group accident and health reinsurance business as well as future expenses associated with managing the run-off. Based on the most recent information available, Phoenix Life increased reserve estimates on the run-off block by $97 million (pre-tax). Phoenix Life determined that the increase to reserves was needed based on revised actuarial assumptions to reflect current and expected deteriorating trends in claim experience and higher than anticipated expenses.

During 2001, Phoenix Life reviewed its estimates of future losses related to the group accident and health reinsurance business as well as future expenses associated with managing the run-off. Based on the most recent information available, Phoenix Life did not recognize any additional reserve provisions.

The additional reserves and aggregate excess of loss reinsurance coverage are expected to cover the run-off of the business; however, the nature of the underlying risks is such that the claims may take years to reach the reinsurers involved. Therefore, Phoenix Life expects to pay claims out of existing estimated reserves for up to ten years as the level of business diminishes.

A significant portion of the claims arising from the discontinued group accident and health reinsurance business arises from the activities of Unicover Managers, Inc. ("Unicover"). Unicover organized and managed a group, or pool, of insurance companies ("Unicover pool") and certain other facilities, which reinsured the life and health insurance components of workers' compensation insurance policies issued by various property and casualty insurance companies. Phoenix Life was a member of the Unicover pool. Phoenix Life terminated its participation in the Unicover pool effective March 1, 1999.

Phoenix Life is involved in disputes relating to the activities of Unicover. Under Unicover's underwriting authority, the Unicover pool and Unicover facilities wrote a dollar amount of reinsurance coverage that was many times greater than originally estimated. As a member of the Unicover pool, Phoenix Life is involved in

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

several proceedings in which the pool members assert that they can deny coverage to certain insurers which claim that they purchased reinsurance coverage from the pool.

Further, Phoenix Life was, along with Sun Life Assurance of Canada ("Sun Life") and Cologne Life Reinsurance Company ("Cologne Life"), a retrocessionaire (meaning a reinsurer of other reinsurers) of the Unicover pool and two other Unicover facilities, providing the pool and facility members with reinsurance of the risks that the pool and facility members had assumed. In September 1999, Phoenix Life joined an arbitration proceeding that Sun Life had begun against the members of the Unicover pool and the Unicover facilities. In this arbitration, Phoenix and Sun Life sought to cancel their retrocession agreement on the grounds that material misstatements and nondisclosures were made to them about, among other things, the amount of risks they would be reinsuring. The arbitration proceedings are ongoing only with respect to the Unicover pool, because Phoenix Life, Sun Life and Cologne Life reached settlement with the two Unicover facilities in the first quarter of 2000 (see discussion below).

In its capacity as a retrocessionaire of the Unicover business, Phoenix Life had an extensive program of its own reinsurance in place to protect it from financial exposure to the risks it had assumed. Currently, Phoenix Life is involved in separate arbitration proceedings with three of its own retrocessionaires which are seeking on various grounds to avoid paying any amounts to Phoenix Life. Most of these proceedings remain in their preliminary phases. Because the same retrocession program that covers Phoenix Life's Unicover business covers a significant portion of its other remaining group accident and health reinsurance business, Phoenix Life could have additional material losses if one or more of its retrocesssionaires successfully avoids its obligations.

During 2000, Phoenix Life reached settlements with several of the companies involved in Unicover. On January 13, 2000, Phoenix Life and the other member companies of the Unicover pool settled with EBI Indemnity Company and affiliates of the Orion Group ("EBI/Orion"), by which all pool members were released from their obligations as reinsurers of EBI/Orion. On January 21, 2000, Phoenix Life settled with Reliance Insurance Company ("Reliance") and its parent Reliance Group Holdings, Inc. and was released from its obligations as a reinsurer of the so-called Reliance facility. On March 27, 2000, Phoenix Life settled with Reliance, Lincoln National Life Insurance Company and Lincoln National Health and Casualty Company, releasing Phoenix Life from its obligations as a reinsurer of the so-called Lincoln facility. On May 28, 2000, Phoenix Life reached an agreement with one of its retrocessionaires, and recovered a substantial portion of its settlement cost on the Reliance settlement. Financial terms of these settlements were consistent with the provisions established by Phoenix Life in 1999. There was no effect on net income resulting from these settlements for the year ended December 31, 2000.

A second set of disputes involves personal accident business that was reinsured in the London reinsurance market in the mid-1990s in which Phoenix Life participated. The disputes involve multiple layers of reinsurance, and allegations that the reinsurance program created by the brokers involved in placing those layers was interrelated and devised to disproportionately pass losses to a top layer of reinsurers. Many companies who participated in this business are involved in arbitrations in which those top layer companies are attempting to avoid their obligations on the basis of misrepresentation. Because of the complexity of the disputes and the reinsurance arrangements, many of these companies are currently participating in negotiations of the disputes for certain contract years, and Phoenix Life believes that similar discussions will follow for the remaining years. Although Phoenix Life is vigorously defending its contractual rights, Phoenix Life is actively involved in the attempt to reach negotiated business solutions.

Given the uncertainty associated with litigation and other dispute resolution proceedings, and the expected long-term development of net claims payments, the estimated amount of the loss on disposal of reinsurance discontinued operations may differ from actual results. However, it is management's opinion, after consideration of the provisions made in these financial statements, as described above, that future developments will not have a material effect on Phoenix Life's consolidated financial position.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The other component of the loss on the disposal of reinsurance discontinued operations in 1999 was as follows:

On June 30, 1999, PM Holdings sold Financial Administrative Services, Inc. ("FAS"), its third party administration subsidiary affiliated with individual life reinsurance, to CYBERTEK, a wholly-owned subsidiary of Policy Management Systems Corporation. Proceeds from the sale were $8.0 million for the common stock plus $1.0 million for a covenant not-to-compete, resulting in a pre-tax gain of $3.8 million.

In addition to the $9.0 million sale price, Phoenix Life will receive additional proceeds contingent on certain revenue targets. Phoenix Life recorded a note receivable for $4.0 million which, under the terms of the agreement, CYBERTEK will repay in six annual installments commencing March 31, 2001 through March 31, 2006. The contingent proceeds will be determined annually but in total, will range from a minimum of $4.0 million to a maximum of $16.0 million. Phoenix received $1.9 million from Computer Sciences Corporation, the successor to CYBERTEK, in 2001.

Real Estate Management Operations

On March 31, 1999, Phoenix Life sold its real estate management subsidiary, Phoenix Realty Advisors, to Henderson Investors International Holdings, B.V. for $7.9 million in cash. The pre-tax gain realized on this transaction was $7.1 million.

On May 25, 2000, Phoenix Life sold its investment in 50% of the outstanding common stock of Pinnacle Realty Management Company, Inc., a real estate property management firm, for $6.0 million. This sale represented Phoenix Life's entire interest in Pinnacle Realty Management Company, Inc. and Phoenix Life now has no other real estate management business. The transaction resulted in a pre-tax loss of $0.6 million.

Group Life and Health Operations

On April 1, 2000, Phoenix Life sold its group life and health business to GE Financial Assurance Holdings, Inc. ("GEFA") except for Phoenix Dental Services, Inc. and California Benefits Dental Plan. Specifically, Phoenix Group Holdings and PM Holdings sold 97% of the common stock of Phoenix American Life Insurance Company and 100% of the common stock of Phoenix Group Services, Inc. and Clinical Disability Management, Inc. for $283.9 million. This amount is comprised of $238.9 million in cash and $45.0 million in common stock of GE Life and Annuity Assurance Company, an affiliate of GEFA. The common stock represents a 3.1% interest in GE Life and Annuity Assurance Company. Phoenix Life retains ownership of 3% of the common stock of Phoenix American Life Insurance Company. Phoenix Life has a right to put these shares back to GEFA beginning in 2005 and ending in 2007. These investments are reported as equity securities on the Consolidated Balance Sheets. The pre-tax gain on the sale was $72.1 million and is reported in discontinued operations gain on disposal, net of income taxes.

The sale to GEFA of 100% of the common stock of Phoenix Dental Services, Inc. and California Benefits Dental Plan closed on October 31, 2000. The sales proceeds for these entities were $2.0 million, which resulted in a pre-tax loss of $0.4 million.

Summary

The assets and liabilities of the discontinued operations have been excluded from the assets and liabilities of continuing operations and separately identified on the Consolidated Balance Sheets. Net assets of the discontinued operations totaled $25.5 million and $20.8 million as of December 31, 2000 and 2001, respectively.

The operating results of discontinued operations and the gain or loss on disposal are presented below. There were no operating results for the year ended December 31, 2001 because the operations were discontinued prior to January 1, 2001.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


                                                                            YEAR ENDED DECEMBER 31,
                                                                         ----------------------------
                                                                            1999            2000
                                                                         ------------    ------------
         INCOME FROM DISCONTINUED OPERATIONS                                    (IN MILLIONS)
         Revenues:
           Reinsurance Operations.....................................      $     --        $     --
           Group Life and Health Operations...........................         453.8           117.6
           Real Estate Management Operations..........................           1.2              .4
                                                                         ------------    ------------
         Total revenues...............................................      $  455.0        $  118.0
                                                                         ============    ============
         Income from discontinued operations:
           Reinsurance Operations.....................................      $     --        $     --
           Group Life and Health Operations...........................          56.8            14.8
           Real Estate Management Operations..........................          (1.6)            (.3)
                                                                         ------------    ------------
         Income from discontinued operations before income taxes                55.2            14.5
         Income taxes.................................................          19.1             5.1
                                                                         ------------    ------------
         Income from discontinued operations, net of income taxes           $   36.1        $    9.4
                                                                         ============    ============

         LOSS ON DISPOSAL OF DISCONTINUED OPERATIONS (Loss) gain on disposal:

           Reinsurance Operations.....................................      $ (173.1)       $ (103.0)
           Real Estate Management Operations..........................           5.9             (.6)
           Group Life and Health Operations...........................            --            71.7
                                                                         ------------    -------------
         Loss on disposal of discontinued operations before income
            taxes.....................................................        (167.2)          (31.9)
         Income taxes.................................................         (58.2)          (11.0)
                                                                         ------------    -------------
         Loss on disposal of discontinued operations, net of income
            taxes.....................................................      $ (109.0)       $  (20.9)
                                                                         ============    =============

14.      CLOSED BLOCK

On the date of demutualization, Phoenix Life established a closed block for the benefit of holders of certain individual participating life insurance policies and annuities of Phoenix Life for which Phoenix Life had a dividend scale payable in 2000. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 2000, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if such experience changes. The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 2000 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in force.

Other than the provisions of SOP 00-3, Phoenix Life uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the date of demutualization. In particular,

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

deferred policy acquisition costs are amortized in proportion to estimated gross margins and the liability for future benefits and services is calculated using the net level premium method.

SOP 00-3 requires the establishment of a policyholder dividend obligation for earnings that inure to benefit policyholders. The excess of closed block liabilities over closed block assets at the effective date of the demutualization (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the estimated maximum future earnings from the closed block expected to result from operations attributed to the closed block after income taxes. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain inforce. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings of the closed block due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block are greater than the expected cumulative earnings of the closed block, Phoenix Life will pay the excess of the actual cumulative earnings of the closed block over the expected cumulative earnings to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative earnings in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative earnings of the closed block are less than the expected cumulative earnings of the closed block, Phoenix Life will recognize only the actual earnings in income. However, Phoenix Life may change policyholder dividend scales in the future which would be intended to increase future actual earnings until the actual cumulative earnings equal the expected cumulative earnings.

In addition to the closed block assets, we hold assets outside the closed block in support of closed block liabilities. Investment earnings on these assets less allocated expenses and the amortization of deferred acquisition costs provide an additional source of earnings to our shareholders. In addition, the amortization of deferred acquisition costs requires the use of various assumptions. To the extent that actual experience is more or less favorable than assumed, shareholder earnings will be impacted.

The principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholders' benefits, policyholder dividends, premium taxes and income taxes. The principal income and expense items excluded from the closed block are management and maintenance expenses, commissions, and investment income and realized investment gains and losses of investment assets outside the closed block that support the closed block business, all of which enter into the determination of total gross margins of closed block policies for the purpose of the amortization of deferred acquisition costs. The amounts shown in the table below for assets and liabilities are those that enter into the determination of amounts to be paid to policyholders.

As specified in the plan of reorganization, the allocation of assets for the closed block was made as of December 31, 1999. Consequently, cumulative earnings on the closed block assets and liabilities for the period January 1, 2000 to December 31, 2001 in excess of expected cumulative earnings do not inure to stockholders and have been used to establish a policyholder dividend obligation as of December 31, 2001. The initial policyholder dividend obligation of $115.5 million consists of $45.2 million of earnings for the period January 1, 2000 to June 30, 2001 and unrealized gains on assets in the closed block as of June 30, 2001 of $70.3 million. The increase in the policyholder dividend obligation of $51.7 million pre-tax, consists of $13.2 million of pre-tax earnings for the period July 1, 2001 to December 31, 2001 and the change in unrealized gains on assets in the closed block for the period July 1, 2001 to December 31, 2001 of $38.5 million, pre-tax. The following sets forth certain summarized financial information relating to the closed block as of the dates indicated:

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


                                                                                     JUNE 30,        DECEMBER 31,
                                                                                       2001              2001
                                                                                   --------------  -----------------
                                                                                            (IN MILLIONS)
           Closed block liabilities:
           -------------------------
              Policy liabilities and accruals and policyholder deposit funds.....      $ 8,937.8          $ 9,150.2
              Policyholder dividends payable.....................................          364.2              357.3
              Policyholder dividend obligation...................................          115.5              167.2
              Other closed block liabilities.....................................           56.1               57.0
                                                                                   --------------  -----------------
                    Total closed block liabilities...............................        9,473.6            9,731.7
                                                                                   --------------  -----------------
           Closed block assets:
           --------------------
              Held-to-maturity debt securities at amortized cost.................        1,594.5                 --
              Available-for-sale debt securities at fair value...................        3,922.7            5,734.2
              Mortgage loans.....................................................          390.6              386.5
              Policy loans.......................................................        1,412.5            1,407.1
              Deferred income taxes..............................................          384.8              392.6
              Investment income due and accrued..................................          125.1              125.3
              Net due and deferred premiums......................................           39.4               41.1
              Cash and cash equivalents..........................................          186.1              239.7
              Other closed block assets..........................................            2.6               14.8
                                                                                   --------------  -----------------
                    Total closed block assets....................................        8,058.3            8,341.3
                                                                                   --------------  -----------------
           Excess of reported closed block liabilities over closed block assets        $ 1,415.3          $ 1,390.4
                                                                                   ==============  =================


           Maximum future earnings to be recognized from closed block assets
              and liabilities....................................................      $ 1,415.3          $ 1,390.4
                                                                                   ==============  =================
           Change in policyholder dividend obligation:
           -------------------------------------------
              Balance at beginning of period.....................................      $      --          $   115.5
              Change during the period...........................................          115.5               51.7
                                                                                   --------------  -----------------
              Balance at end of period...........................................      $   115.5          $   167.2
                                                                                   ==============  =================

The following sets forth certain summarized financial information relating to the closed block for the six months ended December 31, 2001 (in millions):


         Closed block revenues:
         ----------------------
                Premiums....................................................................         $ 565.7
                Net investment income.......................................................           281.1
                Realized investment losses, net.............................................           (18.4)
                                                                                               --------------
                     Total revenues.........................................................           828.4
                                                                                               --------------
         Closed block benefits and expenses:
         -----------------------------------
                Benefits to policyholders and increase in liabilities ......................           580.0
                Other operating costs and expenses..........................................             6.1
                Change in policyholder dividend obligation..................................            13.2
                Dividends to policyholders..................................................           190.8
                                                                                               --------------
                     Total benefits and expenses............................................           790.1
                                                                                               --------------
                     Contribution from the closed block, before income taxes................            38.3
                      Income tax expense....................................................            13.4
                                                                                               --------------
                     Contributions from closed block, after income taxes....................         $  24.9
                                                                                               ==============

15.      PROPERTY, EQUIPMENT AND LEASEHOLD IMPROVEMENTS

Property, equipment and leasehold improvements, consisting primarily of office buildings occupied by Phoenix Life, are stated at depreciated cost. Real estate occupied by Phoenix Life was $83.9 million and $79.1 million at December 31, 2000 and 2001, respectively. Phoenix Life provides for depreciation using straight-line and accelerated methods over the estimated useful lives of the related assets which generally range from

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

five to forty years. Accumulated depreciation and amortization was $204.0 million and $190.4 million at December 31, 2000 and 2001, respectively.

Rental expenses for operating leases, principally with respect to buildings, amounted to $16.3 million, $14.1 million and $13.4 million in 1999, 2000 and 2001, respectively, for continuing operations. Future minimum rental payments under non-cancelable operating leases for continuing operations were approximately $27.0 million as of December 31, 2001, payable as follows: 2002 -- $10.4 million; 2003 -- $7.1 million; 2004 -- $4.7 million; 2005 -- $3.0 million;
2006 -- $1.2 million; and $0.6 million thereafter.

16.      DIRECT BUSINESS WRITTEN AND REINSURANCE

Phoenix Life cedes reinsurance as a means of diversifying underwriting risk. To the extent that reinsuring companies may not be able to meet their obligations under reinsurance agreements in effect, Phoenix Life remains liable. Failure of the reinsurers to honor their obligations could result in losses to the company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, Phoenix Life evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar geographic regions, activities, or economic characteristics of the reinsurers. For direct issues, the maximum of individual life insurance retained by Phoenix Life on any one life is $8 million for single life and joint first-to-die policies and $10 million for joint last-to-die policies, with excess amounts ceded to reinsurers. Phoenix reinsures 80% of the mortality risk on the in force block of the Confederation Life business acquired on December 31, 1997. In addition, Phoenix entered into two separate reinsurance agreements on October 1, 1998 and July 1, 1999 to reinsure 80% of the mortality risk on a substantial portion of its otherwise retained individual life insurance business. Also, Phoenix reinsures 80% to 90% of the mortality risk on certain new issues of term, universal life, variable universal life and whole life products. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. In addition, Phoenix assumes and cedes business related to the group accident and health block in run-off. While Phoenix is not writing any new contracts, Phoenix is contractually obligated to assume and cede premiums related to existing contracts.

Additional information on direct business written and reinsurance assumed and ceded for the years ended December 31, was as follows:




                                                                     1999             2000             2001
                                                                ---------------- ---------------  ---------------
                                                                                 (IN MILLIONS)
      Direct premiums..........................................      $  1,677.5      $  1,399.2      $  1,292.5
      Reinsurance assumed......................................           416.2           202.4            72.9
      Reinsurance ceded........................................          (323.0)         (280.9)         (221.5)
                                                                ---------------- ---------------  ---------------
      Net premiums.............................................         1,770.7         1,320.7         1,143.9
      Less net premiums of discontinued operations.............          (595.0)         (173.3)          (31.2)
                                                                ---------------- ---------------  ---------------
      Net premiums of continuing operations....................      $  1,175.7      $  1,147.4         1,112.7
                                                                ================ ===============  ===============
      Percentage of amount assumed to net premiums.............             24%             15%              6%
                                                                ================ ===============  ===============
      Direct policy and contract claims incurred...............      $    622.3      $    545.0      $    475.2
      Reinsurance assumed......................................           563.8           257.8           116.2
      Reinsurance ceded........................................          (285.4)         (216.2)         (226.1)
                                                                ---------------- ---------------  ---------------
      Net policy and contract claims incurred..................           900.7           586.6           365.3
      Less net incurred claims of discontinued operations......          (661.7)         (234.6)          (13.9)
                                                                ---------------- ---------------  ---------------
      Net policy and contract claims incurred
        of continuing operations...............................      $    239.0      $    352.0      $    351.4
                                                                ================ ===============  ===============

      Direct life insurance in force...........................      $131,052.1      $107,600.7      $111,743.1
      Reinsurance assumed......................................       139,649.9         1,736.4           464.4
      Reinsurance ceded........................................      (207,192.0)      (72,042.4)      (75,787.5)
                                                                ---------------- ---------------  ---------------
      Net insurance in force...................................        63,510.0        37,294.7        36,420.0
      Less insurance in force of discontinued operations.......        (1,619.5)             --            (1.0)

                                                                ---------------- ---------------  ---------------
      Net insurance in force of continuing operations..........      $ 61,890.5      $ 37,294.7      $ 36,419.0
                                                                ================ ===============  ===============
      Percentage of amount assumed to net
        insurance in force.....................................            220%              5%              1%
                                                                ================ ===============  ===============

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Irrevocable letters of credit aggregating $17.5 million at December 31, 2001 have been arranged with United States of America commercial banks in favor of Phoenix to collateralize the ceded reserves. Additional collateral of $73.8 million was in the form of trust agreements for unauthorized reinsurers.

17.      PARTICIPATING LIFE INSURANCE

Participating life insurance in force was 60.0% and 50.4% of the face value of total individual life insurance in force at December 31, 2000 and 2001, respectively. The premiums on participating life insurance policies were 76.8%, 73.1% and 65.3% of total individual life insurance premiums in 1999, 2000, and 2001, respectively.

18.      DEFERRED POLICY ACQUISITION COSTS

The following reflects the amount of policy acquisition costs deferred and amortized for the years ended December 31:


                                                                        1999          2000            2001
                                                                     -----------   ------------    -----------
                                                                                  (IN MILLIONS)
         Balance at beginning of year..............................  $ 1,058.2     $ 1,318.8        $1,019.0
         Acquisition cost deferred.................................      148.2         172.8           206.1
         Amortized to expense during the year......................     (147.9)       (356.0)         (133.0)
         Equity adjustment for policyholder dividend obligation             --            --             3.1
         Adjustment to net unrealized investment gains (losses)
         included in other comprehensive income....................      260.3        (116.6)           28.5
                                                                     -----------   ------------    -----------
         Balance at end of year....................................  $ 1,318.8     $ 1,019.0        $1,123.7
                                                                     ===========   ============    ===========

In conjunction with the December 31, 1997 acquisition of the Confederation Life business, PVFP of $141.2 million is reflected as an element of deferred acquisition costs. The estimated amount to be amortized for the years ending December 31, 2002, 2003, 2004, 2005 and 2006 is $10.3 million, $9.2 million,
$7.9 million, $6.1 million and $4.8 million, respectively. The following is an analysis of PVFP for the years ended December 31:


                                              1999          2000         2001
                                            ----------    ----------   ----------
                                                       (IN MILLIONS)
         Balance at beginning of year.....    $ 136.8       $ 112.7       $ 96.9
         Amortization.....................      (24.1)        (15.8)       (16.3)
                                            ----------    ----------   ----------
         Balance at end of year...........    $ 112.7       $  96.9        $80.6
                                            ==========    ==========   ==========

Interest accrued on the unamortized PVFP balance for the years ended December 31, 1999, 2000 and 2001 was $8.9 million, $7.3 million and $5.8 million, respectively. Interest is accrued at 7.25% on the whole life business and 5.85% on the universal life business.

In the fourth quarter of 2000, Phoenix's Board of Directors approved management's recommendation to reallocate assets supporting Phoenix's participating life policies. This asset reallocation resulted from (1) the execution of Phoenix's wealth management strategy and the resulting significant change in the composition of new life insurance annualized premiums and (2) a review of assets appropriate for the closed block that would be established if Phoenix reorganized from a mutual life insurance company to a stock life insurance company in 2001. This reallocation impacted the estimated future gross margins used to determine the amortization of DAC for participating policies. Accordingly, the revisions to estimated future gross margins resulted in a $218.2 million charge to earnings ($141.8 million, net of tax).

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

19.      MINORITY INTEREST

Phoenix Life's interests in PFG Holdings are represented by ownership of approximately 67% of the outstanding shares of common stock at December 31, 2001. Earnings and equity attributable to minority stockholders are included in minority interest in the Consolidated Financial Statements.

20.      FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

Other than debt securities being held-to-maturity, financial instruments that are subject to fair value disclosure requirements (insurance contracts are excluded) are carried in the Consolidated Financial Statements at amounts that approximate fair value. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses that utilize current interest rates for similar financial instruments that have comparable terms and credit quality.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

Cash and cash equivalents

The carrying amount of cash and cash equivalents approximates fair value.

Short-term investments

The carrying amount of short-term investments approximates fair value.

Debt securities

Fair values are based on quoted market prices where available or quoted market prices of comparable instruments. Fair values of private placement debt securities are estimated using discounted cash flows that reflect interest rates currently being offered with similar terms to borrowers of similar credit quality.

Derivative instruments

Phoenix's derivative instruments include interest rate swap, cap and floor agreements, swaptions and foreign currency swap agreements. Fair values for these contracts are based on current settlement values. These values are based on brokerage quotes that utilize pricing models or formulas based upon current assumptions for the respective agreements.

Equity securities

Fair values are based on quoted market prices where available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

Mortgage loans

Fair values are calculated as the present value of scheduled payments, with the discount based upon the Treasury rate comparable for the remaining loan duration, plus a spread of between 130 and 800 basis points, depending on the internal quality rating of the loan. For loans in foreclosure or default, values were determined assuming principal recovery was the lower of the loan balance or the estimated value of the underlying property.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Policy loans

Fair values are estimated as the present value of loan interest and policy loan repayments discounted at the ten year Treasury rate. Loan repayments were assumed only to occur as a result of anticipated policy lapses and it was assumed that annual policy loan interest payments were made at the guaranteed loan rate less 17.5 basis points. Discounting was at the ten year Treasury rate, except for policy loans with a variable policy loan rate. Variable policy loans have an interest rate that is reset annually based upon market rates and therefore, book value is a reasonable approximation of fair value.

Venture capital partnerships

Fair value of venture capital partnerships is based on the fair value of these partnerships' underlying investments.

At December 31, 2000, the fair values of the underlying investments were calculated as the closing market prices for investments that were publicly traded. For investments that were not publicly traded, fair value was based on estimated fair value as determined by the general partner after giving consideration to operating results, financial conditions, recent sales prices of issuers' securities and other pertinent information.

At December 31, 2001, for underlying investments that were publicly traded, fair values were calculated using quoted market prices, applying liquidity discounts to these prices in instances where such discounts were applied in the underlying partnerships' financial statements. For investments that were not publicly traded, fair value was based on applying a public industry sector index to roll the value forward each quarter. Fair value also incorporated adjustments to reflect market events reported by the partnerships (e.g., new rounds of financing, initial public offerings and writedowns by the general partners).

Investment contracts

In determining the fair value of guaranteed interest contracts, a discount rate equal to the appropriate Treasury rate plus 150 basis points was assumed to determine the present value of projected contractual liability payments through final maturity. The fair value of deferred annuities and supplementary contracts without life contingencies with an interest guarantee of one year or less is valued at the amount of the policy reserve. In determining the fair value of deferred annuities and supplementary contracts without life contingencies with interest guarantees greater than one year, a discount rate equal to the appropriate Treasury rate plus 150 basis points was used to determine the present value of the projected account value of the policy at the end of the current guarantee period.

Deposit type funds, including pension deposit administration contracts, dividend accumulations, and other funds left on deposit not involving life contingencies, have interest guarantees of less than one year for which interest credited is closely tied to rates earned on owned assets. For such liabilities, fair value is assumed to be equal to the stated liability balances.

Long-term debt

The fair value of surplus notes is determined based on contractual cash flows discounted at market rates.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Fair value summary

The estimated fair values of the financial instruments as of December 31 were as follows:


                                                      2000                            2001
                                           ----------------------------   ------------------------------
                                             CARRYING         FAIR          CARRYING           FAIR
                                               VALUE          VALUE           VALUE            VALUE
                                           ------------    ------------   -------------    -------------
                                                                  (IN MILLIONS)
         FINANCIAL ASSETS:

         Cash and cash equivalents.....     $    720.0       $   720.0       $   547.9        $   547.9
         Short-term investments........            3.8             3.8             8.5              8.5
         Debt securities...............        8,058.6         8,077.9         9,599.2          9,599.2
         Equity securities.............          335.5           335.5           286.0            286.0
         Mortgage loans................          593.4           573.8           535.8            554.1
         Derivative instruments........             --             9.9            10.9             10.9
         Policy loans..................        2,105.2         2,182.7         2,172.2          2,252.9
         Venture capital partnerships            467.3           467.3           291.7            291.7
                                           ------------    ------------   -------------    -------------
         Total financial assets........     $ 12,283.8       $12,370.9       $13,452.2        $13,551.2
                                           ============    ============   =============    =============
         FINANCIAL LIABILITIES:
         Investment contracts..........     $    759.0       $   758.9       $ 1,413.0        $ 1,419.7
         Long-term debt................          425.1           428.2           175.0            175.0
                                           ------------    ------------   -------------    -------------
         Total financial liabilities...     $  1,184.1       $ 1,187.1       $ 1,588.0        $ 1,594.7
                                           ============    ============   =============    =============

21.      SEPTEMBER 11, 2001

For the year ended December 31, 2001, Phoenix Life received life insurance claims relating to the September 11, 2001 terrorist attacks totaling $11.7 million. Claim costs were $3.7 million, net of reinsurance, of which $2.1 million reduced net income and $1.6 million were funded by the closed block.

22.      COMMITMENTS AND CONTINGENCIES

Litigation. Certain group accident and health reinsurance business has become the subject of disputes concerning the placement of the business with reinsurers and the recovery of the reinsurance. See note 13-- "Discontinued Operations." Phoenix makes off-balance sheet commitments related to venture capital partnerships. As of December 31, 2001, total unfunded capital commitments were $166.8 million.

23.      STATUTORY FINANCIAL INFORMATION

Phoenix Life's insurance subsidiaries are required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities. Except for the accounting policy involving federal income taxes described next, there were no material practices not prescribed by the Insurance Department of the State of New York ("Insurance Department"), as of December 31, 2000 and 2001. Phoenix Life's statutory federal income tax liability is principally based on estimates of federal income tax due. A deferred income tax liability has also been established for estimated taxes on unrealized gains for common stock and venture capital equity partnerships. Current New York Insurance Law does not allow the recording of deferred income taxes. Phoenix Life has received approval from the Insurance Department for this practice.

Statutory surplus differs from equity reported in accordance with GAAP for life insurance companies primarily because policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, surplus notes are included in surplus rather than debt, post-retirement benefit costs are based on different assumptions and reflect a different method of adoption, life insurance reserves are based on different assumptions and income tax expense reflects only taxes paid or currently payable.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The following reconciles the statutory net income of Phoenix Life as reported to regulatory authorities to the net income reported in these financial statements for the year ended:


                                                                      DECEMBER 31,
                                                         ----------------------------------------
                                                             1999          2000           2001
                                                         -----------    ----------    -----------
                                                                     (IN MILLIONS)
         Statutory net income.......................      $   131.3      $  266.1        $ (13.4)
         DAC, net ..................................          (24.3)       (181.2)          69.7
         Future policy benefits ....................          (27.5)         (2.5)         (18.5)
         Pension and postretirement expenses........           (8.6)         13.2           29.3
         Investment valuation allowances............           15.4         (45.9)        (138.4)
         Interest maintenance reserve...............           (7.2)        (26.1)          13.4
         Deferred income taxes......................            3.9          61.3           52.9
         Other, net.................................            6.2          (1.6)           6.1
                                                         -----------    ----------    -----------
         Net income, as reported....................      $    89.2      $   83.3        $   1.1
                                                         ===========    ==========    ===========

The following reconciles the statutory surplus and asset valuation reserve (AVR) of Phoenix as reported to regulatory authorities to equity as reported in these financial statements:

                                                                       DECEMBER 31,
                                                            --------------------------------
                                                                  2000              2001
                                                                      (IN MILLIONS)
                                                            --------------------------------
         Statutory surplus, surplus notes and AVR......      $    1,883.2       $   1,373.2
         DAC, net......................................           1,062.2           1,225.5
         Future policy benefits........................            (536.0)           (701.9)
         Pension and postretirement expenses...........            (173.3)           (166.1)
         Investment valuation allowance................            (405.9)             66.7
         Interest maintenance reserve..................                .5              12.4
         Deferred income taxes.........................             108.5             122.0
         Surplus notes.................................            (161.4)           (163.3)
         Other, net....................................              63.1              63.6
                                                            --------------    --------------
         Equity, as reported...........................      $    1,840.9       $   1,832.1
                                                            ==============    ==============

In 1998, the National Association of Insurance Commissioners (NAIC) adopted the Codification of Statutory Accounting Principles guidance, which replaces the current accounting practices and procedures manual as the NAIC's primary guidance on statutory accounting as of January 1, 2001. The codification provides guidance for areas where statutory accounting has been silent and changes current statutory accounting in some areas, e.g. deferred income taxes are recorded.

The State of Connecticut Insurance Department has adopted the Codification guidance, effective January 1, 2001. The effect of adoption decreased Phoenix Life's statutory surplus by $67.2 million, primarily as a result of impairment of investments and non-admitting investment income in excess of 90 days and non-admitting of certain assets of its subsidiaries.

         PHOENIX LIFE
         INSURANCE COMPANY
         (A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.) UNAUDITED FINANCIAL STATEMENTS
         MARCH 31, 2002

                         PHOENIX LIFE INSURANCE COMPANY
           (A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
                                TABLE OF CONTENTS

Unaudited Financial Statements:                                                                             PAGE
                                                                                                            ----
Consolidated Balance Sheet as of March 31, 2002 and December 31, 2001...................................... F-48
Consolidated Statement of Income, Comprehensive Income and Stockholder's Equity
for the three months ended March 31, 2002 and 2001......................................................... F-49
Consolidated Condensed Statement of Cash Flows for the three months ended
March 31, 2002 and 2001.................................................................................... F-50
Notes to Unaudited Consolidated Financial Statements....................................................... F-51


                         PHOENIX LIFE INSURANCE COMPANY
           (A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
                           CONSOLIDATED BALANCE SHEET
                              (Amounts in millions)
                      MARCH 31, 2002 AND DECEMBER 31, 2001


                                                                          2002                 2001
                                                                    ----------------     ----------------
ASSETS:
Available-for-sale debt securities, at fair value                 $         10,009.6   $          9,599.2
Equity securities, at fair value                                               297.8                286.0
Mortgage loans, at unpaid principal balances                                   522.7                535.8
Real estate, at lower of cost or fair value                                     75.2                 83.1
Venture capital partnerships, at equity in net assets                          290.3                291.7
Affiliate equity and debt securities                                           295.1                330.6
Policy loans, at unpaid principal balances                                   2,162.8              2,172.2
Other investments                                                              275.9                289.7
                                                                    ----------------     ----------------
    Total investments                                                       13,929.4             13,588.3
Cash and cash equivalents                                                      452.8                547.9
Accrued investment income                                                      217.0                203.1
Premiums, accounts and notes receivable                                        214.3                175.1
Reinsurance recoverable balances                                                55.9                 21.4
Deferred policy acquisition costs                                            1,191.8              1,123.7
Premises and equipment                                                         102.5                102.2
Deferred income taxes                                                            6.7                 22.9
Goodwill and other intangible assets                                            22.6                 22.6
Net assets of discontinued operations                                           20.8                 20.8
Other general account assets                                                     6.6                 32.7
Separate account and investment trust assets                                 5,711.2              5,570.0
                                                                    ----------------     ----------------
    Total assets                                                  $         21,931.6   $         21,430.7
                                                                    ================      ===============

LIABILITIES:
Policy liabilities                                                $         13,395.6   $         13,005.0
Policyholder deposit funds                                                     340.5                356.6
Indebtedness                                                                   175.0                175.0
Other general account liabilities                                              497.5                496.0
Separate account and investment trust liabilities                            5,708.0              5,564.9
                                                                    ----------------     ----------------
    Total liabilities                                                       20,116.6             19,597.5
                                                                    ----------------     ----------------

MINORITY INTEREST:
Minority interest in net assets of subsidiaries                                  1.0                  1.1
                                                                    ----------------     ----------------

STOCKHOLDERS' EQUITY:
Common stock, $1,000 par value: 10,000 shares authorized, issued
    and outstanding                                                             10.0                 10.0
Additional paid-in capital                                                   1,712.0              1,712.0
Retained earnings                                                               53.2                 29.0
Accumulated other comprehensive income                                          38.8                 81.1
                                                                    ----------------     ----------------
    Total stockholders' equity                                               1,814.0              1,832.1
                                                                    ----------------     ----------------
    Total liabilities, minority interest and stockholders' equity $         21,931.6   $         21,430.7
                                                                    ================      ===============


        The accompanying notes are an integral part of these consolidated financial statements.


                         PHOENIX LIFE INSURANCE COMPANY
           (A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
 CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME AND STOCKHOLDERS' EQUITY
                              (Amounts in millions)
                   THREE MONTHS ENDED MARCH 31, 2002 AND 2001

                                                                                       2002             2001
                                                                                    ------------     ------------
REVENUES:
Premiums                                                                         $        257.4   $        266.0
Insurance and investment product fees                                                      62.5            145.5
Net investment income                                                                     228.4            168.2
Net realized investment losses                                                            (35.0)           (15.6)
                                                                                    ------------     ------------
    Total revenues                                                                        513.3            564.1
                                                                                    ------------     ------------
BENEFITS AND EXPENSES:
Policy benefits                                                                           333.9            334.1
Policyholder dividends                                                                     74.2            106.3
Policy acquisition cost amortization                                                      (10.9)            35.1
Intangible asset amortization                                                                 -             13.2
Interest expense                                                                            3.0              7.1
Demutualization expenses                                                                      -             10.7
Other operating expenses                                                                   63.0            237.4
                                                                                    ------------     ------------
    Total benefits and expenses                                                           463.2            743.9
                                                                                    ------------     ------------
Income (loss) before income taxes and minority interest                                    50.1           (179.8)
Applicable income tax expense (benefit)                                                    15.5            (69.0)
                                                                                    ------------     ------------
Income (loss) before minority interest                                                     34.6           (110.8)
Minority interest in net income of subsidiaries                                               -             (1.8)
                                                                                    ------------     ------------
INCOME (LOSS) BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGES                               34.6           (112.6)
Cumulative effect of accounting changes:
    Goodwill impairment                                                                   (10.4)               -
    Venture capital partnerships and derivative financial instruments                         -            (44.9)
                                                                                    ------------     ------------
NET INCOME (LOSS)                                                                $         24.2   $       (157.5)
                                                                                    ============     ============

COMPREHENSIVE INCOME:
NET INCOME (LOSS)                                                                $         24.2   $       (157.5)
Other comprehensive loss:
    Net unrealized investment losses                                                      (28.6)           (10.9)
    Net unrealized foreign currency translation adjustment and other                      (13.7)            (5.1)
                                                                                    ------------     ------------
        Total other comprehensive loss                                                    (42.3)           (16.0)
                                                                                    ------------     ------------
COMPREHENSIVE LOSS                                                               $        (18.1)  $       (173.5)
                                                                                    ============     ============

STOCKHOLDERS' EQUITY:
STOCKHOLDERS' EQUITY, BEGINNING OF PERIOD                                        $      1,832.1   $      1,840.9
Comprehensive loss                                                                        (18.1)          (173.5)
Other equity adjustments                                                                      -              3.2
                                                                                    ------------     ------------
STOCKHOLDERS' EQUITY, END OF PERIOD                                              $      1,814.0   $      1,670.6
                                                                                    ============     ============


        The accompanying notes are an integral part of these consolidated financial statements.

                         PHOENIX LIFE INSURANCE COMPANY
           (A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
                 CONSOLIDATED CONDENSED STATEMENT OF CASH FLOWS
                              (Amounts in millions)
                   THREE MONTHS ENDED MARCH 31, 2002 AND 2001

                                                                                     2002                 2001
                                                                                ---------------      ---------------
OPERATING ACTIVITIES:
CASH FOR OPERATIONS                                                          $            (3.3)   $           (23.5)
                                                                                ---------------      ---------------

INVESTING ACTIVITIES:
Available-for-sale debt security sales, maturities and repayments                        486.9                365.0
Held-to-maturity debt security maturities and repayments                                     -                 46.1
Equity security sales                                                                     13.1                 39.7
Subsidiary sales                                                                             -                  2.0
Mortgage loan maturities and principal repayments                                         13.3                 24.3
Venture capital partnership distributions                                                  9.2                  9.2
Real estate and other invested assets sales                                               22.2                   .7
Available-for-sale debt security purchases                                              (930.8)              (520.5)
Held-to-maturity debt security purchases                                                     -                (68.9)
Equity security purchases                                                                (13.2)               (23.5)
Subsidiary purchases                                                                         -               (367.2)
Mortgage loan principal disbursements                                                        -                  (.2)
Unconsolidated affiliate and other invested asset purchases                              (20.0)               (12.4)
Venture capital partnership investments                                                  (13.0)               (12.9)
Other continuing operation investing activities, net                                      (6.5)                (6.1)
Policy loan receipts (advances), net                                                       9.4                (16.5)
Premises and equipment additions                                                          (3.7)                (3.9)
                                                                                ---------------      ---------------
CASH FOR CONTINUING OPERATIONS                                                          (433.1)              (545.1)
Cash from discontinued operations                                                         25.4                 16.0
                                                                                ---------------      ---------------
CASH FOR INVESTING ACTIVITIES                                                           (407.7)              (529.1)
                                                                                ---------------      ---------------

FINANCING ACTIVITIES:
Policyholder deposit fund receipts, net                                                  315.9                100.9
Indebtedness proceeds                                                                        -                180.0
Indebtedness repayments                                                                      -               (134.2)
Minority interest distributions                                                              -                 (5.8)
                                                                                ---------------      ---------------

CASH FROM FINANCING ACTIVITIES                                                           315.9                140.9
                                                                                ---------------      ---------------

CASH AND CASH EQUIVALENTS CHANGES                                                        (95.1)              (411.7)
Cash and cash equivalents, beginning of period                                           547.9                720.0
                                                                                ---------------      ---------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                     $           452.8    $           308.3
                                                                                ===============      ===============


        The accompanying notes are an integral part of these consolidated financial statements.

                         PHOENIX LIFE INSURANCE COMPANY
           (A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
            NOTES TO THE UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS


1.   DESCRIPTION OF BUSINESS

     Phoenix Life Insurance Company ("Phoenix Life") and its subsidiaries offer a broad range of life insurance and annuity products in the United States of America. Phoenix Life is a wholly-owned subsidiary of The Phoenix Companies, Inc. ("Phoenix"), a publicly traded company. See note 3--"Reorganization and Initial Public Offering."

2.   BASIS OF  PRESENTATION

     The accompanying unaudited consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for interim financial information. Accordingly, they do not include all of the information and footnotes required by GAAP for complete financial statements.

     In the opinion of management, all adjustments (consisting only of normal recurring accruals) considered necessary for a fair statement have been included. Operating results for the three months ended March 31, 2002 are not necessarily indicative of the results that may be expected for the year ending December 31, 2002. These unaudited consolidated financial statements should be read in conjunction with the consolidated financial statements of Phoenix Life for the year ended December 31, 2001.

3.   REORGANIZATION AND INITIAL PUBLIC OFFERING

     On December 18, 2000, the board of directors of Phoenix Home Life Mutual Insurance Company ("Phoenix Mutual") unanimously adopted a plan of reorganization which was amended and restated on January 26, 2001. On June 25, 2001, the effective date of the demutualization, Phoenix Mutual converted from a mutual life insurance company to a stock life insurance company, became a wholly owned subsidiary of Phoenix and changed its name to Phoenix Life Insurance Company. All policyholder membership interests in the mutual company were extinguished on the effective date and eligible policyholders of the mutual company received 56.2 million shares of common stock, $28.8 million of cash and $12.7 million of policy credits as compensation. The demutualization was accounted for as a reorganization. In addition, Phoenix Life established a closed block for the benefit of holders of certain of its individual life insurance policies. The purpose of the closed block is to protect, after demutualization, the reasonable policy dividend expectations of the holders of the policies included in the closed block. The closed block will continue in effect until such date as none of such policies are in force. See note 6, "Closed Block."

     On June 25, 2001, Phoenix closed its IPO, in which 48.8 million shares of common stock were issued at a price of $17.50 per share. Net proceeds from the IPO equaling $807.9 million were contributed to Phoenix Life. On July 24, 2001, Morgan Stanley Dean Witter exercised its right to purchase 1,395,900 shares of the common stock of Phoenix at the IPO price of $17.50 per share less underwriters discount. Net proceeds of $23.2 million were contributed to Phoenix Life.

4.   SUMMARY OF NEW SIGNIFICANT ACCOUNTING POLICIES

     Goodwill and Other Intangible Assets

     Effective January 1, 2002, Phoenix Life adopted a new accounting standard for goodwill and other intangible assets. The standard primarily addresses the accounting for goodwill and intangible assets subsequent to their initial recognition. Under the standard, amortization of goodwill and other intangible assets with indefinite lives recorded in past business combinations is discontinued after 2001 and reporting units must be identified for the purpose of assessing potential future impairments of goodwill. In accordance with the standard, goodwill amortization will not be recognized after 2001.

                         PHOENIX LIFE INSURANCE COMPANY
           (A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
            NOTES TO THE UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS


     The provisions of the standard also apply to equity-method investments. The standard prohibits amortization of the excess of cost over the underlying equity in the net assets of an equity-method investee that is recognized as goodwill.

     The standard also requires that goodwill and indefinite-lived intangible assets be tested at least annually for impairment. Upon adoption of the standard, goodwill and indefinite-lived intangibles were tested for impairment by comparing the fair value to the carrying amount of the asset as of the beginning of 2002. The effect of adopting the standard in 2002 decreased after-tax income by $10.4 million for the three months ended March 31, 2002, primarily due to declines in the market value of the business units previously acquired. The asset write-down related to the impairment charge was applied to affiliate equity, because the related business unit is an equity-method investment. Phoenix Life recognized $4.0 million in goodwill amortization in the first quarter of 2001.

     Impairment of Long-Lived Assets

     Effective January 1, 2002, Phoenix Life adopted a new accounting standard, Accounting for the Impairment or Disposal of Long-Lived Assets. Under the standard, long-lived assets to be sold within one year must be separately identified and carried at the lower of carrying value or fair value less cost to sell.

     Long-lived assets expected to be held longer than one year are subject to depreciation and must be written down to fair value upon impairment. Long-lived assets no longer expected to be sold within one year, such as some foreclosed real estate, must be written down to the lower of current fair value or fair value at the date of foreclosure adjusted to reflect depreciation since acquisition. Upon adoption of the standard, Phoenix Life determined there was no material effect on its results of operations or financial condition.

5.   SIGNIFICANT TRANSACTIONS

     Deferred Policy Acquisition Costs

     In the first quarter of 2002, Phoenix Life refined the mortality assumptions used in the development of estimated gross margins for the traditional participating block of business to reflect favorable experience. This revision resulted in a $22.1 million increase in the deferred acquisition cost balances.

6.   CLOSED BLOCK

     On the date of demutualization, Phoenix Life established a closed block for the benefit of holders of certain individual participating life insurance policies and annuities of Phoenix Life for which Phoenix Life had a dividend scale payable in 2000. See note 14 of Phoenix Life's consolidated financial statements for the year ended December 31, 2001 for more information on the closed block.

     As specified in the plan of reorganization, the allocation of assets for the closed block was made as of December 31, 1999. Consequently, cumulative earnings on the closed block assets and liabilities for the period January 1, 2001 to March 31, 2002 in excess of expected cumulative earnings did not inure to stockholders and have been used to establish a policyholder dividend obligation as of March 31, 2002. The decrease in the policyholder dividend obligation of $64.4 million pre-tax, consists of $26.2 million of pre-tax losses for the period January 1, 2002 to March 31, 2002 and the unrealized losses on assets in the closed block for the period January 1, 2002 to March 31, 2002 of $38.2 million, pre-tax.


                         PHOENIX LIFE INSURANCE COMPANY
           (A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
            NOTES TO THE UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

    The following sets forth certain summarized financial information relating to the closed block as of March 31, 2002 and December 31, 2001 (in millions):

                                                                                   2002               2001
                                                                              ---------------     --------------
         LIABILITIES:
         Policy liabilities and accruals and policyholder deposit funds     $         9,202.2   $        9,150.2
         Policyholder dividends payable                                                 366.4              357.3
         Policyholder dividend obligation                                               102.8              167.2
         Other closed block liabilities                                                  62.5               57.0
                                                                              ---------------     --------------
         Total closed block liabilities                                               9,733.9            9,731.7
                                                                              ---------------     --------------
         ASSETS:
         Available-for-sale debt securities at fair value                             5,812.0            5,734.2
         Mortgage loans                                                                 380.5              386.5
         Policy loans                                                                 1,399.8            1,407.1
         Deferred income taxes                                                          391.9              392.6
         Investment income due and accrued                                              127.4              125.3
         Net due and deferred premiums                                                   39.5               41.1
         Cash and cash equivalents                                                      162.7              239.7
         Other closed block assets                                                       43.4               14.8
                                                                              ---------------     --------------
         Total closed block assets                                                    8,357.2            8,341.3
         Excess of reported closed block liabilities over closed block assets representing maximum future earnings to be recognized
            from closed block assets and liabilities                       $         1,376.7   $        1,390.4
                                                                            =================    ==============

         CHANGE IN POLICYHOLDER DIVIDEND OBLIGATION:
         Balance at beginning of period                                     $           167.2   $          115.5
         Change during the period                                                       (64.4)              51.7
                                                                              ---------------     --------------
         Balance at end of period                                           $           102.8   $          167.2
                                                                            =================    ==============

The following sets forth certain summarized financial information relating to the closed block for the quarter ended March 31, 2002 (in millions):

         REVENUES:
         Premiums                                                           $           248.7
         Net investment income                                                          138.8
         Realized investment losses, net                                                (36.1)
                                                                              ---------------
         Total revenues                                                                 351.4
                                                                              ---------------
         EXPENSES:
         Benefits to policyholders                                                      253.5
         Other operating costs and expenses                                               2.8
         Change in policyholder dividend obligation                                     (26.2)
         Dividends to policyholders                                                     100.2
                                                                              ---------------
         Total benefits and expenses                                                    330.3
                                                                              ---------------
         Contribution from the closed block, before income taxes                         21.1
         Income tax expense                                                               7.4
                                                                              ---------------
         Contributions from closed block, after income taxes                $            13.7
                                                                            =================

7.   DISCONTINUED REINSURANCE OPERATIONS

     In 1999, Phoenix Life exited its reinsurance operations through a combination of sale, reinsurance and placement of certain components into run-off. The reinsurance segment consisted primarily of individual life reinsurance operations as well as group accident and health reinsurance business. Phoenix Life placed the retained group

                         PHOENIX LIFE INSURANCE COMPANY
           (A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
            NOTES TO THE UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

     accident and health reinsurance business into run-off. Phoenix Life adopted a formal plan to stop writing new contracts covering these risks and end the existing contracts as soon as those contracts would permit. However, Phoenix Life remained liable for claims under those contracts.

     Phoenix Life has reviewed its estimates of future losses related to the group accident and health reinsurance business as well as future expenses associated with managing the run-off. Based on the most recent information available, Phoenix Life did not recognize any additional reserve provisions during the first three months of 2002.

     Phoenix Life's reserves and aggregate excess of loss reinsurance coverage are expected to cover the run-off of the business; however, the nature of the underlying risks is such that the claims may take years to reach the reinsurers involved. Therefore, Phoenix Life expects to pay claims out of existing estimated reserves for up to ten years as the level of business diminishes.

     A significant portion of the claims arising from the discontinued group accident and health reinsurance business arises from the activities of Unicover Managers, Inc. ("Unicover"). Unicover organized and managed a group, or pool, of insurance companies ("Unicover pool") and certain other facilities, which reinsured the life and health insurance components of workers' compensation insurance policies issued by various property and casualty insurance companies. Phoenix Life was a member of the Unicover pool. Phoenix Life terminated its participation in the Unicover pool effective March 1, 1999.

     Phoenix Life is involved in disputes relating to the activities of Unicover. Under Unicover's underwriting authority, the Unicover pool and Unicover facilities wrote a dollar amount of reinsurance coverage that was many times greater than originally estimated. As a member of the Unicover pool, Phoenix Life is involved in several disputes in which the pool members assert that they can deny coverage to certain insurers that claim that they purchased reinsurance coverage from the pool.

     Further, Phoenix Life was, along with Sun Life Assurance of Canada ("Sun Life") and Cologne Life Reinsurance Company ("Cologne Life"), a retrocessionaire (meaning a reinsurer of other reinsurers) of the Unicover pool and two other Unicover facilities, providing the pool and facility members with reinsurance of the risks that the pool and facility members had assumed. In September 1999, Phoenix Life joined an arbitration proceeding that Sun Life had begun against the members of the Unicover pool and the Unicover facilities. In this arbitration, Phoenix Life and Sun Life sought to cancel their retrocession agreement on the grounds that material misstatements and nondisclosures were made to them about, among other things, the amount of risks they would be reinsuring. The arbitration proceedings are ongoing only with respect to the Unicover pool, because Phoenix Life, Sun Life and Cologne Life reached settlement with the two Unicover facilities in the first quarter of 2000.

     In its capacity as a retrocessionaire of the Unicover business, Phoenix Life had an extensive program of its own reinsurance in place to protect it from financial exposure to the risks it had assumed. Currently, Phoenix Life is involved in separate arbitration proceedings with certain of its own retrocessionaires which are seeking on various grounds to avoid paying any amounts to Phoenix Life. Most of these proceedings remain in their preliminary phases. Because the same retrocession program that covers Phoenix Life's Unicover business covers a significant portion of its other remaining group accident and health reinsurance business, Phoenix Life could have additional material losses if one or more of its retrocessionaires successfully avoids its obligations.

     A second set of disputes involves personal accident business that was reinsured in the London reinsurance market in the mid-1990s in which Phoenix Life participated. The disputes involve multiple layers of reinsurance, and allegations that the reinsurance program created by the brokers involved in placing those layers was interrelated and devised to disproportionately pass losses to a top layer of reinsurers. Many companies who participated in this business are involved in arbitrations in which those top layer companies are attempting to avoid their obligations on the basis of misrepresentation. Because of the complexity of the disputes and the reinsurance arrangements, many of these companies are currently participating in negotiations of the disputes for certain contract years, and Phoenix Life believes that similar discussions will follow for the remaining years. Although Phoenix Life is

                         PHOENIX LIFE INSURANCE COMPANY
           (A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
            NOTES TO THE UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

     vigorously defending its contractual rights, Phoenix Life is actively involved in the attempt to reach negotiated business solutions.

     Given the uncertainty associated with litigation and other dispute resolution proceedings, and the expected long-term development of net claims payments, the estimated amount of the loss on disposal of reinsurance discontinued operations may differ from actual results. However, it is management's opinion, after consideration of the provisions made in these financial statements, that future developments will not have a material effect on Phoenix Life's consolidated financial position.

     The assets and liabilities of the discontinued operations have been excluded from the assets and liabilities of continuing operations and separately identified on the Consolidated Balance Sheet. Net assets of the discontinued operations totaled $20.7 million and $20.8 million as of March 31, 2002 and December 31, 2001, respectively.

     There were no discontinued reinsurance operating results for the three months ended March 31, 2002 and 2001 because the operations were discontinued prior to January 1, 2001.

8.   COMMITMENTS AND CONTINGENCIES

     Certain group accident and health reinsurance business has become the subject of disputes concerning the placement of the business with reinsurers and the recovery of the reinsurance. See note 7, "Discontinued Operations."

     Phoenix Life makes off-balance sheet commitments related to venture capital partnerships. As of March 31, 2002, total unfunded capital commitments were $162.0 million.

APPENDIX A
PERFORMANCE HISTORY
--------------------------------------------------------------------------------

THESE RATES OF RETURN SHOWN ARE NOT AN ESTIMATE NOR A GUARANTEE OF FUTURE PERFORMANCE. THE PERFORMANCE HISTORY SHOWN IS SOLELY FOR THE UNDERLYING INVESTMENT PORTFOLIOS. THEY DO NOT ILLUSTRATE HOW ACTUAL PERFORMANCE WILL AFFECT THE BENEFITS UNDER YOUR POLICY BECAUSE THEY DO NOT ACCOUNT FOR ANY OF THE CHARGES AND DEDUCTIONS THAT APPLY TO YOUR POLICY VALUE. (SEE "CHARGES AND DEDUCTIONS").

Yield of the Phoenix-Goodwin Money Market Series. We calculate the yield of the Phoenix-Goodwin Money Market Series for a 7-day "base period" by determining the "net change in value" of a hypothetical pre-existing account. We assume the hypothetical account had an initial balance of one share of the series at the beginning of the base period. We then determine what the value of the hypothetical account would have been at the end of the 7-day base period. We assume no policy charges were deducted from the hypothetical account. The end value minus the initial value gives us the net change in value for the hypothetical account. The net change in value can then be divided by the initial value giving us the base period return (one week's return). To find the equivalent annual return we multiply the base period return by 365/7. The equivalent effective annual yield differs from the annual return because we assume all returns are reinvested in the subaccount. We carry results to the nearest hundredth of one percent.

            Example Calculation:

            The following example of a return/yield calculation for the Phoenix-Goodwin Money Market Series is based on the 7-day period ending December 31, 2001

            Value of hypothetical pre-existing account with exactly
              one unit at the beginning of the period:............   $1.000000
            Value of the same account (excluding capital changes)
              at the end of the 7-day period:.....................    1.000337
            Calculation:
              Ending account value ...............................    1.000337
              Less beginning account value .......................    1.000000
              Net change in account value ........................    0.000337
            Base period return:
              (adjusted change/beginning account value) ..........    0.000337
            Current annual yield = return x (365/7) = ............       1.76%
            Effective annual yield = [(1 + return)365/7] - 1 = ...       1.77%

The current yield and effective yield information will fluctuate. Yield and return information may not provide a suitable basis for comparison with bank deposits or other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies, due to charges which will be deducted on the Account level.

We will usually advertise the average annual total return for a subaccount calculated for one year, three years, five years, ten years and since the inception date of the underlying portfolio. We assume the reinvestment of all distributions at net asset value but do not account for the deduction of any of the daily or monthly charges made under the policy.

Performance is the compounded return for the time period indicated, net of all fund level fees. Returns for the periods greater than one year are annualized. Performance does not include the effects of product charges, including any or all of the following: issue, sales and tax charges; mortality and expense risk fees; cost of insurance charges; administrative and transfer fees; and surrender charges. IF THESE CHARGES WERE REFLECTED IN THESE RETURNS, PERFORMANCE WOULD BE SIGNIFICANTLY LOWER THAN SHOWN. Please obtain a personalized illustration by contacting your registered representative. The illustration will show all applicable product charges deducted, including the cost of insurance.

Since subaccount performance fluctuates, the policy value, when redeemed, may be worth more or less than the original cost. Withdrawals will affect the policy value and death benefit.

You may obtain a copy of the most up-to-date performance numbers for the previous month from your registered representative.


---------------------------------------------------------------------------------------------------------------------------------
                               AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 2001
---------------------------------------------------------------------------------------------------------------------------------
SERIES                                             INCEPTION DATE    1 YEAR     3 YEARS    5 YEARS     10 YEARS  SINCE INCEPTION
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series                 05/01/90       -24.04%     -6.09%      3.49%       6.43%        6.35%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen New Asia Series                      09/17/96         1.02%      8.63%     -3.71%        N/A        -3.48%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-AIM Mid-Cap Equity Series                     10/29/01         N/A         N/A        N/A         N/A         6.55%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Growth + Value Series      10/29/01         N/A         N/A        N/A         N/A         7.03%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Deutsche Dow 30 Series                        12/15/99        -5.98%       N/A        N/A         N/A        -4.49%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Deutsche Nasdaq-100 Index(R) Series           08/15/00       -33.06%       N/A        N/A         N/A       -46.43%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities Series   05/01/95         6.62%     13.48%      7.04%        N/A        12.57%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series                12/31/82       -34.57%    -11.31%      1.89%       8.05%       13.79%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth Series        08/15/00       -26.73%       N/A        N/A         N/A       -29.20%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Federated U.S. Government Bond Series         12/15/99         5.01%       N/A        N/A         N/A        10.59%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market Series                   10/08/82         3.82%      4.89%      4.99%       4.60%       6.11%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income Series      12/31/82         6.09%      6.01%      4.87%       7.83%        9.37%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Hollister Value Equity Series                 03/02/98       -17.96%     10.48%       N/A         N/A        11.03%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-J.P. Morgan Research Enhanced Index Series    07/14/97       -11.90%     -2.50%       N/A         N/A         5.89%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Flexible Income Series                  12/15/99         7.24%       N/A        N/A         N/A         6.69%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Growth Series                           12/15/99       -23.83%       N/A        N/A         N/A       -14.99%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Growth Stock Series             10/29/01         N/A         N/A        N/A         N/A         6.89%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Trust Series                    10/29/01         N/A         N/A        N/A         N/A         4.25%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Value Series                              10/29/01         N/A         N/A        N/A         N/A         5.73%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Growth & Income Series               03/02/98        -8.17%      0.12%       N/A         N/A         5.07%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Strategic Allocation Series          09/17/84         1.87%      4.47%     10.71%      10.01%       12.04%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Global Value Series         11/20/00        -6.84%       N/A        N/A         N/A        -2.51%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value Series        03/02/98        22.98%      8.85%       N/A         N/A         3.55%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value Series      11/20/00        15.76%       N/A        N/A         N/A        20.65%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series                  03/02/98       -25.28%      7.37%       N/A         N/A        11.29%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series                 01/29/96       -27.36%     -0.10%     11.07%        N/A        11.09%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Van Kampen Focus Equity Series                12/15/99       -15.09%       N/A        N/A         N/A       -11.22%
---------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                    05/05/93       -23.28%     -0.39%      6.01%        N/A        11.74%
---------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund                          05/05/93       -12.56%     -1.03%      9.69%        N/A        13.40%
---------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio             01/25/95       -15.93%      4.01%     16.27%        N/A        22.77%
---------------------------------------------------------------------------------------------------------------------------------
Federated Fund For U.S. Government Securities II      03/28/94         7.03%      5.70%      6.66%        N/A         6.28%
---------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II                    03/01/94         1.38%     -1.91%      1.98%        N/A         4.97%
---------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio                           11/03/97       -12.37%      0.49%       N/A         N/A         6.80%
---------------------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio                    11/03/97       -14.44%     -9.62%       N/A         N/A        -1.04%
---------------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio                                  11/03/97       -17.72%      0.15%       N/A         N/A         8.54%
---------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund-- Class 2               11/08/96         7.04%     11.25%     10.05%        N/A        10.47%
---------------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities Fund--        09/27/96        -8.09%     -1.44%    -11.80%        N/A       -11.03%
Class 2
---------------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund-- Class 2           05/11/92       -15.99%      0.36%      4.61%        N/A         9.52%
---------------------------------------------------------------------------------------------------------------------------------
Templeton Global Asset Allocation Fund-- Class 2      11/28/88        -9.95%      3.36%      6.20%        9.91%       9.82%
---------------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund-- Class 2            03/15/94        -1.30%      6.57%      8.30%        N/A         9.88%
---------------------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R) Equity Index Fund                 08/22/97       -24.69%     -7.12%       N/A         N/A        -2.14%
---------------------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund                     10/01/97       -13.00%     -1.67%       N/A         N/A         5.32%
---------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio                                  11/30/99       -48.83%       N/A        N/A         N/A       -29.36%
---------------------------------------------------------------------------------------------------------------------------------
Wanger Foreign Forty                                  02/01/99       -26.61%       N/A        N/A         N/A        10.24%
---------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap                        05/01/95       -21.27%      8.76%      8.08%        N/A        15.53%
---------------------------------------------------------------------------------------------------------------------------------
Wanger Twenty                                         02/01/99         9.09%       N/A        N/A         N/A        17.60%
---------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies                         05/01/95        11.39%      8.56%     12.47%        N/A        18.34%
---------------------------------------------------------------------------------------------------------------------------------

We may include information about series' or advisor's investment strategies and management style in advertisements, sales literature and other communications. An advisor may alter investment strategies and style in response to changing market and economic conditions. A fund may advertise all or part of a series' portfolio holdings, including holdings in specific industries. A fund may also separately illustrate the income and capital gains portions of a series' total return. A fund may also advertise performance by dividing returns into equity and debt components. A series may compare its equity or bond returns to any of a number of well-known benchmarks of market performance; including, but not limited to:


The Dow Jones Industrial Average(SM)        Salomon Brothers Corporate Index         The Standard & Poor's 500 Index (S&P 500)
First Boston High Yield Index               Salomon Brothers Government Bond
                                               Index


Each subaccount may include its yield and total return in advertisements or communications with current or prospective contract owners. Each subaccount may also include in such advertisements, its ranking or comparison to similar mutual funds by such organizations as:


Lipper Analytical Services                  Morningstar, Inc.                        Thomson Financial

A fund may also compare a series' performance to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in such publications as:


Barrons                                     Consumer Reports                         The New York Times
Business Week                               Investor's Business Daily                Personal Investor
Changing Times                              Financial Planning                       Registered Representative
Forbes                                      Financial Services Weekly                U.S. News and World Report
Fortune                                     Money                                    The Wall Street Journal


The total return and yield may be used to compare the performance of the subaccounts with certain commonly used standards for stock and bond market performance. Such indexes include, but are not limited to:



The Dow Jones Industrial Average(SM)        Salomon Brothers Corporate Index         The S&P 500
First Boston High Yield Index               Salomon Brothers Government Bond
                                               Index


The Dow Jones Industrial Average(SM) (DJIA(SM)) is an unweighted index of 30 industrial "blue chip" U.S. stocks. It is the oldest continuing U.S. market index. The 30 stocks now in the DJIA(SM) are both widely-held and a major influence in their respective industries. The average is computed in such a way as to preserve its historical continuity and account for such factors as stock splits and periodic changes in the components of the index. The editors of The Wall Street Journal select the component stocks of the DJIA(SM).

The S&P 500 is a market-value weighted index composed of 500 stocks chosen for market size, liquidity, and industry group representation. It is one of the most widely used indicators of U.S. Stock Market performance. The composition of the S&P 500 changes from time to time. Standard & Poor's Index Committee makes all decisions about the S&P 500.

Weighted and unweighted indexes: A market-value, or capitalization, weighted index uses relative market value (share price multiplied by the number of shares outstanding) to "weight" the influence of a stock's price on the index. Simply put, larger companies' stock prices influence the index more than smaller companies' stock prices. An unweighted index (such as the Dow Jones Industrial Average(SM) uses stock price alone to determine the index value. A company's relative size has no bearing on its impact on the index.

The funds' annual reports, available upon request and without charge, contain a discussion of the performance of the funds and a comparison of that performance to a securities market index. You may obtain an Annual Report by contacting VULA at the address and telephone number on the first page of this prospectus.

APPENDIX B

GLOSSARY OF SPECIAL TERMS
--------------------------------------------------------------------------------

The following is a list of terms and their meanings when used in this prospectus.

ACCOUNT: Phoenix Life Variable Universal Life Account, a separate account of the company.

ATTAINED AGE: The age of the insured on his or her last birthday.

BENEFICIARY: The person or persons specified by the policyowner as entitled to receive the death benefits under a policy.

CODE: The Internal Revenue Code of 1986, as amended.

COMPANY (PHOENIX, WE, OUR, US): Phoenix Life Insurance Company.

DEBT: Outstanding loans against a policy, plus accrued interest.

GENERAL ACCOUNT: The general asset account of Phoenix.

ISSUE PREMIUM: The premium payment made in connection with issuing the policy.

LOAN ACCOUNT: An account that holds policy value to secure policy loans.

MONTHLY CALCULATION DAY: The first monthly calculation day is the same day as the policy date. Subsequent monthly calculation days are the same day of each month thereafter or, if such day does not fall within a given month, the last day of that month will be the monthly calculation day.

NET ASSET VALUE: The worth of one share of a series of a fund at the end of a valuation period. Net asset value is computed by adding the value of a series' holdings plus other assets, minus liabilities and then dividing the result by the number of shares outstanding.

PAYMENT DATE: The valuation date on which we receive a premium payment or loan repayment, unless it is received after the close of the NYSE, in which case it will be the next valuation date.

POLICY ANNIVERSARY: Each anniversary of the policy date.

POLICY DATE: The policy date as shown on the schedule page of the policy. It is the date from which we measure policy years and policy anniversaries.

POLICY VALUE: The sum of a policy's share in the values of each subaccount of the Account plus the policy's share in the values of the Guaranteed Interest Account plus the Loan Account.

POLICY YEAR: The first policy year is the 1-year period from the policy date up to, but not including, the first policy anniversary. Each succeeding policy year is the 1-year period from the policy anniversary up to, but not including, the next policy anniversary.

SERIES: A separate investment portfolio of a fund.

SUBACCOUNTS: Accounts within the Account to which nonloaned assets under a policy are allocated.

VALUATION DATE: For any subaccount, each date on which we calculate the net asset value of a fund.

VALUATION PERIOD: For any subaccount, the period in days from the end of one valuation date through the next.

VPMO: Variable Products Mail Operations division of Phoenix that processes incoming mail for VULA.

VULA: Variable and Universal Life Administration.

                           PART II. OTHER INFORMATION
                           UNDERTAKING TO FILE REPORTS

    Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that Section.

                              RULE 484 UNDERTAKING

    Section 723 of the New York Business Corporation Law, as made applicable to insurance companies by Section 108 of the New York Insurance Law, provides that a corporation may indemnify any director or officer of the corporation made, or threatened to be made, a party to an action or proceeding other than one by or in the right of the corporation to procure a judgment in its favor, whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, by reason of the fact that he, his testator or intestate, served such other corporation in any capacity at the request of the indemnifying corporation.


    Article VI Section 6.1 of the By-laws of the Company provides that "To the full extent permitted by the laws of the State of New York, the Company shall indemnify any person made or threatened to be made a party to any action, proceeding or investigation, whether civil or criminal, by reason of the fact that such person, or such person's testator or intestate:

    (1) is or was a Director, Officer or employees of the Company; or

    (2) serves or served another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity at the request of the Company, and at the time of such services, was a Director, officer or employee of the Company.

    against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with or as a result of such action, proceeding or investigation, or any appeal therein."


    Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

    REPRESENTATION PURSUANT TO SECTION 26(e)(2)(A) OF THE INVESTMENT COMPANY
                                  ACT OF 1940.


    Pursuant to Section 26(e)(2)(A) of the Investment Company Act of 1940, as amended, Phoenix Life Insurance Company represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks to be assumed thereunder by Phoenix Life Insurance Company.

                       CONTENTS OF REGISTRATION STATEMENT

    This registration statement comprises the following papers and documents:

    Facing sheet.


    Prospectus; version A, "The Phoenix Edge(R)."

    Prospectus; version B, "The Phoenix Edge(R)-SPVL."


    The undertaking to file reports.

    The Rule 484 undertaking.

    Representation pursuant to Section 26(e)(2)(A) under the Investment Company Act of 1940.

    Signatures.


    Written consent of the following:

        (a)  Richard J. Wirth, Esq.


        (b)  PricewaterhouseCoopers LLP

        (c)  Paul M. Fischer, FSA, CLU, ChFC


        (d)  Brian A. Giantonio, Esq., CPA

    The following exhibits:


    1. The following exhibits correspond to those required by paragraph A to the instructions as to exhibits in Form N-8B-2:

    A. (1) Resolution of the Board of Directors of Phoenix Mutual establishing the Separate Account filed with registrant's Registration Statement on June 26, 1986 and filed via Edgar with Post-Effective Amendment No. 14 on April 29, 1998, incorporated by reference.

        (2)  Not Applicable.

        (3)  Distribution of Policies:

             (a) Master Service and Distribution Compliance Agreement between Depositor and Phoenix Equity Planning Corporation dated December 31, 1996 filed via Edgar with Post-Effective Amendment No. 14 on April 29, 1998, incorporated by reference.

             (b) Form of Agreement between Phoenix Equity Planning Corporation and Independent Brokers with respect to the sale of Policies filed via Edgar with Post-Effective Amendment No. 14 on April 29, 1998, incorporated by reference.

             (c)  Not Applicable.

        (4)  Not Applicable.

        (5) Specimen policies with optional riders:


             (a) The Phoenix Edge - Variable Life Insurance Policy Form Number 5000 (The Phoenix Edge) with optional rider (VR101) filed via Edgar on April 30, 1999, incorporated by reference.

             (b) The Phoenix Edge SPVL - Specimen Variable Life Insurance Policy Form filed via Edgar with Post Effective Amendment No. 17 on May 1, 2000 and incorporated by reference.


        (6) (a) Charter of Phoenix Home Life filed with registrant's Post-Effective Amendment No. 7 on June 22, 1992 and filed via Edgar with Post-Effective Amendment No. 14 on April 29, 1998, is incorporated by reference.

             (b) By-laws of Phoenix Home Life filed with registrant's Post-Effective Amendment No. 7 on June 22, 1992 and filed via Edgar with Post-Effective Amendment No. 14 on April 29, 1998, is incorporated by reference.

        (7)  Not Applicable.

        (8)  Not Applicable.

        (9) (a) The Phoenix Edge Form of Application for a Variable Life Insurance Policy is incorporated by reference to Registrant's Post-Effective Amendment No. 14 filed via Edgar on April 29, 1998. [Accession Number 0000949377-98-000063]

             (b) The Phoenix Edge - SPVL Form of Application for a Variable Life Insurance Policy is incorporated by reference to Registrant's Post-Effective Amendment No. 17 filed via Edgar on April 29, 1998. [Accession Number 0000949377-00-000260]

             (c)  Participation Agreements:

                  (1) Participation Agreement between Phoenix Home Life Mutual Insurance Company and Franklin Templeton Distributors, Inc. is incorporated by reference to Registrant's Edgar filing on form S-6 (File No. 033-06793) on April 29, 2002. [Accession Number 0000949377-02-000234].

                  (2) Participation Agreement(s) between Phoenix Home Life Mutual Insurance Company and Wanger Advisors Trust is incorporated by reference to Registrant's Edgar filing on form S-6 (File No. 033-06793) on April 29, 2002. [Accession Number 0000949377-02-000234].

                  (3) Participation agreement between Phoenix Home Life Mutual Insurance Company, Insurance Series, and Federated Securities Corp. is incorporated by reference to Registrant's Edgar filing on form S-6 (File No. 033-06793) on April 29, 2002. [Accession Number 0000949377-02-000234].

                  (4) Participation agreement between Phoenix Home Life Mutual Insurance Company, Deutsche Asset Management VIT Funds and Deutsche Asset Management, Inc. is incorporated by reference to Registrant's Edgar filing on form S-6 (File No. 033-06793) on April 29, 2002. [Accession Number 0000949377-02-000234].

                  (5) Participation agreement between Phoenix Home Life Mutual Insurance Company, Morgan Stanley Dean Witter Universal Funds, Inc., Miller Anderson & Sherrerd, LLP and Morgan Stanley Dean Witter Investment Management, Inc. is incorporated by reference to Registrant's Edgar filing on form S-6 (File No. 033-06793) on April 29, 2002.
                       [Accession Number 0000949377-02-000234].

                  (6) Participation agreement between Phoenix Home Life Mutual Insurance Company, The Alger American Fund and Fred Alger & Company, Incorporated. is incorporated by reference to Registrant's Edgar filing on form S-6 (File No. 033-06793) on April 29, 2002. [Accession Number 0000949377-02-000234].

                  (7) Participation agreement between Phoenix Home Life Mutual Insurance Company, Variable Insurance Products Fund and Fidelity Distributors Corporation is incorporated by reference to Registrant's Edgar filing on form S-6
                       (File No. 033-06793) on April 29, 2002. [Accession Number 0000949377-02-000234].

                  (8) Participation agreement between Phoenix Home Life Mutual Insurance Company, AIM Variable Insurance Funds, Phoenix Equity Planning Corporation and AIM Distributors, Inc. is incorporated by reference to Registrant's Edgar filing on form S-6 (File No. 033-06793) on April 29, 2002.
                       [Accession Number  0000949377-02-000234].

        (10) Not Applicable

        (11) Codes of Ethics:

             (a) Amended and Restated Code of Ethics: Phoenix Funds, Phoenix - Duff & Phelps Institutional Mutual Funds, Phoenix-Aberdeen Series Fund, Phoenix - Engemann Funds, Phoenix-Seneca Funds, Phoenix-Zweig Funds, dated May 31, 2001 is incorporated by reference to Registrant's Edgar filing on form S-6 (File No. 033-06793) on April 29, 2002. [Accession Number 0000949377-02-000234].

             (b) Amended and Restated Code of Ethics: The Phoenix Edge Series Fund, Phoenix Variable Advisors, Inc., Phoenix-Aberdeen International Advisors, LLC is incorporated by reference to Registrant's Edgar filing on form S-6 (File No. 033-06793) on April 29, 2002. [Accession Number 0000949377-02-000234].

             (c) Principles of Ethical Market Conduct is incorporated by reference to Registrant's Edgar filing on form S-6 (File No. 033-06793) on April 29, 2002. [Accession Number 0000949377-02-
                  000234].

             (d) Code of Ethics for Subsidiary Relationships and Transactions is incorporated by reference to Registrant's Edgar filing on form S-6 (File No. 033-06793) on April 29, 2002. [Accession Number 0000949377-02-000234].

        (12) Memorandum describing transfer and redemption procedures and method of computing adjustments in payments and cash values upon conversion to herein fixed benefit policies filed via Edgar with Post-Effective Amendment No. 14 on April 29, 1998, and incorporated by reference.

        (13) Illustrations of death benefits, policy values and cash surrender values are incorporated by reference to Registrant's Post-Effective Amendment No. 19 filed via Edgar on March 30, 2001 [Accession number 0000949377-01-000202].

    2. Opinion of Counsel as to the legality of the securities being registered, see Exhibits 6 and 8.

    3. No financial statement will be omitted from the Prospectus pursuant to Instruction 1(b) or (c) of Part I.

    4.  Not Applicable.


    5.  Consent of Independent Accountants.

    6.  Opinion and Consent of Counsel


    7. Opinion of Paul M. Fischer, FSA, CLU, ChFC as to the consistency of illustrations is incorporated by reference to Registrant's Post-Effective Amendment No. 19 filed via Edgar on March 30, 2001 [Accession number 0000949377-01-000202].


    8.  Opinion and Consent of Counsel

    9.  Powers of Attorney.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, Phoenix Life Variable Universal Life Account certifies that it meets all the requirements for effectiveness of this Registration Statement under Rule 485(b) of the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Hartford, State of Connecticut on the 9th day of August, 2002.


                                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

                                ------------------------------------------------
                                                  (Registrant)


                            By:           PHOENIX LIFE INSURANCE COMPANY

                                ------------------------------------------------
                                                   (Depositor)


                            By:
                                ------------------------------------------------
                                               *Dona D. Young, President and
                                                  Chief Operating Officer


               ATTEST:               /s/John H. Beers
                        -------------------------------------------
                            John H. Beers, Assistant Secretary



Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 9th day of August, 2002.


                SIGNATURE                   TITLE
                ---------                   -----

                                          Director
 ---------------------------------------

              *Sal H. Alfiero

                                          Director
---------------------------------------
             *J. Carter Bacot


                                          Director
---------------------------------------
             *Peter C. Browning

                                          Director
---------------------------------------
              *Arthur P. Byrne

                                          Director
---------------------------------------
            *Sanford Cloud, Jr.


                                          Director
---------------------------------------
            *Richard N. Cooper

                                          Director
---------------------------------------

              *Gordon J. Davis



---------------------------------------   Chairman of the Board, Chief
            *Robert W. Fiondella          Executive Officer

                SIGNATURE                   TITLE
                ---------                   -----


                                          Director
---------------------------------------

             *Ann Maynard Gray


                                          Director
---------------------------------------
               *John E. Haire


                                          Director
---------------------------------------
           *Jerry J. Jasinowski

                                          Director
---------------------------------------

             *Thomas S. Johnson

                                          Director
---------------------------------------
             *John W. Johnstone

                                          Director
---------------------------------------
            *Marilyn E. LaMarche


                                          Director
---------------------------------------
          *Philip R. McLoughlin

                                          Director
---------------------------------------
             *Robert F. Vizza


                                          Director
 ---------------------------------------
           *Robert G. Wilson


                                          Director, President and Chief
 ---------------------------------------  Operating Officer

             *Dona D. Young



By: /s/ Richard J. Wirth
--------------------------------------------------
*RICHARD J. WIRTH AS ATTORNEY-IN-FACT PURSUANT TO POWERS OF ATTORNEY, FILED AS
EXHIBIT 9 TO THIS REGISTRATION STATEMENT.


                                      S-2